UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 SCHEDULE 14C

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

☑ Preliminary Information Sheet

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐ Definitive Information Statement

ITEM 9 LABS CORP.

(Exact name of registrant as specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

☑ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐ Fee paid previously with preliminary materials.
☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

SCHEDULE 14C INFORMATION
Information Statement Pursuant to Regulation 14C

of the Securities Exchange Act of 1934 as amended

Item 9 Labs Corp.

2727 N 3rd Street, Suite 201, Phoenix AZ 85004

Tel. 1-833-867-6337

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement (the “Information Statement”) is being furnished to the holders (the “Stockholders”) of shares of common stock, par value $0.001 per share (the “Common Stock”), of Item 9 Labs Corp., a Delaware Corporation (the “Company”) in connection with the reverse triangular merger in which the Company shall acquire OCG, Inc., a Colorado corporation (“OCG”).

Notice is hereby given to you that all members of the Company’s Board of Directors (“Board”) and the holders of a majority of the outstanding shares of our common stock (the “Majority Stockholders”) have, by written consent in lieu of a stockholders’ meeting, approved and authorized the Company to: (1) enter into the Agreement and Plan of Merger, dated as of December 13, 2020, by and among the Company, a wholly owned subsidiary of the Company (“Merger Sub”), and OCG, and perform the transactions contemplated thereby; (2) file the necessary certificates of merger to effectuate the transactions contemplated by the Agreement and Plan of Merger (collectively, corporate actions); and (3) reduce the Company’s number of authorized shares of Common Stock from 2,000,000,000 to 450,000,000. We expect the foregoing items to become effective on or about February 1, 2021.

This Information Statement is being furnished to Stockholders for informational purposes only, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder. As described in this Information Statement, on December 14, 2020, the Majority Stockholders, collectively owning 28,506,073 shares of Common Stock, representing approximately 52% of the 54,619,745 total issued and outstanding shares of Common Stock of the Company as of December 14, 2020 (the “Consent Date”), approved the Corporate Actions by written consent in lieu of a meeting of Stockholders. Our Board of Directors approved the foregoing Corporate Actions by written consent on December 13, 2020.

Our Board of Directors is not soliciting your proxy or consent in connection with the Corporate Actions. You are urged to read this Information Statement carefully and in its entirety for a description of the Corporate Actions taken by the Majority Stockholders. Stockholders who were not afforded an opportunity to consent or otherwise vote with respect to the Corporate Actions taken have no right under Delaware corporate law or the Company’s Articles of Incorporation or Bylaws to dissent or require a vote of all Stockholders.

The Corporate Actions will not become effective before a date which is twenty (20) calendar days after this Information Statement is made available to or otherwise delivered to Stockholders. The Information Statement is being given on or about January 13, 2021 (“Record Date”) to Stockholders of record on the Record Date. The entire cost of furnishing this Information Statement will be borne by the Company.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS, AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. THIS INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING STOCKHOLDERS OF THE MATTERS DESCRIBED HEREIN PURSUANT TO SECTION 14(C) OF THE EXCHANGE ACT AND THE REGULATIONS PROMULGATED THEREUNDER, INCLUDING REGULATION 14C.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY.

By order of the Board of Directors of ITEM 9 LABS CORP.

Date: December 22, 2021

/s/ Andrew Bowden

 By: Andrew Bowden

 Chief Executive Officer and Director

NOTICE OF ACTION TO BE TAKEN PURSUANT TO THE WRITTEN CONSENT OF STOCKHOLDERS

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

To the Stockholders of ITEM 9 LABS CORP.:

Item 9 Labs Corp., a Delaware corporation (the “Company,” “we,” “our,” or “us”), is making this Information Statement available on or about January 13, 2021  to all the Company’s stockholders of record as of December 14, 2020(the “Record Date”).  As of December 14, 2020, 54,619,745 shares of our common stock were issued and outstanding. Each outstanding share of our common stock is entitled to one vote per share. On December 14, 2020 (the “Consent Date”). Holders of approximately 52% of the outstanding shares of our common stock prior to the transactions referenced herein have, by written consent in lieu of a stockholders’ meeting (the “Written Consent”), approved and authorized the Company to: (1) enter into the Agreement and Plan of Merger, dated as of December 13, 2020, by and among the Company, an unnamed Colorado corporation (“Merger Sub”) and a wholly owned subsidiary of the Company, and OCG, Inc. (“OCG”), a Colorado corporation (the “Merger Agreement”), and perform the transactions contemplated thereby, and (2) file the necessary certificates of merger to effectuate the transactions contemplated by the Agreement and Plan of Merger, and (3) reduce the Company’s number of authorized shares of Common Stock from 2,000,000,000 to 450,000,000 (collectively, corporate actions).

This Information Statement is being made available pursuant to the requirements of Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to inform holders of our common stock who were entitled to consent to the matters authorized by the Written Consent. This Information Statement also constitutes notice of the actions that have been approved pursuant to the Written Consent for purposes of Section 228 of the General Corporation Law of the State of Delaware (the “DGCL”).

Because the Written Consent was executed by holders representing approximately 52% of the outstanding shares of our common stock, no vote or consent of any other stockholder is being, or will be, solicited in connection with the authorization of the matters set forth in the Written Consent. Under the DGCL and our Bylaws, the votes represented by the holders signing the Written Consent are sufficient in number to authorize the matters set forth in the Written Consent, without the vote or consent of any other stockholder of the Company.  The DGCL provides that any action that is required to be taken, or that may be taken, at any annual or special meeting of stockholders of a Delaware corporation may be taken, without a meeting, without prior notice and without a vote, if a written consent, setting forth the action taken, is signed by the holders of outstanding capital stock having not less than the minimum number of votes necessary to authorize such action.

Based on the foregoing, our board of directors (our “Board”) has determined not to call a meeting of stockholders to approve the transactions contemplated by the Written Consent.

NO VOTE OR OTHER CONSENT OF OUR STOCKHOLDERS IS SOLICITED IN CONNECTION WITHTHIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

FORWARD LOOKING STATEMENTS

This Information Statement and other reports that the Company files with the SEC contain forward-looking statements about the Company’s business containing the words “believes,” “anticipates,” “expects” and words of similar import. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results or performance to be materially different from the results or performance anticipated or implied by such forward-looking statements. Given these uncertainties, stockholders are cautioned not to place undue reliance on forward-looking statements. Except as specified in SEC regulations, the Company has no duty to publicly release information that updates the forward-looking statements contained in this Information Statement. An investment in the Company involves numerous risks and uncertainties, including those described elsewhere in this Information Statement. Additional risks will be disclosed from time-to-time in future SEC filings.

SUMMARY TERM SHEET

This Summary Term Sheet and the section titled “Questions and Answers About the Acquisition” summarize certain information contained in this Information Statement, but do not contain all of the information that is important to you. The description and summaries of the documents and agreements below do not purport to be complete and are qualified in their entirety by reference to the actual documents and agreements. You should carefully read this entire Information Statement, including the attached Appendices.

On December 13, 2020, the Company, an unnamed Colorado corporation (“Merger Sub”) and a wholly owned subsidiary of the Company, and OCG, Inc. (“OCG”), a Colorado corporation entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which the Company by and through Merge Sub, will acquire 100% of the outstanding interest in OCG in exchange for 19,080,000 restricted shares of the Company’s common stock (the “Acquisition” or “Merger”).

Questions and Answers About the Acquisition

Q: Why am I receiving this Information Statement?

A: The Company will acquire OCG in accordance with the terms of the Merger Agreement as described in this Information Statement. We are providing this Information Statement to our holders of record as of the close of business on December 14, 2020, the dates on which the respective consents received approval of a majority in voting power of our Common Stock. This Information Statement is being provided to you for your information to comply with the Exchange Act requirements. You are urged to read this Information Statement carefully in its entirety. However, no action is required on your part in connection with this document. We are not asking you for a proxy and you are requested not to send us a proxy.

Q: When and where is the stockholder meeting?

A: No stockholder meeting will be held in connection with this Information Statement.

Q: What is the record date for Stockholders entitled to receive this Information Statement?

A: The record dates is December 14, 2020, which was the date on which the Company received approval from a majority in voting power of our Common Stock.

Q: Why is the Company acquiring OCG?

A: OCG is a Colorado corporation focused on the business of franchising cannabis dispensaries through the United States, with agreements for up to thirty-one franchise units across seven states. The Acquisition of OCG accelerates the Company’s strategy to expand more swiftly its base in new states and new product offerings, which will accelerate and increase revenue growth and operating margins, respectively.

Q: What was the merger consideration paid by the Company to acquire 100% of the outstanding stock of OCG?

A: In the Acquisition, the Company acquired 100% of the outstanding stock of OCG from the OCG Shareholders for 19,080,000 restricted shares of Common Stock issued pursuant to Rule 506(b) of Regulation D.

Q: What is the ownership of the Company following the Acquisition?

A: Following Closing of the Acquisition, the Company stockholders immediately after the Closing will own approximately 74.1% of the outstanding Company Common Stock and the OCG Shareholders will own approximately 25.9% of the outstanding Company Common Stock.

Q: Who manages the Company after the Closing?

A: The Company continues to be overseen by the Board of Directors, and its existing management team. At the Closing, OCG may nominate, and the Company has agreed to appoint, one person designated by OCG to the Company’s Board of Directors. Additionally, while the senior management of the Company remains the same now, it is likely that certain officers of OCG may become management level employees of the Company in the future, however, no determination regarding these matters has been made as of the date of this Information Statement

Q: Who Can Help Answer Your Questions

A: If you have more questions about the Acquisition the related financing, and the other transactions provided for in the Merger Agreement and described in this Information Statement, you should contact: Andrew Bowden, CEO of Item 9 Labs.

INFORMATION ON CONSENTING STOCKHOLDER

Pursuant to our Bylaws and the DGCL, a vote by the holders of at least a majority of our outstanding shares of common stock was required to approve the corporate actions set forth in the Written Consent. Our Certificate of Incorporation, as amended, does not authorize cumulative voting. As of the Consent Date, 54,619,745 shares of our common stock were issued and outstanding, of which 27,309,873 shares were required to pass any stockholder resolutions. The consenting stockholders that were the record and/or beneficial owners of an aggregate 28,506,073 of the outstanding shares of our common stock outstanding on the Consent Date, which was prior to the transactions contemplated by the Merger Agreement. Accordingly, the Consenting Stockholders represented approximately 52% of the issued and outstanding shares of our common stock as of such date. Pursuant to Section 228 of the DGCL, the Consenting Stockholders voted in favor of the actions described herein in a written consent, dated December 14, 2020. No consideration was paid for any stockholder’s consent.

PROPOSED TRANSACTION

The transactions contemplated by the Merger Agreement include the following:

•	Pursuant to the Merger Agreement, Merger Sub will merge with and into OCG, with OCG continuing as the surviving corporation.

•	Upon completion of the transactions contemplated by the Merger Agreement, each issued and outstanding share of OCG common stock will be exchanged for shares of our common stock, each share of Merger Sub will be converted and exchanged for one share of common stock of OCG.

The foregoing does not purport to fully describe the transactions contemplated by the Merger Agreement. See the section entitled “Merger Agreement”, and a copy of which is attached as Exhibit A, hereto.

VOTING SECURITIES

Voting Securities of the Company

Our authorized capital stock consists of 2,000,000,000 shares of common stock, $0.0001 par value per share. As of December 14, 2020, there were 54,619,745 shares of our common stock issued and outstanding.

We anticipate that there will be 73,699,745 shares of our common stock issued and outstanding as of the date that all transactions contemplated by the Merger Agreement have been consummated (such date being hereinafter referred to as, the “Post-Transaction Date”).

Authorization or Issuance of Securities Otherwise than for Exchange

Common Stock As Consideration For Merger

Upon the consummation of the transactions contemplated by the Merger Agreement, we shall issue 19,080,000 restricted shares of common stock as consideration for the transactions contemplated thereby (“Shares”). The Shares are restricted securities and are being issued pursuant to Rule 506(b) of Regulation D as a safe harbor to Section 4(a)(2) of the Securities Act. As a result of the issuance of common stock as consideration for the transactions contemplated by the Merger Agreement, OCG’s former stockholders will own approximately 25.9% of our common stock with a corresponding dilution to our current stockholders.

Common Stock

The following description is a summary of the material terms of our common stock. Because it is only a summary, it does not contain all the information that may be important to you. For a more thorough understanding of the terms of our common stock, you should refer to our Amended and Restated Articles of Incorporation, as amended.

The holders of our common stock are entitled to dividends as our board of directors may declare, from time to time, from funds legally available therefor, subject to any contractual limitations on our ability to declare and pay dividends. The holders of our common stock are entitled to one vote per share on any matter to be voted upon by stockholders. Our Articles of Incorporation, as amended, do not provide for cumulative voting in connection with the election of directors. Our bylaws provide that all director elections shall be determined by a plurality of the votes cast, and except as required by law, our Articles of Incorporation, as amended, or our bylaws, all other matters shall be determined by a majority vote. At any meeting of the stockholders, holders of a majority in voting power of the shares issued and outstanding and entitled to vote at such meeting of stockholders will constitute a quorum at such meeting of the stockholders for the transaction of business. No holder of our common stock has any preemptive right to subscribe for any shares of our common stock issued in the future.

Upon any voluntary or involuntary liquidation, dissolution, or winding up of our affairs, the holders of our common stock are entitled to share ratably in all assets available for distribution after payment of creditors.

Security Ownership of Certain Beneficial Owners of More than Five Percent of our Common Stock

The following table sets forth information regarding each stockholder who will beneficially own more than five percent of our common stock as of the Post-Transaction Date. Except as otherwise indicated, we believe, based on information furnished by such persons, that each person listed below has sole voting and investment power over the voting securities shown as beneficially owned, subject to community property laws, where applicable. Beneficial ownership is determined under the rules of the Securities and Exchange Commission (“SEC”) and includes any shares which the person has the right to acquire within 60 days after the Post-Transaction Date through the exercise of any stock option, warrant or other right.

Security Ownership of Certain Beneficial Owners & Management

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Beneficial Ownership (1)
Directors and Officers: (1)
Andrew Bowden (2)	2,200,000	2.99%

Robert Mikkelsen (3)	0	0.00%
Ronald L. Miller, Jr. (4)	32,501	0.04%
Bryce Skalla (5)(9)	3,172,036	4.30%

Jeffrey Rassas (6)	1,750,179	2.37%

Christopher Wolven (7)	278,845	0.38%
Doug Bowden (8)	3,100,000	4.21%
All directors and officers as a group (7 people)**	10,489,115	14.29%

Beneficial Shareholders greater than 5%
Stockbridge Enterprises LP (9)
7377 E Doubletree Ranch Rd, Suite 200	4,884,048	6.63%
Scottsdale, AZ 85258
Sean Dugan (10)	6,144,712	8.34%

Mark Murro III (10)	4,239,838	5.75%

Andrew Poirier (10)	5,468,045	7.42%

**We anticipate that all of our officers, directors and 5% plus shareholders as a group will beneficially own approximately 42% of our issued and outstanding common stock as of the Post-Transaction Date.

(1) The percentages are based on 73,699,745 shares of our common stock outstanding as of the Post-Transaction Date, plus shares of common stock that may be acquired by the beneficial owner within 60 days after the Post-Transaction Date, by exercise of stock conversions and/or warrants. Our common stock is our only issued and outstanding class of securities eligible to vote. Unless otherwise stated, all shareholders can be reached at mailing address 2727 North 3rd Street, Suite 201 Phoenix, Arizona 85004

(2) Andrew Bowden has been Chief Executive Officer since November 18, 2019 and a Director of the Company since September 11, 2018. Mr. Bowden’s beneficial ownership consists of 200,000 shares purchased via private placement in March 2018 by EBAB, LLC, which is controlled by Mr. Bowden. Mr. Bowden owns approximately 40% of Viridis Group I9 Capital LLC, an entity which owns an aggregate 5,000,000 shares purchased pursuant to the Purchase Agreement dated October 17, 2018.

(3) Robert Mikkelsen is the Company’s CFO, Secretary and Treasurer. His beneficial ownership includes 0 shares of restricted common stock.

(4) Ronald L. Miller, Jr. is a Director of the Company and Chairman of the Board. Mr. Miller’s beneficial ownership includes 30,000 shares issuable upon exercise of stock options which have vested as of the day of this report and 2,501 total shares purchased in May 2014, some of which were purchased by Windsor Westfield Management, LLC and some by Chickamauga Enterprises, L.P. Both companies are indirectly controlled by Mr. Miller. The remaining 376 shares are held directly by Mr. Miller.

(5) Bryce Skalla is the Company’s President and Director. Mr. Skalla’s beneficial ownership consists of 2,672,036 shares of restricted common stock held in his name and 500,000 shares held by a minor.

(6) Jeffrey Rassas is Chief Strategy Officer and Director. The shares are held by Hayjour Family Limited Partnership, an entity controlled by Mr. Rassas, as such Mr. Rassas’ beneficial ownership includes: 1,705,073 shares of restricted common stock and 44,446 shares issuable upon the exercise of stock options which have vested as of the date of this report.

(7) Christopher Wolven is Chief Operating Officer and his beneficial ownership consists of 278,845 shares of common stock.

(8) Doug Bowden has been a Director of the Company since February 2020. Mr. Bowden’s beneficial ownership consists of 100,000 shares purchased via private placement in March 2018 and Mr. Bowden also owns approximately 60% of Viridis Group I9 Capital LLC, an entity which owns an aggregate 5,000,000 shares purchased pursuant to the Purchase Agreement dated October 17, 2018.

(9) Stockbridge Enterprises LP is an Arizona limited partnership; to the best of our knowledge Stockbridge is being controlled by the estate of the late Mitchell A. Saltz, former Chairman and Managing Partner.

(10) Skalla, Dugan, Murro, and Poirier were members of BSSD. On March 20, 2018, the Company closed on an Agreement and Plan of Exchange to acquire all of the membership interests of BSSD in exchange for newly issued restricted shares of the Company’s common which were distributed pro-rata to the BSSD members.

Change of Control

Pursuant to the terms of the Merger Agreement, and upon the effectiveness of the transactions contemplated thereby, OCG will become our wholly-owned subsidiary. In exchange for 100% of the common stock of OCG, OCG’s former shareholders will collectively own approximately 25.9% of our common stock on a fully-diluted basis. Among OCG’s former shareholders, none will own 5% of more of our common stock upon completion of the Merger Agreement transaction.

Pursuant to the terms of the Merger Agreement and upon the effectiveness of the transactions contemplated thereby OCG’s management and majority shareholders may nominate one new member to our Board, potentially bringing our Board to a total of seven (7) members. Because of the issuance of securities pursuant by the Merger Agreement, there may be a change of control of the Company upon the effectiveness of the transactions contemplated by the Merger Agreement.

Consummation of the transactions contemplated by the Merger Agreement is also conditioned upon, among other things, preparation, filing and distribution to our stockholders of this Information Statement. There can be no assurance that the transactions contemplated by the Merger Agreement will be completed.

OVERVIEW OF BUSINESS

ITEM 9 LABS CORP.

Corporate history

Item 9 Labs Corp. (“Item 9 Labs” or the “Company”), was incorporated under the laws of the State of Delaware on June 15, 2010 as Crown Dynamics Corp. On October 26, 2012, the Company changed its name to Airware Labs Corp. On April 2, 2018, the Company changed its name to Item 9 Labs Corp. to better reflect its business following the acquisition of BSSD, as discussed below.

On March 20, 2018, the Company closed on an Agreement and Plan of Exchange to acquire all of the membership interests of BSSD Group, LLC (“BSSD”), an Arizona limited liability company formed on May 2, 2017, in exchange for newly issued restricted shares of the Company’s common stock (the “Shares”), which represent approximately 75% of the issued and outstanding shares of the Company’s common stock on a fully-diluted basis. The 40,355,771 shares were distributed pro-rata to the BSSD members.

Effective October 18, 2018, the Company completed a 1-for-20 reverse split of its issued and outstanding common stock.

On November 26, 2018, the company’s wholly owned subsidiary AZ DP Holdings, LLC (“AZ DP”) closed on an asset acquisition of the majority of the assets of Arizona DP Consulting, LLC, a consulting firm specializing in obtaining marijuana dispensary permits and developing cannabis related business plans. The purchase price was $1,500,000 in cash and 3,000,000 shares of restricted common stock having an aggregate value of $7,770,000 or $2.59 per share based on current market price of the Company shares at time asset purchase agreement was executed. On November 15, 2019, the Company received 2,300,000 shares of the Company’s common stock into treasury previously issued pursuant to the November 26, 2018 asset acquisition in exchange for a reduction in time of the former CEO’s non-competition agreement.

On September 12, 2018, the Company executed a $1,500,000 promissory note (see Note 8) which was used to make a capital contribution into Strive Management, LLC, a Nevada limited liability company (“Strive Management”). In exchange for the contribution, the Company received a 20% membership interest in Strive Management.

In February 2020, the Company executed an agreement with the other members of Strive Management, LLC to purchase the remaining 80% of Strive Management, LLC, as well as the Nevada licenses its members held in another entity. The Company agreed to pay $500,000 in cash, $1,000,000 in an unsecured note payable and 3,250,000 shares of the Company’s restricted common stock. In order to close the transaction, the Company borrowed $500,000 from Stockbridge Enterprises, a related party.

Overview

Item 9 Labs creates comfortable cannabis health solutions for the modern consumer. The Company is bringing best of industry practices to markets from coast to coast through cultivation and production, distinctive retail environments, licensing services, and diverse product suites catering to different medical and adult use cannabis demographics. Item 9 Labs is headquartered in Phoenix, Arizona, with medical cannabis operations in multiple U.S. markets.

Item 9 Labs’ asset portfolio includes Dispensary Permits, Dispensary Templates, and Strive Life. These assets provide services specific to different stakeholder groups. Dispensary Permits is the Company’s consulting firm specializing in strategic license application and compliance. Dispensary Templates, a subdivision of the firm, is a technology platform with an extensive digital library of licensing and business planning resources. Strive Life is a turnkey dispensary model for the retail sector, elevating the patient experience with consistent and superior service, high-end design, and precision-tested products. It is currently being implemented in North Dakota.

In addition, Item 9 Labs is advancing the industry with its dynamic product suites. The Company has created complementary brands Item 9 Labs and Strive Wellness to channel consumer diversity. Propriety delivery platforms include the Apollo Vape and Pod system, as well as a pioneering intra-nasal device. The Company has received multiple accolades for its medical-grade flower and concentrates.

Item 9 Labs anticipates it will be managing cultivation, processing, distribution, and dispensary operations in up to seven U.S. markets by the end of 2020. Current facilities include Cultivation, Processing and Distribution for Strive Wellness of Nevada, as well as dispensary Strive Life North Dakota.

Market Information

Our common stock is currently quoted on the OTC Bulletin Board. Our common stock has been quoted on the OTC Bulletin Board since November 3, 2011 under the symbol “CDYY.OB.” On November 9, 2012, our symbol was changed to “AIRW.OB” to reflect the Company’s name change. On December 21, 2016 we filed a Form 15-12G and down listed to the OTC Pink sheets. On April 27, 2018, the Company’s ticker symbol was changed to “INLB”. Because we are quoted on the OTC Markets, our common stock may be less liquid, receive less coverage by security analysts and news media, and generate lower prices than might otherwise be obtained if it were listed on a national securities exchange.

The following table sets forth the high and low bid prices for our Common Stock per quarter as reported by the OTC Bulletin Board for the quarterly periods indicated below based on our fiscal year end September 30. Our common stock began trading in 2012. These prices represent quotations between dealers without adjustment for retail mark-up, markdown or commission and may not represent actual transactions.

Fiscal Quarter	High	Low

First Quarter (Oct. 1, 2017 – Dec. 31, 2017)	$3.40	$0.252
Second Quarter (Jan. 1, 2018 – Mar. 31, 2018)	2.80	1.80
Third Quarter (Apr. 1, 2018 – Jun. 30, 2018)	4.20	2.20
Fourth Quarter (Jul. 1, 2018 – Sept. 30, 2018)	3.00	1.65

First Quarter (Oct. 1, 2018 – Dec. 31, 2018)	$7.00	$1.50
Second Quarter (Jan. 1, 2019 – Mar. 31, 2019)	$6.00	$3.50
Third Quarter (Apr. 1, 2019 – Jun. 30, 2019)	7.10	2.02
Fourth Quarter (Jul. 1, 2019 – Sept. 30, 2019)	4.99	2.15

First Quarter (Oct. 1, 2019 – Dec. 31, 2019)	$2.73	$0.75
Second Quarter (Jan. 1, 2020 – Mar. 31, 2020)	$1.33	$0.75
Third Quarter (Apr. 1, 2020 – Jun. 30, 2020)	1.10	0.21
Fourth Quarter (Jul. 1, 2020 – Sept. 30, 2020)	1.25	0.75

Record Holders

As of December 14, 2020, there were 54,619,745 common shares issued and outstanding, which were held by 324 stockholders of record.

Dividends

We have never declared or paid any cash dividends on our common stock nor do we anticipate paying any in the foreseeable future. Furthermore, we expect to retain any future earnings to finance our operations and expansion. The payment of cash dividends in the future will be at the discretion of our Board of Directors and will depend upon our earnings levels, capital requirements, any restrictive loan covenants and other factors the Board considers relevant.

Securities Authorized for Issuance under Equity Compensation Plans

On June 21, 2019, our shareholders voted to approve the 2019 Equity Incentive Plan (the “2019 Plan”). Pursuant to the 2019 Plan, the maximum aggregate number of Shares available under the Plan through awards is the lesser of: (i) 6,000,000 shares, increased each anniversary date of the adoption of the plan by 2 percent of the then-outstanding shares, or (b) 10,000,000 shares. We have 6,000,000 shares available for issuance under the 2019 Plan.

Stock Transfer Agent

Our transfer agent is Nevada Agency and Transfer Company, Inc., 50 West Liberty Street, Suite 880 Reno Nevada 89501.

Employees and Independent Contractors

As of December 14, 2020, we had seventy-two full time employees, including our executive officers, one full-time consultant, and two part-time employees. We plan to hire additional employees and engage consultants on an as-needed basis. Our employees are not represented by any unions and we consider our relationship with our employees to be great. We also have relationships with several independent contractors who provide services on a regular basis to us.

Research and Development

Going forward, we intend to continue focusing adequate resources on research and development. Allocation of research and development funds may be dependent on the perceived likelihood of legalization or a significant change in the treatment of cannabis in a given geographic market. Funds may also be used for both product and market development in the hemp and cannabis industries. Given the emergent nature of these industries, we recognize the needs of today may not be the needs of the future and some capital investment will be necessary to meet changing demands.

Intellectual Property

We generally rely upon copyright, trademark and trade secret laws to protect and maintain our proprietary rights for our technology, brands, and products.  We currently hold several trademarks including various goods and services of “Item 9 Labs” (serial numbers 87940264, 87940227, 87940254 and 87940239), “Delta 8” (serial numbers 88004775, 88004789, 88004799, 88004812) and Strive Life (88/144,717), as well as several domains, including but not limited to, arizonadispensarypermits.com, dispernsarytemplates.com, and wegrowstore.com.

We maintain a policy requiring our employees, consultants and other third parties to enter into confidentiality and proprietary rights agreements and to control access to software, documentation and other proprietary information.

Notwithstanding the steps we have taken to protect our intellectual property rights, third parties may infringe or misappropriate our proprietary rights. Competitors may also independently develop products and models that are substantially equivalent or superior to our products and services.

Properties

Currently the Company leases approximately 4,202 square feet of office space in Phoenix, Arizona, at a monthly rent of $6,480. The lease includes all utilities, was effective September 1, 2019, with a 5-year term.

The Company owns approximately 50 acres in Southern Arizona that is zoned to grow and cultivate medical marijuana flower. The Company is currently utilizing 5 acres which was acquired in May 2017 which includes a 10,000 square foot, state-of-the-art indoor manufacturing facility with 10,000 square feet of additional capacity which passed inspections to operate June 4, 2019 and is currently in production. The facility now totals 20,000 square-feet consisting of 8 flower rooms, just over 1,000 square-feet of nursery space, an upgraded extraction laboratory, for increased manufacturing capabilities. On April 20, 2018, the Company entered into an agreement for the purchase of approximately 44 acres of land from an affiliate of a founding member of BSSD, its now wholly owned subsidiary. The purchase price of the property was $3,000,000, payable as follows; (i) $200,000 deposited with escrow agent as an initial earnest money deposit in April 2018, (ii) on or before February 1, 2019, the Company will deposit an additional $800,000 into escrow as additional earnest money deposit and (iii) the balance of the purchase price shall be paid via a promissory note. The earnest money amounts are non-refundable. The Company has negotiated an amendment to this agreement that will spread the $800,000 payment over the course of time. As of Juner 30, 2020, the Company had paid a total of $600,000 which was deposited in escrow and classified as a long-term asset on the consolidated balance sheet as of September 30, 2019. As of the date of these financial statements, a total of $600,000 has been deposited in escrow.

Legal Proceedings

From time to time, we may become subject to various legal proceedings that are incidental to the ordinary conduct of its business. Although we cannot accurately predict the amount of any liability that may ultimately arise with respect to any of these matters, it makes provision for potential liabilities when it deems them probable and reasonably estimable. These provisions are based on current information and may be adjusted from time to time according to developments. We are not aware of any material litigation.

Competition

We compete in markets where cannabis has been legalized and regulated, which includes various states within the United States. We expect that the quantity and composition of our competitive environment will continue to evolve as the industry matures. Additionally, increased competition is possible to the extent that new states and geographies enter the marketplace as a result of continued enactment of regulatory and legislative changes that de-criminalize and regulate cannabis products. We believe that by diligently establishing and expanding our brands, product offerings and services in new and existing locations, we will become established in the industry. Additionally, we expect that establishing our product offerings in new and existing locations are factors that mitigate the risk associated with operating in a developing competitive environment. Additionally, the contemporaneous growth of the industry as a whole will result in new customers entering the marketplace, thereby further mitigating the impact of competition on our operations and results.

In our opinion, we are currently competing with cannabis cultivators, manufacturers, and retailers in our local jurisdictions as well as international enterprises as set forth below, among many others. Many of our competitors are substantially larger than us and have significantly greater name recognition, sales and marketing, financial, technical, customer support and other resources. These competitors also may have more established distribution channels and stronger relationships with local, long distance and Internet service providers. These competitors may be able to respond more rapidly to new or emerging technologies and changes in customer requirements or to devote greater resources to the development, promotion and sale of their products.

These competitors may enter our existing or future markets with products that may be less expensive, that may provide higher performance or additional features or that may be introduced more quickly than our products.

We do not expect to face significant competition with respect to our branded apparel, however, other corporations may sell apparel that incorporates other logos or trademarks associated with the cannabis industry.

We believe that we compete favorably with our competitors on the basis of these factors. However, if we are unable to compete successfully against our current and future competitors, it will be difficult to acquire and retain customers, and we may experience revenue declines, thereby resulting in reduced operating margins, loss of market share and diminished value in our services.

Government Regulation of Cannabis

Cannabis is currently a Schedule I controlled substance under the Controlled Substances Act (21 U.S.C. § 811) (“CSA”) and is, therefore, illegal under federal law. Even in those states in which the use of cannabis has been legalized pursuant to state law, its use, possession or cultivation remains a violation of federal law. A Schedule I controlled substance is defined as one that has no currently accepted medical use in the United States, a lack of safety for use under medical supervision and a high potential for abuse. The U.S. Department of Justice (the “DOJ”) defines Schedule I controlled substances as “the most dangerous drugs of all the drug schedules with potentially severe psychological or physical dependence.” If the federal government decides to enforce the CSA, persons that are charged with distributing, possessing with intent to distribute or growing cannabis could be subject to fines and/or terms of imprisonment, the maximum being life imprisonment and a $50 million fine, even though these persons are in compliance with state law.

In light of such conflict between federal laws and state laws regarding cannabis, the previous administration under President Obama had effectively stated that it was not an efficient use of resources to direct federal law enforcement agencies to prosecute those lawfully abiding by state-designated laws allowing the use and distribution of medical cannabis. The new administration under President Trump has indicated that he will strongly enforce the federal laws applicable to cannabis. Any such change in the federal government’s enforcement of current federal laws could cause significant financial damage to us. As we currently directly harvest, distribute and/or sell cannabis, we may be irreparably harmed by a change in enforcement policies of the federal government.

The Company and our licensed products will also be subject to a number of other federal, state and local laws, rules and regulations. We anticipate that our vendors and us will be required to manufacture our products in accordance with the Good Manufacturing Practices guidelines and will be subject to regulations relating to employee safety, working conditions, protection of the environment, and other items. The current administration has indicated that it will closely scrutinize the cannabis industry, in particular, recreational marijuana. Changes in laws, rules and regulations or the recall of any product by a regulatory authority, could have a material adverse effect on our business and financial condition.

The United States federal government regulates drugs through the Controlled Substances Act (21 U.S.C. § 811), which places controlled substances, including cannabis, in a schedule. Currently, cannabis and CBD (0.3 percent THC or more) are classified as Schedule I drugs, which are viewed as highly addictive and having no medical value and is illegal to distribute and use. The United States Federal Drug Administration has not approved the sale of marijuana or CBD (0.3 percent THC or more) for any medical application. Doctors may not prescribe cannabis or CBD (0.3 percent THC or more) for medical use under federal law, however they can recommend its use under the First Amendment. In 2010, the United States Veterans Affairs Department clarified that veterans using medicinal cannabis or CBD (0.3 percent THC or more) will not be denied services or other medications that are denied to those using illegal drugs.

Currently, forty-seven States and the District of Columbia have laws legalizing marijuana and CBD in some form. In November 2016, California, Massachusetts, Maine and Nevada all passed measures legalizing recreational marijuana. California’s Prop. 64 measure allows adults 21 and older to possess up to one ounce of marijuana and grow up to six plants in their homes. Other tax and licensing provisions of the law didn’t take effect until January 2018.

These noted state laws, both proposed and enacted, are in direct conflict with the federal Controlled Substances Act, which makes cannabis use and possession illegal on a national level. However, on August 29, 2013, the U.S. Department of Justice issued a memorandum providing that where states and local governments enact laws authorizing cannabis-related use, and implement strong and effective regulatory and enforcement systems, the federal government will rely upon states and local enforcement agencies to address cannabis activity through the enforcement of their own state and local narcotics laws. The memorandum further stated that the U.S Justice Department’s limited investigative and prosecutorial resources will be focused on eight priorities to prevent unintended consequences of the state laws, including distribution of cannabis to minors, preventing the distribution of cannabis from states where it is legal to states where it is not, and preventing money laundering, violence and impaired driving.

On December 11, 2014, the U.S. Department of Justice issued another memorandum with regard to its position and enforcement protocol with regard to Indian Country, stating that the eight priorities in the previous federal memo would guide the United States Attorneys' cannabis enforcement efforts in Indian Country. On December 16, 2014, as a component of the federal spending bill, the Obama administration enacted regulations that prohibit the Department of Justice from using funds to prosecute state-based legal medical cannabis programs.

On January 4, 2018, The Department of Justice lead by Jeff Sessions issued a memo on federal marijuana enforcement policy announcing a return to the rule of law and the rescission of previous guidance documents. Since the passage of the Controlled Substances Act (CSA) in 1970, Congress has generally prohibited the cultivation, distribution, and possession of marijuana.

However, on January 18, 2019, the new Attorney General, William Barr, stated in front of the Senate Judiciary Committee that he does not plan on using federal resources to "go after" companies if they are complying with state law. That would be a reversal from the approach taken by his predecessor, former Attorney General Jeff Sessions, who vowed to pursue federal violations more aggressively. According to Erik Altieri, executive director of the National Organization for the Reform of Marijuana Laws (NORML), Barr's stance is a good sign for advocates, but it remains to be seen if his actions will follow through on his pledge. Our business could terminate and investors could lose their total investment in the company if there is no reversal in Sessions’ approach.

On June 20, 2019, the United States House of Representatives passed a historic bipartisan amendment to the fiscal year 2020 Commerce-Justice-Science spending bill. By a vote of 267-165, the House approved the Blumenauer-McClintock-Norton Amendment which would protect state-legal cannabis programs from interference by the United States Department of Justice (DOJ). The amendment is named after the three individuals who submitted it for consideration: Representative Earl Bluemenauer, a Democrat from Oregon, Tom McClintock, a Republican from California, and Eleanor Norton, a delegate from Washington D.C.

Currently, the spending bill does provide protection for state-legal medical cannabis programs from DOJ interference – but this amendment would protect both medical and recreational cannabis programs that are legal at the state level. The amendment would prohibit the DOJ from using funds to prevent any American state, territory, and Washington D.C. from approving and implementing laws authorizing marijuana use, distribution, possession, and cultivation. What remains uncertain is whether the current Republican-controlled Senate will support the amendment. Further, if the amendment makes it into the final spending bill approved by Congress, it will only remain in effect for one year. If the amendment does not garner approval from the Senate, then the DOJ will maintain the right to use its funding to prevent the approval and implementation of laws regarding recreational cannabis use at the state level, which could affect our business, and could impact our investors’ investment in the Company.

On December 4, 2020, U.S. House of Representatives voted 228-164 to pass H.R. 3884—the Marijuana Opportunity Reinvestment and Expungement Act of 2019 (“MORE Act”) that could takes marijuana off the list of dangerous drugs. The More Act in sum would end the criminalization of cannabis for adults by removing it from the list of controlled substances, eliminate related criminal penalties, and take several other major steps toward criminal justice reform, social justice, and economic development.  The More Act would impose a 5% tax on the retail sales of cannabis to go into the Opportunity Trust Fund. The House version of the bill received a positive committee vote in November 2019 and was slated for a vote on the House floor in September. The vote was postponed until after the election and was passed on the House floor on Friday, December 4. In order to become effective the bill must go to the Senate and then the White House.

OCG, INC.

Corporate Overview

OCG, Inc. (“OCG”), a Colorado corporation, was formed on March 6, 2018.

OCG sells medical and adult-use cannabis dispensary franchises under the brand “Unity Rd.” OCG’s franchising business offers existing and potential operators in the cannabis industry the benefit of OCG’s operational experience, marketing, partnerships and branding while allowing franchisees to own their own business. To date, OCG has sold one five (5) unit package in December 2018. OCG has also entered into services agreements with applicants seeking licenses to operate twenty-six (26) dispensaries across seven (7) states. These agreements require conversion into franchise agreements upon issuance of the licenses. Subject to local franchise regulations, OCG intends to offer franchises in all states that have regulated medical or adult-use cannabis.

OCG’s franchise model is intended to enable OCG to expand its brand more quickly than existing multi-state cannabis operators (“MSOs”) across all cannabis markets with very little capital investment. OCG believes it is one of the first companies to offer franchise opportunities to participants in the cannabis industry, which will provide OCG an early mover advantage over newer franchisors or existing MSOs. OCG franchise program is intended to guide its franchisees in building industry experience, improving operational quality, innovating and maximizing operating results. OCG’s franchisees will assume much of the day-to-day responsibilities that otherwise would be performed by a typical owner-operator. This reduction of duties at the corporate level allows OCG’s franchise support team to scale across multiple units. Franchisees provide OCG a one-time upfront payment as well as ongoing royalties based on their gross revenues. Therefore, OCG will benefit directly from the growth in their business.

OCG believes its model will assist its franchisees in delivering high quality cannabis products and locally relevant customer experiences. Franchising enables an individual to be his or her own employer and maintain control over all employment-related matters, and marketing and pricing decisions, while also benefiting from OCG’s brand and operating system. While OCG intends for units operating under its brand to be primarily franchised, OCG also intends to own and operate cannabis dispensaries and currently owns a cultivation facility, which has generated virtually all its revenue to date.

OCG’s franchising business model is designed to assist franchisees through every step of owning and operating a dispensary. OCG’s franchise package includes product sourcing, technology, regulatory compliance, licensing, standard operating procedures, employee training and ongoing support. OCG intends for its franchisees to leverage its years of cannabis operating experience and standardized procedures to operate their own dispensaries and be part of OCG’s brand as it grows.

As a cannabis dispensary franchisor, OCG offers both single-unit and multi-unit franchise packages to potential business operators. OCG seeks to sell primarily multi-unit packages in regulated markets across the U.S. to well capitalized individuals and organizations that meet OCG’s franchisee requirements. The primary franchise fees include an initial franchise fee and ongoing fees based on a percentage of revenues of the franchisee. A summary of OCG’s current franchising fees is provided below:

Initial Franchise Fees

Number of Franchises	Initial Franchise Fee Per Unit
1-2	$100,000
3 or more	$83,333

Recurring Fees

Fee Type	Fee Amount	Payment Frequency
Support Fee	5% of Gross Revenues	Weekly
Marketing Fund Contribution	2% of Gross Revenues	Weekly

The initial fee and the support fee are intended to generate revenue for OCG and to support its efforts to provide services to its franchisees. In OCG’s franchise agreements, OCG is required to segregate the marketing fund contributions and use those funds to advertise locally, regionally, and/or nationally, in printed materials, on radio, on television, and/or on the Internet in support of OCG’s franchisees and its brand. The actual fee arrangements are subject to negotiation undertaken by OCG’s management.

OCG’s franchise operations cover a wide scope of services to provide value to its franchisees. For new entrants to the cannabis industry, OCG has an application writing and support team well-versed in the cannabis licensing process for different cities and states across the country. OCG works with its franchisees’ advisors and facilitate relationships to help franchisees in obtaining a license. OCG’s franchisee prospects also may choose to acquire existing operators rather than new unlicensed locations and OCG has a mergers and acquisitions team with experience in valuing and finding acquisition candidates.

Whether buying or building, OCG assists franchisees in selecting real estate in optimal areas that suit the zoning restrictions and limitations for cannabis dispensaries. OCG is also seeking to partner with real estate investors to provide real estate capital and leasing to its franchisees. During the building and/or retrofit stage of a franchisee’s dispensary, OCG intends to utilize our long-standing relationships with architects and contractors who have experience working with cannabis industry participants. OCG also plans to provide franchisees with strategic sourcing and partnerships through its preferred suppliers in various locations. OCG plans to utilize existing relationships to assist franchisee product purchasing at more competitive pricing than if they were operating as a non-franchised dispensary. Additionally, OCG works with franchisees to develop and execute a plan with respect to various marketing programs, including the grand opening of each franchise location, local advertising and cooperative marketing to support its franchisees in establishing and growing their business. OCG believes its franchisees will receive the benefit of scale as OCG’s brand grows and the marketing pool and locations develop alongside OCG. Finally, prior to a franchisee beginning operations, OCG provides a classroom training program that lasts approximately 45 hours. OCG’s staff is well versed in cannabis dispensary operational procedures and with training new employees and managers.

Pre-Franchise Service Agreements

For prospective franchisees that have not yet obtained a license, OCG enters into service agreements that require conversion into franchise agreements upon issuance of the licenses. In connection with these agreements, OCG assists the prospective franchisees with site selection, license procurement, dispensary design and other pre-operational services. Upon signing of the service agreement, the prospective franchisee typically pays OCG an amount that is credited towards their initial franchise fee in consideration for the services to be provided prior to obtaining the license. OCG believes these service agreements allow them to assist its prospective franchisees in obtaining licenses, while it also provides OCG with a binding commitment from the prospective franchisee to enter into a franchise agreement upon issuance of a license.

Market For Common Equity, Related Stockholder Matters And Issuer Purchases of Equity Securities

Market Information

OCG's common stock is not currently traded on any exchange.

Dividends

OCG has not paid cash dividends on its stock since inception and has no intention to do so in the foreseeable future.

Equity Compensation Plans

OCG does not currently have an equity compensation plan.

OCG’s Market

Our Competition

The cannabis industry is highly regulated, fragmented and contains a patchwork of larger and small operators with a range of experience. OCG views its competition as both large-scale MSOs and other franchising companies such as Spirit Leaf and TGS National.

OCG’s Competitive Strengths

OCG believes the competitive strength of its franchise model relates to our ability to leverage operational experience to help new entrants and existing operators run better businesses. OCG is one of the first movers in cannabis franchising and believes the cannabis industry provides for significant opportunity in franchising. The cannabis industry currently suffers from a lack of regulated cannabis operational expertise, inconsistent customer experiences, a limited number of multi-state or national retail brands, license ownership limitations and large capital investment requirements. OCG’s franchise model is designed to overcome these issues in the following manner:

Industry and Franchise Expertise - OCG believes that its operational know-how and support system for franchisees increases the likelihood of success for new operators and provides greater comfort to regulators that compliance standards are met. Members of OCG’s senior management team have over a decade of experience in the regulated cannabis industry and have utilized that experience to build standard operating procedures and partner relationships to create what it believes is a franchise-ready brand. Additionally, members of OCG’s senior management team have many years of experience in franchising and franchise law. OCG believes the combination of these two disciplines provides OCG with a significant advantage in the marketplace by leveraging cannabis and franchising industry experience to support the goal of franchisee owner-operators to operate successful cannabis businesses.

Customer Experience and National Branding – OCG’s franchise system allows it to set, maintain and monitor standards and procedures intended to result in consistent, positive customer experiences across all of OCG’s franchisees’ and company-owned dispensaries.

Reduced License Limitations - Many jurisdictions limit the number of licenses for a single entity and through OCG’s franchise model, OCG believes it can expand its brand and receive high margin revenues from operations, while allowing individuals to own their own stores in the growing cannabis industry.

Limited Capital Expenditure - An additional competitive strength of OCG’s business model is the capital efficient nature of franchising. OCG is not reliant on the capital markets to continue to grow and are able to expand its brand while limiting our deployment of capital.

Growth Strategies

OCG believes that it has multiple potential pathways for growth in the U.S. and internationally with the goal of being a leading retail brand across all regulated medical and adult-use cannabis states and countries. Through OCG’s franchise operations, they plan to grow their brand presence and franchise revenue in existing regulated cannabis markets and also newly state-regulated locations. The financially efficient nature of their franchising model further enables them to continue to expand and allow franchisees to open new locations without OCG needing to invest significant additional capital for that purpose.

Alongside OCG’s franchise sales efforts, they intend to own and operate cannabis facilities both to support franchisees and also to grow their company. In addition to their plan to continue to seek licenses for company-owned cannabis facilities directly, OCG plans to target strategic acquisitions of licensed dispensary, cultivation, and/or product manufacturing operations in existing regulated cannabis markets. The OCG management team believes it has a strong pipeline of strategic acquisitions for various types of cannabis licenses in a variety of locations. In newly regulated states and countries, OCG will look, as strategically appropriate, to apply for cannabis business licenses or acquire newly established businesses.

State and Federal Cannabis Regulation

There is significant government regulation in the legal cannabis industry. We employ an in-house compliance officer who is a member of several state and national lobbying organizations including National Cannabis Industry Association (NCIA) and Colorado Leads and Accelerate Colorado. Through these and other organizations we will continue to interact with the multiple levels of government that regulate the cannabis industry.

In the United States, cannabis is illegal under federal law.  Medical and adult use cannabis has been legalized and regulated by individual states. As of the date of this Memorandum 33 states plus the District of Columbia and certain U.S. territories recognize, in one form or another, medical use of cannabis, while 11 of those states plus the District of Columbia and certain U.S. territories recognize, in one form or another, adult use of cannabis. Notwithstanding the regulatory environment with respect to cannabis at the state level, cannabis continues to be categorized as a Schedule I controlled substance under the CSA and as such violates U.S. federal law. As a result of this conflict between state and federal law, cannabis businesses in the United States are subject to inconsistent legislation and regulation. It is presently unclear whether the U.S. federal government intends to enforce U.S. federal laws relating to cannabis where the conduct at issue is legal under applicable state law.

Employees

As of December 14, 2020, OCG has 7 full time employees and 0 part time employees.

Intellectual Property

We registered the Unity Rd. trademark on June 25, 2019 with the United State Patent and Trademark Office, with notice published in the Trademark Official Gazette on January 14, 2020.

Description of Property

OCG does not own any real property.

MERGER AGREEMENT

Pursuant to the Written Consent, a majority of the stockholders and all members of our Board approved the Merger Agreement and authorized the Company to enter into the Merger Agreement and perform all the transactions contemplated thereby. On December 13, 2020, the Company entered into the Merger Agreement, pursuant to which Merger Sub will be merged with and into OCG through a reverse triangular merger transaction upon the terms and subject to the conditions of the Merger Agreement, and in accordance with the DGCL.

 Pursuant to the transactions contemplated by the Merger Agreement, (i) each share of common stock of OCG will be exchanged for shares of the Company based on a ratio of 0.27 to one, (ii) the operations of Item 9 Labs shall continue unchanged and OCG shall continue as the surviving corporation after the transactions contemplated by the Merger Agreement (with and into Merger Sub), and (iii) each share of common stock of Merger Sub will be converted into and exchanged for one share of common stock of OCG.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by the terms of the actual Merger Agreement, which is attached as Exhibit A hereto and incorporated herein by reference.

Item 9 Labs Corp.

The discussion and analysis below should be read in conjunction with the Company’s audited financial statements and notes thereto for the year ended September 30, 2019 and unaudited financial statements and notes thereto for the period ended June 30, 2020, each filed as Exhibit B and Exhibit C hereto, respectively.

PRO-FORMA AND OTHER FINANCIAL INFORMATION

The following is the pro-forma financial information for the Company and OCG as of the quarter ended June 30, 2020. The pro-forma information represents the effect of the Merger on the Company’s financials as though it took place on October 1, 2019:

UNAUDITED CONDENSED COMBINED PRO FORMA FINANCIAL STATEMENTS

The Company will acquire all of the issued and outstanding shares of OCG, Inc. in exchange for 19,080,000 shares of the Company’s Common Stock. The following unaudited condensed combined pro forma financial statements for the quarter ended June 30, 2020 are based upon the previously filed unaudited financial statements of the Company for the quarter ended June 30, 2020, a copy of which is attached hereto as Exhibit C, and the unaudited financial statements of OCG, Inc. as of and for the three-month period ended June 30, 2020. The unaudited Pro Forma Condensed Combined Statement of Operations for the quarter ended June 30, 2020 give effect to these transactions as if they had occurred on October 1, 2019. Additionally, a copy of the Company’s audited financial statements and notes thereto for the year ended September 30, 2019 and unaudited financial statements and notes thereto for the period ended June 30, 2020, are each filed as Exhibit B and Exhibit C hereto, respectively

The historical information contained in the unaudited condensed combined pro forma financial statements has been adjusted where events are directly attributable to the acquisition, or are likely to have a continuing effect on the consolidated financial statements of Item 9 Labs Corp. The unaudited condensed combined pro forma financial statements should only be read in conjunction with the notes to the unaudited condensed combined pro forma financial statements appearing below and with reference to historical financial statements on file for Item 9 Labs Corp.

The unaudited condensed combined pro forma financial statements are based on estimates and assumptions and are presented for illustrative purposes only and are not necessarily indicative of what the consolidated company’s results of operations actually would have been had the acquisition been completed as of the dates indicated. Additionally, the unaudited pro forma condensed consolidated financial information are not necessarily indicative of the condensed consolidated financial position or results of operations in future periods or the results that actually would have been realized if the acquisition had been completed as of the dates indicated. The actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors.

The combined pro forma financial information does not reflect the realization of any expected cost savings or other synergies from the acquisition of OCG, Inc. as a result of restructuring activities and other planned cost savings initiatives following the completion of the business combination.

ITEM 9 LABS CORP. AND SUBSIDIARIES
(FORMERLY AIRWARE LABS CORP.)
UNAUDITED PROFORMA CONDENSED CONSOLIDATED CONDENSED BALANCE SHEETS
As of June 30, 2020

	(unaudited)
	Item 9 Labs	(unaudited)	Proforma		Proforma
	Corp	OCG Inc.	Adjustments	Notes	Combined
ASSETS
Current Assets:
Cash and cash equivalents	$564,715	$—	$4,000,000	a	$4,564,715
Accounts receivable, net	606,222	—	—		606,222
Deferred costs	2,989,755	—	—		2,989,755
Prepaid expenses and other current assets	334,336	1,195,312	—		1,529,648
Total current assets	4,495,028	1,195,312	4,000,000		9,690,340

Property and equipment, net	7,156,592	80,712	—		7,237,304
Right of use asset	207,802	—	—		207,802
Investment in Health Defense, LLC	100,000	—	—		100,000
Deposits on acquisitions	600,000	408,652	—		1,008,652
Receivable for sale of Airware assets, net of reserves and unamortized discount of $307,430	454,715	—	—		454,715
Notes and interest receivable, net of reserves of $69,000	160,000	—	—		160,000
Other intangible assets, net	8,018,934	—	—		8,018,934
Goodwill, net	1,116,396	—	36,475,324	b	37,591,720
Total Assets	$22,309,467	$1,684,676	$40,475,324		$64,469,467

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
Accounts payable	$2,254,980	$1,273,546	$—		$3,528,526
Accrued payroll	211,919	—	—		211,919
Accrued compensated absences	71,617	—	—		71,617
Accrued interest	1,462,939	—	—		1,462,939
Accrued expenses	1,403,905	158,838	—		1,562,743
Accrued income tax	87,476	—	—		87,476
Deferred compensation	—	214,923	—		214,923
Due to related parties	—	1,027,924	—		1,027,924
Short term notes payable	2,835,478	354,893	—		3,190,371
Operating lease liability - short term portion	67,952	—	—		67,952
Unearned consulting revenue	—	120,835	—		120,835
Convertible notes payable	70,000	—	—		70,000
Total current liabilities	8,466,266	3,150,959	—		11,617,225

Long term debt, net of discount	2,725,418	—	—
Convertible notes payable	—	2,895,000	—		2,895,000
Accrued interest	—	283,784	—		283,784
Operating lease liability	157,864	—	—		157,864
Total liabilities	11,349,548	6,329,743	—		17,679,291

Commitments and Contingencies

Stockholders' Equity:
Common stock	6,699	144,216	(141,914)	a,c,d	9,001
Additional paid-in capital	30,232,252	4,553,947	(554,347)	c,d	34,231,852
Treasury stock	(3,450,000)	—	(10,000,000)	e	(13,450,000)
Accumulated deficit	(15,829,032)	(9,343,230)	—		(25,172,262)
Total Stockholders' Equity	10,959,919	(4,645,067)	(10,696,261)		(4,381,409)

Total Liabilities and Stockholders' Equity	$22,309,467	$1,684,676	$(10,696,261)		$13,297,882

Adjustment Notes
a - an equity capital raise of $4,000,000 is a condition to close the merger
b - the business combination will create goodwill and other intangible assets of $10,523,162 (allocation of purchase price not concluded)
c - the Company will issue 19,080,000 shares of restricted common stock to shareholders of OCG at date of close (market value of shares $38,160,000 as of December 21, 2020)
d - the equity accounts of OCG inc. will be eliminated in the merger
e - the 5 founding members of Item 9 Labs returned a combined 10,000,000 shares to treasury in July 2020 in contemplation of the merger

ITEM 9 LABS CORP. AND SUBSIDIARIES
(FORMERLY AIRWARE LABS CORP.)
UNAUDITED CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
For the Three Months Ended June 30, 2020

	(unaudited)
	Item 9 Labs	(unaudited)	Proforma	Proforma
	Corp	OCG Inc.	Adjustments	Combined
Revenues, net	$2,207,453	$1,974	$—	$2,209,427
Cost of revenues	1,188,831	—	—	1,188,831
Gross profit	1,018,622	1,974	—	1,020,596

Operating expenses
Professional fees and outside services	182,610	46,314	—	228,924
Payroll and employee related expenses	698,477	368,874	—	1,067,351
Sales and marketing	37,997	7,207	—	45,204
Other operating expenses	138,252	193,724	—	331,976
Depreciation and amortization	205,250	—	—	205,250
Total expenses	1,262,586	616,119	—	1,878,705

Loss from operations	(243,964)	(614,145)	—	(858,109)

Other expense
Interest expense	(1,202,347)	(101,186)	—	(1,303,533)
Other income	(1,492)	—	—	—
Total other expense	(1,203,839)	(101,186)	—	(1,303,533)

Net loss	(1,447,803)	(715,331)	—	(2,161,642)

Basic and diluted weighted average common shares outstanding	54,619,745	19,080,000		73,699,745

Basic and diluted net loss per common share	$(0.03)	$(0.04)		$(0.03)

Background of the Acquisition

Highlighted below is a detailed chronology of events leading up to and subsequent to the execution of the Merger Agreement and up to the date of this Information Statement.

In early September 2018, Jeffrey Rassas, Chief Strategy Officer and member of the Item 9 Labs Corp. (the “Company”) Board of Directors, learned of One Cannabis Group (“OCG”) from a broker at Westpark Capital, Victor Sibilla. Several of Mr. Sibilla’s clients had invested in both the Company and OCG, and Mr. Sibilla was aware of synergies between the two companies which he raised with Mr. Rassas. At this time, Mr. Rassas began following the progress of OCG and was aware of their desire to go public and raise capital and subsequently received an investor power point presentation on September 18th, 2018. Mr. Rassas disseminated the OCG presentation to other Company management, Bryce Skalla, the Company’s current President and Co-Founder, and Ms. Sara Gullickson, the Company’s former CEO, as he perceived that OCG’s cannabis franchising model and existing pre-sold franchises could greatly accelerate the Company’s strategy and wanted his colleagues to consider.

On November 16th, 2018, Mr. Skalla met OCG in Las Vegas, Nevada at the 2018 MJ Bizcon Conference. Mr. Sibilla, was in Las Vegas attending the conference and informed Mr. Skalla that OCG was having a party to celebrate their recent financing and that he was allowed to bring a guest. Mr. Skalla attended the event with Mr. Sibilla for about two hours. During this time, Mr. Skalla met the OCG team including Christian Hageseth, OCG’s CEO and Co-Founder, Mike Weinberger, OCG’s Chief Operating Officer and John Darwin, OCG’s President and Co-Founder. Mr. Skalla spoke at length with Mr. Darwin about OCG’s business plan and recent financing.

During their conversation, Mr. Skalla and Mr. Darwin discussed the franchise business model and the overall cannabis market. Mr. Skalla was impressed with OCG’s strategy and management team and considered how a possible transaction with the Company could make more sense than OCG’s then current goal to go public on the Canadian Securities Exchange. Following the conference, Mr. Skalla informed Mr. Rassas of his thoughts and they agreed it would be prudent to monitor OCG’s progress in the near term.

In mid 2019, the Company began considering additional growth strategies. In December 2019, Mr. Rassas asked Mr. Sibilla to arrange a call with Mr. Darwin and shared with Mr. Sibilla the Company’s perception regarding the potential for considerable business synergies between the two companies. Mr. Sibilla agreed and said he would try and set up a call. There were a series of emails exchanged between Mr. Sibilla, Mr. Rassas and Mr. Darwin and a call was arranged.

On December 18th, 2019, Mr. Rassas and Mr. Darwin had a lengthy call where an extensive overview summary was given by each describing their respective companies and current events, structure and capital required. Messrs. Rassas and Darwin concluded that there was indeed real potential for a collaboration between the two organizations that were worth exploring. At the conclusion of the call it was determined that non-disclosure and confidentiality agreements must be executed, following which another call would be arranged to further explore the concept.

On December 19th, 2019, Mr.Rassas, Andrew Bowden, the Company’s current CEO (Mr. Bowden replaced Ms. Gullickson), Mr. Darwin and Mr. Skalla had a call wherein they discussed the synergies, timing and current state of the cannabis industry and determined it was worthwhile to continue to explore a merger of the two companies.

On December 19th, 2019, Mr. Darwin established a secure “Data Room” which he shared with members of the Company’s management team, specifically Mr. Rassas, Mr. Bowden and Mr. Skalla. Mr. Darwin populated the Data Room with items requested by the Company’s management team, including but not limited to financial information, audits, capital structure, shareholder cap structure, balance sheet, legal matters, contracts, investor presentations, franchise disclosure documents, intellectual property and trademarks. The Company’s management team used this Data Room to perform extensive due diligence and made additional requests to Mr. Darwin for additional information as required by the team and the Company’s Board of Directors.

On December 27th, 2019, Mr. Skalla, established a secure “Data Room”, to which he invited Mr. Darwin and his designated OCG team members. Mr. Rassas populated the Company’s Data Room with documents necessary for the OCG due diligence of the Company as well as the documents requested by Mr. Darwin. Over the subsequent weeks, Mr. Rassas added additional documents in response to requests made by the OCG team through. Numerous calls and emails were exchanged between Mr. Rassas and Mr. Darwin during this period as each respective Board of Directors and management team was performing their due diligence and making additional document requests. At this time, it was also determined that in addition to the due diligence, site visits and team discussions were necessary and appropriate.

On January 7th and 8th, 2020, Mr. Darwin and Mr. Weinberger visited the Company’s corporate facilities in Arizona, which included both the cultivation and processing farm in Coolidge, AZ and the corporate headquarters in Phoenix, AZ. The Company’s entire management team was available for the OCG visit, which included Mr. Skalla, Mr. Bowden, Robert Mikkelsen, the Company’s Chief Financial Officer, Chris Wolven, the Company’s Chief Operating Officer and the Company’s board of directors. All parties participated in extensive meetings for two full days. In these meetings, synergies, overlap in operations, respective strategies, capital requirements proposed deal structures and organizational structure were explored. Given the teams respective experiences with deal structures and capital markets, the meetings moved quickly and proved extremely productive. It was during these meetings that respective company valuations were discussed in great detail. OCG shared with the Company’s management team that a third party advisor had performed an independent valuation wherein they valued OCG utilizing a discounted cash flow and comparable company analysis at approximately $35,000,000 and that OCG, successfully raised several hundred thousand dollars at this valuation in late 2019. The Company compared the independent valuation with its own valuation performed internally and concluded that the valuation appears reasonable.

On January 10th, 2020, the Company’s Board of Directors, Mr. A. Bowden, Mr. Skalla, Mr. Rassas and Ronald Miller, Jr., Chairman of the Company’s Board, met at Mr. Miller’s office in Scottsdale, AZ to discuss at length the due diligence performed, OCG’s proposed valuation and forecasts, which included a review of similarly situated public companies. Based on the extensive analysis and review of the OCG Data Room by Company’s management team, results of the in person meetings, and correspondence between the board of directors, the Company’s board concluded that a combination of the companies would accelerate their strategy and corporate vision. After several more internal discussions a non-binding set of proposed terms was prepared, including but not limited to:

•	The Company would acquire 100% of the stock of OCG for 30,000,000 Company restricted common stock at an appropriate value to OCG’s business valuation;

•	general discussions were presented to add up to two (2) new members to the Company’s Board of Directors as representatives of OCG’s interests; and

•	there would be a financing contingency that the Company raise capital, up to $2,000,000 of which could be used post-closing for general working capital of OCG

On January 13th, 2020, Mr. Rassas sent the non-binding set of terms to Mr. Darwin, which included an offer of 30,000,000 shares of newly issued restricted common stock shares of the Company in exchange for all outstanding OCG shares pursuant to a proposed Share Exchange Agreement transaction structure.

On January 15th and 16th, 2020, Mr. Rassas and Mr. Skalla flew to Colorado to meet with the entire OCG management team and to tour the cultivation facilities and corporate headquarters. The agenda and activities during this visit were consistent in all aspects with the recent OCG team visit to the Company in Arizona.

From January 20th through February 10th, 2020, the Company and OCG’s management teams in totality and in segregated groups had numerous conference calls and exchanged many emails and text messages discussing topics of integration, due diligence, working capital requirements, capital offering structures and further negotiated the proposed deal terms and structure often involving additional team members and outside professionals, including financial and legal professionals. OCG received legal counsel from Dorsey Whitney, LLP and the Company legal counsel from Horwitz and Armstrong PLC and Dickinson Wright LLP. All non-binding deal terms proposed and exchanged between the parties were kept confidential and shared only between the principals, legal advisors and their respective board of directors.

On January 24th, 2020, Mr. Rassas sent a proposed transaction timeline to all principals in an email and attached word document. This document outlined proposed dates and milestones that would be required for the Company to comply with its SEC reporting obligations.

On January 31st, 2020, the Company’s entire board of directors (which includes Messrs. Bowden, Miller, Rassas and Skalla) and Mr. Wolven flew to Colorado to further the discussions. OCG’s management, including Messrs. Weinberger, Knuettel, Darwin and Hageseth, were all present for the discussions and negotiations regarding their respective financial performance and projections, respective business operations, integration plans and deal terms.

On February 7th, 2020, Mr. Rassas forwarded a rough draft of the OCG acquisition Share Exchange Agreement to Mr. Weinberger. The Share Exchange Agreement contemplated the non-binding deal terms that were discussed between the principals, which included the offer of 30,000,000 shares of INLB restricted common stock in exchange for all outstanding shares of OCG. In addition, it was agreed that the Share Exchange Agreement would have conditions to close including the provision that the Company would provide working capital to OCG of up to $2,000,000 and the entrance into an acceptable Directors and Officers Insurance policy by the Company.

On February 12th through the 14th, 2020, OCG’s entire management team, came to Company’s Arizona corporate offices to continue their due diligence and review draft operational integration plan. The teams also focused on the capital required to close the transaction to ensure there was ample working capital and in addition, OCG made a request that in the event the transaction took longer to close than the parties anticipated, that the Company would work to facilitate a bridge loan of up to $500,000 to OCG.

On February 23rd, 2020, Mr. Weinberger from OCG forwarded a draft of a Merger Agreement to Mr. Rassas. Mr. Weinberger informed Mr. Rassas that OCG’s legal counsel, Dorsey Whitney, LLP, proposed a triangular merger structure rather than a direct share exchange. The proposed and generally agreed upon transaction terms were mirrored in a newly drafted Merger Agreement and provided to Mr. Rassas. Mr. Rassas circulated the Merger Agreement to all principals involved on the Company’s management team in addition to the Company’s board of directors, auditors and legal counsel for their complete review and comments.

On February 26th, 2020, the Company’s board of directors, through email exchanges, reviewed the final Merger Agreement to ensure that there were no more comments. The Company’s board had a call to approve and authorize management to move forward with the execution of the Merger Agreement the following day. A board resolution was circulated by Company’s Chief Financial Officer for the board to execute.

On February 27th-28th, 2020, Mr. Weinberger and Mr. Darwin came to the Company’s corporate offices in Arizona to continue the discussions around the proposed timing, integration plan, capital raise, organizational chart and to execute the Merger Agreement, which included the mutual conditions that must be satisfied before the transaction could close.

On March 2nd, 2020, the Company filed an 8-K disclosing in the following language that it entered into a material definitive agreement with OCG:

“On February 27, 2020, Item 9 Labs Corp., a Delaware corporation (“Company”), and an unnamed wholly owned subsidiary (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Agreement”) with OCG Inc., a Colorado corporation (“Target”), pursuant to which the Merger Sub will be merged with and into the Target in a reverse triangular merger with the Target continuing as the surviving entity as a wholly-owned direct subsidiary of the Company (“Merger”). Effective upon the completion of the Merger, the Target shareholders shall become stockholders of the Company through the receipt of the Merger Consideration as defined below. Each of the parties referred to above may be referred to herein as a “Party” and collectively as the “Parties”.”

On March 5, 2020, a majority of the Company’s stockholders, collectively owning 42,606,712 shares of Common Stock, representing approximately 69% of the 61,410,645 total issued and outstanding shares of Common Stock of the Company, approved of the Merger Agreement by written consent in lieu of a meeting of Stockholders.

On June 8, 2020, OCG and the Company executed on an amended merger agreement, modifying the consideration paid from 30,000,000 shares of Item 9 Labs Corp restricted common stock to 20,000,000 shares.

On June 10, 2020, prior to the Company being able to file an amended 8k, OCG received notice that noteholders related to one of the assets majority owned Mr. Hageseth, a cultivation facility named CCR II LLC, had hired a receiver related to provisions under their promissory notes. As Mr. Hageseth was a principal of OCG, upon receiving notice, OCG promptly notified Item 9 management.

On June 11, 2020, Mr. Bowden emailed Mr. Darwin, Mr. Weinberger, and Mr. Hageseth that the Item 9 Board of Directors wanted to ensure full release of any potential liabilities related to the CCR II LLC asset prior to closing the acquisition of OCG’s stock. It was during these discussions that the Company confirmed the valuation of OCG still reasonable at approximately $35,000,000 and to continue moving forward with the proposed valuation pending release from any liabilities related to the receiver.

On May 15, 2020, the Company issued a line of credit to OCG in the sum of $600,000 to facilitate operations during settlement discussions with the CCR II receiver. From May 15, 2020 to July 31, 2020 the Company and OCG’s management teams in totality and in segregated groups had numerous conference calls, video chats, and exchanged many emails and text messages discussion integration.

On July 31st, 2020, the Company onboarded a new Co-Chairman of the Board of Directors, Mike Keskey. The Company engaged additional outside counsel, Quarles and Brady, to navigate the acquisition of OCG and the new counsel provided a non-binding deal terms that were discussed between the principals, which included the offer of 20,000,000 shares of INLB restricted common stock in exchange for all outstanding shares of OCG. In addition, it was agreed that the agreement would have conditions to close including full release from the CCR II LLC receiver.

On July 15th, 2020, the Company and OCG executed a non-binding letter of intent and the Company’s counsel engaged on due diligence. The Company counsel wanted to draft a new agreement and incorporate additional diligence items. From July 15th to December 10th, 2020 Mr. Darwin added to the secure “Data Room” to address the additional diligence items. Over the subsequent weeks, Mr. Darwin and the Company’s counsel addressed the due diligence request and items in order for the Company’s counsel to present a due diligence report to the Board and new Co-Chairman for approval.

On October 15th 2020 the Company’s Board of Directors met at the law offices of Quarles and Brady in their main conference room from 2pm to 5pm to discuss at length the due diligence performed and the report from Company’s counsel. Based on the extensive analysis of the OCG Data Room by Company’s management team and counsel, a non-binding set of proposed terms was prepared, including but not limited to:

-	The Company would acquire 100% of the stock of OCG for 19,080,000 Company restricted common stock at an appropriate value to OCG’s business valuation;
-	Mr. Weinberger would be appointed to the Company’s Board of Directors upon as representative of OCG’s interest
-	There would be a financing contingency that the Company raise capital of $4,000,000 of which a portion could be used for post-closing general working capital of OCG

On October 26th, 2020 the Company’s counsel sent Mr. Weinberger a rough draft of the OCG Merger Agreement that contemplated the non-binding deal terms that were discussed between the principals. From October 27th, 2020 to December 13th, 2020, the Company and Mr. Weinberger and Mr. Darwin, along with OCG’s outside counsel Dorsey Whitney LLP, negotiated additional terms and comments to the agreement.

On December 13th, 2020, the Company’s Board of Directors, through email exchanges, reviewed the final Merger Agreement to ensure there were no more comments. The Company’s Board had a call to approve and authorize management to move forward with the execution of the Merger Agreement that day. A Board resolution was circulated by the Company’s Chief Financial Officer for the Board to execute.

On December 13th, 2020, the Merger Agreement was executed by OCG, its Principals, and Mr. Weinberger as Stockholder Representative and by Andrew Bowden, CEO of Item 9 Labs, which included the mutual conditions that must be satisfied before the transaction could close.

On December 14th, 2020, the Company filed an 8-K disclosing in the following language that it entered into a material definitive agreement with OCG:

On December 14, 2020, a majority of the Company’s stockholders, collectively owning 28,506,073 shares of Common Stock, representing approximately 52 of the 54,619,745 total issued and outstanding shares of Common Stock of the Company, approved of the Merger Agreement by written consent in lieu of a meeting of Stockholders. Following the filing of our preliminary Schedule 14C the Company continues to work closely with OCG and their management to close the transaction and to verify condition precedents are underway.

The Certificates of Merger with respect to the merger contemplated by the Merger Agreement will be filed as soon as practicable following the Closing and issuance of the Merger Consideration.

Following the filing of our preliminary Schedule 14C the Company continues to work closely with OCG and their management to close the transaction and to verify condition precedents are underway.

The Certificates of Merger with respect to the merger contemplated by the Merger Agreement will be filed as soon as practicable following the Closing and issuance of the Merger Consideration.

Reasons for the Acquisition

New Growth Opportunities

The Company’s strategy is to provide best in class branded products and premium customer experience in the cannabis industry. While the Company executes upon its expansion within the cannabis industry, the Company expects that the Merger with OCG will accelerate its entrance into new geographic territories as well as provide expanded industry opportunities through OCG’s franchised retail operations. The expansion into Colorado’s robust cannabis market with OCG’s existing sales channels allows the Company to begin offering its full suite of products at an accelerated pace. Additionally, the agreements for franchised dispensaries create further sales channels for the Company across seven additional states in the U.S. The Company expects it will be better positioned to gain nationwide brand recognition and expanded product offerings because of the Merger with OCG.

Potential Synergies

The Merger creates many synergies including greater diversity of customers, markets, products, and revenues generated therefrom, and a significantly larger geographical market. The Acquisition provides for immediate sales channels into new markets and should result in additional expansion opportunities into new states. The combined company revenues will also benefit from the complementary product offerings and additional brand presence.

Additionally, the Company has identified operational synergies which it expects to result in cost savings for the combined company. These synergies include general overhead expenses, personnel, insurance, third party legal, accounting and other professional services and redundant real estate.

While the Company maintains its long-term strategy of increasing revenue and profitability, gaining market share and enhancing stockholder value through internal growth and development, the Company will continually seek to identify and pursue acquisition opportunities that it believes would contribute to the Company’s strategy and growth plans.

Strengthened Management

The parties believe that the combined company will have a favorable personnel mix. In particular, the parties believe that certain members of each company’s management would complement the other’s existing management team and that the combined company’s management would enjoy a combination of skills and capabilities that would be beneficial to the combined company and its stockholders. The combined company will benefit from the diversified and complementary skill set of the Company’s and OCG’s management and operational teams.

In approving the Merger Agreement and the transactions contemplated thereby, the Company’s Board consulted with the Company’s management, as well as its outside legal and financial advisors, and it carefully considered the following factors:

•	The likelihood of the enhancement of the Company’s strategic position following the merger;
•	The management capabilities and existing operations of OCG;
•	The revenue synergies and cross-selling opportunities which OCG offers relative to other potential acquisition opportunities;
•	The potential cost savings of the combined company ;
•	That, upon completion of the merger, the Company’s current management and directors would retain control of the Company and its stockholders prior to the merger would retain a majority of the issued and outstanding Common Stock of the Company after the merger;
•	The belief that the combination of the Company’s and OCG’s businesses would result in significant strategic benefits to the Company following the merger, which would benefit the Company and its stockholders; and
•	The Company and management’s analyses and understanding of the business, operations, financial performance and conditions, strategy and future prospects of OCG, as well as economic and market conditions and trends in the markets in which OCG competes, would be beneficial to the Company.

No Dissenter’s Rights; Vote Required

The Merger described in this Information Statement will not afford to our stockholders the opportunity to dissent from the actions described herein or to receive an agreed or judicially appraised value for their shares. The vote of our shareholders with respect to the Merger described in this Information Statement was not necessary, however, we elected to seek majority shareholder consent for the transaction.

No Regulatory Approvals

There are no federal or state regulatory requirements that must be complied with or any approval that must be obtained in connection with the Merger.

Accounting Treatment

We anticipate accounting for the transaction as a business combination using the acquisition method of accounting for financial accounting purposes, whereby the estimated purchase price will be allocated to the assets and liabilities of OCG based on their estimated fair values on the closing date of the Merger, following Financial Accounting Standards Board Accounting Standards Codification Topic 805, Business Combinations.

Material U.S. Federal Income Tax Consequences

We have not obtained a tax opinion from legal counsel or tax experts on the Merger. The Merger is intended for federal income tax purposes to qualify as one or more reorganizations within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder. Based on the provisions of the Internal Revenue Code of 1986, as amended, existing United States Treasury regulations promulgated thereunder and administrative and judicial interpretations thereof, all as in effect as of the date hereof and all of which are subject to change (possibly with retroactive effect), we do not believe that the Merger will give rise to the recognition of gain or losses to us or our stockholders for U.S. federal income tax purposes. The foregoing summary is for general information only and does not discuss any state, local, foreign or other tax consequences.

CERTIFICATES OF MERGER

Pursuant to the Written Consent, a majority of the stockholders and all members of our Board approved and authorized an action to consummate the transactions contemplated by the Merger Agreement. Accordingly, the Written Consent authorizes the Company to file certificates of merger (the ''Certificates of Merger'') with the Secretary of State of the States of Delaware and Colorado in such form as is required by, and executed in accordance with, the relevant provisions of the DGCL and the Colorado Business Corporation Act, respectively.

WHERE YOU CAN FIND INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and Form 10-Q with the Securities and Exchange Commission (the “Commission”). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at 100 F Street N.E., Washington, DC 20549.  Please call the Commission at 1-800-SEC-0330 for further information on the operation of the public reference room. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).

You may request a copy of our filings with the SEC at no cost, by making written or telephone requests for such copies to:

Item 9 Labs Corp.

Attn: Andrew Bowden, CEO

2727 N. 3rd Street, Suite 201

Phoenix, AZ 85004

877-876-4868

You should rely only on the information provided in this filing. You should not assume that the information in this Information Statement is accurate as of any date other than the date of this document. We have not authorized anyone else to provide you with any information.

CONTACT INFORMATION

Item 9 Labs Corp.

2727 N. 3rd Street, Suite 201

Phoenix, AZ 85004

877-876-4868

OCG Inc.

100 Garfield Street, Suite 400

Denver, CO 80206

303-922-2122

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

No director or officer of the Company, nominee for election as a director of the Company or associate or affiliate of any of the foregoing persons, has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any of the Corporate Actions described herein.

EFFECTIVE DATE OF CORPORATE ACTIONS

Pursuant to Rule 14c-2 under the Exchange Act, the Corporate Actions shall not become effective before a date which is twenty (20) calendar days after the Information Statement is first mailed or given to Stockholders.

OTHER MATTERS

The Board knows of no other matters other than those described in this Information Statement which have been approved or considered by the holders of a majority of the shares of the Company’s voting stock.

CONCLUSION

As a matter of regulatory compliance, we are sending you this Information Statement, which describes the purpose and effect of the above Corporate Actions.  Your consent to the Corporate Actions is not required and is not being solicited in connection with these Actions.  This Information Statement is intended to provide our Stockholders information required by the rules and regulations of the Securities Exchange Act of 1934.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Item 9 Labs Corp. has duly caused this report to be signed by the undersigned hereunto authorized.

Item 9 Labs Corp.

Date: December 22, 2020

/s/ Andrew Bowden

By: Andrew Bowden

Chief Executive Officer

 APPENDICES

Exhibit A – Agreement and Plan of Merger, dated as of December 13, 2020, by and among the Company, and OCG Inc.

Exhibit B –  Item 9 Labs Corp. 10-K for the Year Ended September 30, 2019, with audited financial statements

Exhibit C – Item 9 Labs Corp’s 10-Q for the Quarter Ended June 30, 2020.

Exhibit A

AGREEMENT AND PLAN OF MERGER

among

ITEM 9 LABS CORP.

and

I9 ACQUISITION SUB, INC.

and

OCG, INC.

and

PRINCIPALS

and

STOCKHOLDER REPRESENTATIVE

December 13, 2020

AGREEMENT AND PLAN OF MERGER

This Agreement and Plan of Merger (this “Agreement”), dated as of December 13, 2020 (“Execution Date”), is entered into among Item 9 Labs Corp., a Delaware corporation (“Parent”), I9 Acquisition Sub, Inc., a Delaware corporation (“Merger Sub”), OCG, Inc., a Colorado corporation (“Company”), Mike Weinberger (“Weinberger”), John Darwin (“Darwin”), Christian Hageseth (“Hageseth” and together with Weinberger and Darwin, the “Principals”), and Weinberger, as Stockholder Representative (“Stockholder Representative”).

RECITALS

WHEREAS, the parties intend that Merger Sub be merged with and into the Company, with the Company surviving that merger on the terms and subject to the conditions set forth herein (the “Merger”);

WHEREAS, the board of directors of the Company (the “Company Board”) has unanimously (a) determined that this Agreement and the transactions contemplated hereby, including the Merger, are in the best interests of the Company and its stockholders, (b) approved and declared advisable this Agreement and the transactions contemplated hereby, including the Merger, and (c) resolved to recommend adoption of this Agreement by the stockholders of the Company in accordance with the Colorado Business Corporation Act (“CBCA”);

WHEREAS, following the execution of this Agreement, the Company shall seek to obtain, in accordance with Section 7-107-104 of the CBCA, a written consent of its stockholders approving this Agreement, the Merger and the transactions contemplated hereby in accordance with Section 7-111-106.5 of the CBCA;

WHEREAS, the respective boards of directors of Parent and Merger Sub have (a) determined that this Agreement and the transactions contemplated hereby, including the Merger, are in the best interests of Parent, Merger Sub and their respective stockholders, and (b) approved and declared advisable this Agreement and the transactions contemplated hereby, including the Merger; and

WHEREAS, a portion of the consideration otherwise deliverable by Parent to the stockholders of the Company in connection with the Merger shall be placed in escrow by Parent, the release of which shall be contingent upon certain events and conditions, all as set forth in this Agreement and the Escrow Agreement (as defined herein);

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Article I
Definitions

The following terms have the meanings specified or referred to in this Article I:

“Acquisition Proposal” has the meaning set forth in Section 5.03(a).

“Action” means any claim, action, cause of action, demand, lawsuit, arbitration, inquiry, audit, notice of violation, proceeding, litigation, citation, summons, subpoena or investigation of any nature, civil, criminal, administrative, regulatory or otherwise, whether at law or in equity.

“Affiliate” of a Person means any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. The term “control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Agreement” has the meaning set forth in the preamble.

“Ancillary Documents” means the Escrow Agreement, Employment Agreements, Lock Up Agreements, Principal Notes, Yancy Note, Option Cancellation Agreements, Warrant Cancellation Agreements, Note Cancellation Agreements, and Restricted Stock Unit Cancellation Agreements.

“Automatic Convertible Notes” means convertible debt instruments, including convertible notes, issued by the Company which pursuant to their terms are automatically accelerated and the entire amount owing thereunder automatically converts into Shares immediately prior to the Closing.

“Balance Sheet” has the meaning set forth in Section 3.06.

“Balance Sheet Date” has the meaning set forth in Section 3.06.

“Benefit Plan” has the meaning set forth in Section 3.20(a).

“Business Day” means any day except Saturday, Sunday or any other day on which commercial banks located in Phoenix, Arizona are authorized or required by Law to be closed for business.

“Carter Employment Agreement” has the meaning set forth in Section 2.03(a)(xii).

“CBCA” has the meaning set forth in the recitals.

“CERCLA” means the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C. §§ 9601 et seq.

“Certificate” has the meaning set forth in Section 2.11(a).

“Certificate of Merger” has the meaning set forth in Section 2.04.

“Closing” has the meaning set forth in Section 2.02.

“Closing Date” has the meaning set forth in Section 2.02.

“Closing Deferred Compensation Amounts Certificate” means a certificate executed by Weinberger and Darwin as officers of the Company certifying on behalf of the Company the outstanding Deferred Compensation Amounts owed to the Principals as of the close of business on the Closing Date; provided, however, that notwithstanding anything in this Agreement to the contrary, neither Weinberger nor Darwin shall be entitled to any indemnification by Company with respect to the execution and delivery of such certificate.

“Closing Indebtedness Certificate” means a certificate executed by Weinberger and Darwin as officers of the Company certifying on behalf of the Company an itemized list of all outstanding Indebtedness as of the close of business on the Closing Date and the Person to whom such outstanding Indebtedness is owed and an aggregate total of such outstanding Indebtedness; provided, however, that notwithstanding anything in this Agreement to the contrary, neither Weinberger nor Darwin shall be entitled to any indemnification by Company with respect to the execution and delivery of such certificate.

“Closing Merger Consideration” means the Purchase Consideration, minus (w) the Indemnification Escrow Shares, minus (x) the number of shares of Parent Common Stock calculated by dividing the outstanding Indebtedness of the Company and its Subsidiaries as of the close of business on the Closing Date, by fifty percent (50%) of the VWAP ending on the Business Day immediately preceding the Closing Date, minus (y) the number of shares of Parent Common Stock calculated by dividing the amount of Transaction Expenses of the Company and its Subsidiaries as of the close of business on the Closing Date, by fifty percent (50%) of the VWAP ending on the Business Day immediately preceding the Closing Date, and minus (z) the number of shares of Parent Common Stock calculated by dividing the aggregate Deferred Compensation Amounts as set forth on the Closing Deferred Compensation Amounts Certificate, by fifty percent (50%) of the VWAP ending on the Business Day immediately preceding the Closing Date.

“Closing Per Share Merger Consideration” means (a) the Closing Merger Consideration, divided by (b) the Fully Diluted Share Number; provided, however that any fractional shares shall be rounded down and no fractional shares of Parent Common Stock shall be issued or payable.

“Closing Transaction Expenses Certificate” means a certificate executed by Weinberger and Darwin as officers of the Company, certifying the amount of Transaction Expenses (including an itemized list of each such Transaction Expense, with a description of the nature of such expense and the Persons to whom such Transaction Expenses are owed or were paid, and supporting documentation from the Persons that were paid or are owed such Transaction Expenses); provided, however, that notwithstanding anything in this Agreement to the contrary, neither Weinberger nor Darwin shall be entitled to any indemnification by Company with respect to the execution and delivery of such certificate.

“Closing Working Capital” means: (a) the Current Assets of the Companies, less (b) the Current Liabilities of the Companies, determined as of the close of business on the Closing Date.

“Closing Working Capital Statement” has the meaning set forth in Section 2.17(b)(i).

“Code” means the Internal Revenue Code of 1986, as amended.

“Commission” has the meaning set forth in Section 2.19.

“Companies” means, collectively, the Company and its Subsidiaries.

“Company” has the meaning set forth in the preamble.

“Company Board” has the meaning set forth in the recitals.

“Company Board Recommendation” has the meaning set forth in Section 3.02(b).

“Company Charter Documents” has the meaning set forth in Section 3.03.

“Company Common Stock” means the common stock, par value $0.01 per share, of the Company.

“Company Intellectual Property” means all Intellectual Property that is owned or held for use by the Company or its Subsidiaries.

“Company IP Agreements” means all licenses, sublicenses, consent to use agreements, settlements, coexistence agreements, covenants not to sue, permissions and other Contracts (including any right to receive or obligation to pay royalties or any other consideration), whether written or oral, relating to Intellectual Property to which the Company or any of its Subsidiaries is a party, beneficiary or otherwise bound.

“Company IP Registrations” means all Company Intellectual Property that is subject to any issuance registration, application or other filing by, to or with any Governmental Authority or authorized private registrar in any jurisdiction, including registered trademarks, domain names and copyrights, issued and reissued patents and pending applications for any of the foregoing.

“Consideration Spreadsheet” has the meaning set forth in Section 2.18(a).

“Consulting Agreements” has the meaning set forth in Section 7.02(h).

“Contracts” means all contracts, leases, deeds, mortgages, licenses, instruments, notes, commitments, undertakings, indentures, joint ventures and all other agreements, commitments and legally binding arrangements, whether written or oral.

“Covered Persons” has the meaning set forth in Section 3.29.

“Current Assets” means cash and cash equivalents, accounts receivable, inventory and prepaid expenses, but excluding (a) the portion of any prepaid expense of which Parent will not receive the benefit following the Closing, (b) deferred Tax assets and (c) receivables from any of the Company's Affiliates, directors, employees, officers or stockholders and any of their respective Affiliates, determined in accordance with GAAP applied using the same accounting methods, practices, principles, policies and procedures, with consistent classifications, judgments and valuation and estimation methodologies that were used in the preparation of the Year-End Financial Statements for the most recent fiscal year end as if such accounts were being prepared and audited as of a fiscal year end.

“Current Liabilities” means accounts payable, accrued Taxes and accrued expenses, deferred Tax liabilities, Transaction Expenses and the current portion of any Indebtedness of the Companies, determined in accordance with GAAP applied using the same accounting methods, practices, principles, policies and procedures, with consistent classifications, judgments and valuation and estimation methodologies that were used in the preparation of the Year-End Financial Statements for the most recent fiscal year end as if such accounts were being prepared and audited as of a fiscal year end.

“Darwin Employment Agreement” has the meaning set forth in Section 2.03(a)(xii).

“Darwin Note” has the meaning set forth in Section 2.03(a)(xiv).

“D&O Indemnified Party” has the meaning set forth in Section 5.08(a).

“D&O Indemnifying Parties” has the meaning set forth in Section 5.08(b).

“D&O Tail Policy” has the meaning set forth in Section 5.08(c).

“Deferred Compensation Amount” means the aggregate amount of deferred compensation owed to the Principals by the Company as of the Closing Date.

“DGCL” means the Delaware General Corporation Law.

“Direct Claim” has the meaning set forth in Section 8.05(c).

“Disclosure Schedules” means the Disclosure Schedules delivered by the Company and Parent, as applicable, concurrently with the execution and delivery of this Agreement.

“Dispute” means certain potential claims alleged by Robert L. Stevens (“Receiver”), as the receiver of CCR II, LLC (an affiliate of Parent), against the Company and/or any of its Affiliates with respect to the Company’s or any of its Affiliates’ dealings with CCR II, LLC.

“Dispute Settlement Agreement” has the meaning set forth in Section 3.27.

“Disputed Amounts” has the meaning set forth in Section 2.17(c)(iii).

“Disqualification Events” has the meaning set forth in Section 3.29.

“Dissenting Shares” has the meaning set forth in Section 2.10.

“Dollars or $”  means the lawful currency of the United States.

“Effective Time” has the meaning set forth in Section 2.04.

“Employment Agreements” has the meaning set forth in Section 2.03(a)(xii).

“Encumbrance” means any charge, claim, community property interest, pledge, condition, equitable interest, lien (statutory or other), option, security interest, mortgage, easement, encroachment, right of way, right of first refusal, or restriction of any kind, including any restriction on use, voting, transfer, receipt of income or exercise of any other attribute of ownership.

“Environmental Attributes” means any emissions and renewable energy credits, energy conservation credits, benefits, offsets and allowances, emission reduction credits or words of similar import or regulatory effect (including emissions reduction credits or allowances under all applicable emission trading, compliance or budget programs, or any other federal, state or regional emission, renewable energy or energy conservation trading or budget program) that have been held, allocated to or acquired for the development, construction, ownership, lease, operation, use or maintenance of the Companies as of: (i) the date of this Agreement; and (ii) future years for which allocations have been established and are in effect as of the date of this Agreement.

“Environmental Claim” means any Action, Governmental Order, lien, fine, penalty, or, as to each, any settlement or judgment arising therefrom, by or from any Person alleging liability of whatever kind or nature (including liability or responsibility for the costs of enforcement proceedings, investigations, cleanup, governmental response, removal or remediation, natural resources damages, property damages, personal injuries, medical monitoring, penalties, contribution, indemnification and injunctive relief) arising out of, based on or resulting from: (a) the presence, Release of, or exposure to, any Hazardous Materials; or (b) any actual or alleged non-compliance with any Environmental Law or term or condition of any Environmental Permit.

“Environmental Law” means any applicable Law, and any Governmental Order or binding agreement with any Governmental Authority: (a) relating to pollution (or the cleanup thereof) or the protection of natural resources, endangered or threatened species, human health or safety, or the environment (including ambient air, soil, surface water or groundwater, or subsurface strata); or (b) concerning the presence of, exposure to, or the management, manufacture, use, containment, storage, recycling, reclamation, reuse, treatment, generation, discharge, transportation, processing, production, disposal or remediation of any Hazardous Materials. The term “Environmental Law” includes, without limitation, the following (including their implementing regulations and any state analogs): the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C. §§ 9601 et seq.; the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act of 1976, as amended by the Hazardous and Solid Waste Amendments of 1984, 42 U.S.C. §§ 6901 et seq.; the Federal Water Pollution Control Act of 1972, as amended by the Clean Water Act of 1977, 33 U.S.C. §§ 1251 et seq.; the Toxic Substances Control Act of 1976, as amended, 15 U.S.C. §§ 2601 et seq.; the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. §§ 11001 et seq.; the Clean Air Act of 1966, as amended by the Clean Air Act Amendments of 1990, 42 U.S.C. §§ 7401 et seq.; and the Occupational Safety and Health Act of 1970, as amended, 29 U.S.C. §§ 651 et seq.

“Environmental Notice” means any written directive, notice of violation or infraction, or notice respecting any Environmental Claim relating to actual or alleged non-compliance with any Environmental Law or any term or condition of any Environmental Permit.

“Environmental Permit” means any Permit, letter, clearance, consent, waiver, closure, exemption, decision or other action required under or issued, granted, given, authorized by or made pursuant to Environmental Law.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the regulations promulgated thereunder.

“ERISA Affiliate” means all employers (whether or not incorporated) that would be treated together with the Company or any of its Affiliates as a “single employer” within the meaning of Section 414 of the Code.

“Escrow Agent” means Nevada Agency and Transfer Company.

“Escrow Agreement” means the Escrow Agreement to be entered into by Parent, Stockholder Representative and the Escrow Agent at the Closing, substantially in the form of Exhibit A.

“Escrow Funds” means the Indemnification Escrow Fund and the Stockholder Representative Expense Fund, if applicable.

“Estimated Closing Working Capital” has the meaning set forth in Section 2.17(a)(i).

“Estimated Closing Working Capital Statement” has the meaning set forth in Section 2.17(a)(i).

“Execution Date” has the meaning set forth in the preamble.

“Exchange Agent” has the meaning set forth in Section 2.11(b).

“FDD” has the meaning set forth in Section 3.30(b).

“Financial Statements” has the meaning set forth in Section 3.06.

“FIRPTA Statement” has the meaning set forth in Section 6.10.

“Franchisee” means a Person who, as of the date hereof or as of the Closing Date, as the case may be, is a party to a Franchise Agreement with the Company of any of its Subsidiaries.

“Franchises” has the meaning set forth in Section 3.30(a).

“Franchise Agreements” has the meaning set forth in Section 3.30(c).

“Fully Diluted Share Number” means the aggregate number of Shares outstanding immediately prior to the Effective Time (other than Shares owned by the Company which are to be cancelled and retired in accordance with Section 2.08(a)).

“Fundamental Representations” means the representations or warranties of the Company and/or the Principals contained in Section 3.01, Section 3.02(a), Section 3.03, Section 3.04, Section 3.05, Section 3.07, Section 3.10, Section 3.12, Section 3.18, Section 3.20, Section 3.21, Section 3.22, Section 3.25, Section 3.26, Section 3.27, Section 3.28, Section 3.29, Section 3.30, and/or Section 3.31.

“GAAP” means United States generally accepted accounting principles in effect from time to time.

“Government Contracts” has the meaning set forth in Section 3.09(a)(viii).

“Governmental Authority” means any federal (but excluding federal authorities enforcing applicable federal laws, rules or regulations pertaining to cannabis), state, local or foreign government or political subdivision thereof, or any agency or instrumentality of such government or political subdivision, or any self-regulated organization or other non-governmental regulatory authority or quasi-governmental authority (to the extent that the rules, regulations or orders of such organization or authority have the force of Law), or any arbitrator, court or tribunal of competent jurisdiction.

“Governmental Order” means any order, writ, judgment, injunction, decree, stipulation, determination or award entered by or with any Governmental Authority.

“Hageseth Note” has the meaning set forth in Section 2.03(a)(xiv).

“Hazardous Materials” means: (a) any material, substance, chemical, waste, product, derivative, compound, mixture, solid, liquid, mineral or gas, in each case, whether naturally occurring or manmade, that is hazardous, acutely hazardous, toxic, or words of similar import or regulatory effect under Environmental Laws; and (b) any petroleum or petroleum-derived products, radon, radioactive materials or wastes, asbestos in any form, lead or lead-containing materials, urea formaldehyde foam insulation, and polychlorinated biphenyls.

“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

“Indebtedness” means, without duplication and with respect to the Companies, all (a) indebtedness for borrowed money (including, without limitation, any indebtedness or obligations to any of the Principals and any other directors or officers of the Company); (b) obligations for the deferred purchase price of property or services (other than Current Liabilities taken into account in the calculation of Closing Working Capital), (c) long or short-term obligations evidenced by notes, bonds, debentures or other similar instruments, or by verbal commitments, or reflected on the Financial Statements; (d) obligations under any interest rate, currency swap or other hedging agreement or arrangement; (e) capital lease obligations; (f) reimbursement obligations under any letter of credit, banker's acceptance or similar credit transactions; (g) any Liabilities of the Company other than indebtedness under the Automatic Convertible Notes for principal and accrued interest under such Automatic Convertible Notes which will be converted into Shares prior to the Closing and/or Effective Time;(h) guarantees made by the Company or any of its Subsidiaries on behalf of any third party in respect of obligations of the kind referred to in the foregoing clauses (a) through (g); and (i) any unpaid interest, prepayment penalties, premiums, costs and fees that would arise or become due as a result of the prepayment of any of the obligations referred to in the foregoing clauses (a) through (h). Indebtedness does not include amounts owed by Company to Parent pursuant that certain Revolving Line of Credit, dated as of May 15, 2020, by Company in favor of Parent (as previously or hereafter amended or modified) as modified by that certain Modification Agreement, dated as of December 13, 2020, by and between Company and Parent.

“Indemnification Escrow Fund” has the meaning set forth in Section 2.12(a).

“Indemnification Escrow Shares” means the number of shares of Parent Common Stock equal to 40% of the Purchase Consideration.

“Indemnified Party” has the meaning set forth in Section 8.05.

“Indemnifying Party” has the meaning set forth in Section 8.05.

“Independent Accountant” has the meaning set forth in Section 2.17(c)(iii).

“Insurance Policies” has the meaning set forth in Section 3.16.

“Intellectual Property” means all intellectual property and industrial property rights and assets, and all rights, interests and protections that are associated with, similar to, or required for the exercise of, any of the foregoing, however arising, pursuant to the Laws of any jurisdiction throughout the world, whether registered or unregistered, including any and all: (a) trademarks, service marks, trade names, brand names, logos, trade dress, design rights and other similar designations of source, sponsorship, association or origin, together with the goodwill connected with the use of and symbolized by, and all registrations, applications and renewals for, any of the foregoing; (b) internet domain names, whether or not trademarks, registered in any top-level domain by any authorized private registrar or Governmental Authority, web addresses, web pages, websites and related content, accounts with Twitter, Facebook and other social media companies and the content found thereon and related thereto, and URLs; (c) works of authorship, expressions, designs and design registrations, whether or not copyrightable, including copyrights, author, performer, moral and neighboring rights, and all registrations, applications for registration and renewals of such copyrights; (d) inventions, discoveries, trade secrets, business and technical information and know-how, databases, data collections and other confidential and proprietary information and all rights therein; (e) patents (including all reissues, divisionals, provisionals, continuations and continuations-in-part, re-examinations, renewals, substitutions and extensions thereof), patent applications, and other patent rights and any other Governmental Authority-issued indicia of invention ownership (including inventor's certificates, petty patents and patent utility models); and (f) software and firmware, including data files, source code, object code, application programming interfaces, architecture, files, records, schematics, computerized databases and other related specifications and documentation.

“Intellectual Property Registrations” has the meaning set forth in Section 3.12(b).

“Interim Balance Sheet” has the meaning set forth in Section 3.06.

“Interim Balance Sheet Date” has the meaning set forth in Section 3.06.

“Interim Financial Statements” has the meaning set forth in Section 3.06.

“Knowledge” means, when used with respect to the Company or any Subsidiary of the Company, the actual or constructive knowledge of any director or officer of the Company or any Subsidiary, after due inquiry.

“Law” means any statute, law, ordinance, regulation, rule, code, order, constitution, treaty, common law, judgment, decree, other requirement or rule of law of any Governmental Authority.

“Lease Settlement Agreement” has the meaning set forth in Section 3.27.

“Letter of Transmittal” has the meaning set forth in Section 2.11(c).

“Liabilities” has the meaning set forth in Section 3.07.

“Lock Up Agreements” has the meaning set forth in Section 2.03(a)(xiii).

“Losses” means losses, damages, liabilities, deficiencies, Actions, judgments, interest, awards, penalties, fines, costs or expenses of whatever kind, including reasonable attorneys' fees and the cost of enforcing any right to indemnification hereunder and the cost of pursuing any insurance providers; provided, however, that “Losses” shall not include punitive damages, except to the extent actually awarded to a Governmental Authority or other third party.

“Majority Holders” has the meaning set forth in Section 10.01(b).

“Master Development Agreements” has the meaning set forth in Section 3.30(c).

“Material Adverse Effect” means any event, occurrence, fact, condition or change that is, or could reasonably be expected to become, individually or in the aggregate, materially adverse to (a) the business, results of operations, condition (financial or otherwise) or assets of the Company and its Subsidiaries, taken as a whole, or (b) the ability of the Company and its Subsidiaries to consummate the transactions contemplated hereby on a timely basis.

“Material Contracts” has the meaning set forth in Section 3.09(a).

“Material Customers” has the meaning set forth in Section 3.15(a).

“Material Suppliers” has the meaning set forth in Section 3.15(b).

“Merger” has the meaning set forth in the recitals.

“Merger Consideration” means the Closing Merger Consideration, together with those portions of the Escrow Funds that the Stockholders become entitled to receive pursuant to the terms of this Agreement and the Escrow Agreement.

“Merger Sub” has the meaning set forth in the preamble.

“Multiemployer Plan” has the meaning set forth in Section 3.20(c).

“Non-Automatic Convertible Notes” means convertible debt instruments, including convertible notes, issued by the Company which pursuant to their terms are convertible into Shares at the option of the holder of such Non-Automatic Convertible Notes, and are not automatically accelerated and converted upon a merger transaction.

“Note Cancellation Agreement” has the meaning set forth in Section 2.09.

“Note Purchase Agreement” has the meaning set forth in Section 3.28.

“Option” means any option to purchase Company Common Stock granted under the Stock Option Plan, or any other option to purchase equity securities of the Company, and still outstanding either on the date of this Agreement or immediately prior to the Closing, as the case may be.

“Option Cancellation Agreement” has the meaning set forth in Section 2.09.

“Optionholder” means a holder of an Option.

“Parent” has the meaning set forth in the preamble.

“Parent Indemnitees” has the meaning set forth in Section 8.02.

“Parent Common Stock” the common stock, par value $0.0001 per share, of the Parent.

“Permits” means all permits, licenses, franchises, approvals, authorizations, registrations, certificates, variances and similar rights obtained, or required to be obtained, from Governmental Authorities.

“Permitted Encumbrances” has the meaning set forth in Section 3.10(a).

“Person” means an individual, corporation, partnership, joint venture, limited liability company, Governmental Authority, unincorporated organization, trust, association or other entity.

“Post-Closing Adjustment” has the meaning set forth in Section 2.17(b)(ii).

“Post-Closing Tax Period” means any taxable period beginning after the Closing Date and, with respect to any taxable period beginning before and ending after the Closing Date, the portion of such taxable period beginning after the Closing Date.

“Post-Closing Taxes” means Taxes of the Companies for any Post-Closing Tax Period.

“Pre-Closing Tax Period” means any taxable period ending on or before the Closing Date and, with respect to any taxable period beginning before and ending after the Closing Date, the portion of such taxable period ending on and including the Closing Date.

“Pre-Closing Taxes” means Taxes of the Companies for any Pre-Closing Tax Period.

“Principal Notes” has the meaning set forth in Section 2.03(a)(xiv).

“Principals” has the meaning set forth in the preamble.

“Pro Rata Share” means, with respect to any Stockholder, such Person's ownership interest in the Company as of immediately prior to the Effective Time, determined by dividing (a) the number of Shares owned of record by such Person as of immediately prior to the Effective time, by (b) the Fully Diluted Share Number.

“Purchase Consideration” means 19,080,000 shares of Parent Common Stock.

“Put Option Agreement” has the meaning set forth in Section 3.28.

“Qualified Benefit Plan” has the meaning set forth in Section 3.20(c).

“Real Property” means the real property owned, leased or subleased by the Company or any of its Subsidiaries, together with all buildings, structures and facilities located thereon.

“Receiver” has the meaning set forth in Section 7.02(j).

“Release” means any actual or threatened release, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, abandonment, disposing or allowing to escape or migrate into or through the environment (including, without limitation, ambient air (indoor or outdoor), surface water, groundwater, land surface or subsurface strata or within any building, structure, facility or fixture).

“Representative” means, with respect to any Person, any and all directors, officers, employees, consultants, financial advisors, counsel, accountants and other agents of such Person.

“Representative Losses” has the meaning set forth in Section 10.01(c).

“Requisite Company Vote” has the meaning set forth in Section 3.02(a).

“Resolution Period” has the meaning set forth in Section 2.17(c)(ii).

“Restricted Stock Unit Cancellation Agreement” has the meaning set forth in Section 2.09.

“Restricted Stock Units” means restricted stock units, issued by the Company which are convertible into Shares or other equity securities of the Company (including Restricted Stock Units issued to Francis Knuettel II which are convertible into 2,000,000 Shares).

“Review Period” has the meaning set forth in Section 2.17(c)(i).

“Securities Act” has the meaning set forth in Section 2.19.

“Shares” has the meaning set forth in Section 2.08(a).

“Solicitor” has the meaning set forth in Section 3.29.

“Statement of Merger” has the meaning set forth in Section 2.04.

“Statement of Objections” has the meaning set forth in Section 2.17(c)(ii).

“Stock Option Plan” means the OCG, Inc. 2020 Stock Incentive Plan of the Company.

“Stockholder” means a holder of Company Common Stock.

“Stockholder Indemnitees” has the meaning set forth in Section 8.03.

“Stockholder Notice” has the meaning set forth in Section 5.04(b).

“Stockholder Representative” has the meaning set forth in the preamble.

“Stockholder Representative Expense Amount” means $0.

“Stockholder Representative Expense Fund” has the meaning set forth in Section 2.12(b).

“Straddle Period” has the meaning set forth in Section 6.05.

“Subsidiary” of a Person means a corporation, partnership, limited liability company, or other business entity of which a majority of the shares of voting securities is at the time beneficially owned, directly or indirectly by such Person.

“Surviving Corporation” has the meaning set forth in Section 2.01.

“Tax” or “Taxes” means all federal, state, local, foreign and other income, gross receipts, sales, use, production, ad valorem, transfer, franchise, registration, profits, license, lease, service, service use, withholding, payroll, employment, unemployment, estimated, excise, severance, environmental, stamp, occupation, premium, property (real or personal), real property gains, windfall profits, customs, duties, capital stock, social security (or similar), disability, value added, alternative or add on minimum, escheat, unclaimed property or other taxes, fees, assessments or charges of any kind whatsoever, together with any interest, additions or penalties with respect thereto and any interest in respect of such additions or penalties, whether disputed or not.

“Tax Claim” has the meaning set forth in Section 6.06.

“Tax Return” means any return, declaration, report, claim for refund, information return or statement or other document relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

“Taxing Authority” means Governmental Authority or other authority responsible for the administration of any Tax, including, without limitation, the Internal Revenue Service.

“Third Party Claim” has the meaning set forth in Section 8.05(a).

“Tower Road Lease” means that certain Lease Agreement dated as of February 8, 2019, by and between OCG-CO-RETAIL-T-6702 TOWER, LLC, a Colorado limited liability company (as tenant) and OCG-CO-RETAIL-C-6702 TOWER, LLC, a Colorado limited liability company (as landlord).

“Transaction Expenses” means all fees and expenses incurred by the Company and any of its Affiliates at or prior to the Closing in connection with the preparation, negotiation and execution of this Agreement and the Ancillary Documents, and the performance and consummation of the Merger and the other transactions contemplated hereby and thereby, including any costs of the D&O Tail Policy referenced in Section 5.08(c).

“Undisputed Amounts” has the meaning set forth in Section 2.17(c)(iii).

“Union” has the meaning set forth in Section 3.21(b).

“Unit Franchise Agreements” has the meaning set forth in Section 3.30(c).

“VWAP” means the volume weighted average closing price of the Parent Common Stock on the OTCQB or OTCQX, as applicable, for the ten (10) trading days ending on the applicable date.

“WARN Act” means the federal Worker Adjustment and Retraining Notification Act of 1988, and similar state, local and foreign laws related to plant closings, relocations, mass layoffs and employment losses.

“Warrant Cancellation Agreement” has the meaning set forth in Section 2.09.

“Warrantholder” means any Person who has been issued Warrants that are outstanding as of the Closing Date.

“Warrants” means warrants issued by the Company to acquire Company Common Stock or other equity securities of the Company that are outstanding either on the date of this Agreement or immediately prior to the Closing, as the case may be.

“Weinberger Employment Agreement” has the meaning set forth in Section 2.03(a)(xii).

“Weinberger Note” has the meaning set forth in Section 2.03(a)(xiv).

“Written Consent” has the meaning set forth in Section 5.04(a).

“Yancy Note” has the meaning set forth in Section 2.03(a)(xiv).

“Year-End Financial Statements” has the meaning set forth in Section 3.06.

Article II
The Merger

Section 2.01      The Merger. On the terms and subject to the conditions set forth in this Agreement, and in accordance with the DGCL and CBCA, at the Effective Time, (a) Merger Sub will merge with and into the Company, and (b) the separate corporate existence of Merger Sub will cease and the Company will continue its corporate existence under the CBCA as the surviving corporation in the Merger (sometimes referred to herein as the “Surviving Corporation”).

Section 2.02      Closing. Subject to the terms and conditions of this Agreement, the closing of the Merger (the “Closing”) shall take place at 12:01 a.m., Arizona time, no later than three (3) Business Days after the last of the conditions to Closing set forth in Article VII have been satisfied or waived (other than conditions which, by their nature, are to be satisfied on the Closing Date), at the offices of Quarles & Brady LLP, One Renaissance Square, Two North Central Avenue, Phoenix, Arizona, 85004, or at such other time or on such other date or at such other place as the Company and Parent may mutually agree upon in writing (the day on which the Closing takes place being the “Closing Date”).

Section 2.03      Closing Deliverables.

(a)            At or prior to the Closing, the Company shall deliver, or cause to be delivered, to Parent (or such other Person as may be specified herein) the following:

(i)             the Escrow Agreement duly executed by Stockholder Representative;

(ii)           resignations of the directors and officers of the Company pursuant to Section 5.06;

(iii)         a certificate, dated the Closing Date and signed by a duly authorized officer of the Company, that each of the conditions set forth in Section 7.02(a) and Section 7.02(b) have been satisfied;

(iv)          a certificate of the Secretary or an Assistant Secretary (or equivalent officer) of the Company certifying that (A) attached thereto are true and complete copies of (1) all resolutions adopted by the Company Board authorizing the execution, delivery and performance of this Agreement and the Ancillary Documents and the consummation of the transactions contemplated hereby and thereby and (2) resolutions of the Stockholders representing the affirmative vote of Stockholders representing at least 75% of the outstanding Shares approving the Merger and adopting this Agreement, and (B) all such resolutions are in full force and effect and are all the resolutions adopted in connection with the transactions contemplated hereby and thereby;

(v)           a certificate of the Secretary or an Assistant Secretary (or equivalent officer) of the Company certifying the names and signatures of the officers of the Company authorized to sign this Agreement, the Ancillary Documents and the other documents to be delivered hereunder and thereunder;

(vi)          a good standing certificate (or its equivalent) from the secretary of state or similar Governmental Authority of the jurisdictions under the Laws in which the Company and each of its Subsidiaries are organized;

(vii)        at least two (2) Business Days prior to the Closing, the Closing Transaction Expenses Certificate;

(viii)      at least two (2) Business Days prior to the Closing, the Closing Indebtedness Certificate, and the Closing Deferred Compensation Amounts Certificate;

(ix)          the Estimated Closing Working Capital Statement contemplated in Section 2.17(a);

(x)           the Consideration Spreadsheet contemplated in Section 2.18;

(xi)          the FIRPTA Statement;

(xii)        a counterpart signature to the employment agreements substantially in the form of Exhibit B with each of Mike Weinberger (the “Weinberger Employment Agreement”), John Darwin (the “Darwin Employment Agreement”), Justin Livingston (the “Livingston Employment Agreement”) and Corey Carter (the “Carter Employment Agreement” and together with the Weinberger Employment Agreement, Livingston Employment Agreement and Darwin Employment Agreement, the “Employment Agreements”);

(xiii)      a counterpart signature to the lock up and leak out agreements with each of Christian Hageseth, Mike Weinberger, John Darwin, Corey Carter, each Stockholder who will own one (1) million or more shares of the Purchase Consideration as a result of the Merger, and each Person owning one (1) million or more shares of Parent Common Stock as of September 30, 2020, substantially in the form attached hereto as Exhibit C (the “Lock Up Agreements”);

(xiv)       a counterpart signature to the promissory notes substantially in the form of Exhibit D issued by OCG, Inc.to each of Mike Weinberger (the “Weinberger Note”), John Darwin (the “Darwin Note”), Christian Hageseth (the “Hageseth Note” and together with the Weinberger Note and Darwin Note, the “Principal Notes”), and [redacted];

(xv)        payment to the Escrow Agent by wire transfer of immediately available funds the Stockholder Representative Expense Amount as set forth in Section 2.12;

(xvi)       such other documents or instruments as Parent reasonably requests and are reasonably necessary to consummate the transactions contemplated by this Agreement (including, without limitation, any documents or instruments pertaining to any matter set forth in Section 7.01 or Section 7.02).

(b)           At the Closing, Parent shall retain, deliver, or cause to be delivered, to the Company (or such other Person as may be specified herein) the following:

(i)             the Escrow Agreement duly executed by Parent;

(ii)           to the Exchange Agent the number of shares of Parent Common Stock equal to the aggregate Closing Merger Consideration issuable pursuant to Section 2.08 in exchange for Shares;

(iii)         From the Purchase Consideration Parent shall retain for its own account the number of shares of Parent Common Stock calculated by dividing the amount of Transaction Expenses of the Company or any of its Subsidiaries as of the close of business on the Closing Date, by fifty percent (50%) of the VWAP ending on the Business Day immediately preceding the Closing Date, and the Stockholders shall have no rights with respect to such retained Parent Common Stock;

(iv)          From the Purchase Consideration Parent shall retain for its own account the number of shares of Parent Common Stock calculated by dividing the outstanding Indebtedness of the Company or any of its Subsidiaries as of the close of business on the Closing Date, by fifty percent (50%) of the VWAP ending on the Business Day immediately preceding the Closing Date, and the Stockholders shall have no rights with respect to such retained Parent Common Stock;

(v)           From the Purchase Consideration Parent shall retain for its own account the number of shares of Parent Common Stock calculated by dividing the aggregate Deferred Compensation Amounts as set forth on the Closing Deferred Compensation Amounts Certificate, by fifty percent (50%) of the VWAP ending on the Business Day immediately preceding the Closing Date, and the Stockholders shall have no rights with respect to such retained Parent Common Stock;

(vi)          a certificate, dated the Closing Date and signed by a duly authorized officer of Company, that each of the conditions set forth in Section 7.03(a) and Section 7.03(b) have been satisfied;

(vii)        a certificate of the Secretary or an Assistant Secretary (or equivalent officer) of Parent and Merger Sub certifying that attached thereto are true and complete copies of all resolutions adopted by the board of directors of Parent and Merger Sub authorizing the execution, delivery and performance of this Agreement and the Ancillary Documents and the consummation of the transactions contemplated hereby and thereby, and that all such resolutions are in full force and effect and are all the resolutions adopted in connection with the transactions contemplated hereby and thereby;

(viii)      a certificate of the Secretary or an Assistant Secretary (or equivalent officer) of Parent and Merger Sub certifying the names and signatures of the officers of Parent and Merger Sub authorized to sign this Agreement, the Ancillary Documents and the other documents to be delivered hereunder and thereunder; and

(ix)          a counterpart signature to the Employment Agreements;

(x)           a counterpart signature to the Lock Up Agreements;

(xi)          a counterpart signature to the Principal Notes; and

(xii)        such other documents or instruments as the Company reasonably requests and are reasonably necessary to consummate the transactions contemplated by this Agreement.

Section 2.04      Effective Time Subject to the provisions of this Agreement, at the Closing, the Company, Parent and Merger Sub shall (i) cause a certificate of merger (the “Certificate of Merger”) to be executed, acknowledged and filed with the Secretary of State of the State of Delaware in accordance with the relevant provisions of the DGCL and shall make all other filings or recordings required under the DGCL, and (ii) cause a statement of merger (the “Statement of Merger”) to be executed, acknowledged and filed with the Secretary of State of the State of Colorado in accordance with the relevant provisions of the CBCA and shall make all other filings or recordings required under the CBCA. The Merger shall become effective at such time as the Certificate of Merger and Statement of Merger have been duly filed with the Secretary of State of the State of Delaware and Colorado or at such later date or time as may be agreed by the Company and Parent in writing and specified in the Certificate of Merger and Statement of Merger in accordance with the DGCL and CBCA, as applicable (the effective time of the Merger being hereinafter referred to as the “Effective Time”).

Section 2.05      Effects of the Merger. The Merger shall have the effects set forth herein and in the applicable provisions of the DGCL and CBCA. Without limiting the generality of the foregoing, and subject thereto, from and after the Effective Time, all property, rights, privileges, immunities, powers, franchises, licenses and authority of the Company and Merger Sub shall vest in the Surviving Corporation, and all debts, liabilities, obligations, restrictions and duties of each of the Company and Merger Sub shall become the debts, liabilities, obligations, restrictions and duties of the Surviving Corporation.

Section 2.06      Certificate of Incorporation; By-laws. At the Effective Time, (a) the certificate of incorporation of Merger Sub as in effect immediately prior to the Effective Time shall be the certificate of incorporation of the Surviving Corporation until thereafter amended in accordance with the terms thereof or as provided by applicable Law, and (b) the by-laws of Merger Sub as in effect immediately prior to the Effective Time shall be the by-laws of the Surviving Corporation until thereafter amended in accordance with the terms thereof, the certificate of incorporation of the Surviving Corporation or as provided by applicable Law; provided, however, in each case, that the name of the corporation set forth therein shall be changed to the name of the Company.

Section 2.07      Directors and Officers. The directors and officers of Merger Sub, in each case, immediately prior to the Effective Time shall, from and after the Effective Time, be the directors and officers, respectively, of the Surviving Corporation until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the certificate of incorporation and by-laws of the Surviving Corporation. For a period of eighteen (18) months following the Closing, except as otherwise provided herein Weinberger shall serve as a member of the board of directors of the Parent; provided, however, that Weinberger may be immediately removed from the board of directors of Parent in the event the Company or any of the Principals are in material breach of this Agreement or any agreement contemplated by this Agreement.

Section 2.08      Effect of the Merger on Common Stock. At the Effective Time, as a result of the Merger and without any action on the part of Parent, Merger Sub, the Company or any Stockholder:

(a)            Cancellation of Certain Company Common Stock. Shares of Company Common Stock (the “Shares”) that are owned by Parent, Merger Sub or the Company (as treasury stock or otherwise) or any of their respective direct or indirect wholly owned Subsidiaries shall automatically be cancelled and retired and shall cease to exist, and no consideration shall be delivered in exchange therefor.

(b)           Conversion of Company Common Stock. Each Share issued and outstanding immediately prior to the Effective Time (other than (i) Shares to be cancelled and retired in accordance with Section 2.08(a), and (ii) Dissenting Shares) shall be converted into the right to receive the Closing Per Share Merger Consideration, without interest, together with any amounts that may become deliverable in respect of such Share in the future from the Escrow Funds as provided in this Agreement and the Escrow Agreement, at the respective times and subject to the contingencies specified herein and therein.

(c)            Conversion of Merger Sub Capital Stock. Each share of common stock, par value $0.001 per share, of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into and become one newly issued, fully paid and non-assessable share of common stock of the Surviving Corporation.

Section 2.09      Treatment of Options; Employee Stock Purchase Plan and Corporate Actions.

(a)            Prior to the Closing, the Company shall obtain from each Optionholder a fully executed Option Cancellation Agreement in a form acceptable to Parent (each, an “Option Cancellation Agreement”), pursuant to which all Options held by such Optionholder are cancelled in their entirety, the Optionholder shall cease to have any rights with respect thereto, it being understood that any Options must be exercised by the Optionholder and paid for prior to Closing.

(b)           Prior to the Closing, the Company, the Company Board and the compensation committee of the Company Board, as applicable, shall adopt any resolutions and take any actions necessary to cause the Stock Option Plan to terminate at or prior to the Closing.

(c)            Prior to the Closing, the Company shall obtain from each Warrantholder a fully executed Warrant Cancellation Agreement in a form acceptable to Parent (each, a “Warrant Cancellation Agreement”), pursuant to which all Warrants held by such Warrantholder are cancelled in their entirety, the Warrantholder shall cease to have any rights with respect thereto, and only such Warrants with an exercise price of at least $3.00 per share shall be converted into warrants of the Parent under substantially similar terms as approved in writing by the Parent in its sole reasonable discretion.

(d)           Prior to the Closing, each of the Non-Automatic Convertible Notes shall be terminated and cancelled pursuant to a Note Cancellation Agreement in a form acceptable to Parent (each, a “Note Cancellation Agreement”), pursuant to which such Non-Automatic Convertible Notes are cancelled in their entirety, the holder thereof shall cease to have any rights with respect thereto, and such Non-Automatic Convertible Notes shall be converted into the number of Shares set forth in the applicable Note Cancellation Agreement and accurately reflected in the Consideration Spreadsheet for such holder.

(e)            Prior to the Closing, the Company shall obtain from each holder of any Restricted Stock Units a Restricted Stock Unit Cancellation Agreement in a form acceptable to Parent (each, a “Restricted Stock Unit Cancellation Agreement”), pursuant to which all Restricted Stock Units are cancelled in their entirety, the holder thereof shall cease to have any rights with respect thereto, and such Restricted Stock Units shall be converted into the number of Shares set forth in the applicable Restricted Stock Unit Cancellation Agreement and accurately reflected in the Consideration Spreadsheet for such holder.

Section 2.10      Dissenting Shares. Notwithstanding any provision of this Agreement to the contrary, including Section 2.08, Shares issued and outstanding immediately prior to the Effective Time (other than Shares cancelled in accordance with Section 2.08(a)) and held by a holder who has not voted in favor of adoption of this Agreement or consented thereto in writing and who has properly exercised appraisal rights of such Shares in accordance with Section 7-113-102 of the CBCA (such Shares being referred to collectively as the “Dissenting Shares” until such time as such holder fails to perfect or otherwise loses such holder's appraisal rights under the CBCA with respect to such Shares) shall not be converted into a right to receive a portion of the Merger Consideration, but instead shall be entitled to only such rights as are granted by Section 7-113-102 of the CBCA; provided, however, that if, after the Effective Time, such holder fails to perfect, withdraws or loses such holder's right to appraisal pursuant to Section 7-113-102 of the CBCA or if a court of competent jurisdiction shall determine that such holder is not entitled to the relief provided by Section 7-113-102 of the CBCA, such Shares shall be treated as if they had been converted as of the Effective Time into the right to receive the portion of the Merger Consideration, if any, to which such holder is entitled pursuant to Section 2.08(b), without interest thereon. The Company shall provide Parent prompt written notice of any demands received by the Company for appraisal of Shares, any withdrawal of any such demand and any other demand, notice or instrument delivered to the Company prior to the Effective Time pursuant to the CBCA that relates to such demand, and Parent shall have the opportunity and right to direct all negotiations and proceedings with respect to such demands. Except with the prior written consent of Parent, the Company shall not make any payment with respect to, or settle or offer to settle, any such demands.

Section 2.11      Surrender and Payment.

(a)            At the Effective Time, all Shares outstanding immediately prior to the Effective Time shall automatically be cancelled and retired and shall cease to exist, and, subject to Section 2.10, each holder of a certificate formerly representing any Shares (each, a “Certificate”) shall cease to have any rights as a stockholder of the Company.

(b)           Prior to the Effective Time, Parent shall appoint an exchange agent reasonably acceptable to the Company (the “Exchange Agent”) to act as the exchange agent in the Merger.

(c)            As promptly as practicable following the date hereof and in any event not later than twenty (20) Business Days thereafter, the Exchange Agent shall mail to each holder of Company Common Stock a letter of transmittal in a form acceptable to Parent (a “Letter of Transmittal”) and instructions for use in effecting the surrender of Certificates in exchange for the applicable portion of Merger Consideration pursuant to Section 2.08(b). The Exchange Agent shall, no later than the later of (i) the Closing Date or (ii) five (5) Business Days after receipt of a Certificate, together with a Letter of Transmittal (and including, an Option Cancellation Agreement, Warrant Cancellation Agreement, Note Cancellation Agreement and/or Restricted Stock Unit Cancellation Agreement, as applicable) duly completed and validly executed in accordance with the instructions thereto, and any other customary documents that the Exchange Agent may reasonably require in connection therewith, deliver to the holder of such Certificate the number of shares of Parent Common Stock as provided in Section 2.08(b) with respect to such Certificate so surrendered and the Certificate shall forthwith be cancelled. Unless otherwise provided herein, no interest shall be paid or shall accrue on any consideration deliverable upon surrender of any Certificate. Until so surrendered, each outstanding Certificate that prior to the Effective Time represented shares of Company Common Stock (other than Dissenting Shares) shall be deemed from and after the Effective Time, for all purposes, to evidence the right to receive the portion of the Merger Consideration as provided in Section 2.08(b). If after the Effective Time, any Certificate is presented to the Exchange Agent, it shall be cancelled and exchanged as provided in this Section 2.11.

(d)           Each Stockholder shall also be entitled to any consideration that may be deliverable in the future in respect of the Shares formerly represented by such Certificate from the Escrow Funds as provided in this Agreement and the Escrow Agreement, at the respective time and subject to the contingencies specified herein and therein. Unless otherwise provided herein, no interest shall be paid or accrued for the benefit of Stockholders on the Merger Consideration.

(e)            If any portion of the Merger Consideration is to be delivered to a Person other than the Person in whose name the surrendered Certificate is registered, it shall be a condition to such delivery that (i) such Certificate shall be properly endorsed or shall otherwise be in proper form for transfer, and (ii) the Person requesting such delivery shall pay to the Exchange Agent any transfer or other Tax required as a result of such delivery to a Person other than the registered holder of such Certificate or establish to the reasonable satisfaction of the Exchange Agent that such Tax has been paid or is not payable.

(f)            Any portion of the Merger Consideration that remains unclaimed by the Stockholders twelve (12) months after the Effective Time shall be returned to Parent, upon demand, and any such Stockholder who has not exchanged Certificates for the Merger Consideration in accordance with this Section 2.11 prior to that time shall thereafter look only to Parent for delivery of the Merger Consideration; provided, that any such portion of the Merger Consideration deliverable from the Escrow Funds shall be held and distributed to the Persons entitled thereof in accordance with the terms of this Agreement and the Escrow Agreement, at the respective times and subject to the contingencies specified herein and therein. Notwithstanding the foregoing, Parent shall not be liable to any holder of Certificates for any amounts paid to a public official pursuant to applicable abandoned property, escheat or similar Laws. Any shares of Parent Common Stock remaining unclaimed by Stockholders two (2) years after the Effective Time (or such earlier date, immediately prior to such time when the amounts would otherwise escheat to or become property of any Governmental Entity) shall become, to the extent permitted by applicable Law, the property of Parent free and clear of any claims or interest of any Person previously entitled thereto.

(g)           Any portion of the Merger Consideration made available to the Exchange Agent in respect of any Dissenting Shares shall be returned to Parent, upon demand.

Section 2.12      Escrow Funds

(a)            In accordance with the Escrow Agreement, Parent shall deposit or cause to be deposited with the Escrow Agent the Indemnification Escrow Shares (such shares less any disbursements therefrom in accordance with the Escrow Agreement, the “Indemnification Escrow Fund”), to be held for the purpose of securing the indemnification obligations of the Stockholders set forth in this Agreement and the obligations pursuant to Section 2.17(d), Section 2.17(f), and Section 6.03, and for other purposes provided for in this Agreement; provided, however, that the Indemnification Escrow Fund shall not limit the indemnification obligations of the Principals set forth in this Agreement and the obligations pursuant to Section 2.17(d) and Section 6.03.

(b)           In accordance with the Escrow Agreement, Company shall deposit or cause to be deposited with the Escrow Agent the Stockholder Representative Expense Amount (such amount, including any interest or other amounts earned thereon and less any disbursements therefrom in accordance with the Escrow Agreement, the “Stockholder Representative Expense Fund”), to be held for the purpose of funding any expenses of Stockholder Representative arising in connection with the administration of Stockholder Representative's duties in this Agreement after the Effective Time.

(c)            Notwithstanding anything in this Agreement to the contrary, there shall be no restriction on the release of any portion of the Indemnification Escrow Fund to Parent. Subject to any claims or rights of Parent to the Indemnification Escrow Fund with respect to Losses, the Post-Closing Adjustment, Direct Claims, Third Party Claims, or other provisions of this Agreement (including, without limitation, pursuant to Section 5.12 and Section 5.13), and subject to the terms of the Escrow Agreement, Indemnification Escrow Shares will be released from the Indemnification Escrow Fund as follows: (i) Seven Hundred Sixty-Three Thousand Two Hundred (763,200) Indemnification Escrow Shares will be released for delivery in accordance with the Consideration Spreadsheet six (6) months after Closing; (ii) Two Million Two Hundred Eighty-Nine Thousand Six Hundred (2,289,600) Indemnification Escrow Shares will be released for delivery in accordance with the Consideration Spreadsheet twelve (12) months after Closing, and (iii) Four Million Five Hundred Seventy-Nine Thousand Two Hundred (4,579,200) Indemnification Escrow Shares will be released for delivery in accordance with the Consideration Spreadsheet eighteen (18) months after Closing; provided however, that in each case, number of Indemnification Escrow Shares to be released from the Indemnification Escrow Fund shall be less any portion of the Indemnification Escrow Fund that is determined, in the good faith reasonable judgment of Parent, to be necessary to satisfy the portion of the unsatisfied claims or rights of Parent to the Indemnification Escrow Fund with respect to Losses, the Post-Closing Adjustment, Direct Claims, Third Party Claims, or other provisions of this Agreement, pursuant to a written notice delivered to the Stockholders’ Representative on or prior to the scheduled time of release above. Any Indemnification Escrow Shares delivered to Parent shall reduce the amount of Indemnification Escrow Shares in the Indemnification Escrow Fund and such shares shall not be available for delivery to any other Person other than Parent. At least Two Million of the Indemnification Escrow Shares to be released eighteen (18) months after Closing, subject to this Agreement, shall be shares allocated to the Principals in accordance with the Consideration Spreadsheet. Any Indemnification Escrow Shares released from the Indemnification Escrow Fund shall remain subject to the Lock Up Agreements, as applicable.

Section 2.13      No Further Ownership Rights in Company Common Stock. All Merger Consideration delivered or deliverable upon the surrender of Certificates in accordance with the terms hereof shall be deemed to have been delivered or deliverable in full satisfaction of all rights pertaining to the Shares formerly represented by such Certificate, and from and after the Effective Time, there shall be no further registration of transfers of Shares on the stock transfer books of the Surviving Corporation. If, after the Effective Time, Certificates are presented to the Surviving Corporation, they shall be cancelled and exchanged for the Merger Consideration provided for, and in accordance with the procedures set forth, in this Article II and elsewhere in this Agreement.

Section 2.14      Adjustments. Without limiting the other provisions of this Agreement, if at any time during the period between the date of this Agreement and the Effective Time, any change in the outstanding shares of capital stock of the Company shall occur, including by reason of any reclassification, recapitalization, stock split (including reverse stock split) or combination, exchange or readjustment of shares, or any stock dividend or distribution paid in stock, the Merger Consideration and any other amounts payable or deliverable pursuant to this Agreement shall be appropriately adjusted to reflect such change.

Section 2.15      Withholding Rights. Each of the Exchange Agent, Parent, Merger Sub and the Surviving Corporation shall be entitled to deduct and withhold from the consideration otherwise payable to any Person pursuant to this Agreement (including payments made under the Escrow Agreement) such amounts or shares as may be required to be deducted and withheld with respect to the making of such payment or delivery of such shares under any provision of state, local or foreign Tax Law, and to collect any necessary Tax forms, including IRS Forms W-8 or W-9, as applicable, or any similar information, from Stockholders and any other recipients of payments hereunder. To the extent that amounts or shares are so deducted and withheld by the Exchange Agent, Parent, Merger Sub or the Surviving Corporation, as the case may be, such amounts or shares shall be treated for all purposes of this Agreement as having been paid and/or delivered to the Person in respect of which the Exchange Agent, Parent, Merger Sub or the Surviving Corporation, as the case may be, made such deduction and withholding.

Section 2.16      Lost Certificates. If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by Parent, the posting by such Person of a bond, in such reasonable amount as Parent may direct, as indemnity against any claim that may be made against it with respect to such Certificate, the Exchange Agent shall issue, in exchange for such lost, stolen or destroyed Certificate, the Merger Consideration to be delivered in respect of the Shares formerly represented by such Certificate as contemplated under this Article II.

Section 2.17      Working Capital Adjustment.

(a)            Closing Adjustment.

(i)             At least seven (7) Business Days before the Closing, the Company shall prepare and deliver to Parent a statement setting forth its good faith estimate of Closing Working Capital (the “Estimated Closing Working Capital”), which statement shall contain an estimated balance sheet of the Company as of the Closing Date (without giving effect to the transactions contemplated herein), a calculation of Estimated Closing Working Capital (the “Estimated Closing Working Capital Statement”), and a certificate of Weinberger and Darwin on behalf of the Company that the Estimated Closing Working Capital Statement was prepared in accordance with GAAP, applied using the same accounting methods, practices, principles, policies and procedures, with consistent classifications, judgments and valuation and estimation methodologies that were used in the preparation of the Year-End Financial Statements for the most recent fiscal year end as if such Estimated Closing Working Capital Statement was being prepared and audited as of a fiscal year end.

(b)           Post-Closing Adjustment.

(i)             Within ninety (90) days after the Closing Date, Parent shall prepare and deliver to Stockholder Representative a statement setting forth its calculation of Closing Working Capital, which statement shall contain an audited balance sheet of the Company as of the Closing Date (without giving effect to the transactions contemplated herein), a calculation of Closing Working Capital (the “Closing Working Capital Statement”) and a certificate of the Chief Financial Officer of Parent that the Closing Working Capital Statement was prepared in accordance with GAAP applied using the same accounting methods, practices, principles, policies and procedures, with consistent classifications, judgments and valuation and estimation methodologies that were used in the preparation of the Year-End Financial Statements for the most recent fiscal year end as if such Closing Working Capital Statement was being prepared and audited as of a fiscal year end.

(ii)           The “Post-Closing Adjustment” shall be an amount equal to the Closing Working Capital minus the Estimated Closing Working Capital.

(c)            Examination and Review.

(i)             Examination. After receipt of the Closing Working Capital Statement, Stockholder Representative shall have thirty(30) days (the “Review Period”) to review the Closing Working Capital Statement. During the Review Period, Stockholder Representative and its accountants shall have full access to the books and records of the Surviving Corporation, the personnel of, and work papers prepared by, Parent and/or its accountants to the extent that they relate to the Closing Working Capital Statement and to such historical financial information (to the extent in Parent's possession) relating to the Closing Working Capital Statement as Stockholder Representative may reasonably request for the purpose of reviewing the Closing Working Capital Statement and to prepare a Statement of Objections (defined below), provided, that such access shall be in a manner that does not interfere with the normal business operations of Parent or the Surviving Corporation.

(ii)           Objection. On or prior to the last day of the Review Period, Stockholder Representative may object to the Closing Working Capital Statement by delivering to Parent a written statement setting forth its objections in reasonable detail, indicating each disputed item or amount and the basis for its disagreement therewith (the “Statement of Objections”). If Stockholder Representative fails to deliver the Statement of Objections before the expiration of the Review Period, the Closing Working Capital Statement and the Post-Closing Adjustment, as the case may be, reflected in the Closing Working Capital Statement shall be deemed to have been accepted by Stockholder Representative. If Stockholder Representative delivers the Statement of Objections before the expiration of the Review Period, Parent and Stockholder Representative shall negotiate in good faith to resolve such objections within thirty (30) days after the delivery of the Statement of Objections (the “Resolution Period”), and, if the same are so resolved within the Resolution Period, the Post-Closing Adjustment and the Closing Working Capital Statement with such changes as may have been previously agreed in writing by Parent and Stockholder Representative, shall be final and binding.

(iii)         Resolution of Disputes. If Stockholder Representative and Parent fail to reach an agreement with respect to all of the matters set forth in the Statement of Objections before expiration of the Resolution Period, then any amounts remaining in dispute (“Disputed Amounts” and any amounts not so disputed, the “Undisputed Amounts”) shall be submitted for resolution to the office of Price Kong CPAs or, if Price Kong CPAs is unable to serve, Parent and Stockholder Representative shall appoint by mutual agreement the office of an impartial nationally recognized firm of independent certified public accountants (the “Independent Accountant”) who, acting as experts and not arbitrators, shall resolve the Disputed Amounts only and make any adjustments to the Post-Closing Adjustment, as the case may be, and the Closing Working Capital Statement. The parties hereto agree that all adjustments shall be made without regard to materiality. The Independent Accountant shall only decide the specific items under dispute by the parties and their decision for each Disputed Amount must be within the range of values assigned to each such item in the Closing Working Capital Statement and the Statement of Objections, respectively.

(iv)          Fees of the Independent Accountant. The fees and expenses of the Independent Accountant shall be paid by the Stockholder Representative (on behalf of the Stockholders), on the one hand, and by Parent, on the other hand, based upon the percentage that the amount actually contested but not awarded to the Stockholder Representative or Parent, respectively, bears to the aggregate amount actually contested by the Stockholder Representative and Parent. Any such fees and expenses payable by the Stockholder Representative shall be paid from the Stockholder Representative Expense Fund to the extent available.

(v)           Determination by Independent Accountant. The Independent Accountant shall make a determination as soon as practicable within thirty (30) days (or such other time as the parties hereto shall agree in writing) after their engagement, and their resolution of the Disputed Amounts and their adjustments to the Closing Working Capital Statement and/or the Post-Closing Adjustment shall be conclusive and binding upon the parties hereto.

(d)           Payment of Post-Closing Adjustment.

(i)             If the Post-Closing Adjustment is a negative number, Stockholder Representative and Parent shall, within two (2) Business Days after the final determination of the Post-Closing Adjustment, jointly instruct the Escrow Agent to disburse to Parent from the Indemnification Escrow Fund, the Post-Closing Adjustment (in shares of Parent Common Stock as determined pursuant to Section 2.17(d)(ii)).

(ii)           The amount of any Post-Closing Adjustment shall be payable to Parent in shares of Parent Common Stock. The number of shares of Parent Common Stock to be delivered to Parent from the Indemnification Escrow Fund shall be calculated by dividing the absolute value of the Post Closing Adjustment by fifty percent (50%) of the VWAP ending on the Closing Date.

(e)            Adjustments for Tax Purposes. Any payments or deliveries made pursuant to Section 2.17 shall be treated as an adjustment to the Merger Consideration by the parties for Tax purposes, unless otherwise required by Law.

Section 2.18      Consideration Spreadsheet.

(a)            At least seven (7) Business Days before the Closing and concurrently with the delivery of the Estimated Closing Working Capital Statement, the Company shall prepare and deliver to Parent a spreadsheet (the “Consideration Spreadsheet”), certified by the Principals, which shall set forth, as of the Closing Date and immediately prior to the Effective Date, the following:

(i)             the names and addresses of all Stockholders and the number of Shares held by such Persons;

(ii)           the names and addresses of all Optionholders, together with the number of Shares subject to Options held by each Optionholder, the grant date, exercise price and vesting schedule for such Options, and which Options were exercised by the Optionholder and paid for prior to Closing, and which Options have been cancelled in their entirety;

(iii)         the names and addresses of all Warrantholders, together with the number of Shares subject to Warrants held by each Warrantholder, the grant date, exercise price and vesting schedule for such Warrants, and indicating that only Warrants with an exercise price of at least $3.00 per share shall be converted into warrants of the Parent under substantially similar terms as approved in writing by the Parent in its sole reasonable discretion, and that all other Warrants have been cancelled in their entirety;

(iv)          the names and addresses of all holders of Restricted Stock Units, together with the number of Shares subject to each of such Restricted Stock Units, the grant date, exercise price and vesting schedule for each of such Restricted Stock Units, and the number of Shares issued to each of such holders of Restricted Stock Units in connection with the applicable Restricted Stock Unit Cancellation Agreement;

(v)           the names and addresses of all holders of Non-Automatic Convertible Notes, together with the number of Shares subject to each of such Non-Automatic Convertible Notes, and the number of Shares issued to each of such holders of Non-Automatic Convertible Notes in connection with the applicable Note Cancellation Agreement;

(vi)          the names and addresses of all holders of Automatic Convertible Notes, together with the number of Shares into which each of such Automatic Convertible Notes convert into with respect to the Merger;

(vii)        detailed calculations of the Closing Merger Consideration, Fully Diluted Share Number and Closing Per Share Merger Consideration;

(viii)      each Stockholder's Pro Rata Share (as a percentage interest and the interest in terms of number of shares) of the Closing Merger Consideration; and

(ix)          each Stockholder's Pro Rata Share (as a percentage interest and the interest in terms of number of shares) of the amount to be contributed to the Indemnification Escrow Fund.

(b)           The parties agree that Parent and Merger Sub shall be entitled to rely on the Consideration Spreadsheet in delivering shares under Article II and Parent and Merger Sub shall not be responsible for the calculations or the determinations regarding such calculations in such Consideration Spreadsheet.

Section 2.19      Restricted Securities. The shares of Parent Common Stock issuable pursuant to this Agreement are "restricted securities" under applicable federal securities laws and the Securities Act of 1933, as amended (the “Securities Act”) and the rules of the U.S. Securities and Exchange Commission (the “Commission”) provide in substance that the shares of Parent Common Stock issuable pursuant to this Agreement may only be disposed of pursuant to an effective registration statement under the Securities Act or an exemption therefrom, and Parent has no obligation or intention to register any of the shares of Parent Common Stock issuable pursuant to this Agreement, or to take action so as to permit sales pursuant to the Securities Act (including Rule 144 thereunder).

Section 2.20      Reorganization; Tax Treatment. For U.S. federal income tax purposes, the Merger is intended to be a “reorganization” within the meaning of Section 368(a) of the Code, and this Agreement is intended to be a “plan of reorganization” within the meaning of the Treasury Regulations promulgated under Code Section 368(a). Unless otherwise required by applicable Law, the Parties will agree to report the Merger as a “reorganization” under the provisions of Code Section 368(a). Notwithstanding the foregoing, no party hereto makes any representation, warranty or covenant to any other party hereto or to the Stockholders that the Merger will qualify as a "reorganization" within the meaning of Section 368(a) of the Code.

Article III
Representations and warranties of the Company

Except as set forth in the correspondingly numbered Section of the Disclosure Schedules, the Company and each of the Principals represent and warrant to Parent that the statements contained in this Article III are true and correct as of the date hereof.

Section 3.01      Organization and Qualification of the Company. The Company and each of its Subsidiaries is a corporation, limited liability company, or other legal entity duly organized, validly existing and in good standing under the Laws of the state of its organization and has full corporate, limited liability company, or other organizational, as applicable, power and authority to own, operate or lease the properties and assets now owned, operated or leased by it and to carry on its business as it has been and is currently conducted. Section 3.01 of the Disclosure Schedules sets forth each jurisdiction in which the Company and each of its Subsidiaries is licensed or qualified to do business, and each of the Company and its Subsidiaries is duly licensed or qualified to do business and is in good standing in each jurisdiction in which the properties owned or leased by it or the operation of its business as currently conducted makes such licensing or qualification necessary.

Section 3.02      Authority; Board Approval.

(a)            The Company has full corporate power and authority to enter into and perform its obligations under this Agreement and the Ancillary Documents to which it is a party and, subject to, in the case of the consummation of the Merger, adoption of this Agreement by the affirmative vote or consent of Stockholders representing 75% of the outstanding Shares (“Requisite Company Vote”), to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance by the Company of this Agreement and any Ancillary Document to which it is a party and the consummation by the Company of the transactions contemplated hereby and thereby have been duly authorized by all requisite corporate action on the part of the Company and no other corporate proceedings on the part of the Company are necessary to authorize the execution, delivery and performance of this Agreement or to consummate the Merger and the other transactions contemplated hereby and thereby, subject only, in the case of consummation of the Merger, to the receipt of the Requisite Company Vote. The Requisite Company Vote is the only vote or consent of the holders of any class or series of the Company's capital stock required to approve and adopt this Agreement and the Ancillary Documents, approve the Merger and consummate the Merger and the other transactions contemplated hereby and thereby. This Agreement has been duly executed and delivered by the Company, and (assuming due authorization, execution and delivery by each other party hereto) this Agreement constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms. When each Ancillary Document to which the Company is or will be a party has been duly executed and delivered by the Company (assuming due authorization, execution and delivery by each other party thereto), such Ancillary Document will constitute a legal and binding obligation of the Company enforceable against it in accordance with its terms.

(b)           The Company Board, by resolutions duly adopted by unanimous vote at a meeting of all directors of the Company duly called and held and, as of the hereof, not subsequently rescinded or modified in any way, has, as of the date hereof (i) determined that this Agreement and the transactions contemplated hereby, including the Merger, are fair to, and in the best interests of, the Stockholders, (ii) approved and declared advisable the “plan of merger” (as such term is used in Section 7-90-203.3 of the Colorado Revised Statutes) contained in this Agreement and the transactions contemplated by this Agreement, including the Merger, in accordance with the CBCA, (iii) directed that the “plan of merger” contained in this Agreement be submitted to the Stockholders for adoption, and (iv) resolved to recommend that the Stockholders adopt the “plan of merger” set forth in this Agreement (collectively, the “Company Board Recommendation”) and directed that such matter be submitted for consideration of the Stockholders at the Company Stockholders Meeting.

Section 3.03      No Conflicts; Consents. The execution, delivery and performance by the Company of this Agreement and the Ancillary Documents to which it is a party, and the consummation of the transactions contemplated hereby and thereby, including the Merger, do not and will not: (i) conflict with or result in a violation or breach of, or default under, any provision of the certificate of incorporation, by-laws or other organizational documents of the Company or any of its Subsidiaries (“Company Charter Documents”); (ii) subject to, in the case of the Merger, obtaining the Requisite Company Vote, conflict with or result in a violation or breach of any provision of any Law or Governmental Order applicable to the Company or any of its Subsidiaries; (iii) require the consent, notice or other action by any Person under, conflict with, result in a violation or breach of, constitute a default or an event that, with or without notice or lapse of time or both, would constitute a default under, result in the acceleration of or create in any party the right to accelerate, terminate, modify or cancel any Contract to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of their respective properties and assets are subject (including any Material Contract) or any Permit affecting the properties, assets or business of the Company or any of its Subsidiaries; or (iv) result in the creation or imposition of any Encumbrance other than Permitted Encumbrances on any properties or assets of the Company or any of its Subsidiaries. No consent, approval, Permit, Governmental Order, declaration or filing with, or notice to, any Governmental Authority is required by or with respect to the Company or any of its Subsidiaries in connection with the execution, delivery and performance of this Agreement and the Ancillary Documents and the consummation of the transactions contemplated hereby and thereby, except for the filing of the Certificate of Merger with the Secretary of State of Delaware and such filings as may be required under the HSR Act.

Section 3.04      Capitalization.

(a)            The authorized capital stock of the Company consists of: 100,000,000 shares of common stock, $0.01 par value, of which 50,319,033 shares of common stock are issued and outstanding as of the close of business on the date of this Agreement; and 10,000,000 shares of preferred stock, $0.01 par value, of which no shares of preferred stock are issued and outstanding as of the close of business on the date of this Agreement.

(b)           Section 3.04(b) of the Disclosure Schedules set forth, as of the date hereof, (i) the name of each Person that is the registered owner of any Shares and the number of Shares owned by such Person, and (ii) a list of all holders of outstanding Options, Warrants, Restricted Stock Units, and Automatic Convertible Notes, including the number of Shares subject to each such Option, Warrant, Restricted Stock Unit, or Automatic Convertible Note, as applicable, the grant date, exercise price and vesting schedule for such Option, Warrant, Restricted Stock Unit, or Automatic Convertible Note, as applicable, the extent to which such Option, Warrant, Restricted Stock Unit, or Automatic Convertible Note is vested and exercisable and the date on which such Option, Warrant, Restricted Stock Unit, or Automatic Convertible Note expires or matures, as applicable. Each Option was granted in compliance with all applicable Laws and all of the terms and conditions of the Stock Option Plan pursuant to which it was issued. Each Option was granted with an exercise price per share equal to or greater than the fair market value of the underlying shares on the date of grant and has a grant date identical to the date on which the Company Board or compensation committee actually awarded the Option. Each Option qualifies for the tax and accounting treatment afforded to such Option in the Company's tax returns and the Company's financial statements, respectively, and does not trigger any liability for the Optionholder under Section 409A of the Code. The Company has heretofore provided or made available to Parent (or Parent's Representatives) true and complete copies of the standard form of option agreement and any stock option agreements that differ from such standard form.

(c)            At the time of the Closing, (i) no subscription, warrant, option, convertible or exchangeable security, or other right (contingent or otherwise) to purchase or otherwise acquire equity securities of the Company or any of its Subsidiaries is authorized or outstanding, (ii) there is no commitment by the Company or any of its Subsidiaries to issue shares, subscriptions, warrants, options, convertible or exchangeable securities, or other such rights or to distribute to holders of any of its or their equity securities any evidence of indebtedness or asset, to repurchase or redeem any securities of the Company or any of its Subsidiaries or to grant, extend, accelerate the vesting of, change the price of, or otherwise amend any warrant, option, convertible or exchangeable security or other such right, and (iii) there are no outstanding or authorized restricted shares, restricted stock units, stock appreciation rights, performance shares, profit participation rights, contingent value rights, “phantom” stock, or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any capital stock or voting securities of, or other ownership interests in, the Company or any Subsidiary of the Company, in each case that have been issued by the Company or a Subsidiary of the Company. There are no declared or accrued unpaid dividends with respect to any shares of Company Common Stock or any equity securities of any of the Company’s Subsidiaries.

(d)           All issued and outstanding shares of Company Common Stock are, and all shares which may be issued pursuant to the exercise of Options, Warrants, Restricted Stock Units, and Automatic Convertible Notes, when issued in accordance with the applicable security, will be (i) duly authorized, validly issued, fully paid and non-assessable; (ii) not subject to any preemptive rights created by statute, the Company Charter Documents or any agreement to which the Company is a party; and (iii) free of any Encumbrances created by the Company in respect thereof. All issued and outstanding shares of Company Common Stock, and all Options, Warrants, Restricted Stock Units, and Automatic Convertible Notes, were issued in compliance with applicable Law.

(e)            No outstanding Company Common Stock is subject to vesting or forfeiture rights or repurchase by the Company. There are no outstanding or authorized stock appreciation, dividend equivalent, phantom stock, profit participation or other similar rights with respect to the Company or any of its Subsidiaries or any of their respective securities.

(f)            All distributions, dividends, repurchases and redemptions of the capital stock (or other equity interests) of the Company were undertaken in compliance with the Company Charter Documents then in effect, any agreement to which the Company then was a party and in compliance with applicable Law.

(g)           No outstanding Company Common Stock is subject to any Encumbrances (including, without limitation, any tax lien or other lien for taxes) arising out of, or related to, any of the Principals or any of their respective Affiliates, or any action or inaction of any of the Principals or any of their respective Affiliates.

(h)           Consideration Spreadsheet. The Consideration Spreadsheet: (i) has been prepared consistent with the terms of the certificate of incorporation (including certificate of designations), statutory documents, bylaws, articles of association or like organizational documents, each as amended, of the Company and its Subsidiaries, and other agreements of the Company and its Subsidiaries; (ii) accurately reflects the cancellation of all Options, Warrants, Non-Automatic Convertible Notes, and Restricted Stock Units, and the conversion of all of the Automatic Convertible Notes; (iii) accurately reflects the complete Share ownership of the Company immediately prior to the Effective Time; and (iv) and is true, complete, and correct in all respects.

Section 3.05      Subsidiaries. Section 3.05 of the Disclosure Schedules lists each of the Subsidiaries of the Company as of the date hereof and its place of organization or incorporation and sets forth, for each Subsidiary that is not, directly or indirectly, wholly-owned by the Company: (i) the number and type of any capital stock of, or other equity (including equity shares in charter capitals with indication of the nominal value and percentage of the charter capital) or voting interests in, such Subsidiary that is outstanding as of the date hereof; and (ii) the number and type of shares of capital stock of, or other equity (including equity shares in charter capitals with indication of the nominal value and percentage of the charter capital) or voting interests in, such Subsidiary that, as of the date hereof, are owned, directly or indirectly, by the Company. All of the outstanding shares of capital stock of, or other equity (including equity shares in charter capitals) or voting interests in, each Subsidiary of the Company that is owned directly or indirectly by the Company have been, as applicable, validly issued, were issued free of preemptive rights, are fully paid and non-assessable (to the extent such concept is applicable in the jurisdiction of such Subsidiary), and are free and clear of all Encumbrances, including any restriction on the right to vote, sell, or otherwise dispose of such capital stock or other equity or voting interests. Except for the capital stock of, or other equity or voting interests in, its Subsidiaries, the Company does not own, directly or indirectly, any capital stock of, or other equity or voting interests in, any Person. Except for the Subsidiaries set forth in Section 3.05 of the Disclosure Schedules, the Company does not own, have any interest in, or have a right to acquire (through options, warrants or otherwise) any shares of capital stock, membership interests, partnership interests, ownership interests, or any other equity interests of any kind whatsoever in any Person. Set forth in Section 3.05 of the Disclosure Schedules is an organizational chart showing the relationship between the Company and the Subsidiaries, including ownership percentages.

Section 3.06      Financial Statements. Complete copies of the Companies’ unaudited financial statements consisting of the balance sheet of the Companies as at December 31 in each of the years 2018 and 2019 and the related statements of income and retained earnings, stockholders' equity and cash flow for the years then ended (the “Year-End Financial Statements”), and unaudited financial statements consisting of the balance sheet of the Companies as at September 30, 2020 and the related statements of income and retained earnings, stockholders' equity and cash flow for the nine - month period then ended (the “Interim Financial Statements” and together with the Year-End Financial Statements, the “Financial Statements”) have been delivered to Parent. The Financial Statements have been prepared in accordance with GAAP applied on a consistent basis throughout the period involved, subject to normal and recurring year-end adjustments (the effect of which will not be materially adverse) and the absence of notes. The Financial Statements are based on the books and records of the Companies, and fairly present the financial condition of the Companies as of the respective dates they were prepared and the results of the operations of the Companies for the periods indicated. The balance sheet of the Companies as of December 31, 2019 is referred to herein as the “Balance Sheet” and the date thereof as the “Balance Sheet Date” and the balance sheet of the Companies as of September 30, 2020 is referred to herein as the “Interim Balance Sheet” and the date thereof as the “Interim Balance Sheet Date”. The Companies maintain a standard system of accounting established and administered in accordance with GAAP. The financial statements of the Companies have been prepared by and auditor registered with the Public Company Accounting Oversight Board.

Section 3.07      Undisclosed Liabilities. The Companies have no liabilities, obligations or commitments of any nature whatsoever, asserted or unasserted, known or unknown, absolute or contingent, accrued or unaccrued, matured or unmatured or otherwise (“Liabilities”), except (a) those which are adequately reflected or reserved against in the Balance Sheet as of the Balance Sheet Date, (b) those which have been incurred in the ordinary course of business consistent with past practice since the Balance Sheet Date and which are not, individually or in the aggregate, material in amount, and (c) are listed on the Closing Indebtedness Certificate, the Closing Transaction Expense Certificate or the Closing Deferred Compensation Amounts Certificate. There is no property or obligation of the Company, including uncashed checks to vendors, customers or employees, non-refunded overpayments or credits, that is escheatable or payable to any state or municipality under any applicable escheatment or unclaimed property Laws or that may at any time become escheatable to any state or municipality under any such Laws.

Section 3.08      Absence of Certain Changes, Events and Conditions. Except as set forth in Section 3.08 of the Disclosure Schedules, since December 31, 2019, and other than in the ordinary course of business consistent with past practice, there has not been, with respect to any of the Companies, any:

(a)            event, occurrence or development that has had, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

(b)           amendment of the charter, by-laws or other organizational documents of any of the Companies;

(c)            split, combination or reclassification of any shares of its capital stock;

(d)           issuance, sale or other disposition of any of its capital stock or grant of any options, warrants or other rights to purchase or obtain (including upon conversion, exchange or exercise) any of its capital stock;

(e)            declaration or payment of any dividends or distributions on or in respect of any of its capital stock or redemption, purchase or acquisition of its capital stock;

(f)            material change in any method of accounting or accounting practice of any of the Companies, except as required by GAAP or as disclosed in the notes to the Financial Statements;

(g)           material change in the Companies’ cash management practices and its policies, practices and procedures with respect to collection of accounts receivable, establishment of reserves for uncollectible accounts, accrual of accounts receivable, inventory control, prepayment of expenses, payment of trade accounts payable, accrual of other expenses, deferral of revenue and acceptance of customer deposits;

(h)           entry into any Contract that would constitute a Material Contract;

(i)             incurrence, assumption or guarantee of any indebtedness for borrowed money except unsecured current obligations and Liabilities incurred in the ordinary course of business consistent with past practice;

(j)             transfer, assignment, sale or other disposition of any of the assets shown or reflected in the Balance Sheet or cancellation of any debts or entitlements;

(k)           transfer, assignment or grant of any license or sublicense of any material rights under or with respect to any Company Intellectual Property or Company IP Agreements;

(l)             material damage, destruction or loss (whether or not covered by insurance) to its property;

(m)          any capital investment in, or any loan to, any other Person;

(n)           acceleration, termination, material modification to or cancellation of any material Contract (including, but not limited to, any Material Contract) to which the Company or any of its Subsidiaries is a party or by which it is bound;

(o)           any material capital expenditures;

(p)           imposition of any Encumbrance upon any of the Companies properties, capital stock or assets, tangible or intangible;

(q)           (i) grant of any bonuses, whether monetary or otherwise, or increase in any wages, salary, severance, pension or other compensation or benefits in respect of its current or former employees, officers, directors, independent contractors or consultants, other than as provided for in any written agreements or required by applicable Law, (ii) change in the terms of employment for any employee or any termination of any employees for which the aggregate costs and expenses exceed $1,000, or (iii) action to accelerate the vesting or payment of any compensation or benefit for any current or former employee, officer, director, independent contractor or consultant;

(r)            hiring or promoting any person as or to (as the case may be) an officer or hiring or promoting any employee below officer except to fill a vacancy in the ordinary course of business;

(s)            adoption, modification or termination of any: (i) employment, severance, retention or other agreement with any current or former employee, officer, director, independent contractor or consultant, (ii) Benefit Plan or (iii) collective bargaining or other agreement with a Union, in each case whether written or oral;

(t)             any loan to (or forgiveness of any loan to), or entry into any other transaction with, any of its stockholders or current or former directors, officers and employees;

(u)           entry into a new line of business or abandonment or discontinuance of existing lines of business;

(v)           except for the Merger, adoption of any plan of merger, consolidation, reorganization, liquidation or dissolution or filing of a petition in bankruptcy under any provisions of federal or state bankruptcy Law or consent to the filing of any bankruptcy petition against it under any similar Law;

(w)          purchase, lease or other acquisition of the right to own, use or lease any property or assets for an amount in excess of $1,000, individually (in the case of a lease, per annum) or $5,000 in the aggregate (in the case of a lease, for the entire term of the lease, not including any option term), except for purchases of inventory or supplies in the ordinary course of business consistent with past practice;

(x)           acquisition by merger or consolidation with, or by purchase of a substantial portion of the assets or stock of, or by any other manner, any business or any Person or any division thereof;

(y)           action by the Company or any of its Subsidiaries to make, change or rescind any Tax election, amend any Tax Return or take any position on any Tax Return, take any action, omit to take any action or enter into any other transaction that would have the effect of increasing the Tax liability or reducing any Tax asset of Company or Parent in respect of any Post-Closing Tax Period; or

(z)            any Contract to do any of the foregoing, or any action or omission that would result in any of the foregoing.

Section 3.09      Material Contracts.

(a)            Section 3.09(a) of the Disclosure Schedules lists each of the following Contracts of the Company or any of its Subsidiaries (such Contracts, together with all Contracts concerning the occupancy, management or operation of any Real Property (including without limitation, brokerage contracts) listed or otherwise disclosed in Section 3.10(b) of the Disclosure Schedules and all Company IP Agreements set forth in Section 3.12(b) of the Disclosure Schedules, being “Material Contracts”):

(i)             each Contract of the Company or any of its Subsidiaries involving aggregate consideration in excess of $10,000 and which, in each case, cannot be cancelled by the Company or any of its Subsidiaries without penalty or without more than ninety (90) days' notice;

(ii)           all Contracts that require the Company or any of its Subsidiaries to purchase its total requirements of any product or service from a third party or that contain “take or pay” provisions;

(iii)         all Contracts that provide for the indemnification by the Company or any of its Subsidiaries of any Person or the assumption of any Tax, environmental or other Liability of any Person;

(iv)          all Contracts that relate to the acquisition or disposition of any business, a material amount of stock or assets of any other Person or any real property (whether by merger, sale of stock, sale of assets or otherwise);

(v)           all broker, distributor, dealer, manufacturer's representative, franchise, agency, sales promotion, market research, marketing consulting and advertising Contracts to which the Company or any of its Subsidiaries is a party;

(vi)          all employment agreements and Contracts with independent contractors or consultants (or similar arrangements) to which the Company or any of its Subsidiaries is a party and which are not cancellable without material penalty or without more than ninety (90) days' notice;

(vii)        except for Contracts relating to trade receivables, all Contracts relating to indebtedness (including, without limitation, guarantees) of the Company or any of its Subsidiaries;

(viii)      all Contracts with any Governmental Authority to which the Company or any of its Subsidiaries is a party (“Government Contracts”);

(ix)          all Contracts that limit or purport to limit the ability of the Company or any of its Subsidiaries to compete in any line of business or with any Person or in any geographic area or during any period of time;

(x)           any Contracts to which the Company or any of its Subsidiaries is a party that provide for any joint venture, partnership or similar arrangement by the Company or any of its Subsidiaries;

(xi)          all collective bargaining agreements or Contracts with any Union to which the Company or any of its Subsidiaries is a party; and

(xii)        any other Contract that is material to the Company or any of its Subsidiaries and not previously disclosed pursuant to this Section 3.09.

(b)           Each Material Contract is valid and binding on the Company or any of its Subsidiaries in accordance with its terms and is in full force and effect. None of the Company or any of its Subsidiaries, or, to the Company's Knowledge, any other party thereto is in breach of or default under (or is alleged to be in breach of or default under), or has provided or received any notice of any intention to terminate, any Material Contract. No event or circumstance has occurred that, with notice or lapse of time or both, would constitute an event of default under any Material Contract or result in a termination thereof or would cause or permit the acceleration or other changes of any right or obligation or the loss of any benefit thereunder. Complete and correct copies of each Material Contract (including all modifications, amendments and supplements thereto and waivers thereunder) have been made available to Parent.

Section 3.10      Title to Assets; Real Property.

(a)            The Companies have good and valid (and, in the case of owned Real Property, good and marketable fee simple) title to, or a valid leasehold interest in, all Real Property and personal property and other assets reflected in the Year-End Financial Statements or acquired after the Balance Sheet Date, other than properties and assets sold or otherwise disposed of in the ordinary course of business consistent with past practice since the Balance Sheet Date. All such properties and assets (including leasehold interests) are free and clear of Encumbrances except for the following (collectively referred to as “Permitted Encumbrances”):

(i)             Encumbrance for Taxes not yet due and payable;

(ii)           mechanics, carriers', workmen's, repairmen's or other like liens arising or incurred in the ordinary course of business consistent with past practice or amounts that are not delinquent and which are not, individually or in the aggregate, material to the business of the Company or any of its Subsidiaries;

(iii)         easements, rights of way, zoning ordinances and other similar encumbrances affecting Real Property which are not, individually or in the aggregate, material to the business of the Company or any of its Subsidiaries; or

(iv)          other than with respect to owned Real Property, liens arising under original purchase price conditional sales contracts and equipment leases with third parties entered into in the ordinary course of business consistent with past practice which are not, individually or in the aggregate, material to the business of the Company or any of its Subsidiaries.

(b)           Section 3.10(b) of the Disclosure Schedules lists (i) the street address of each parcel of Real Property; (ii) if such property is leased or subleased by the Company or any of its Subsidiaries, the landlord under the lease, the rental amount currently being paid, and the expiration of the term of such lease or sublease for each leased or subleased property; and (iii) the current use of such property. With respect to owned Real Property, the Company has delivered or made available to Parent true, complete and correct copies of the deeds and other instruments (as recorded) by which the Company or any of its Subsidiaries acquired such Real Property, and copies of all title insurance policies, opinions, abstracts and surveys in the possession of the Company or any of its Subsidiaries and relating to the Real Property. With respect to leased Real Property, the Company has delivered or made available to Parent true, complete and correct copies of any leases affecting the Real Property. Neither the Company nor or any of its Subsidiaries is a sublessor or grantor under any sublease or other instrument granting to any other Person any right to the possession, lease, occupancy or enjoyment of any leased Real Property. The use and operation of the Real Property in the conduct of the Company's and its Subsidiaries’ business do not violate in any material respect any Law, covenant, condition, restriction, easement, license, permit or agreement. No improvements constituting a part of the Real Property encroach on real property owned or leased by a Person other than the Company. There are no Actions pending nor threatened against or affecting the Real Property or any portion thereof or interest therein in the nature or in lieu of condemnation or eminent domain proceedings.

Section 3.11      Condition And Sufficiency of Assets. The Company does not utilize any specific buildings, plants, structures, machinery, or vehicles in conducting its current business. The equipment and other items of tangible personal property currently owned or leased by the Company or any of its Subsidiaries, together with all other properties and assets of the Company or any of its Subsidiaries, are sufficient for the continued conduct of the Company's and its Subsidiaries’ business after the Closing in substantially the same manner as conducted prior to the Closing and constitute all of the rights, property and assets necessary to conduct the business of the Company and its Subsidiaries.

Section 3.12      Intellectual Property.

(a)            Section 3.12(a) of the Disclosure Schedules lists all (i) Company IP Registrations and (ii) Company Intellectual Property, including software, trademarks, and copyrights, that are not registered but that are material to the Company's or any of its Subsidiaries’ business or operations. All required filings and fees related to the Company IP Registrations have been timely filed with and paid to the relevant Governmental Authorities and authorized registrars, and all Company IP Registrations are otherwise in good standing. The Company has provided Parent with true and complete copies of file histories, documents, certificates, office actions, correspondence and other materials related to all Company IP Registrations.

(b)           Section 3.12(b) of the Disclosure Schedules lists all Company IP Agreements. The Company has provided Parent with true and complete copies of all such Company IP Agreements, including all modifications, amendments and supplements thereto and waivers thereunder. Each Company IP Agreement is valid and binding on the Company or its Subsidiaries in accordance with its terms and is in full force and effect. Neither the Company nor any of its Subsidiaries nor any other party thereto is in breach of or default under (or is alleged to be in breach of or default under), or has provided or received any notice of breach or default of or any intention to terminate, any Company IP Agreement.

(c)            The Company or any of its Subsidiaries is the sole and exclusive legal and beneficial, and with respect to the Company IP Registrations, record, owner of all right, title and interest in and to the Company Intellectual Property, and has the valid right to use all other Intellectual Property used in or necessary for the conduct of the Company's and its Subsidiaries’ current business or operations, in each case, free and clear of Encumbrances other than Permitted Encumbrances. Without limiting the generality of the foregoing, the Company or any of its Subsidiaries has entered into binding, written agreements with every current and former employee, and with every current and former independent contractor, whereby such employees and independent contractors (i) assign to the Company any ownership interest and right they may have in the Company Intellectual Property; and (ii) acknowledge the Company's exclusive ownership of all Company Intellectual Property. The Company has provided Parent with true and complete copies of all such agreements.

(d)           The consummation of the transactions contemplated hereunder will not result in the loss or impairment of or payment of any additional amounts with respect to, nor require the consent of any other Person in respect of, the Company's or its Subsidiaries’ right to own, use or hold for use any Intellectual Property as owned, used or held for use in the conduct of the Company's or its Subsidiaries’ business or operations as currently conducted.

(e)            The Company's or any of its Subsidiaries’ rights in the Company Intellectual Property are valid, subsisting and enforceable. The Company or any of its Subsidiaries has taken all reasonable steps to maintain the Company Intellectual Property and to protect and preserve the confidentiality of all trade secrets included in the Company Intellectual Property, including requiring all Persons having access thereto to execute written non-disclosure agreements.

(f)            The conduct of the Company's and its Subsidiaries’ business as currently and formerly conducted, and the products, processes and services of the Company or any of its Subsidiaries, have not infringed, misappropriated, diluted or otherwise violated, and do not and will not infringe, dilute, misappropriate or otherwise violate the Intellectual Property or other rights of any Person. No Person has infringed, misappropriated, diluted or otherwise violated, or is currently infringing, misappropriating, diluting or otherwise violating, any Company Intellectual Property.

(g)           There are no Actions (including any oppositions, interferences or re-examinations) settled, pending or threatened (including in the form of offers to obtain a license): (i) alleging any infringement, misappropriation, dilution or violation of the Intellectual Property of any Person by the Company or any of its Subsidiaries; (ii) challenging the validity, enforceability, registrability or ownership of any Company Intellectual Property or the Company's or any of its Subsidiaries’ rights with respect to any Company Intellectual Property; or (iii) by the Company or any of its Subsidiaries or any other Person alleging any infringement, misappropriation, dilution or violation by any Person of the Company Intellectual Property. Neither the Company nor any of its Subsidiaries is subject to any outstanding or prospective Governmental Order (including any motion or petition therefor) that does or would restrict or impair the use of any Company Intellectual Property.

Section 3.13      Inventory. All inventory of the Company or any of its Subsidiaries, whether or not reflected in the Balance Sheet, consists of a quality and quantity usable and salable in the ordinary course of business consistent with past practice, except for obsolete, damaged, defective or slow-moving items that have been written off or written down to fair market value or for which adequate reserves have been established. All such inventory is owned by the Company or any of its Subsidiaries free and clear of all Encumbrances, and no inventory is held on a consignment basis.

Section 3.14      Accounts Receivable. The accounts receivable reflected on the Interim Balance Sheet and the accounts receivable arising after the date thereof (a) have arisen from bona fide transactions entered into by the Company or any of its Subsidiaries involving the sale of goods or the rendering of services in the ordinary course of business consistent with past practice; (b) constitute only valid, undisputed claims of the Company or any of its Subsidiaries not subject to claims of set-off or other defenses or counterclaims other than normal cash discounts accrued in the ordinary course of business consistent with past practice; and (c) are collectible in accordance with the Company’s past practices.

Section 3.15      Customers and Suppliers.

(a)            Section 3.15(a) of the Disclosure Schedules sets forth (i) each customer who has paid aggregate consideration to the Company or any of its Subsidiaries for goods or services rendered in an amount greater than or equal to $10,000 for each of the two (2) most recent fiscal years (collectively, the “Material Customers”); and (ii) the amount of consideration paid by each Material Customer during such periods. Neither the Company nor any of its Subsidiaries has received any notice, and none of them are aware of any event or circumstance having occurred that would give them reason to believe, that any of its Material Customers has ceased, or intends to cease after the Closing, to use its goods or services or to otherwise terminate or materially reduce its relationship with the Company or any of its Subsidiaries.

(b)           Section 3.15(b) of the Disclosure Schedules sets forth (i) each supplier to whom the Company or any of its Subsidiaries has paid consideration for goods or services rendered in an amount greater than or equal to $10,000 for each of the two (2) most recent fiscal years (collectively, the “Material Suppliers”); and (ii) the amount of purchases from each Material Supplier during such periods. Neither the Company nor any of its Subsidiaries has received any notice, and none of them are aware of any event or circumstance having occurred that would give them reason to believe, that any of its Material Suppliers has ceased, or intends to cease, to supply goods or services to the Company or any of its Subsidiaries or to otherwise terminate or materially reduce its relationship with the Company or any of its Subsidiaries.

Section 3.16      Insurance. Section 3.16 of the Disclosure Schedules sets forth a true and complete list of all current policies or binders of fire, liability, product liability, umbrella liability, real and personal property, workers' compensation, vehicular, directors and officers' liability, fiduciary liability and other casualty and property insurance maintained by Company or any of its Subsidiaries and relating to the assets, business, operations, employees, officers and directors of the Company or any of its Subsidiaries (collectively, the “Insurance Policies”) and true and complete copies of such Insurance Policies have been made available to Parent. Such Insurance Policies are in full force and effect and shall remain in full force and effect following the consummation of the transactions contemplated by this Agreement. Neither the Company nor any of its Subsidiaries has received any written notice of cancellation of, premium increase with respect to, or alteration of coverage under, any of such Insurance Policies. All premiums due on such Insurance Policies have either been paid or, if due and payable prior to Closing, will be paid prior to Closing in accordance with the payment terms of each Insurance Policy. The Insurance Policies do not provide for any retrospective premium adjustment or other experience-based liability on the part of the Company or any of its Subsidiaries. All such Insurance Policies (a) are valid and binding in accordance with their terms; (b) are provided by carriers who are financially solvent; and (c) have not been subject to any lapse in coverage. There are no claims related to the business of the Company or any of its Subsidiaries pending under any such Insurance Policies as to which coverage has been questioned, denied or disputed or in respect of which there is an outstanding reservation of rights. Neither the Company nor any of its Subsidiaries is in default under, and neither the Company nor any of its Subsidiaries has otherwise failed to comply with, in any material respect, any provision contained in any such Insurance Policy. The Insurance Policies are of the type and in the amounts customarily carried by Persons conducting a business similar to the Company or any of its Subsidiaries and are sufficient for compliance with all applicable Laws and Contracts to which the Company or any of its Subsidiaries is a party or by which it is bound.

Section 3.17      Legal Proceedings; Governmental Orders.

(a)            Except as set forth in Section 3.17(a) of the Disclosure Schedules, there are no Actions pending or, to the Company's Knowledge, threatened (a) against or by the Company affecting any of its properties or assets; or (b) against or by the Company that challenges or seeks to prevent, enjoin or otherwise delay the transactions contemplated by this Agreement. No event has occurred or circumstances exist that may give rise to, or serve as a basis for, any such Action.

(b)           There are no outstanding Governmental Orders and no unsatisfied judgments, penalties or awards against or affecting the Company or any of its properties or assets.

Section 3.18      Compliance With Laws; Permits.

(a)            The Company and its Subsidiaries have complied, and are now complying, with all Laws applicable to its or their business, properties or assets.

(b)           All Permits required for the Company or any of its Subsidiaries to conduct its business have been obtained by it and are valid and in full force and effect. All fees and charges with respect to such Permits as of the date hereof have been paid in full. Section 3.18(b) of the Disclosure Schedules lists all current Permits issued to the Company or any of its Subsidiaries, including the names of the Permits and their respective dates of issuance and expiration. No event has occurred that, with or without notice or lapse of time or both, would reasonably be expected to result in the revocation, suspension, lapse or limitation of any Permit set forth in Section 3.18(b) of the Disclosure Schedules.

Section 3.19      Environmental Matters.

(a)            The Company and its Subsidiaries are currently and have been in compliance with all Environmental Laws and have not received from any Person any: (i) Environmental Notice or Environmental Claim; or (ii) written request for information pursuant to Environmental Law, which, in each case, either remains pending or unresolved, or is the source of ongoing obligations or requirements as of the Closing Date.

(b)           The Company and its Subsidiaries have obtained and are in material compliance with all Environmental Permits (each of which is disclosed in Section 3.19(b) of the Disclosure Schedules) necessary for the ownership, lease, operation or use of the business or assets of the Company or any of its Subsidiaries and all such Environmental Permits are in full force and effect and shall be maintained in full force and effect by the Company or any of its Subsidiaries through the Closing Date in accordance with Environmental Law, and neither the Company nor any of its Subsidiaries is aware of any condition, event or circumstance that might prevent or impede, after the Closing Date, the ownership, lease, operation or use of the business or assets of the Company or any of its Subsidiaries as currently carried out.

(c)            No real property currently or formerly owned, operated or leased by the Company or any of its Subsidiaries is listed on, or has been proposed for listing on, the National Priorities List (or CERCLIS) under CERCLA, or any similar state list.

(d)           There has been no Release of Hazardous Materials in contravention of Environmental Law with respect to the business or assets of the Company or any of its Subsidiaries or any real property currently or formerly owned, operated or leased by the Company or any of its Subsidiaries, and neither the Company nor any of its Subsidiaries has received an Environmental Notice that any real property currently or formerly owned, operated or leased in connection with the business of the Company or any of its Subsidiaries (including soils, groundwater, surface water, buildings and other structure located on any such real property) has been contaminated with any Hazardous Material which could reasonably be expected to result in an Environmental Claim against, or a violation of Environmental Law or term of any Environmental Permit by, the Company or any of its Subsidiaries.

(e)            Section 3.19(e) of the Disclosure Schedules contains a complete and accurate list of all active or abandoned aboveground or underground storage tanks owned or operated by the Company or any of its Subsidiaries.

(f)            Section 3.19(f) of the Disclosure Schedules contains a complete and accurate list of all off-site Hazardous Materials treatment, storage, or disposal facilities or locations used by the Company or any of its Subsidiaries and any predecessors as to which the Company or any of its Subsidiaries may retain liability, and none of these facilities or locations has been placed or proposed for placement on the National Priorities List (or CERCLIS) under CERCLA, or any similar state list, and neither the Company nor any of its Subsidiaries has received any Environmental Notice regarding potential liabilities with respect to such off-site Hazardous Materials treatment, storage, or disposal facilities or locations used by the Company or any of its Subsidiaries.

(g)           Neither the Company nor any of its Subsidiaries has retained or assumed, by contract or operation of Law, any liabilities or obligations of third parties under Environmental Law.

(h)           The Company has provided or otherwise made available to Parent and listed in Section 3.19(h) of the Disclosure Schedules: (i) any and all environmental reports, studies, audits, records, sampling data, site assessments, risk assessments, economic models and other similar documents with respect to the business or assets of the Company or any of its Subsidiaries or any currently or formerly owned, operated or leased real property which are in the possession or control of the Company or any of its Subsidiaries related to compliance with Environmental Laws, Environmental Claims or an Environmental Notice or the Release of Hazardous Materials; and (ii) any and all material documents concerning planned or anticipated capital expenditures required to reduce, offset, limit or otherwise control pollution and/or emissions, manage waste or otherwise ensure compliance with current or future Environmental Laws (including, without limitation, costs of remediation, pollution control equipment and operational changes).

(i)             Neither the Company nor any of its Subsidiaries is aware of or reasonably anticipates, as of the Closing Date, any condition, event or circumstance concerning the Release or regulation of Hazardous Materials that might, after the Closing Date, prevent, impede or materially increase the costs associated with the ownership, lease, operation, performance or use of the business or assets of the Company or any of its Subsidiaries as currently carried out.

(j)             The Company or its Subsidiaries own and control all Environmental Attributes (a complete and accurate list of which is set forth in Section 3.19(j) of the Disclosure Schedules) and has not entered into any contract or pledge to transfer, lease, license, guarantee, sell, mortgage, pledge or otherwise dispose of or encumber any Environmental Attributes as of the date hereof. Neither the Company nor any of its Subsidiaries is aware of any condition, event or circumstance that might prevent, impede or materially increase the costs associated with the transfer (if required) to Parent of any Environmental Attributes after the Closing Date.

Section 3.20      Employee Benefit Matters.

(a)            Section 3.20(a) of the Disclosure Schedules contains a true and complete list of each pension, benefit, retirement, compensation, employment, consulting, profit-sharing, deferred compensation, incentive, bonus, performance award, phantom equity, stock or stock-based, change in control, retention, employment, consulting, severance, vacation, paid time off, welfare, fringe-benefit and other similar agreement, plan, policy, program or arrangement (and any amendments thereto), in each case whether or not reduced to writing and whether funded or unfunded, including each “employee benefit plan” within the meaning of Section 3(3) of ERISA, whether or not tax-qualified and whether or not subject to ERISA, which is or has been maintained, sponsored, contributed to, or required to be contributed to by the Company for the benefit of any current or former employee, officer, director, retiree, independent contractor or consultant of the Company or any spouse or dependent of such individual, or under which the Company or any of its ERISA Affiliates has or may have any Liability, or with respect to which Parent or any of its Affiliates would reasonably be expected to have any Liability, contingent or otherwise (as listed on Section 3.20(a) of the Disclosure Schedules, each, a “Benefit Plan”). The Company has separately identified in Section 3.20(a) of the Disclosure Schedules each Benefit Plan that contains a change in control provision.

(b)           With respect to each Benefit Plan, the Company has made available to Parent accurate, current and complete copies of each of the following: (i) where the Benefit Plan has been reduced to writing, the plan document together with all amendments; (ii) where the Benefit Plan has not been reduced to writing, a written summary of all material plan terms; (iii) where applicable, copies of any trust agreements or other funding arrangements, custodial agreements, insurance policies and contracts, administration agreements and similar agreements, and investment management or investment advisory agreements, now in effect or required in the future as a result of the transactions contemplated by this Agreement or otherwise; (iv) copies of any summary plan descriptions, summaries of material modifications, employee handbooks and any other written communications (or a description of any oral communications) relating to any Benefit Plan; (v) in the case of any Benefit Plan that is intended to be qualified under Section 401(a) of the Code, a copy of the most recent determination, opinion or advisory letter from the Internal Revenue Service; (vi) in the case of any Benefit Plan for which a Form 5500 is required to be filed, a copy of the two most recently filed Form 5500, with schedules and financial statements attached; (vii) actuarial valuations and reports related to any Benefit Plans with respect to the two most recently completed plan years; (viii) the most recent nondiscrimination tests performed under the Code; and (ix) copies of material notices, letters or other correspondence from the Internal Revenue Service, Department of Labor, Pension Benefit Guaranty Corporation or other Governmental Authority relating to the Benefit Plan.

(c)            Each Benefit Plan and any related trust has been established, administered and maintained in accordance with its terms and in compliance with all applicable Laws (including, without limitation, ERISA, the Code and any applicable local Laws). Each Benefit Plan that is intended to be qualified within the meaning of Section 401(a) of the Code (a “Qualified Benefit Plan”) is so qualified and has received a favorable and current determination letter from the Internal Revenue Service, or with respect to a prototype plan, can rely on an opinion letter from the Internal Revenue Service to the prototype plan sponsor, to the effect that such Qualified Benefit Plan is so qualified and that the plan and the trust related thereto are exempt from federal income taxes under Sections 401(a) and 501(a), respectively, of the Code, and nothing has occurred that could reasonably be expected to adversely affect the qualified status of any Qualified Benefit Plan. Nothing has occurred with respect to any Benefit Plan that has subjected or could reasonably be expected to subject the Company or any of its ERISA Affiliates or, with respect to any period on or after the Closing Date, Parent or any of its Affiliates, to a tax or penalty under ERISA or the Code. All benefits, contributions and premiums relating to each Benefit Plan have been timely paid in accordance with the terms of such Benefit Plan and all applicable Laws and accounting principles, and all benefits accrued under any unfunded Benefit Plan have been paid, accrued or otherwise adequately reserved to the extent required by, and in accordance with, GAAP.

(d)           No Benefit Plan is (i) a “defined benefit plan” as defined in Section 3(35) of ERISA or any other plan subject to the funding requirements of Section 412 of the Code or Section 302 of Title IV of ERISA that could reasonably be expected to result in any liability with respect to Parent or its Affiliates, (ii) a “multiemployer plan” as defined in Section 3(37) or 4001(a)(3) of ERISA, (iii) a “multiple employer welfare arrangement,” as defined in Section 3(40) of ERISA, (iv) a “multiple employer plan,” as defined in Section 413(c) of the Code or (v) an employee benefit plan, program or arrangement that provides for post-employment medical, life insurance or other welfare-type benefits (other than health continuation coverage required by COBRA).

(e)            Neither the Company nor any of its ERISA Affiliates has (i) incurred or reasonably expects to incur, either directly or indirectly, any material Liability under Title I or Title IV of ERISA or related provisions of the Code or applicable local Law relating to employee benefit plans; (ii) engaged in any transaction which would give rise to liability under Section 4069 or Section 4212(c) of ERISA or (iii) incurred any withdrawal liability with respect to any multiemployer plan or any material Liability in connection with the termination or reorganization of any multiemployer plan.

(f)            Each Benefit Plan can be amended, terminated or otherwise discontinued after the Closing in accordance with its terms, without material liabilities to Parent, the Company or any of their Affiliates other than ordinary administrative expenses typically incurred in a termination event. The Company has no commitment or obligation and has not made any representations to any employee, officer, director, independent contractor or consultant, whether or not legally binding, to adopt, amend, modify or terminate any Benefit Plan or any collective bargaining agreement, in connection with the consummation of the transactions contemplated by this Agreement or otherwise.

(g)           There is no pending or threatened Action relating to a Benefit Plan (other than routine claims for benefits), and no Benefit Plan has within the three (3) years prior to the date hereof been the subject of an examination or audit by a Governmental Authority or the subject of an application or filing under or is a participant in, an amnesty, voluntary compliance, self-correction or similar program sponsored by any Governmental Authority.

(h)           Each Benefit Plan that is subject to Section 409A of the Code has been operated and administered in compliance with its terms and the operational and documentary requirements of Section 409A of the Code and all applicable regulatory guidance (including notices, rulings and proposed and final regulations) thereunder. The Company does not have any obligation to gross up, indemnify or otherwise reimburse any individual for any excise taxes, interest or penalties incurred pursuant to Section 409A of the Code.

(i)             Each individual who is classified by the Company as an independent contractor has been properly classified for purposes of participation and benefit accrual under each Benefit Plan.

(j)             The Company has not incurred (whether or not assessed), nor is the Company reasonably expected to incur or to be subject to, any Tax or other penalty with respect to the reporting requirements under Sections 6055 and 6056 of the Code, as applicable, or under Section 4980B, 4980D or 4980H of the Code.

(k)           The Company is not a party to any agreement, contract or arrangement or plan that has resulted or could result and neither the execution of this Agreement nor any of the transactions contemplated by this Agreement will (either alone or upon the occurrence of any additional or subsequent events): (i) entitle any current or former director, officer, employee, independent contractor or consultant of the Company to severance pay or any other payment; (ii) accelerate the time of payment, funding or vesting, or increase the amount of compensation due to any such individual; (iii) limit or restrict the right of the Company to merge, amend or terminate any Benefit Plan; (iv) increase the amount payable under or result in any other material obligation pursuant to any Benefit Plan; (v) result in “excess parachute payments” within the meaning of Section 280G(b) of the Code (or any corresponding provision of state, local or foreign law); (vi) require a “gross-up” or other payment to any “disqualified individual” within the meaning of Section 280G(c) of the Code; or (vii) any amount that will not be fully deductible as a result of Code Section 162(m) (or any corresponding provision of state, local or foreign law). The Company has made available to Parent true and complete copies of any Section 280G calculations prepared (whether or not final) with respect to any disqualified individual in connection with the transactions.

Section 3.21      Employment Matters.

(a)            The Principals have provided to Parent a certificate of Company accurate in all respects as of the date hereof and as of the Closing containing a list of all persons who are employees, independent contractors or consultants of the Company or any of its Subsidiaries as of the date hereof, including any employee who is on a leave of absence of any nature, paid or unpaid, authorized or unauthorized, and sets forth for each such individual the following: (i) name; (ii) title or position (including whether full or part time); (iii) hire date; (iv) current annual base compensation rate; (v) commission, bonus or other incentive-based compensation; and (vi) a description of the fringe benefits provided to each such individual as of the date hereof. As of the date hereof, all compensation, including wages, commissions and bonuses, payable to all employees, independent contractors or consultants of the Company or any of its Subsidiaries for services performed on or prior to the date hereof have been paid in full (or accrued in full on the audited balance sheet contained in the Closing Working Capital Statement) and there are no outstanding agreements, understandings or commitments of the Company or any of its Subsidiaries with respect to any compensation, commissions or bonuses.

(b)           Except as set forth in Section 3.21(b) of the Disclosure Schedules, the Company or any of its Subsidiaries is not, and has not been for the past five (5) years, a party to, bound by, or negotiating any collective bargaining agreement or other Contract with a union, works council or labor organization (collectively, “Union”), and there is not, and has not been for the past five (5) years, any Union representing or purporting to represent any employee of the Company or any of its Subsidiaries, and no Union or group of employees is seeking or has sought to organize employees for the purpose of collective bargaining. Except as set forth in Section 3.21(b) of the Disclosure Schedules, there has never been, nor has there been any threat of, any strike, slowdown, work stoppage, lockout, concerted refusal to work overtime or other similar labor disruption or dispute affecting the Company or any of its Subsidiaries or any of its employees. The Company and its Subsidiaries have no duty to bargain with any Union.

(c)            The Company and its Subsidiaries are and have been in compliance with the terms of the collective bargaining agreements and other Contracts listed on Section 3.21(b) of the Disclosure Schedules and all applicable Laws pertaining to employment and employment practices, including all Laws relating to labor relations, equal employment opportunities, fair employment practices, employment discrimination, harassment, retaliation, reasonable accommodation, disability rights or benefits, immigration, wages, hours, overtime compensation, child labor, hiring, promotion and termination of employees, working conditions, meal and break periods, privacy, health and safety, workers' compensation, leaves of absence and unemployment insurance. All individuals characterized and treated by the Company or any of its Subsidiaries as independent contractors or consultants are properly treated as independent contractors under all applicable Laws. All employees of the Company or any of its Subsidiaries classified as exempt under the Fair Labor Standards Act and state and local wage and hour laws are properly classified. Except as set forth in Section 3.21(c) of the Disclosure Schedules, there are no Actions against the Company or any of its Subsidiaries pending or threatened to be brought or filed, by or with any Governmental Authority or arbitrator in connection with the employment of any current or former applicant, employee, consultant, volunteer, intern or independent contractor of the Company or any of its Subsidiaries, including, without limitation, any claim relating to unfair labor practices, employment discrimination, harassment, retaliation, equal pay, wage and hours or any other employment-related matter arising under applicable Laws.

(d)           The Company and its Subsidiaries have complied with the WARN Act, and have no plans to undertake any action in the future that would trigger the WARN Act.

(e)            With respect to each Government Contract, the Company and its Subsidiaries are and have been in compliance with Executive Order No. 11246 of 1965 (“E.O. 11246”), Section 503 of the Rehabilitation Act of 1973 (“Section 503”) and the Vietnam Era Veterans' Readjustment Assistance Act of 1974 (“VEVRAA”), including all implementing regulations. The Company and its Subsidiaries maintain and comply with affirmative action plans in compliance with E.O. 11246, Section 503 and VEVRAA, including all implementing regulations. Neither the Company nor any of its Subsidiaries is, and none of them have been for the past five (5) years, the subject of any audit, investigation or enforcement action by any Governmental Authority in connection with any Government Contract or related compliance with E.O. 11246, Section 503 and VEVRAA. Neither the Company nor any of its Subsidiaries has been debarred, suspended or otherwise made ineligible from doing business with the United States government or any government contractor.

Section 3.22      Taxes. Except as set forth in Section 3.22 of the Disclosure Schedules:

(a)            All Tax Returns required to be filed on or before the Closing Date by the Company or any of its Subsidiaries have been, or will be, timely filed. Such Tax Returns are, or will be, true, complete and correct in all respects. All Taxes due and owing by the Company or any of its Subsidiaries (whether or not shown on any Tax Return) have been, or will be, timely paid. The Company has disclosed on its federal income Tax Return all positions taken therein that could give rise to a substantial understatement of federal income Tax within the meaning of Code Section 6662.

(b)           The Company and its Subsidiaries have withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, customer, shareholder or other party, and all Forms W-2 and 1099 (and any corresponding forms associated with applicable state, local or foreign Law) required with respect thereto have been properly completed and timely filed.

(c)            No claim has been made by any Taxing Authority in any jurisdiction where the Company does not file Tax Returns that it is, or may be, subject to Tax by that jurisdiction.

(d)           No extensions or waivers of statutes of limitations have been given or requested with respect to any Taxes of the Company or any of its Subsidiaries.

(e)            The amount of the Company's Liability for unpaid Taxes for all periods ending on or before September 30, 2020 does not, in the aggregate, exceed the amount of accruals for Taxes (excluding reserves for deferred Taxes) reflected on the Financial Statements. The amount of the Company's or any of its Subsidiaries’ Liability for unpaid Taxes for all periods following the end of the recent period covered by the Financial Statements shall not, in the aggregate, exceed the amount of accruals for Taxes (excluding reserves for deferred Taxes) as adjusted for the passage of time in accordance with the past custom and practice of the Company or any of its Subsidiaries (and which accruals shall not exceed comparable amounts incurred in similar periods in prior years).

(f)            Section 3.22(f) of the Disclosure Schedules sets forth:

(i)             All federal, state, local and foreign Tax Returns filed with respect to the Company for taxable periods ending on or after December 31, 2016;

(ii)           the taxable years of the Company or any of its Subsidiaries as to which the applicable statutes of limitations on the assessment and collection of Taxes have not expired;

(iii)         those years for which examinations by the taxing authorities have been completed; and

(iv)          those taxable years for which examinations by taxing authorities are presently being conducted.

(g)           All deficiencies asserted, or assessments made, against the Company or any of its Subsidiaries as a result of any examinations by any Taxing Authority have been fully paid.

(h)           Neither the Company nor any of its Subsidiaries is a party to any Action by any Taxing Authority. There are no pending or threatened Actions by any Taxing Authority. No Stockholder or director or officer or any of the Principals (or employee responsible for Tax matters) of the Company expects any Taxing Authority to assess additional Taxes for any period for which Tax Returns of the Company have been filed.

(i)             The Company has delivered to Parent copies of all federal, state, local and foreign income, franchise and similar Tax Returns, examination reports, and statements of deficiencies assessed against, or agreed to by, the Company or any of its Subsidiaries for all Tax periods ending after December 31, 2016.

(j)             There are no Encumbrances for Taxes (other than for current Taxes not yet due and payable) upon the assets of the Company or any of its Subsidiaries.

(k)           Neither the Company nor any of its Subsidiaries is a party to, or bound by, any Tax indemnity, Tax sharing or Tax allocation agreement. The Company is not a party to, or bound by, any closing agreement or offer in compromise with any Taxing Authority.

(l)             No private letter rulings, technical advice memoranda or similar agreement or rulings have been requested, entered into or issued by any Taxing Authority with respect to the Company or any of its Subsidiaries.

(m)          The Company or any of its Subsidiaries have not been a member of an affiliated, combined, consolidated, unitary or similar Tax group within the meaning of Code Section 1504(a) (or any corresponding provision of state, local or foreign Law) filing a consolidated income Tax Return (other than a group the common parent of which is the Company). The Company and its Subsidiaries have no Liability for Taxes of any Person (other than the Company) under Treasury Regulations Section 1.1502-6 (or any corresponding provision of state, local or foreign Law), as transferee or successor, by contract or otherwise.

(n)           The Company and its Subsidiaries will not be required to include any item of income in, or exclude any item or deduction from, taxable income for taxable period or portion thereof ending after the Closing Date as a result of:

(i)             any change in a method of accounting under Section 481 of the Code (or any comparable provision of state, local or foreign Tax Laws), or use of an improper method of accounting, for a taxable period ending on or prior to the Closing Date;

(ii)           an installment sale or open transaction occurring on or prior to the Closing Date;

(iii)         intercompany transaction or any excess loss account described in the Treasury Regulations under Code Section 1502 (or any corresponding provision of state, local or foreign Law);

(iv)          a prepaid amount received on or before the Closing Date;

(v)           any closing agreement under Section 7121 of the Code, or similar provision of state, local or foreign Law; or

(vi)          any election under Section 108(i) of the Code.

(o)           Neither the Company nor any Stockholder is a “foreign person” as that term is used in Treasury Regulations Section 1.1445-2. The Company and its Subsidiaries are not, nor have any of them been, a United States real property holding corporation (as defined in Section 897(c)(2) of the Code) during the applicable period specified in Section 897(c)(1)(a) of the Code.

(p)           The Company and its Subsidiaries have not distributed stock of another Person, or had its stock distributed by another Person, in a transaction that was purported or intended to be governed in whole or in party by Sections 355 or 361 of the Code.

(q)           The Company and its Subsidiaries are not, and have not been, a party to, or a promoter of, a “reportable transaction” within the meaning of Section 6707A(c)(1) of the Code and Treasury Regulations Section 1.6011 4(b).

(r)            There is currently no limitation on the utilization of net operating losses, capital losses, built-in losses, tax credits or similar items of the Company or any of its Subsidiaries under Sections 269, 382, 383, 384 or 1502 of the Code and the Treasury Regulations thereunder (and comparable provisions of state, local or foreign Law).

(s)            Section 3.22(s) of the Disclosure Schedules sets forth all foreign jurisdictions in which the Company or any of its Subsidiaries is subject to Tax, is engaged in business or has a permanent establishment. The Company or any of its Subsidiaries have not entered into a gain recognition agreement pursuant to Treasury Regulations Section 1.367(a)-8. The Company or any of its Subsidiaries have not transferred an intangible the transfer of which would be subject to the rules of Section 367(d) of the Code.

(t)             No property owned by the Company or any of its Subsidiaries is (i) “tax-exempt use property” within the meaning of Code Section 168(h) of the Code, (ii) “tax-exempt bond financed property” within the meaning of Section 168(g) of the Code, (iii) required to be treated as being owned by another person pursuant to the so-called “safe harbor lease” provisions of former Section 168(f)(8) of the Internal Revenue Code of 1954, as in effect immediately prior to the enactment of the Tax Reform Act of 1986, (iv) subject to Section 168(g)(1)(A) of the Code, or (v) subject to a disqualified leaseback or long-term agreement as defined in Section 467 of the Code.

(u)           Immediately prior to the Closing, the fair market value of the Company's assets will exceed the Company's liabilities within the meaning of Treasury Regulations Section 1.368-1(e)(6). Prior to the Closing, none of the Company's stockholders disposed of any Company stock or received any distribution from the Company in a manner that would cause the Merger to violate the continuity of shareholder interest requirement set forth in Treasury Regulations Section 1.368-1(e). The Company operates at least one significant historic business, or owns at least a significant portion of its historic assets and uses such assets in a business, in each case, within the meaning of Treasury Regulations Section 1.368-1(d).

Section 3.23      Books and Records. The minute books and stock record books of the Company and its Subsidiaries, all of which have been made available to Parent, are complete and correct and have been maintained in accordance with sound business practices. The minute books of the Company and its Subsidiaries contain accurate and complete records of all meetings, and actions taken by written consent of, the Stockholders or other equity interest holders, the Company Board or its equivalent, and any committees of the Company Board or their equivalent, and no meeting, or action taken by written consent, of any such Stockholders or other equity interest holders, Company Board or its equivalent, or any committee has been held for which minutes have not been prepared and are not contained in such minute books. At the Closing, all of those books and records will be in the possession of the Company.

Section 3.24      Related Party Transactions. Except as set forth in Section 3.24 of the Disclosure Schedules, no executive officer or director of the Company or any of its Subsidiaries or any person owning 5% or of the Shares (or any of such person's immediate family members or Affiliates or associates) is a party to any Contract with or binding upon the Company or any of its assets, rights or properties or has any interest in any property owned by the Company or has engaged in any transaction with any of the foregoing within the last twelve (12) months.

Section 3.25      Brokers. No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement or any Ancillary Document based upon arrangements made by or on behalf of the Company or any of its Subsidiaries.

Section 3.26      Full Disclosure. No representation or warranty by the Company and/or the Principals in this Agreement and no statement contained in the Disclosure Schedules to this Agreement or any certificate or other document furnished or to be furnished to Parent or any of its Representatives pursuant to this Agreement contains any untrue statement of a material fact, or omits to state a material fact necessary to make the statements contained therein, in light of the circumstances in which they are made, not misleading. There is no event or circumstance which the Company and/or any of the Principals has not disclosed to Parent which could reasonably be expected to have a Material Adverse Effect.

Section 3.27      Representations regarding Receiver and Dispute; Franchise Agreements; Consulting Agreements. [redacted]

Section 3.28      Other Resolved Disputes. [redacted]

Section 3.29      No “Bad Actor” Disqualification. The Company has exercised reasonable care, in accordance with Commission rules and guidance, to determine whether any Covered Person (defined below) is subject to any of the “bad actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (“Disqualification Events”). No Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with any disclosure obligations under Rule 506(e) under the Securities Act. “Covered Persons” are those persons specified in Rule 506(d)(1) under the Securities Act, including the Company; any predecessor or Affiliate of the Company; any director, executive officer, other officer participating in the Merger Consideration, general partner or managing member of the Company; any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power; any promoter (as defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of the Merger; and any person that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the Merger (a “Solicitor”), any general partner or managing member of any Solicitor, and any director, executive officer or other officer participating in the Merger or any general partner or managing member of any Solicitor.

Section 3.30      Franchise Matters.

(a)            Except as set forth in Section 3.30(a) of the Disclosure Schedules, neither the Company nor any of its Subsidiaries or Affiliates has offered, sold or granted franchises, master franchises, area development agreements, sub-franchises, licenses, business opportunities or seller-assisted marketing plans (collectively, “Franchises”) in any jurisdiction, domestically or internationally, or has filed any application seeking registration, exemption, or approval to do so.

(b)           The Company has delivered to Parent prior to the date hereof a true and complete copy of each franchise disclosure document(s) (the “FDD”) used by the Company or any of its Subsidiaries or Affiliates currently and at any time during the five (5) years prior to the date hereof to offer and sell Franchises. In connection with the offer or sale of any Franchises, the Company, its Subsidiaries or Affiliates, have delivered to offerees, purchasers, and applicable third parties, FDDs as required by applicable Law. All FDDs that the Company, its Subsidiaries or Affiliates have used to offer or sell Franchises have contained all information required by applicable Law and have otherwise been prepared and delivered to prospective Franchisees in compliance with applicable Law when such FDDs were used.

(c)            The Company has delivered to Parent prior to the date hereof all present and currently effective Contracts pursuant to which the Company or any of its Subsidiaries or Affiliates has granted a Franchise, including all modifications or amendments thereto existing as of the date hereof (collectively the “Franchise Agreements”), a list of which is set forth in Section 3.30(c) of the Disclosure Schedules and includes: (1) the business address of each location operated, or intended to be operated, by a Franchisee; (2) the name, address and telephone number of each Franchisee; (3) the royalty rate required to be paid by each Franchisee; (4) the required advertising or marketing fund contribution required to be made by each Franchisee; (5) the required minimum monthly royalty payment and minimum advertising or marketing fund contribution required to be made by each Franchisee; (6) the effective date of each Franchise Agreement; (7) the term of each Franchise Agreement; (8) the exclusive territory or exclusive development area under the Franchise Agreement, as applicable; (9) the number of locations to be opened, operated or developed under the Franchise Agreement, and the applicable date of opening; and (10) whether or not there have been any material waiver, alterations, amendments or other material modifications to any Franchise Agreement (including changes related to any fees, costs, expenses, defaults, covenants, term, termination, renewal or transfer rights, or other material obligations of a Franchisee). The Franchise Agreements include (i) unit franchise agreements (“Unit Franchise Agreements”); and (ii) master development agreements to assist in the development and management of unit franchises in certain designated areas (“Master Development Agreements”). All of the Franchise Agreements made available to Parent are true and complete and constitute all of the Franchise Agreements to which the Company or any of its Subsidiaries or Affiliates is a party as of the date hereof. Except as set forth in Section 3.30(c) of the Disclosure Schedules, each Franchise Agreement is substantially similar to the Unit Franchise Agreement or Master Development Agreement incorporated into the applicable FDD that was issued to the Franchisee contemporaneously with the sale of that particular Franchise to the Franchisee. Other than the Franchise Agreements, there are no other material Contracts between the Company or any of its Subsidiaries or Affiliates and the Franchisees.

(d)           Subject to applicable Laws, each Franchise Agreement is enforceable in accordance with its respective terms with respect to the Company or any of its Subsidiaries or Affiliates. The consummation of the transactions contemplated hereunder will not result in or constitute a breach or default under any Franchise Agreement, and will neither cause the termination of such Franchise Agreement nor permit any party to such Franchise Agreement to cause it to be terminated, modified, cancelled, accelerated or receive payments in connection with the transactions contemplated hereunder.

(e)            Section 3.30(e) of the of the Disclosure Schedule identifies each current Franchisee that (i) to the Knowledge of the Company, as of the date hereof, is in default of any Franchise Agreement in any material respect; (ii) has been delivered written notice of default under a Franchise Agreement in the twelve (12) months prior to the date hereof, whether or not such default was subsequently cured; or (iii) has on three or more occasions in any twelve (12) months in the last five (5) years received written notices of events of default under a Franchise Agreement.

(f)            Neither the Company nor any of its Subsidiaries or Affiliates has committed any act or omitted to take any action which, with the passage of time or giving of notice (or both), subject to any applicable cure period, would constitute a material default of any Franchise Agreement which would permit termination or rescission of any such Franchise Agreement by the Franchisee under such Franchise Agreement. The Company has not received any written demand by any Franchisee for rescission of any Franchise Agreement. To the Knowledge of the Company: (i) there is no legitimate basis for any demand by any Franchisee for rescission of any Franchise Agreement, and (ii) no Franchisee is entitled to any material credit, set off or reduction in any payment required under any Franchise Agreement.

(g)           Neither the Company nor any of its Subsidiaries or Affiliates has waived in writing or otherwise enforcement of any currently enforceable non-compete restriction under any Franchise Agreement, and, to the Knowledge of the Company, no current or former Franchisee is, as of the date hereof, in violation of any currently enforceable non-compete covenant by which the current or former Franchisee is bound.

(h)           To the Knowledge of the Company, (i) the Company its Subsidiaries and Affiliates have fulfilled in all material respects their respective binding, written agreements with respect to any commissions, rebates, discounts, advances, allowances or other payments or forms of remuneration received from suppliers and vendors of products and services to the franchise system that were paid by such suppliers and vendors solely for the benefit of all Franchisees, and (ii)  none of the Company or any of its Subsidiaries or Affiliates have made in writing any binding offers or promises with respect to any future or contingent commissions, rebates, discounts, advances or allowances to or for the benefit of any or all Franchisees.

(i)             Except for Master Development Agreements, if any, and as set forth in Section 3.30(i) of the Disclosure Schedules, none of the Company or any of its Subsidiaries or Affiliates has any agreements with independent sales representatives, contractors, brokers or consultants under which the Company or any of its Subsidiaries or Affiliates has authorized any person to sell or promote Franchises on behalf of the Company or any of its Subsidiaries or Affiliates or agreed to rebate or share amounts receivable under any Franchise Agreement.

(j)             The offer and sale of Franchises by the Company or any of its Subsidiaries or Affiliates comply and in the past five (5) years have complied, in each case, in all material respects, with all applicable Laws at the time such offer and sale was made. The Company and its Subsidiaries and Affiliates have prepared and maintained for the five (5) years prior to the date hereof, each of its FDDs in accordance in all material respects with all applicable Laws, has timely filed FDDs in all jurisdictions requiring registration and approval and filing of FDDs prior to any offers or sales of Franchises in such jurisdictions (except for those jurisdictions in which the Company properly qualified for an exemption or the transaction was exempt from such jurisdiction’s registration requirements) and has filed all required changes, amendments, renewals thereto on a timely basis in compliance in all material respects with all applicable Laws. There have been no untrue statements of material fact, material misrepresentations or material omissions of information in any FDD at the time the Company or any of its Subsidiaries or Affiliates was using such FDD during the five (5)-year period immediately prior to the date hereof. The Company its Subsidiaries and Affiliates have been in material compliance with all Laws or relating to the ongoing relationships with current and former Franchisees, including, without limitation, the termination, non-renewal and transfer of Franchises.

(k)           In the past ten (10) years, no orders, consents or decrees (other than routine comment letters from franchise regulators, orders approving registrations, renewals and amendments of franchise registrations or franchise registration exemptions) have been issued by any Governmental Authority to the Company or any of its Subsidiaries or Affiliates relating to the offer and sale of Franchises, or relating to the ongoing relationships with current and former Franchisees, including, without limitation, the termination, non-renewal and transfer of Franchises. The Company has made available to Parent prior to the date hereof true and complete copies of all material correspondence with all Governmental Authorities for the five (5) years prior to the date hereof, concerning compliance with applicable franchise registration Laws (including comment letters from franchise regulators, and orders approving registrations, renewals of registrations or registration exemptions).

(l)             Section 3.30(l) of the Disclosure Schedules contains a summary of all (i) Franchise-related or Franchisee-related proceedings, orders, material complaints or disputes to which the Company or any of its Subsidiaries or Affiliates is a party and which were raised in the five (5) years prior to the date hereof; (ii) proceedings or orders required to be disclosed in any FDD or under applicable Law; or (iii) other material proceedings or material complaints that are pending or, to the Knowledge of the Company, have been threatened, by any Franchisee or association purporting to represent Franchisees, against the Company or any of its Subsidiaries or Affiliates in the five (5) years prior to the date hereof. There are no stop orders or other proceedings in effect or, to the Knowledge of the Company, threatened, that would prohibit the ability to offer or sell franchises or enter into franchise agreements immediately following the Closing Date, except for any pending renewal filings, and any amendment filings and change to the FDD that might be required to describe the transactions contemplated by this Agreement.

(m)          No Franchisee has (i) threatened in writing, within the twelve (12) months prior to the date hereof to close a Franchise location or leave the franchise system; or (ii) to the Knowledge of the Company, threatened orally, within the six (6) months prior to the date hereof, to close a Franchise location or leave the franchise system.

(n)           In the last five (5) years, no “earnings claim,” “financial performance representation,” “earnings projection,” or other historical or projected information relating to sales, income or profits of Franchises or related businesses has ever been made to any prospective franchisee by the Company or any of its Subsidiaries or Affiliates, any of their respective officers, directors, employees, representatives, agents, salespersons, brokers, referral sources, or franchise sellers, except to the extent such information has been incorporated into the FDDs or is not required to be included in the FDDs pursuant to applicable Laws.

(o)           Neither the Company nor any of its Subsidiaries or Affiliates is currently a party to (i) any written agreement pursuant to which it is or could become directly or contingently liable (as a guarantor, co-signor or otherwise) for any obligations of any Franchisee or (ii) any financing arrangement with any Franchisee.

(p)           In the last five (5) years, all collection, maintenance and expenditure of advertising contributions have been undertaken in accordance with the terms and conditions of the Franchise Agreements, the applicable FDDs, and in compliance with applicable Laws. During the five (5)-year prior to the date hereof, there have been no allegations that any of the advertising contributions to the advertising funds have been improperly collected, accounted for, maintained, used or applied. There are no loans owed to or from the advertising fund.

(q)           Except as set forth in Section 3.30(q) of the Disclosure Schedules, no franchise association or other organization is acting as a representative of any group of two (2) or more Franchisees. Any franchise council or advisory group presently in place (whether independently formed or sponsored by the Company or any of its Subsidiaries or Affiliates) is purely advisory in nature. Except as set forth in Section 3.30(q) of the Disclosure Schedules, neither the Company nor any of its Subsidiaries or Affiliates has granted any enforceable right of first refusal, option or other right or arrangement to sign any Franchise Agreement or acquire any Franchise Agreement.

(r)            Except as set forth in Section 3.30(r) of the Disclosure Schedules, neither the Company nor any of its Subsidiaries or Affiliates have waived enforcement of any non-compete restriction under any present and currently effective Franchise Agreement, or any Franchise Agreement effective in the last two (2) years, and, to the Knowledge of the Company, no current or former Franchisee is currently in violation of any non-compete covenant under any Franchise Agreement to which the current or former Franchisee is a party or was a party within the last two (2) years.

(s)            The Company and its Subsidiaries and Affiliates have enforced the terms of the Franchise Agreements on a substantially consistent basis.

(t)             The Company and its Subsidiaries and Affiliates require their Franchisees to comply with all Laws, but otherwise have not issued policies that would exercise control over any Franchisee's relationship with its employees, including hiring, firing, disciplining, compensation, benefits, supervision, and scheduling. The Company or any of its Subsidiaries or Affiliates have not been alleged to be, and has not received, any formal or informal complaint, allegation or notice of inquiry or investigation from any Franchisee, any employee of a Franchisee, any third party or Governmental Authority, that the Company or any of ite Subsidiaries or Affiliates are or may be, joint employers with or subject to joint employment liability with, any Franchisee. No allegation has been made that any Franchisee or any of Franchisee’s employees have been or are employees of the Company or any of its Subsidiaries or Affiliates, or are or have been improperly classified as independent contractors in accordance with applicable Laws. To the Knowledge of the Company, no Franchisee is a party to or bound by any written or oral collective bargaining agreement or any other Contract with any labor union or other labor organization, and no union organizing or decertification activities are underway or threatened with respect to the employees of any Franchisee.

(u)           Section 3.30(u) of the Disclosure Schedules identifies each oral Contract of the Company or any of its Subsidiaries or Affiliates with any Franchisee relating to Franchises and all terms of each such oral Contract.

Section 3.31      Certain Debt. Any and all amounts reflected as owing to any of Christian Hageseth, Mike Weinberger, John Darwin or [redacted], in the Financial Statements of the Company or any of its Subsidiaries, whether or not reflected in a separate promissory note, note, instrument or other Contract, reflect an obligation of the Company (or such Subsidiary) to repay Christian Hageseth, Mike Weinberger, John Darwin or [redacted], as applicable, for actual cash contributions (made by delivery of cash, check or wire transfer) made by such Person to the Company, plus accrued interest on any unreturned portion of such actual cash contribution. No amounts reflected as owing to any of Christian Hageseth, Mike Weinberger, John Darwin or [redacted] in the Financial Statements of the Company or any of its Subsidiaries arise out of or relate to any earned and unpaid obligations of the Company or any of its Subsidiaries under any employment agreement, consulting agreement, independent contractor agreement, or any other Contract (in each case, whether written or oral). Effective as of the Closing, any and all indebtedness and obligations of the Company or any of its Subsidiaries to any and all of the Principals and/or [redacted] shall be deemed satisfied, terminated, null, void and of no force or effect. Immediately after the Closing, the only indebtedness of the Company to the Principals shall be as set forth in the Hageseth Note, Weinberger Note and Darwin Note, respectively, and [redacted].

Section 3.32      Representation by Counsel. The Company has been represented by the law firm of Dorsey and Whitney, LLP in connection with this Agreement and the transactions contemplated by this Agreement.

Article IV
Representations and warranties of parent and merger sub

Except as set forth in the correspondingly numbered Section of the Disclosure Schedules, Parent and Merger Sub represent and warrant to the Company that the statements contained in this Article IV are true and correct as of the date hereof.

Section 4.01      Organization and Authority of Parent and Merger Sub. Each of Parent and Merger Sub is a corporation duly organized, validly existing and in good standing under the Laws of the jurisdiction of its incorporation. Each of Parent and Merger Sub has full corporate power and authority to enter into and perform its obligations under this Agreement and the Ancillary Documents to which it is a party and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance by Parent and Merger Sub of this Agreement and any Ancillary Document to which they are a party and the consummation by Parent and Merger Sub of the transactions contemplated hereby and thereby have been duly authorized by all requisite corporate action on the part of Parent and Merger Sub and no other corporate proceedings on the part of Parent and Merger Sub are necessary to authorize the execution, delivery and performance of this Agreement or to consummate the Merger and the other transactions contemplated hereby and thereby. This Agreement has been duly executed and delivered by Parent and Merger Sub, and (assuming due authorization, execution and delivery by each other party hereto) this Agreement constitutes a legal, valid and binding obligation of Parent and Merger Sub enforceable against Parent and Merger Sub in accordance with its terms. When each Ancillary Document to which Parent or Merger Sub is or will be a party has been duly executed and delivered by Parent or Merger Sub (assuming due authorization, execution and delivery by each other party thereto), such Ancillary Document will constitute a legal and binding obligation of Parent or Merger Sub enforceable against it in accordance with its terms.

Section 4.02      No Conflicts; Consents. The execution, delivery and performance by Parent and Merger Sub of this Agreement and the Ancillary Documents to which they are a party, and the consummation of the transactions contemplated hereby and thereby, do not and will not: (a) conflict with or result in a violation or breach of, or default under, any provision of the certificate of incorporation, by-laws or other organizational documents of Parent or Merger Sub; (b) conflict with or result in a violation or breach of any provision of any Law or Governmental Order applicable to Parent or Merger Sub; or (c) except as set forth in Section 4.02 of the Disclosure Schedules, require the consent, notice or other action by any Person under any Contract to which Parent or Merger Sub is a party. No consent, approval, Permit, Governmental Order, declaration or filing with, or notice to, any Governmental Authority is required by or with respect to Parent or Merger Sub in connection with the execution, delivery and performance of this Agreement and the Ancillary Documents and the consummation of the transactions contemplated hereby and thereby, except for the filing of the Certificate of Merger with the Secretary of State of Delaware and such filings as may be required under the HSR Act.

Section 4.03      No Prior Merger Sub Operations. Merger Sub was formed solely for the purpose of effecting the Merger and has not engaged in any business activities or conducted any operations other than in connection with the transactions contemplated hereby.

Section 4.04      Brokers. No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement or any Ancillary Document based upon arrangements made by or on behalf of Parent or Merger Sub.

Section 4.05      Sufficiency of Shares. Parent has sufficient authorized but unissued Shares to issue the Purchase Consideration and consummate the transactions contemplated by this Agreement

Section 4.06      Legal Proceedings. Except as set forth in Section 4.06 of the Disclosure Schedules, there are no Actions pending or, to Parent's or Merger Sub's knowledge, threatened against or by Parent, Merger Sub or any of their respective Affiliates that challenge or seek to prevent, enjoin or otherwise delay the transactions contemplated by this Agreement, or that are expected to have a Material Adverse Effect on Parent. No event has occurred or circumstances exist that may give rise or serve as a basis for any such Action.

Article V
Covenants

Section 5.01      Conduct of Business Prior to the Closing. From the date hereof until the Closing, except as otherwise provided in this Agreement or consented to in writing by Parent (which consent shall not be unreasonably withheld or delayed), the Company and its Subsidiaries shall (x) conduct the business of the Company and its Subsidiaries in the ordinary course of business consistent with past practice; and (y) use reasonable best efforts to maintain and preserve intact the current organization, business and franchise of the Company and its Subsidiaries and to preserve the rights, franchises, goodwill and relationships of its employees, customers, lenders, suppliers, regulators and others having business relationships with the Company and its Subsidiaries. Without limiting the foregoing, from the date hereof until the Closing Date, the Company and its Subsidiaries shall:

(a)            preserve and maintain all of its Permits;

(b)           pay its debts, Taxes and other obligations when due;

(c)            maintain the properties and assets owned, operated or used by it in the same condition as they were on the date of this Agreement, subject to reasonable wear and tear;

(d)           continue in full force and effect without modification all Insurance Policies, except as required by applicable Law;

(e)            defend and protect its properties and assets from infringement or usurpation;

(f)            perform all of its obligations under all Contracts relating to or affecting its properties, assets or business;

(g)           maintain its books and records in accordance with past practice;

(h)           comply in all material respects with all applicable Laws; and

(i)             not take or permit any action that would cause any of the changes, events or conditions described in Section 3.08 to occur.

Section 5.02      Access to Information.

(a)            From the date hereof until the Closing, the Company shall (a) afford Parent and its Representatives full and free access to and the right to inspect all of the Real Property, properties, assets, premises, books and records, Contracts and other documents and data related to the Company and its Subsidiaries; (b) furnish Parent and its Representatives with such financial, operating and other data and information related to the Company and its Subsidiaries as Parent or any of its Representatives may reasonably request; and (c) instruct the Representatives of the Company to cooperate with Parent in its investigation of the Company. Without limiting the foregoing, the Company shall permit Parent and its Representatives to conduct environmental due diligence of the Company and the Real Property, including the collecting and analysis of samples of indoor or outdoor air, surface water, groundwater or surface or subsurface land on, at, in, under or from the Company and the Real Property. Any investigation pursuant to this Section 5.02 shall be conducted in such manner as not to interfere unreasonably with the conduct of the business of the Company. No investigation by Parent or other information received by Parent shall operate as a waiver or otherwise affect any representation, warranty or agreement given or made by the Company and the Principals in this Agreement.

(b)           Parent and the Company shall comply with, and shall cause their respective Representatives to comply with, all of their respective obligations under the Mutual Nondisclosure Agreement, dated September 18, 2019, between Parent and the Company (the “Confidentiality Agreement”), which shall survive the termination of this Agreement in accordance with the terms set forth therein.

Section 5.03      No Solicitation of Other Bids.

(a)            The Company shall not, and shall not authorize or permit any of its Subsidiaries or Affiliates or any of its or their Representatives to, directly or indirectly, (i) encourage, solicit, initiate, facilitate or continue inquiries regarding an Acquisition Proposal; (ii) enter into discussions or negotiations with, or provide any information to, any Person concerning a possible Acquisition Proposal; or (iii) enter into any agreements or other instruments (whether or not binding) regarding an Acquisition Proposal. The Company shall immediately cease and cause to be terminated, and shall cause its Subsidiaries and Affiliates and all of its and their Representatives to immediately cease and cause to be terminated, all existing discussions or negotiations with any Persons conducted heretofore with respect to, or that could lead to, an Acquisition Proposal. For purposes hereof, “Acquisition Proposal” shall mean any inquiry, proposal or offer from any Person (other than Parent or any of its Affiliates) concerning (i) a merger, consolidation, liquidation, recapitalization, share exchange or other business combination transaction involving the Company or any of its Subsidiaries; (ii) the issuance or acquisition of shares of capital stock or other equity securities of the Company or any of its Subsidiaries; or (iii) the sale, lease, exchange or other disposition of any significant portion of the Company's or any of its Subsidiaries’ properties or assets.

(b)           In addition to the other obligations under this Section 5.03, the Company shall promptly (and in any event within three (3) Business Days after receipt thereof by the Company or its Representatives) advise Parent orally and in writing of any Acquisition Proposal, any request for information with respect to any Acquisition Proposal, or any inquiry with respect to or which could reasonably be expected to result in an Acquisition Proposal, the material terms and conditions of such request, Acquisition Proposal or inquiry, and the identity of the Person making the same.

(c)            The Company agrees that the rights and remedies for noncompliance with this Section 5.03 shall include having such provision specifically enforced by any court having equity jurisdiction, it being acknowledged and agreed that any such breach or threatened breach shall cause irreparable injury to Parent and that money damages would not provide an adequate remedy to Parent.

Section 5.04      Stockholders Consent.

(a)            The Company shall use its reasonable best efforts to obtain, within fifteen (15) days following the execution and delivery of this Agreement, the Requisite Company Vote pursuant to written consents of the Stockholders, acceptable to Parent (the “Written Consent”). The materials submitted to the Stockholders in connection with the Written Consent shall include the Company Board Recommendation. Promptly following receipt of the Written Consent, the Company shall deliver a copy of such Written Consent to Parent.

(b)           Promptly following, but in no event than five (5) Business Days after, receipt of the Written Consent, the Company shall prepare and mail a notice (the “Stockholder Notice”) to every Stockholder that did not execute the Written Consent. The Stockholder Notice shall (i) be a statement to the effect that the Company Board unanimously determined that the Merger is advisable in accordance with Section 7-111-103(2)(a) of the CBCA and in the best interests of the Stockholders and unanimously approved and adopted this Agreement, the Merger and the other transactions contemplated hereby, (ii) provide the Stockholders to whom it is sent with notice of the actions taken in the Written Consent, including the approval and adoption of this Agreement, the Merger and the other transactions contemplated hereby in accordance with Section 7-107-104(5.5) of the CBCA and the bylaws of the Company and (iii) notify such Stockholders of their dissent and appraisal rights pursuant to Section 7-113-102 of the CBCA. The Stockholder Notice shall include therewith a copy of Section 7-113-102 et seq. of the CBCA of Colorado Law and all such other information as Parent shall reasonably request, and shall be sufficient in form and substance to start the applicable statutory period during which a Stockholder must demand appraisal of such Stockholder's Common Stock as contemplated by Section 7-113-204 of the CBCA. All materials submitted to the Stockholders in accordance with this Section 5.04(b) shall be subject to Parent's advance review and reasonable approval.

Section 5.05      Notice of Certain Events.

(a)            From the date hereof until the Closing, the Company shall promptly notify Parent in writing of:

(i)             any fact, circumstance, event or action the existence, occurrence or taking of which (A) has had, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (B) has resulted in, or could reasonably be expected to result in, any representation or warranty made by the Company and the Principals hereunder not being true and correct or (C) has resulted in, or could reasonably be expected to result in, the failure of any of the conditions set forth in Section 7.02 to be satisfied;

(ii)           any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement;

(iii)         any notice or other communication from any Governmental Authority in connection with the transactions contemplated by this Agreement; and

(iv)          any Actions commenced or threatened against, relating to or involving or otherwise affecting the Company or any of its Subsidiaries that, if pending on the date of this Agreement, would have been required to have been disclosed pursuant to Section 3.17 or that relates to the consummation of the transactions contemplated by this Agreement.

(b)           Parent's receipt of information pursuant to this Section 5.05 shall not operate as a waiver or otherwise affect any representation, warranty or agreement given or made by the Company in this Agreement (including Section 8.02 and Section 9.01(b)) and shall not be deemed to amend or supplement the Disclosure Schedules.

Section 5.06      Resignations. The Company shall deliver to Parent written resignations, effective as of the Closing Date, of the officers and directors of the Company set forth on Section 5.06 of the Disclosure Schedules which shall be all of the officers and directors of the Company.

Section 5.07      Governmental Approvals and Consents

(a)            Each party hereto shall, as promptly as possible, (i) make, or cause or be made, all filings and submissions (including those under the HSR Act) required under any Law applicable to such party or any of its Affiliates; and (ii) use reasonable best efforts to obtain, or cause to be obtained, all consents, authorizations, orders and approvals from all Governmental Authorities that may be or become necessary for its execution and delivery of this Agreement and the performance of its obligations pursuant to this Agreement and the Ancillary Documents. Each party shall cooperate fully with the other party and its Affiliates in promptly seeking to obtain all such consents, authorizations, orders and approvals. The parties hereto shall not willfully take any action that will have the effect of delaying, impairing or impeding the receipt of any required consents, authorizations, orders and approvals.

(b)           The Company and Parent shall use reasonable best efforts to give all notices to, and obtain all consents from, all third parties that are described in Section 3.02 and Section 4.02 of the Disclosure Schedules.

(c)            Without limiting the generality of the parties' undertakings pursuant to subsections (a) and (b) above, each of the parties hereto shall use all reasonable best efforts to:

(i)             respond to any inquiries by any Governmental Authority regarding antitrust or other matters with respect to the transactions contemplated by this Agreement or any Ancillary Document;

(ii)           avoid the imposition of any order or the taking of any action that would restrain, alter or enjoin the transactions contemplated by this Agreement or any Ancillary Document; and

(iii)         in the event any Governmental Order adversely affecting the ability of the parties to consummate the transactions contemplated by this Agreement or any Ancillary Document has been issued, to have such Governmental Order vacated or lifted.

(d)           All analyses, appearances, meetings, discussions, presentations, memoranda, briefs, filings, arguments, and proposals made by or on behalf of either party before any Governmental Authority or the staff or regulators of any Governmental Authority, in connection with the transactions contemplated hereunder (but, for the avoidance of doubt, not including any interactions between the Company and Governmental Authorities in the ordinary course of business, any disclosure which is not permitted by Law or any disclosure containing confidential information) shall be disclosed to the other party hereunder in advance of any filing, submission or attendance, it being the intent that the parties will consult and cooperate with one another, and consider in good faith the views of one another, in connection with any such analyses, appearances, meetings, discussions, presentations, memoranda, briefs, filings, arguments, and proposals. Each party shall give notice to the other party with respect to any meeting, discussion, appearance or contact with any Governmental Authority or the staff or regulators of any Governmental Authority, with such notice being sufficient to provide the other party with the opportunity to attend and participate in such meeting, discussion, appearance or contact.

(e)            Notwithstanding the foregoing, nothing in this Section 5.07 shall require, or be construed to require, Parent or any of its Affiliates to agree to (i) sell, hold, divest, discontinue or limit, before or after the Closing Date, any assets, businesses or interests of Parent, the Company or any of their respective Affiliates; (ii) any conditions relating to, or changes or restrictions in, the operations of any such assets, businesses or interests which, in either case, could reasonably be expected to result in a Material Adverse Effect or materially and adversely impact the economic or business benefits to Parent of the transactions contemplated by this Agreement; or (iii) any material modification or waiver of the terms and conditions of this Agreement.

Section 5.08      Directors' and Officers' Indemnification and Insurance.

(a)            Parent and Merger Sub agree that all rights to indemnification, advancement of expenses and exculpation by the Company now existing in favor of each Person who is now, or has been at any time prior to the date hereof or who becomes prior to the Effective Time an officer or director of the Company (each an “D&O Indemnified Party”) as provided in the Company Charter Documents, in each case as in effect on the date of this Agreement, or pursuant to any other Contracts in effect on the date hereof and disclosed in Section 5.08 of the Disclosure Schedules, shall be assumed by the Surviving Corporation in the Merger, without further action, at the Effective Time and shall survive the Merger and shall remain in full force and effect in accordance with their terms, and, in the event that any proceeding is pending or asserted or any claim made during such period, until the final disposition of such proceeding or claim.

(b)           For six years after the Effective Time, to the fullest extent permitted under applicable Law, Parent and the Surviving Corporation (the “D&O Indemnifying Parties”) shall indemnify, defend and hold harmless each D&O Indemnified Party against all losses, claims, damages, liabilities, fees, expenses, judgments and fines arising in whole or in part out of actions or omissions in their capacity as such occurring at or prior to the Effective Time (including in connection with the transactions contemplated by this Agreement), and shall reimburse each D&O Indemnified Party for any legal or other expenses reasonably incurred by such D&O Indemnified Party in connection with investigating or defending any such losses, claims, damages, liabilities, fees, expenses, judgments and fines as such expenses are incurred, subject to the Surviving Corporation's receipt of an undertaking by such D&O Indemnified Party to repay such legal and other fees and expenses paid in advance if it is ultimately determined in a final and non-appealable judgment of a court of competent jurisdiction that such D&O Indemnified Party is not entitled to be indemnified under applicable Law; provided, however, that the Surviving Corporation will not be liable for any settlement effected without the Surviving Corporation's prior written consent (which consent shall not be unreasonably withheld or delayed).

(c)            Parent may, in its sole and absolute discretion, obtain “tail” insurance policies. In the event Parent, in its sole and absolute discretion, obtains “tail” insurance policies, such policies will, to the extent commercially reasonable, include a claims period of up to six (6) years from the Effective Time and contain coverages and amounts and contain terms and conditions acceptable to Parent (including in connection with the transactions contemplated by this Agreement) (the “D&O Tail Policy”). The cost of the D&O Tail Policy shall be included in the determination of Transaction Expenses. If a D&O Policy is obtained, during the term of such D&O Tail Policy Parent shall not (and shall cause the Surviving Corporation not to) take any action following the Closing to cause the D&O Tail Policy to be cancelled or any provision therein to be amended or waived; provided, that neither Parent, the Surviving Corporation nor any Affiliate thereof shall be obligated to pay any premiums or other amounts in respect of such D&O Tail Policy.

(d)           The obligations of Parent, Principals and the Surviving Corporation under this Section 5.08 shall survive the consummation of the Merger and shall not be terminated or modified in such a manner as to adversely affect any D&O Indemnified Party to whom this Section 5.08 applies without the consent of such affected D&O Indemnified Party (it being expressly agreed that the D&O Indemnified Parties to whom this Section 5.08 applies shall be third-party beneficiaries of this Section 5.08, each of whom may enforce the provisions of this Section 5.08).

(e)            In the event Parent, the Surviving Corporation or any of their respective successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity in such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any Person, then, and in either such case, proper provision shall be made so that the successors and assigns of Parent or the Surviving Corporation, as the case may be, shall assume all of the obligations set forth in this Section 5.08. The agreements and covenants contained herein shall not be deemed to be exclusive of any other rights to which any Indemnified Party is entitled, whether pursuant to Law, Contract or otherwise. Nothing in this Agreement is intended to, shall be construed to or shall release, waive or impair any rights to directors' and officers' insurance claims under any policy that is or has been in existence with respect to the Company or its officers, directors and employees, it being understood and agreed that the indemnification provided for in this Section 5.08 is not prior to, or in substitution for, any such claims under any such policies.

Section 5.09      Closing Conditions From the date hereof until the Closing, each party hereto shall use reasonable best efforts to take such actions as are necessary to expeditiously satisfy the closing conditions set forth in Article VII hereof.

Section 5.10      Public Announcements. Unless otherwise required by applicable Law, stock exchange requirements, or requirements of the Commission (based upon the reasonable advice of counsel), no party to this Agreement shall make any public announcements in respect of this Agreement or the transactions contemplated hereby or otherwise communicate with any news media without the prior written consent of the other party (which consent shall not be unreasonably withheld or delayed), and the parties shall cooperate as to the timing and contents of any such announcement.

Section 5.11      Further Assurances. At and after the Effective Time, the officers and directors of the Surviving Corporation shall be authorized to execute and deliver, in the name and behalf of the Company or Merger Sub, any deeds, bills of sale, assignments or assurances and to take and do, in the name and on behalf of the Company or Merger Sub, any other actions and things to vest, perfect or confirm of record or otherwise in the Surviving Corporation any and all right, title and interest in, to and under any of the rights, properties or assets of the Company acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger.

Section 5.12      Additional Capital Post-Closing. Weinberger and/or Darwin shall raise Seven Hundred Thousand Dollars ($700,000.00) (“Additional Equity”) in equity for Parent, on terms acceptable to Parent in its sole discretion, after October 1, 2020 and before the date that is twelve (12) months after the Closing (the “Additional Equity Date”).

(a)           [redacted]

(b)           [redacted]

(c)            [redacted]

(d)           [redacted]

Section 5.13      Tax Lien. [redacted]

Article VI
Tax matters

Section 6.01      Tax Covenants.

(a)            Without the prior written consent of Parent, prior to the Closing, the Company its Subsidiaries, its Representatives and the Stockholders shall not make, change or rescind any Tax election, amend any Tax Return or take any position on any Tax Return, take any action, omit to take any action or enter into any other transaction that would have the effect of increasing the Tax liability or reducing any Tax asset of Parent or the Surviving Corporation in respect of any Post-Closing Tax Period. The Company agrees that Parent is to have no liability for any Tax resulting from any action of the Company, its Subsidiaries, any of its Representatives or the Stockholders. The Stockholders shall, jointly and severally, indemnify and hold harmless Parent against any such Tax or reduction of any Tax asset.

(b)           All transfer, documentary, sales, use, stamp, registration, value added and other such Taxes and all conveyance fees, recording charges and other fees and charges (including any penalties and interest) incurred in connection with this Agreement and the Ancillary Documents (including any real property transfer Tax and any other similar Tax) shall be borne and paid by the Stockholders when due. Stockholder Representative, at his own expense, shall timely file any Tax Return or other document with respect to such Taxes or fees (and Parent shall cooperate with respect thereto as necessary). The Stockholder Representative shall provide Parent a copy of each such Tax Return (along with all schedules and work papers) for its review and comments at least fifteen (15) days prior to filing and shall make such revisions to such Tax Returns as are reasonably requested by Parent. The Stockholder Representative shall give Parent a copy of such Tax Return as filed, together with proof of payment of the taxes shown thereon to be payable.

Section 6.02      Termination of Existing Tax Sharing Agreements. Any and all existing Tax sharing agreements (whether written or not) binding upon the Company shall be terminated as of the Closing Date. After such date neither the Company nor any of its Representatives shall have any further rights or liabilities thereunder.

Section 6.03      Tax Indemnification. Except to the extent treated as a liability in the calculation of Closing Working Capital, the Stockholders and each of the Principals shall, jointly and severally, indemnify the Company, Parent, and each Parent Indemnitee and hold them harmless from and against (a) any Loss attributable to any breach of or inaccuracy in any representation or warranty made in Section 3.22; (b) any Loss attributable to any breach or violation of, or failure to fully perform, any covenant, agreement, undertaking or obligation in Article VI; (c) all Taxes (or the nonpayment thereof) of the Company or relating to the business of the Company for all Pre-Closing Tax Periods; (d) all Taxes of any member of an affiliated, consolidated, combined or unitary group of which the Company (or any predecessor of the Company) is or was a member on or prior to the Closing Date by reason of a liability under Treasury Regulation Section 1.1502-6 or any comparable provisions of foreign, state or local Law; and (e) any and all Taxes of any person imposed on the Company arising under the principles of transferee or successor liability or by contract, relating to an event or transaction occurring before the Closing Date. In each of the above cases, together with any out-of-pocket fees and expenses (including attorneys' and accountants' fees) incurred in connection therewith, the Stockholders and each of the Principals shall, jointly and severally, reimburse Parent for any Taxes of the Company that are the responsibility of the Stockholders and/or the Principals pursuant to this Section 6.03 within ten Business Days after payment of such Taxes by Parent or the Company.

Section 6.04      Tax Returns

(a)            The Company shall prepare and timely file, or cause to be prepared and timely filed, all Tax Returns required to be filed by it that are due on or before the Closing Date (taking into account any extensions), and shall timely pay all Taxes that are due and payable on or before the Closing Date (taking into account any extensions). Any such Tax Return shall be prepared in compliance with the Code and other applicable Law. The Company shall provide Parent with copies of such Tax Return described in the preceding sentence not less than fifteen (15) days prior to filing and shall make such revisions to such Tax Returns as are reasonably requested by Parent.

(b)           Parent shall prepare and timely file, or cause to be prepared and timely filed, all Tax Returns required to be filed by the Company after the Closing Date with respect to a Pre-Closing Tax Period and for any Straddle Period. Any such Tax Return shall be prepared in a manner consistent with past practice (unless otherwise required by Law) and, if it is an income or other material Tax Return, shall be submitted by Parent to Stockholder Representative (together with schedules, statements and, to the extent requested by Stockholder Representative, supporting documentation) at least forty-five (45) days prior to the due date (including extensions) of such Tax Return. If Stockholder Representative objects to any item on any such Tax Return that relates to a Pre-Closing Tax Period, it shall, within ten (10) days after delivery of such Tax Return, notify Parent in writing that it so objects, specifying with particularity any such item and stating the specific factual or legal basis for any such objection. If a notice of objection shall be duly delivered, Parent and Stockholder Representative shall negotiate in good faith and use their reasonable best efforts to resolve such items. If Parent and Stockholder Representative are unable to reach such agreement within ten (10) days after receipt by Parent of such notice, the disputed items shall be resolved by the Independent Accountant and any determination by the Independent Accountant shall be final. The Independent Accountant shall resolve any disputed items within twenty (20) days of having the item referred to it pursuant to such procedures as it may require. If the Independent Accountant is unable to resolve any disputed items before the due date for such Tax Return, the Tax Return shall be filed as prepared by Parent and then amended to reflect the Independent Accountant's resolution. The costs, fees and expenses of the Independent Accountant shall be borne equally by Parent and Stockholder Representative. The preparation and filing of any Tax Return of the Company that does not relate to a Pre-Closing Tax Period or Straddle Period shall be exclusively within the control of Parent. Parent shall be entitled to deduct from the Indemnification Escrow Funds (i) Taxes due with respect to any such Tax Return that relate to Pre-Closing Tax Periods and (ii) Taxes due with respect to any such Tax Return that relate to Straddle Periods that are attributable under Section 6.05 to the portion of such Straddle Period ending on the Closing Date, but only to the extent such Taxes due were not taken into account as liabilities in computing the Closing Working Capital.

Section 6.05      Straddle Period. In the case of Taxes that are payable with respect to a taxable period that begins before and ends after the Closing Date (each such period, a “Straddle Period”), the portion of any such Taxes that are treated as Pre-Closing Taxes for purposes of this Agreement shall be:

(a)            in the case of Taxes (i) based upon, or related to, income, receipts, profits, wages, payroll, capital or net worth, (ii) imposed in connection with the sale, transfer or assignment of property, or (iii) required to be withheld, deemed equal to the amount which would be payable if the taxable year ended with the Closing Date; and

(b)           in the case of other Taxes, deemed to be the amount of such Taxes for the entire period multiplied by a fraction the numerator of which is the number of days in the period ending on the Closing Date and the denominator of which is the number of days in the entire period.

Section 6.06      Contests. Parent agrees to give written notice to Stockholder Representative of the receipt of any written notice by the Company, Parent or any of Parent's Affiliates which involves the assertion of any claim, or the commencement of any Action, in respect of which an indemnity may be sought by Parent pursuant to this Article VI (a “Tax Claim”); provided, that failure to comply with this provision shall not affect Parent's right to indemnification hereunder. Parent shall control the contest or resolution of any Tax Claim; provided, however, that Parent shall obtain the prior written consent of Stockholder Representative (which consent shall not be unreasonably withheld, conditioned or delayed) before entering into any settlement of a claim or ceasing to defend such claim; and, provided further, that Stockholder Representative shall be entitled to participate in the defense of such claim and to employ counsel of its choice for such purpose, the fees and expenses of which separate counsel shall be borne solely by Stockholder Representative.

Section 6.07      Cooperation and Exchange of Information. The Stockholder Representative, the Company and Parent shall provide each other with such cooperation and information as either of them reasonably may request of the others in filing any Tax Return pursuant to this Article VI or in connection with any Action, audit or other proceeding in respect of Taxes of the Company. Such cooperation and information shall include providing copies of relevant Tax Returns or portions thereof, together with accompanying schedules, related work papers and documents relating to rulings or other determinations by tax authorities. Each of Stockholder Representative, the Company and Parent shall retain all Tax Returns, schedules and work papers, records and other documents in its possession relating to Tax matters of the Company for any taxable period beginning before the Closing Date until the expiration of the statute of limitations of the taxable periods to which such Tax Returns and other documents relate, without regard to extensions except to the extent notified by any of the other parties in writing of such extensions for the respective Tax periods. Prior to transferring, destroying or discarding any Tax Returns, schedules and work papers, records and other documents in its possession relating to Tax matters of the Company for any taxable period beginning before the Closing Date, Stockholder Representative, the Company or Parent (as the case may be) shall provide the other parties with reasonable written notice and offer the other parties the opportunity to take custody of such materials.

Section 6.08      Tax Treatment of Indemnification Payments. Any indemnification payments pursuant to this Article VI shall be treated as an adjustment to the Purchase Consideration by the parties for Tax purposes, unless otherwise required by Law.

Section 6.09      Payments to Parent Any amounts payable to Parent pursuant to this Article VI shall be satisfied: (i) from the Indemnification Escrow Fund; and (ii) to the extent such amounts exceed the amount available to Parent in the Indemnification Escrow Fund, from the Stockholders, jointly and severally. With respect to payments from the Indemnification Escrow Fund, the number of shares of Parent Common Stock to be delivered to Parent from the Indemnification Escrow Fund shall be calculated by dividing the amount payable to Parent pursuant to this Article VI by fifty percent (50%) of the VWAP ending on the Business Day immediately preceding the Closing Date.

Section 6.10      FIRPTA Statement. On the Closing Date, the Company shall deliver to Parent an affidavit, under penalties of perjury, stating that the Company is not and has not been a United States real property holding corporation, dated as of the Closing Date, and in the form and substance required by Treasury Regulation Section 1.897-2(h) and 1.1445-3(c) so that Parent is exempt from withholding any portion of the Merger Consideration hereunder (the “FIPRTA Statement”).

Section 6.11      Survival. Notwithstanding anything in this Agreement to the contrary, the provisions of Section 3.22 and this Article VI shall survive for the longer of (i) the full period of all applicable statutes of limitations (giving effect to any waiver, mitigation or extension thereof) plus 60 days, and (ii) ten (10) years after the Closing.

Section 6.12      Overlap. To the extent that any obligation or responsibility pursuant to Article VIII may overlap with an obligation or responsibility pursuant to this Article VI, the provisions of this Article VI shall govern.

Article VII
Conditions to closing

Section 7.01      Conditions to Obligations of All Parties. The obligations of each party to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment, at or prior to the Closing, of each of the following conditions:

(a)            This Agreement shall have been duly adopted by the Requisite Company Vote.

(b)           The filings of Parent and the Company pursuant to the HSR Act, if any, shall have been made and the applicable waiting period and any extensions thereof shall have expired or been terminated.

(c)            No Governmental Authority shall have enacted, issued, promulgated, enforced or entered any Governmental Order which is in effect and has the effect of making the transactions contemplated by this Agreement illegal, otherwise restraining or prohibiting consummation of such transactions or causing any of the transactions contemplated hereunder to be rescinded following completion thereof.

(d)           The Company shall have received all consents, authorizations, orders and approvals from the Governmental Authorities referred to in Section 3.03 and Parent shall have received all consents, authorizations, orders and approvals from the Governmental Authorities referred to in Section 4.02, in each case, in form and substance reasonably satisfactory to Parent and the Company, and no such consent, authorization, order and approval shall have been revoked.

Section 7.02      Conditions to Obligations of Parent and Merger Sub. The obligations of Parent and Merger Sub to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment or Parent's waiver, at or prior to the Closing, of each of the following conditions:

(a)            Other than the representations and warranties of the Company contained in Section 3.01, Section 3.02(a), Section 3.04, Section 3.05, Section 3.06, Section 3.25, Section 3.27, Section 3.28, Section 3.29, Section 3.30, and Section 3.31 the representations and warranties of the Company contained in this Agreement, the Ancillary Documents and any certificate or other writing delivered pursuant hereto shall be true and correct in all respects (in the case of any representation or warranty qualified by materiality or Material Adverse Effect) or in all material respects (in the case of any representation or warranty not qualified by materiality or Material Adverse Effect) on and as of the date hereof and on and as of the Closing Date with the same effect as though made at and as of such date (except those representations and warranties that address matters only as of a specified date, the accuracy of which shall be determined as of that specified date in all respects). The representations and warranties of the Company contained in Section 3.01, Section 3.02(a), Section 3.04, Section 3.05, Section 3.06, Section 3.25, Section 3.27, Section 3.28, Section 3.29, Section 3.30, and Section 3.31 shall be true and correct in all respects on and as of the date hereof and on and as of the Closing Date with the same effect as though made at and as of such date (except those representations and warranties that address matters only as of a specified date, the accuracy of which shall be determined as of that specified date in all respects).

(b)           The Company shall have duly performed and complied in all material respects with all agreements, covenants and conditions required by this Agreement and each of the Ancillary Documents to be performed or complied with by it prior to or on the Closing Date.

(c)            No Action shall have been commenced against Parent, Merger Sub, the Company or any of its Subsidiaries, which would prevent the Closing. No injunction or restraining order shall have been issued by any Governmental Authority, and be in effect, which restrains or prohibits any transaction contemplated hereby.

(d)           All approvals, consents and waivers that are listed on Section 3.03 of the Disclosure Schedules, or otherwise required in connection with the transactions contemplated under this Agreement, shall have been received, and executed counterparts thereof shall have been delivered to Parent at or prior to the Closing.

(e)            From the date of this Agreement, there shall not have occurred any Material Adverse Effect, nor shall any event or events have occurred that, individually or in the aggregate, with or without the lapse of time, could reasonably be expected to result in a Material Adverse Effect.

(f)            The Company shall have delivered each of the closing deliverables set forth in Section 2.03(a).

(g)           Holders of no more than 25% of the outstanding shares of Company Common Stock as of immediately prior to the Effective Time, in the aggregate, shall have exercised, or remain entitled to exercise, statutory appraisal rights pursuant to Section 7-113-102 of the CBCA with respect to such shares of Company Common Stock.

(h)           All consulting agreements (“Consulting Agreements”) by which the Company has agreed to provide its clients (the “Prospective Franchisors”) services related to obtaining regulatory approval to obtain marijuana dispensary licenses shall be in full force and effect, and shall continue to be in full force and effect after the Effective Time (and inure to the benefit of the Surviving Corporation) except for those that have expired in accordance with their terms.

(i)             All Franchise Agreements shall be in full force and effect, and shall continue to be in full force and effect after the Effective Time (and inure to the benefit of the Surviving Corporation) except for those that have expired in accordance with their terms.

(j)             [redacted]

(k)           OCG-CO-RETAIL-T-6702 TOWER, LLC, a Colorado limited liability company and OCG-CO-RETAIL-C-6702 TOWER, LLC, a Colorado limited liability company, and certain other parties shall have entered into the Lease Settlement Agreement, Parent shall have received the fully executed Lease Settlement Agreement, and the Lease Settlement Agreement shall be on terms satisfactory to Parent, in Parent’s sole and absolute discretion.

(l)             Any and all employment agreements, and any amendments thereto, that were in effect prior to the Closing between the Company and/or any Subsidiary of the Company and Christian Hageseth, Mike Weinberger, John Darwin, Corey Carter, Francis Knuettel II, and any other employment agreement entered into by the Company and/or any Subsidiary of the Company, shall have been terminated on terms satisfactory to Parent in its sole and absolute discretion, and the Company shall have delivered documentation of same to Parent.

(m)          All officers of the Company and/or any of its Subsidiaries shall have been terminated, the Company shall have delivered documentation of same to Parent, and all such Persons shall have delivered full releases of the Company, its Subsidiaries, Parent, Merger Sub, and their respective Affiliates on terms satisfactory to Parent in its sole and absolute discretion.

(n)           Each of Christian Hageseth, Mike Weinberger, John Darwin, Corey Carter, Francis Knuettel II, [redacted], Justin Livingston shall have delivered to Parent full releases of the Company, its Subsidiaries, Parent, Merger Sub, and their respective Affiliates on term satisfactory to Parent in its sole and absolute discretion (including, without limitation, a full release with respect to any and all employment agreements (and any amendments thereto) and any other Liabilities to any of such individuals).

(o)           The Company shall have delivered to Parent fully executed Option Cancellation Agreements from each Optionholder, Warrant Cancellation Agreements from each Warrantholder, Note Cancellation Agreements from each holder of a Non-Automatic Convertible Note, and Restricted Stock Unit Cancellation Agreements from each holder of Restricted Stock Units, and all such documents shall be acceptable to Parent in its sole and absolute discretion, and shall include full releases of the Company, its Subsidiaries, Parent, Merger Sub, and their respective Affiliates.

(p)           Each of the Principals and [redacted] shall have delivered to Parent documentation satisfactory to Parent, in its sole and absolute discretion, as proof of actual cash contributions (made by delivery of cash, check or wire transfer) made by each such Person to the Company and fully reflected as owing to any of Christian Hageseth, Mike Weinberger, John Darwin or [redacted] in the Financial Statements of the Company or any of its Subsidiaries.

(q)           Parent and Merger Sub shall be satisfied, in their sole and absolute discretion, with the results of their due diligence investigation of the Company, and with the Disclosure Schedules delivered by the Company pursuant to this Agreement.

(r)            Parent shall have raised at least Four Million Dollars (USD $4,000,000.00) through a private placement of its equity securities after October 1, 2020.

(s)            Company shall have delivered documentation to Parent, satisfactory to Parent in its sole and absolute discretion, of the settlement of the dispute between the Company and Greystone Technology Group, Inc., and the full release of any Encumbrances related thereto (including, without limitation, the judgement lien in favor of Greystone Technology Group, Inc.

(t)             All Subsidiaries of the Company that are not engaging in any business or other activity shall have been dissolved by the Company on terms satisfactory to Parent in its sole and absolute discretion.

(u)           Parent shall have received leak out agreements from such of its shareholders as determined by Parent in its sole and absolute discretion, and in a form or forms agreed to by Parent in its sole and absolute discretion.

(v)           [redacted]

Section 7.03      Conditions to Obligations of the Company. The obligations of the Company to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment or the Company's waiver, at or prior to the Closing, of each of the following conditions:

(a)            Other than the representations and warranties of Parent and Merger Sub contained in Section 4.01 and Section 4.04, the representations and warranties of Parent and Merger Sub contained in this Agreement, the Ancillary Documents and any certificate or other writing delivered pursuant hereto shall be true and correct in all respects (in the case of any representation or warranty qualified by materiality or Material Adverse Effect) or in all material respects (in the case of any representation or warranty not qualified by materiality or Material Adverse Effect) on and as of the date hereof and on and as of the Closing Date with the same effect as though made at and as of such date (except those representations and warranties that address matters only as of a specified date, the accuracy of which shall be determined as of that specified date in all respects). The representations and warranties of Parent and Merger Sub contained in Section 4.01 and Section 4.04 shall be true and correct in all respects on and as of the date hereof and on and as of the Closing Date with the same effect as though made at and as of such date.

(b)           Parent and Merger Sub shall have duly performed and complied in all material respects with all agreements, covenants and conditions required by this Agreement and each of the Ancillary Documents to be performed or complied with by them prior to or on the Closing Date; provided, that, with respect to agreements, covenants and conditions that are qualified by materiality, Parent and Merger Sub shall have performed such agreements, covenants and conditions, as so qualified, in all respects.

(c)            No injunction or restraining order shall have been issued by any Governmental Authority, and be in effect, which restrains or prohibits any material transaction contemplated hereby.

(d)           All approvals, consents and waivers that are listed on Section 4.02 of the Disclosure Schedules shall have been received, and executed counterparts thereof shall have been delivered to the Company at or prior to the Closing.

(e)            Parent shall have delivered each of the closing deliverables set forth in Section 2.03(b).

Article VIII
Indemnification

Section 8.01      Survival. Subject to the limitations and other provisions of this Agreement, the representations and warranties contained herein shall survive the Closing and shall remain in full force and effect until the date that is two (2) years from the Closing Date; provided, that the representations and warranties in (a) Section 3.01, Section 3.02(a), Section 3.03, Section 3.04, Section 3.25, Section 4.01 and Section 4.04 shall survive indefinitely, and (b) Section 3.10, Section 3.12, Section 3.18, Section 3.20, Section 3.22, and Section 3.27 shall survive for the full period of all applicable statutes of limitations (giving effect to any waiver, mitigation or extension thereof) plus 60 days. All covenants and agreements of the parties contained herein (other than any covenants or agreements contained in Article VI which are subject to Article VI) shall survive the Closing indefinitely or for the period explicitly specified therein. Notwithstanding the foregoing, any claims asserted in good faith with reasonable specificity (to the extent known at such time) and in writing by notice from the Indemnified Party to the Indemnifying Party prior to the expiration date of the applicable survival period shall not thereafter be barred by the expiration of the relevant representation or warranty and such claims shall survive until finally resolved.

Section 8.02      Indemnification By Stockholders and Principals. Subject to the other terms and conditions of this Article VIII, the Stockholders and each of the Principals, jointly and severally, shall indemnify and defend each of Parent and its Affiliates (including the Company) and their respective Representatives (collectively, the “Parent Indemnitees”) against, and shall hold each of them harmless from and against, and shall pay and reimburse each of them for, any and all Losses incurred or sustained by, or imposed upon, the Parent Indemnitees based upon, arising out of, with respect to or by reason of:

(a)            any inaccuracy in or breach of any of the representations or warranties of the Company and/or the Principals contained in this Agreement or in any certificate or instrument delivered by or on behalf of the Company pursuant to this Agreement (other than in respect of Section 3.22, it being understood that the sole remedy for any such inaccuracy in or breach thereof shall be pursuant to Article VI), as of the date such representation or warranty was made or as if such representation or warranty was made on and as of the Closing Date (except for representations and warranties that expressly relate to a specified date, the inaccuracy in or breach of which will be determined with reference to such specified date);

(b)           any breach or non-fulfillment of any covenant, agreement or obligation to be performed by the Company or the Principals pursuant to this Agreement (other than any breach or violation of, or failure to fully perform, any covenant, agreement, undertaking or obligation in Article VI, it being understood that the sole remedy for any such breach, violation or failure shall be pursuant to Article VI);

(c)            any Action by any Stockholder, Optionholder, Warrantholder, Automatic Convertible Note holder, Non-Automatic Convertible Notes holder, holder of Restricted Stock Units, or any other Person relating to such Person's rights with respect to the Merger Consideration, or the calculations and determinations set forth on the Consideration Spreadsheet;

(d)           any amounts paid to the holders of Dissenting Shares, including any interest required to be paid thereon;

(e)            any Transaction Expenses or Indebtedness of the Company or any of its Subsidiaries outstanding as of the Closing to the extent not paid or satisfied by the Company at or prior to the Closing, or if paid by Parent or Merger Sub at or prior to the Closing, to the extent not deducted in the determination of Closing Merger Consideration in accordance with this Agreement; or

(f)            [redacted]

Section 8.03      Indemnification By Parent. Subject to the other terms and conditions of this Article VIII, Parent shall indemnify and defend each of the Stockholders and their Affiliates and their respective Representatives (collectively, the “Stockholder Indemnitees”) against, and shall hold each of them harmless from and against, and shall pay and reimburse each of them for, any and all Losses incurred or sustained by, or imposed upon, the Stockholder Indemnitees based upon, arising out of, with respect to or by reason of:

(a)            any inaccuracy in or breach of any of the representations or warranties of Parent and Merger Sub contained in this Agreement or in any certificate or instrument delivered by or on behalf of Parent or Merger Sub pursuant to this Agreement, as of the date such representation or warranty was made or as if such representation or warranty was made on and as of the Closing Date (except for representations and warranties that expressly relate to a specified date, the inaccuracy in or breach of which will be determined with reference to such specified date); or

(b)           any breach or non-fulfillment of any covenant, agreement or obligation to be performed by Parent or Merger Sub pursuant to this Agreement (other than Article VI, it being understood that the sole remedy for any such breach thereof shall be pursuant to Article VI).

Section 8.04      Certain Limitations. The indemnification provided for in Section 8.03 shall be subject to the following limitations:

(a)            The aggregate amount of all Losses for which Parent shall be liable pursuant to Section 8.03(a) shall not exceed the Purchase Consideration.

(b)           For purposes of this Article VIII, any inaccuracy in or breach of any representation or warranty shall be determined without regard to any materiality, Material Adverse Effect or other similar qualification contained in or otherwise applicable to such representation or warranty.

Section 8.05      Indemnification Procedures. The party making a claim under this Article VIII is referred to as the “Indemnified Party”, and the party against whom such claims are asserted under this Article VIII is referred to as the “Indemnifying Party”. For purposes of this Article VIII, (i) if Parent (or any other Parent Indemnitee) comprises the Indemnified Party, any references to Indemnifying Party (except provisions relating to an obligation to make payments) shall be deemed to refer to Stockholder Representative and Principals, and (ii) if Parent comprises the Indemnifying Party, any references to the Indemnified Party shall be deemed to refer to Stockholder Representative. Any payment received by Stockholder Representative as the Indemnified Party shall be distributed to the Stockholders in accordance with this Agreement.

(a)            Third Party Claims. If any Indemnified Party receives notice of the assertion or commencement of any Action made or brought by any Person who is not a party to this Agreement or an Affiliate of a party to this Agreement or a Representative of the foregoing (a “Third Party Claim”) against such Indemnified Party with respect to which the Indemnifying Party is obligated to provide indemnification under this Agreement, the Indemnified Party shall give the Indemnifying Party reasonably prompt written notice thereof, but in any event not later than thirty (30) calendar days after receipt of such notice of such Third Party Claim. The failure to give such prompt written notice shall not, however, relieve the Indemnifying Party of its indemnification obligations, except and only to the extent that the Indemnifying Party forfeits rights or defenses by reason of such failure. Such notice by the Indemnified Party shall describe the Third Party Claim in reasonable detail, shall include copies of all material written evidence thereof and shall indicate the estimated amount, if reasonably practicable, of the Loss that has been or may be sustained by the Indemnified Party. The Indemnifying Party shall have the right to participate in, or by giving written notice to the Indemnified Party, to assume the defense of any Third Party Claim at the Indemnifying Party's expense and by the Indemnifying Party's own counsel, and the Indemnified Party shall cooperate in good faith in such defense; provided, that if the Indemnifying Party is a Stockholder or any of the Principals, such Indemnifying Party shall not have the right to defend or direct the defense of any such Third Party Claim that (x) is asserted directly by or on behalf of a Person that is a supplier or customer of the Company, or (y) seeks an injunction or other equitable relief against the Indemnified Parties. In the event that the Indemnifying Party assumes the defense of any Third Party Claim, subject to Section 8.05(b), it shall have the right to take such action as it deems necessary to avoid, dispute, defend, appeal or make counterclaims pertaining to any such Third Party Claim in the name and on behalf of the Indemnified Party. The Indemnified Party shall have the right to participate in the defense of any Third Party Claim with counsel selected by it subject to the Indemnifying Party's right to control the defense thereof. The fees and disbursements of such counsel shall be at the expense of the Indemnified Party, provided, that if in the reasonable opinion of counsel to the Indemnified Party, (A) there are legal defenses available to an Indemnified Party that are different from or additional to those available to the Indemnifying Party; or (B) there exists a conflict of interest between the Indemnifying Party and the Indemnified Party that cannot be waived, the Indemnifying Party shall be liable for the reasonable fees and expenses of counsel to the Indemnified Party in each jurisdiction for which the Indemnified Party determines counsel is required. If the Indemnifying Party elects not to compromise or defend such Third Party Claim, fails to promptly notify the Indemnified Party in writing of its election to defend as provided in this Agreement, or fails to diligently prosecute the defense of such Third Party Claim, the Indemnified Party may, subject to Section 8.05(b), pay, compromise, defend such Third Party Claim and seek indemnification for any and all Losses based upon, arising from or relating to such Third Party Claim. Stockholder Representative, Principals, and Parent shall cooperate with each other in all reasonable respects in connection with the defense of any Third Party Claim, including making available records relating to such Third Party Claim and furnishing, without expense (other than reimbursement of actual out-of-pocket expenses) to the defending party, management employees of the non-defending party as may be reasonably necessary for the preparation of the defense of such Third Party Claim.

(b)           Settlement of Third Party Claims. Notwithstanding any other provision of this Agreement, the Indemnifying Party shall not enter into settlement of any Third Party Claim without the prior written consent of the Indemnified Party, except as provided in this Section 8.05(b). If a firm offer is made to settle a Third Party Claim without leading to liability or the creation of a financial or other obligation on the part of the Indemnified Party and provides, in customary form, for the unconditional release of each Indemnified Party from all liabilities and obligations in connection with such Third Party Claim and the Indemnifying Party desires to accept and agree to such offer, the Indemnifying Party shall give written notice to that effect to the Indemnified Party. If the Indemnified Party fails to consent to such firm offer within ten (10) days after its receipt of such notice, the Indemnified Party may continue to contest or defend such Third Party Claim and in such event, the maximum liability of the Indemnifying Party as to such Third Party Claim shall not exceed the amount of such settlement offer. If the Indemnified Party fails to consent to such firm offer and also fails to assume defense of such Third Party Claim, the Indemnifying Party may settle the Third Party Claim upon the terms set forth in such firm offer to settle such Third Party Claim. If the Indemnified Party has assumed the defense pursuant to Section 8.05(a), it shall not agree to any settlement without the written consent of the Indemnifying Party (which consent shall not be unreasonably withheld or delayed).

(c)            Direct Claims. Any Action by an Indemnified Party on account of a Loss which does not result from a Third Party Claim (a “Direct Claim”) shall be asserted by the Indemnified Party giving the Indemnifying Party reasonably prompt written notice thereof, but in any event not later than thirty (30) days after the Indemnified Party becomes aware of such Direct Claim. The failure to give such prompt written notice shall not, however, relieve the Indemnifying Party of its indemnification obligations, except and only to the extent that the Indemnifying Party forfeits rights or defenses by reason of such failure. Such notice by the Indemnified Party shall describe the Direct Claim in reasonable detail, shall include copies of all material written evidence thereof and shall indicate the estimated amount, if reasonably practicable, of the Loss that has been or may be sustained by the Indemnified Party. The Indemnifying Party shall have thirty (30) days after its receipt of such notice to respond in writing to such Direct Claim. The Indemnified Party shall allow the Indemnifying Party and its professional advisors to investigate the matter or circumstance alleged to give rise to the Direct Claim, and whether and to what extent any amount is payable in respect of the Direct Claim and the Indemnified Party shall assist the Indemnifying Party's investigation by giving such information and assistance (including access to the Company's premises and personnel and the right to examine and copy any accounts, documents or records) as the Indemnifying Party or any of its professional advisors may reasonably request. If the Indemnifying Party does not so respond within such thirty (30) day period, the Indemnifying Party shall be deemed to have rejected such claim, in which case the Indemnified Party shall be free to pursue such remedies as may be available to the Indemnified Party on the terms and subject to the provisions of this Agreement.

(d)           Tax Claims. Notwithstanding any other provision of this Agreement, the control of any claim, assertion, event or proceeding in respect of Taxes of the Company (including, but not limited to, any such claim in respect of a breach of the representations and warranties in Section 3.22 hereof or any breach or violation of or failure to fully perform any covenant, agreement, undertaking or obligation in Article VI) shall be governed exclusively by Article VI hereof.

Section 8.06      Payments; Indemnification Escrow Fund.

(a)            Once a Loss is agreed to by the Indemnifying Party or finally adjudicated to be payable pursuant to this Article VIII, the Indemnifying Party shall satisfy its obligations within fifteen (15) Business Days of such final, non-appealable adjudication by wire transfer of immediately available funds. The parties hereto agree that should an Indemnifying Party not make full payment of any such obligations within such fifteen (15) Business Day period, any amount payable shall accrue interest from and including the date of agreement of the Indemnifying Party or final, non-appealable adjudication to but excluding the date such payment has been made at a rate per annum equal to ten percent (10%). Such interest shall be calculated daily on the basis of a 365 day year and the actual number of days elapsed.

(b)           Any Losses payable to a Parent Indemnitee pursuant to Article VIII shall, except as otherwise provided herein, be satisfied: (i) from the Indemnification Escrow Fund; and (ii) to the extent the amount of Losses exceeds the amounts available to the Parent Indemnitee in the Indemnification Escrow Fund, from the Principals, jointly and severally, in an amount up to the amount of their respective Principal Notes. With respect to payments from the Indemnification Escrow Fund for Losses payable to a Parent Indemnitee, the number of shares of Parent Common Stock to be delivered to Parent from the Indemnification Escrow Fund shall be calculated by dividing the amount of Losses payable to such Parent Indemnitee pursuant to this Article VIII by fifty percent (50%) of the VWAP of the Parent Common Stock ending on the Business Day immediately preceding such payment date. Notwithstanding anything in this Agreement to the contrary, Parent Indemnitees shall have the right to require indemnification from the Principals in an amount up to the amount of their respective Principal Notes without first seeking shares of Parent Common Stock from the Indemnification Escrow Fund, and the exercise of such right shall not impair the right of Parent Indemnitees with respect to the Indemnification Escrow Fund.

(c)            Upon the termination of the Indemnification Escrow Fund pursuant to the terms of the Escrow Agreement, the Escrow Agent shall deliver shares remaining in the Indemnification Escrow Fund to the Stockholders as set forth in the Escrow Agreement in accordance with their Pro Rata Shares; provided, however that any fractional shares shall be rounded down and no fractional shares of Parent Common Stock shall be delivered, and any remaining shares of Parent Common Stock after such rounding down shall be returned to Parent; and provided, further, that such shares shall remain subject to the Lock Up Agreements, as applicable.

(d)           Notwithstanding anything to the contrary in this Agreement, and without prejudice to any other right or remedy it has or may have, Parent shall have the right to set off or recoup all unpaid principal and accrued interest due to any of Mike Weinberger, John Darwin and/or Christian Hageseth under any or all of the Principal Notes against any Losses payable to a Parent Indemnitee pursuant to Article VIII with respect to any inaccuracy in or breach of any of the Fundamental Representations in an amount equal to one (1) times such Losses (100% of the applicable Losses).

(e)            Notwithstanding anything to the contrary in this Agreement, and without prejudice to any other right or remedy it has or may have, Parent shall have the right to direct Parent’s transfer agent to transfer any, or all, of the shares of Parent Common Stock subject to any of the Lock Up Agreements to Parent to be applied against any Losses payable to a Parent Indemnitee pursuant to Article VIII by providing the Parent’s transfer agent written notice stating the number of shares of Parent Common Stock that the Parent Indemnitee is entitled to pursuant to pursuant to Article VIII. With respect to Losses payable to a Parent Indemnitee which can be satisfied from shares of Parent Common Stock subject to any of the Lock Up Agreements, the number of shares of Parent Common Stock to be delivered or transferred to Parent by Parent’s transfer agent shall be calculated by dividing the amount of Losses payable to such Parent Indemnitee pursuant to this Article VIII by fifty percent (50%) of the VWAP of the Parent Common Stock ending on the Business Day immediately preceding the date Parent provides such written notice to Parent’s transfer agent. None of the Principals shall have any further rights with respect to any and all shares of Parent Common Stock delivered or transferred to Parent pursuant to this Section 8.06(d).

Section 8.07      Tax Treatment of Indemnification Payments. All indemnification payments or distributions made under this Agreement shall be treated by the parties as an adjustment to the Merger Consideration for Tax purposes, unless otherwise required by Law.

Section 8.08      Effect of Investigation. The representations, warranties and covenants of the Indemnifying Party, and the Indemnified Party's right to indemnification with respect thereto, shall not be affected or deemed waived by reason of any investigation made by or on behalf of the Indemnified Party (including by any of its Representatives) or by reason of the fact that the Indemnified Party or any of its Representatives knew or should have known that any such representation or warranty is, was or might be inaccurate or by reason of the Indemnified Party's waiver of any condition set forth in Section 7.02 or Section 7.03, as the case may be.

Section 8.09      Exclusive Remedies. Subject to Section 10.12, the parties acknowledge and agree that their sole and exclusive remedy with respect to any and all claims (other than claims arising from fraud, criminal activity or willful misconduct on the part of a party hereto in connection with the transactions contemplated by this Agreement) for any breach of any representation, warranty, covenant, agreement or obligation set forth herein or otherwise relating to the subject matter of this Agreement, shall be pursuant to the indemnification provisions set forth in Article VI and this Article VIII (including, without limitation, any rights under the Principal Notes and/or Lock Up Agreements). In furtherance of the foregoing, each party hereby waives, to the fullest extent permitted under Law, any and all rights, claims and causes of action for any breach of any representation, warranty, covenant, agreement or obligation set forth herein or otherwise relating to the subject matter of this Agreement it may have against the other parties hereto and their Affiliates and each of their respective Representatives arising under or based upon any Law, except pursuant to the indemnification provisions set forth in Article VI and this Article VIII . Nothing in this Section 8.09 shall limit any Person's right to seek and obtain any equitable relief to which any Person shall be entitled or to seek any remedy on account of any party's fraudulent, criminal or intentional misconduct.

Article IX
Termination

Section 9.01      Termination. This Agreement may be terminated at any time prior to the Closing:

(a)            by the mutual written consent of the Company and Parent;

(b)           by Parent by written notice to the Company if:

(i)             neither Parent nor Merger Sub is then in material breach of any provision of this Agreement and there has been a breach, inaccuracy in or failure to perform any representation, warranty, covenant or agreement made by the Company pursuant to this Agreement that would give rise to the failure of any of the conditions specified in Article VII and such breach, inaccuracy or failure has not been cured by the Company within ten (10) days of the Company's receipt of written notice of such breach from Parent; or

(ii)           any of the conditions set forth in Section 7.01 or Section 7.02 shall not have been, or if it becomes apparent that any of such conditions will not be, fulfilled by March 1, 2021, unless such failure shall be due to the failure of Parent to perform or comply with any of the covenants, agreements or conditions hereof to be performed or complied with by it prior to the Closing; provided, however, that Parent’s or any of its Subsidiaries’ exercise of its or their sole and absolute discretion with respect to any approvals, determinations of sufficiency, or otherwise, shall not constitute a failure of Parent to perform or comply under this Section 9.01(b)(ii);

(c)            by the Company by written notice to Parent if:

(i)             the Company is not then in material breach of any provision of this Agreement and there has been a breach, inaccuracy in or failure to perform any representation, warranty, covenant or agreement made by Parent or Merger Sub pursuant to this Agreement that would give rise to the failure of any of the conditions specified in Article VII and such breach, inaccuracy or failure has not been cured by Parent or Merger Sub within ten (10) days of Parent's or Merger Sub's receipt of written notice of such breach from the Company; or

(ii)           any of the conditions set forth in Section 7.01 or Section 7.03 shall not have been, or if it becomes apparent that any of such conditions will not be, fulfilled by March 1, 2021, unless such failure shall be due to the failure of the Company to perform or comply with any of the covenants, agreements or conditions hereof to be performed or complied with by it prior to the Closing; or

(d)           by Parent or the Company if:

(i)             there shall be any Law that makes consummation of the transactions contemplated by this Agreement illegal or otherwise prohibited or any Governmental Authority shall have issued a Governmental Order restraining or enjoining the transactions contemplated by this Agreement, and such Governmental Order shall have become final and non-appealable; or

(ii)           if the Closing has not occurred by March 1, 2021; or

(iii)         if by December 31, 2020, the Company shall not have delivered to Parent a copy of the executed Written Consent evidencing receipt of the Requisite Company Vote.

Section 9.02      Effect of Termination. In the event of the termination of this Agreement in accordance with this Article, this Agreement shall forthwith become void and there shall be no liability on the part of any party hereto except:

(a)            as set forth in this Article IX, Section 5.02(b) and Article X hereof; and

(b)           that nothing herein shall relieve any party hereto from liability for any willful breach of any provision hereof.

Article X
Miscellaneous

Section 10.01   Stockholder Representative

(a)            By approving this Agreement and the transactions contemplated hereby or by executing and delivering a Letter of Transmittal, each Stockholder shall have irrevocably authorized and appointed Stockholder Representative as such Person’s representative and attorney-in-fact to act on behalf of such Person with respect to this Agreement and the Escrow Agreement and to take any and all actions and make any decisions required or permitted to be taken by Stockholder Representative pursuant to this Agreement or the Escrow Agreement, including the exercise of the power to:

(i)             give and receive notices and communications;

(ii)           authorize delivery to Parent of shares from the Indemnification Escrow Fund in satisfaction of any amounts owed to Parent pursuant to Section 2.17 or from the Indemnification Escrow Fund in satisfaction of claims for indemnification made by Parent pursuant to Article VI and Article VIII or from the Indemnification Escrow Fund for other purposes provided for in this Agreement;

(iii)         agree to, negotiate, enter into settlements and compromises of, and comply with orders or otherwise handle any other matters described in Section 2.17;

(iv)          agree to, negotiate, enter into settlements and compromises of, and comply with orders of courts with respect to claims for indemnification made by Parent pursuant to Article VI and Article VIII;

(v)           litigate, arbitrate, resolve, settle or compromise any claim for indemnification pursuant to Article VI and Article VIII;

(vi)          execute and deliver all documents necessary or desirable to carry out the intent of this Agreement and any Ancillary Document (including the Escrow Agreement);

(vii)        make all elections or decisions contemplated by this Agreement and any Ancillary Document (including the Escrow Agreement);

(viii)      engage, employ or appoint any agents or representatives (including attorneys, accountants and consultants) to assist Stockholder Representative in complying with its duties and obligations; and

(ix)          take all actions necessary or appropriate in the good faith judgment of Stockholder Representative for the accomplishment of the foregoing.

Parent shall be entitled to deal exclusively with Stockholder Representative on all matters relating to this Agreement (including Article VIII) and shall be entitled to rely conclusively (without further evidence of any kind whatsoever) on any document executed or purported to be executed on behalf of any Stockholder by Stockholder Representative, and on any other action taken or purported to be taken on behalf of any Stockholder by Stockholder Representative, as being fully binding upon such Person. Notices or communications to or from Stockholder Representative shall constitute notice to or from each of the Stockholders. Any decision or action by Stockholder Representative hereunder, including any agreement between Stockholder Representative and Parent relating to the defense, payment or settlement of any claims for indemnification hereunder, shall constitute a decision or action of all Stockholders and shall be final, binding and conclusive upon each such Person. No Stockholder shall have the right to object to, dissent from, protest or otherwise contest the same. The provisions of this Section, including the power of attorney granted hereby, are independent and severable, are irrevocable and coupled with an interest and shall not be terminated by any act of any one or Stockholders, or by operation of Law, whether by death or other event.

(b)           The Stockholder Representative may resign at any time, and may be removed for any reason or no reason by the vote or written consent of a majority in interest of the Stockholders according to each Stockholder's Pro Rata Share (the “Majority Holders”); provided, however, in no event shall Stockholder Representative resign or be removed without the Majority Holders having first appointed a new Stockholder Representative who shall assume such duties immediately upon the resignation or removal of Stockholder Representative. In the event of the death, incapacity, resignation or removal of Stockholder Representative, a new Stockholder Representative shall be appointed by the vote or written consent of the Majority Holders. Notice of such vote or a copy of the written consent appointing such new Stockholder Representative shall be sent to Parent, such appointment to be effective upon the later of the date indicated in such consent or the date such notice is received by Parent; provided, that until such notice is received, Parent, Merger Sub and the Surviving Corporation shall be entitled to rely on the decisions and actions of the prior Stockholder Representative as described in Section 10.01(a) above.

(c)            The Stockholder Representative shall not be liable to the Stockholders for actions taken pursuant to this Agreement or the Escrow Agreement, except to the extent such actions shall have been determined by a court of competent jurisdiction to have constituted gross negligence or involved fraud, intentional misconduct or bad faith (it being understood that any act done or omitted pursuant to the advice of counsel, accountants and other professionals and experts retained by Stockholder Representative shall be conclusive evidence of good faith). The Stockholders shall severally and not jointly (in accordance with their Pro Rata Shares), indemnify and hold harmless Stockholder Representative from and against, compensate it for, reimburse it for and pay any and all losses, liabilities, claims, actions, damages and expenses, including reasonable attorneys’ fees and disbursements, arising out of and in connection with its activities as Stockholder Representative under this Agreement and the Escrow Agreement (the “Representative Losses”), in each case as such Representative Loss is suffered or incurred; provided, that in the event it is finally adjudicated that a Representative Loss or any portion thereof was primarily caused by the gross negligence, fraud, intentional misconduct or bad faith of Stockholder Representative, Stockholder Representative shall reimburse the Stockholders the amount of such indemnified Representative Loss attributable to such gross negligence, fraud, intentional misconduct or bad faith. The Representative Losses shall be satisfied: (i) from the Stockholder Representative Expense Fund; and (ii) to the extent the amount of the Representative Losses exceeds amounts available to Stockholder Representative under (i), from the Stockholders, jointly and severally. As soon as practicable after the date on which the final obligation of Stockholder Representative under this Agreement and the Escrow Agreement have been discharged or such other date as Stockholder Representative deems appropriate, the Escrow Agent shall pay any amounts remaining in the Stockholder Representative Fund to the Stockholders in accordance with their Pro Rata Shares, as set forth in the Escrow Agreement.

Section 10.02   Expenses. Except as otherwise expressly provided herein, all costs and expenses, including, without limitation, fees and disbursements of counsel, financial advisors and accountants, incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses, whether or not the Closing shall have occurred.

Section 10.03   Notices. All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient or (d) on the third (3rd) day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 10.03):

If to the Company:	OCG, Inc. 100 Garfield Street Suite 400 Denver, CO 80206 Attention: Mike Weinberger Email: Mike@ocginc.com
with a copy to:	Dorsey and Whitney, LLP 1400 Wewatta Street Suite 400 Denver, CO 80202-5549 Attention: Michael Weiner Email: weiner.michael@dorsey.com
If to Parent or Merger Sub:	Item 9 Labs Corp. 2727 North 3rd Street Suite 201 Phoenix, Arizona 85004 E-mail: ABowden@item9labs.com Attention: Chief Executive Officer
with a copy to:	Quarles & Brady LLP Renaissance One Two North Central Avenue Phoenix, AZ 85004-2391 – USA Attention: Paul J. Valentine Email: Paul.Valentine@quarles.com

If to Principals:	c/o OCG, Inc. 100 Garfield Street Suite 400 Denver, CO 80206 Attention: Mike Weinberger Email: Mike@ocginc.com
If to Stockholder Representative:	Mike Weinberger 100 Garfield Street Suite 400 Denver, CO 80206 Email: Mike@ocginc.com

Section 10.04   Interpretation. For purposes of this Agreement, (a) the words “include,” “includes” and “including” shall be deemed to be followed by the words “without limitation”; (b) the word “or” is not exclusive; and (c) the words “herein,” “hereof,” “hereby,” “hereto” and “hereunder” refer to this Agreement as a whole. Unless the context otherwise requires, references herein: (x) to Articles, Sections, Disclosure Schedules and Exhibits mean the Articles and Sections of, and Disclosure Schedules and Exhibits attached to, this Agreement; (y) to an agreement, instrument or other document means such agreement, instrument or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof and (z) to a statute means such statute as amended from time to time and includes any successor legislation thereto and any regulations promulgated thereunder. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted. The Disclosure Schedules and Exhibits referred to herein shall be construed with, and as an integral part of, this Agreement to the same extent as if they were set forth verbatim herein.

Section 10.05   Headings. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.

Section 10.06   Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

Section 10.07   Entire Agreement. This Agreement, the Ancillary Documents and other agreements to be delivered in connection herewith constitute the sole and entire agreement of the parties to this Agreement with respect to the subject matter contained herein and therein, and supersede all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter. In the event of any inconsistency between the statements in the body of this Agreement and those in the Ancillary Documents, other agreements to be delivered in connection herewith, the Exhibits and Disclosure Schedules (other than an exception expressly set forth as such in the Disclosure Schedules), the statements in the body of this Agreement will control.

Section 10.08   Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither party may assign its rights or obligations hereunder without the prior written consent of the other party, which consent shall not be unreasonably withheld or delayed. No assignment shall relieve the assigning party of any of its obligations hereunder.

Section 10.09   No Third-party Beneficiaries. Except as provided in Section 5.08, Section 6.03 and Article VIII, this Agreement is for the sole benefit of the parties hereto and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person or entity any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

Section 10.10   Amendment and Modification; Waiver. This Agreement may only be amended, modified or supplemented by an agreement in writing signed by Parent, Merger Sub and the Company at any time prior to the Effective Time; provided, however, that after the Requisite Company Vote is obtained, there shall be no amendment or waiver that, pursuant to applicable Law, requires further approval of the Stockholders, without the receipt of such further approvals. Any failure of Parent or Merger Sub, on the one hand, or the Company, on the other hand, to comply with any obligation, covenant, agreement or condition herein may be waived by the Company (with respect to any failure by Parent or Merger Sub) or by Parent or Merger Sub (with respect to any failure by the Company), respectively, only by a written instrument signed by the party granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

Section 10.11   Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.

(a)            This Agreement shall be governed by and construed in accordance with the internal laws of the State of Arizona without giving effect to any choice or conflict of law provision or rule (whether of the State of Arizona or any other jurisdiction).

(b)           ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT, THE ANCILLARY DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY MAY BE INSTITUTED IN THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA OR THE COURTS OF THE STATE OF ARIZONA IN EACH CASE LOCATED IN MARICOPA COUNTY, AND EACH PARTY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING. SERVICE OF PROCESS, SUMMONS, NOTICE OR OTHER DOCUMENT BY MAIL TO SUCH PARTY'S ADDRESS SET FORTH HEREIN SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY SUIT, ACTION OR OTHER PROCEEDING BROUGHT IN ANY SUCH COURT. THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR ANY PROCEEDING IN SUCH COURTS AND IRREVOCABLY WAIVE AND AGREE NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(c)            EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT OR THE ANCILLARY DOCUMENTS IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE ANCILLARY DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL ACTION, (B) SUCH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10.10(c).

Section 10.12   Specific Performance. The parties agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy to which they are entitled at law or in equity.

Section 10.13   Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

OCG, Inc., a Colorado corporation
By_____________________ Name: John Darwin Title: President

Item 9 Labs Corp., a Delaware corporation
By_____________________ Name: Andrew Bowden Title: CEO

I9 Acquisition Sub, Inc., a Delaware corporation
By_____________________ Name: Andrew Bowden Title: President
PRINCIPALS By_____________________ Name: Mike Weinberger By_____________________ Name: John Darwin By_____________________ Name: Christian Hageseth

STOCKHOLDER REPRESENTATIVE
By_____________________ Name: Mike Weinberger

Exhibit B

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 10-K

☑ ANNUAL REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934 (FEE REQUIRED)

For the fiscal year ended September 30, 2019

☐ TRANSACTION REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934 (NO FEE REQUIRED)

For the transaction period from ________ to ________

ITEM 9 LABS CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-54730	96-0665018
(State of other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2727 North 3rd Street, Suite 201 Phoenix, Arizona 85004

(Address of principal executive offices and zip code)

1-833-867-6337

(Registrant’s telephone number, including area code)

1709 East Bethany Home Road, Phoenix, AZ 85016

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Securities registered pursuant to Section 12(g) of the Act: Common Stock, par value $0.0001 per share

Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act. ☐ Yes ☑ No

Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or 15(d) of the Act: ☐ Yes ☑ No

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes ☑  No ☐

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files).  Yes ☑  No ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer”, “smaller reporting company”, and “emerging growth company” in Rule 12b-2

Large accelerated filer	☐	Accelerated filer	☐
Non-accelerated filer (Do not check if a smaller reporting company)	☐	Smaller reporting company	☑
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).   Yes ☐  No ☑

As of March 31, 2019 (the last business day of our most recently completed second fiscal quarter), based upon the last reported trade on that date, the aggregate market value of the voting and non-voting common equity held by non-affiliates (for this purpose, all outstanding and issued common stock minus stock held by the officers, directors and known holders of 10% or more of the Company’s common stock) was $43,679,785.50.

As of January 13, 2020, there were 63,652,620 shares of the issuer’s common stock, $0.0001 par value per share, outstanding.

FORWARD LOOKING STATEMENTS

The following discussion, in addition to the other information contained in this report, should be considered carefully in evaluating us and our prospects. This report (including without limitation the following factors that may affect operating results) contains forward-looking statements (within the meaning of Section 27A of the Securities Act of 1933, as amended ("Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended ("Exchange Act") regarding us and our business, financial condition, results of operations and prospects. Words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates" and similar expressions or variations of such words are intended to identify forward-looking statements, but are not the exclusive means of identifying forward-looking statements in this report. Additionally, statements concerning future matters such as revenue projections, projected profitability, growth strategies, development of new products, enhancements or technologies, possible changes in legislation and other statements regarding matters that are not historical are forward-looking statements.

Forward-looking statements in this report reflect the good faith judgment of our management and the statements are based on facts and factors as we currently know them. Forward-looking statements are subject to risks and uncertainties and actual results and outcomes may differ materially from the results and outcomes discussed in the forward-looking statements. Factors that could cause or contribute to such differences in results and outcomes include, but are not limited to, those discussed below and in "Management's Discussion and Analysis of Financial Condition and Results of Operations" as well as those discussed elsewhere in this report. Readers are urged not to place undue reliance on these forward-looking statements which speak only as of the date of this report. We undertake no obligation to revise or update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this report.

PART I

Item 1. Description Of Business

Corporate history

Item 9 Labs Corp. (“Item 9 Labs” or the “Company”), was incorporated under the laws of the State of Delaware on June 15, 2010 as Crown Dynamics Corp. On October 26, 2012, the Company changed its name to Airware Labs Corp. On April 2, 2018, the Company changed its name to Item 9 Labs Corp. to better reflect its business following the acquisition of BSSD, as discussed below.

On March 20, 2018, the Company closed on an Agreement and Plan of Exchange to acquire all of the membership interests of BSSD Group, LLC (“BSSD”), an Arizona limited liability company formed on May 2, 2017, in exchange for newly issued restricted shares of the Company’s common stock (the “Shares”), which represent approximately 75% of the issued and outstanding shares of the Company’s common stock on a fully-diluted basis. The 40,355,771 shares were distributed pro-rata to the BSSD members.

Effective October 18, 2018, the Company completed a 1-for-20 reverse split of its issued and outstanding common stock.

On November 26, 2018, the company’s wholly owned subsidiary AZ DP Holdings, LLC (“AZ DP”) closed on an asset acquisition of the majority of the assets of Arizona DP Consulting, LLC, a consulting firm specializing in obtaining marijuana dispensary permits and developing cannabis related business plans. The purchase price was $1,500,000 in cash and 3,000,000 shares of restricted common stock having an aggregate value of $7,770,000 or $2.59 per share based on current market price of the Company shares at time asset purchase agreement was executed.

On September 12, 2018, the Company executed a $1,500,000 promissory note (see Note 8) which was used to make a capital contribution into Strive Management, LLC, a Nevada limited liability company (“Strive Management”). In exchange for the contribution, the Company received a 20% membership interest in Strive Management. The remaining interests are held by three individuals, Sara Gullickson, Larry Lemons, and Donnie Burton. Through a management agreement with Strive Wellness of Nevada, LLC, a related party Strive Management will facilitate the cultivation, processing and distribution of marijuana in Nevada. Strive Wellness of Nevada, LLC has been allocated cultivation, processing and distribution licenses from the State of Nevada. Additionally, the Company will acquire an additional 31% ownership of Strive Management upon the approval from the State of Nevada to operate the cultivation and processing facility.

Our principal offices are located at 2727 N 3rd Street, Phoenix AZ 85004 Suite 201. Our registered agent for service of process in Delaware is located at 108 West 13th St., Wilmington, DE 19801, and our registered agent is Business Filings Incorporated. Our fiscal year end is September 30.

All references to “we,” “us,” “our,” “Item 9,” “Item 9 Labs,” or similar terms used in this Registration Statement refer to Item 9 Labs Corp.

Corporate Structure

The following chart illustrates, as of the date of this Registration Statement, the Company's wholly-owned subsidiaries, including their respective jurisdictions of incorporation and percentage of voting securities of each that are beneficially owned, controlled or directed by the Company.

Additionally, the Company currently owns a 20% ownership in Strive Management, LLC as discussed in Note 1 of our Notes to Financials (see Note 1). The Company has the right to acquire an additional 31% ownership of Strive Management if certain conditions are met. The Company will raise funds as necessary (approximately $5,500,000) to construct the facility in Nevada, which will be wholly owned by a subsidiary of Item 9 Labs Corp and leased to Strive Management, LLC.  $3,000,000 has been raised as of the date of this filing. If the funds are not raised, the additional 31% interest due to the Company upon operational approval from the State of Nevada would be subject to reclamation by the other members of Strive Management.

Overview

Item 9 Labs creates comfortable cannabis health solutions for the modern consumer. The Company is bringing best of industry practices to markets from coast to coast through cultivation and production, distinctive retail environments, licensing services, and diverse product suites catering to different medical and adult use cannabis demographics. Item 9 Labs is headquartered in Phoenix, Arizona, with medical cannabis operations in multiple U.S. markets.

Item 9 Labs’ asset portfolio includes Dispensary Permits, Dispensary Templates, and Strive Life. These assets provide services specific to different stakeholder groups. Dispensary Permits is the Company’s consulting firm specializing in strategic license application and compliance. Dispensary Templates, a subdivision of the firm, is a technology platform with an extensive digital library of licensing and business planning resources. Strive Life is a turnkey dispensary model for the retail sector, elevating the patient experience with consistent and superior service, high-end design, and precision-tested products. It is currently being implemented in North Dakota.

In addition, Item 9 Labs is advancing the industry with its dynamic product suites. The Company has created complementary brands Item 9 Labs and Strive Wellness to channel consumer diversity. Propriety delivery platforms include the Apollo Vape and Pod system, as well as a pioneering intra-nasal device. The Company has received multiple accolades for its medical-grade flower and concentrates.

Item 9 Labs anticipates it will be managing cultivation, processing, distribution, and dispensary operations in up to seven U.S. markets by the end of 2020. Current facilities include Cultivation, Processing and Distribution for Strive Wellness of Nevada, as well as dispensary Strive Life North Dakota.

4

Mission and Vision

The Company is leading a new era of wellness by creating comfortable health solutions for modern consumers through the development of innovative products and proprietary delivery platforms.

Item 9 Labs will facilitate national expansion by combining our award-winning manufacturing brand and product offerings with the strategic licensing and consulting brand of Dispensary Permits, in conjunction with the luxury retail and distribution brand of Strive Life.

This powerful combination provides national scalability and produces the highest quality marijuana, product knowledge, and experience of top professionals to consumers and patients.

Cannabis Verticals

To date, Item 9 Labs has proven models for the following cannabis verticals:

-  Cultivation: Growing of award winning, high-grade boutique cannabis.

-  Production: Producing a wide variety of Marijuana Products. Each facility product line is developed in compliance with the local rules and regulations.

-  Dispensary: Medical and Adult use retail dispensary facilities.

-  Distribution: Providing Sales, Marketing and Distribution support to other cultivators, processors and potential to integrate patient delivery in the coming months.

Company Assets

A company asset of Item 9 Labs, Dispensary Permits is one of the most established marijuana business consultancies in the United States. Dispensary Permits offers expert advice in obtaining cultivation, dispensing, processing, and transporting permits in the Cannabis industry, with a proven track record in successfully obtaining marijuana business permits for clientele in over 13 different states. Visit www.dispensarypermits.com for more information.

Dispensary Templates, a division of Dispensary Permits, is an extensive template library and resource to help those navigating the application process without a consultant to obtain a marijuana business license or to build upon their existing marijuana business. Think LegalZoom for the Marijuana Industry – Dispensary Templates’ online store offers template products that guide customers through the application process to cultivation, processing and dispensary operations. Visit www.dispensarytemplates.com to view all tools and resources.

Strive Life, the company’s “franchise style” dispensary model, aims to elevate any marijuana market by offering the documents and systems necessary for launching a successful dispensary. The model includes a Project Plan, Welcome Kit, Brand Guidelines, Interior Concept, and Policy and Procedures for the facility. The Strive vision is to implement best industry practices from across the United States to offer optimal medical services and support through the dispensing and sale of medical marijuana.

5

Products and Facilities.

The Company is focused on the development of technology and products that administer high-quality medical marijuana through novel and proprietary delivery devices including an intra-nasal delivery system to deliver significant health benefits. The Company is headquartered in Phoenix, Arizona where it owns and operates 50 acres.

Currently, Item 9 is utilizing five acres and intends to implement the remaining 45 acres in accordance with its three-year strategic plan. The property includes a 10,000 square foot, state-of-the-art indoor manufacturing facility with 10,000 square feet of additional cultivation capacity which received approval to operate on June 4, 2019 and is currently producing premium flower. As part of its growth strategy, the Company is in the process of opening additional cultivation and extraction locations with Nevada near completion.

Item 9 Labs produces premium cannabis and cannabis related products in a rapidly growing market. We currently offer more than 300 products that we group in the following categories: flower; concentrates; distillates; and hardware. Our product offerings will continue to grow as we develop new products to meet the needs of the end-users. We make our products available to consumers through licensed dispensaries in Arizona. Item 9 products can be found in over 70 dispensaries throughout Arizona, covering 75% of the retail medical cannabis market. The following is a summary of the Company’s Product Line:

6

Strategy of our Brands

Item 9 Labs Concepts

Marijuana Growing & Processing

Product offerings include over 70 medical marijuana strains, shatter, crumble, badder, THCA, Delta 8 THC, broad spectrum distillate and live resin terpene sauce. Item 9 owns 50 acres, one of the largest properties in the U.S. zoned to grow and cultivate the medical marijuana flower. Most recently, on June 4, 2019, the Company passed inspections to operate custom 10,000 square-foot construction and is currently in production . The facility now totals 20,000 square-feet consisting of 8 flower rooms, just over 1,000 square-feet of nursery space and an updated or upgraded extraction laboratory for increased manufacturing capabilities. The Company’s products can be found in over 70 dispensaries in Arizona.

Strive Concepts

Strive is a branded medical marijuana “franchise- style” solution with a proven concept operating dispensaries in multiple states including Illinois, Delaware and Pennsylvania. The advance model offers the documents and systems necessary for launching a successful dispensary. The model includes a project plan, welcome kit, brand guidelines, interior concept, & policy and procedures for the facility.

Combined brands

Currently, we have two brands, both brands encompass our corporate vision and uphold our 5 core competencies which include: Care, Compliance, Customers, Community, and Culture. To achieve optimal balance between brands, Item 9 Labs was designed to be minimalistic with defined lines and shapes while Strive Concepts, was designed with the cannabis mother plant in mind, the brand colors are derived from the cannabis plant, the imagery includes other plant such as Aspen leaves and succulents and many interior textures derived from the “Franchise Style” Dispensary Model.

Growth Objectives and National Expansion Plans for 2020-2021

Our mission is to provide good times and good health for cannabis consumers in legal medical and adult use cannabis markets across the United States. We strive to elevate any market we enter through the development of high caliber, precision tested, cannabis products designed with consistency and adaptability in mind. We will accomplish this through the acquisition of numerous medical marijuana business licenses located all throughout the United States, from the East Coast to the West Coast. Our goal is to hold 10 – 12 licenses by the end of 2021, including through the provision of management services over joint ventures for outstanding license applications. Other plans for 2021 include:

- Replicate Nevada expansion in other key states through management services joint ventures
- Purchase Licenses: 30+ existing markets
- Each deal will be vetted individually to ensure it’s in line with our mission, vision and capital structure.

Employees and Independent Contractors

As of January 13, 2020, we had sixty seven full time employees, including our executive officers, one full-time consultant, and two part-time employees. We plan to hire additional employees and engage consultants on an as-needed basis. Our employees are not represented by any unions and we consider our relationship with our employees to be great. We also have relationships with several independent contractors who provide services on a regular basis to us.

Research and Development

Going forward, we intend to continue focusing adequate resources on research and development . Allocation of research and development funds may be dependent on the perceived likelihood of legalization or a significant change in the treatment of cannabis in a given geographic market. Funds may also be used for both product and market development in the hemp and cannabis industries. Given the emergent nature of these industries, we recognize the needs of today may not be the needs of the future and some capital investment will be necessary to meet changing demands.

7

Intellectual Property

We generally rely upon copyright, trademark and trade secret laws to protect and maintain our proprietary rights for our technology, brands, and products.  We currently hold several trademarks including various goods and services of “Item 9 Labs” (serial numbers 87940264, 87940227, 87940254 and 87940239), “Delta 8” (serial numbers 88004775, 88004789, 88004799, 88004812) and Strive Life (88/144,717), as well as several domains, including but not limited to, arizonadispensarypermits.com, dispernsarytemplates.com, and wegrowstore.com.

We maintain a policy requiring our employees, consultants and other third parties to enter into confidentiality and proprietary rights agreements and to control access to software, documentation and other proprietary information.

Notwithstanding the steps we have taken to protect our intellectual property rights, third parties may infringe or misappropriate our proprietary rights. Competitors may also independently develop products and models that are substantially equivalent or superior to our products and services.

Competition

We compete in markets where cannabis has been legalized and regulated, which includes various states within the United States. We expect that the quantity and composition of our competitive environment will continue to evolve as the industry matures. Additionally, increased competition is possible to the extent that new states and geographies enter the marketplace as a result of continued enactment of regulatory and legislative changes that de-criminalize and regulate cannabis products. We believe that by diligently establishing and expanding our brands, product offerings and services in new and existing locations, we will become established in the industry. Additionally, we expect that establishing our product offerings in new and existing locations are factors that mitigate the risk associated with operating in a developing competitive environment. Additionally, the contemporaneous growth of the industry as a whole will result in new customers entering the marketplace, thereby further mitigating the impact of competition on our operations and results.

In our opinion, we are currently competing with cannabis cultivators, manufacturers, and retailers in our local jurisdictions as well as international enterprises as set forth below, among many others. Many of our competitors are substantially larger than us and have significantly greater name recognition, sales and marketing, financial, technical, customer support and other resources. These competitors also may have more established distribution channels and stronger relationships with local, long distance and Internet service providers. These competitors may be able to respond more rapidly to new or emerging technologies and changes in customer requirements or to devote greater resources to the development, promotion and sale of their products.

These competitors may enter our existing or future markets with products that may be less expensive, that may provide higher performance or additional features or that may be introduced more quickly than our products.

With respect to our operations, including consulting services, we may face competition with any one of the following:

•	Harvest Health & Recreation Inc. (CNSX: HARV, OTCQX: HTHHF), an Arizona based vertically integrated cannabis company with as many as 60 licensees across 12 states, 525 employees, and planned expansion for the future.
•	Curaleaf Hldgs Inc. (OTCQ: CURLF), a Massachusetts based fully integrated life science company with a presence in 12 states, operating 43 dispensaries, 12 cultivation sites and 11 processing sites.
•	Green Thumb Industries, Inc. (CSE: GTII, OTCQX:GTBIF),a vertically integrated cannabis operator with presence in twelve state markets and also provides management services and solutions to state licensed cultivators and dispensaries.
•	American Cannabis Company, Inc. (OTCQB:AMMJ), a Denver based company that provides advisory and consulting services specific to this industry, designs industry specific products and facilities, and manages a strategic group partnership that offers both exclusive and nonexclusive customer products.

We do not expect to face competition with respect to our branded apparel, however, other corporations may sell apparel that incorporates other logos or trademarks associated with the cannabis industry.

We believe that we compete favorably with our competitors on the basis of these factors. However, if we are unable to compete successfully against our current and future competitors, it will be difficult to acquire and retain customers, and we may experience revenue declines, thereby resulting in reduced operating margins, loss of market share and diminished value in our services.

Government Regulation of Cannabis

Cannabis is currently a Schedule I controlled substance under the Controlled Substances Act (21 U.S.C. § 811) (“CSA”) and is, therefore, illegal under federal law. Even in those states in which the use of cannabis has been legalized pursuant to state law, its use, possession or cultivation remains a violation of federal law. A Schedule I controlled substance is defined as one that has no currently accepted medical use in the United States, a lack of safety for use under medical supervision and a high potential for abuse. The U.S. Department of Justice (the “DOJ”) defines Schedule I controlled substances as “the most dangerous drugs of all the drug schedules with potentially severe psychological or physical dependence.” If the federal government decides to enforce the CSA, persons that are charged with distributing, possessing with intent to distribute or growing cannabis could be subject to fines and/or terms of imprisonment, the maximum being life imprisonment and a $50 million fine, even though these persons are in compliance with state law.

In light of such conflict between federal laws and state laws regarding cannabis, the previous administration under President Obama had effectively stated that it was not an efficient use of resources to direct federal law enforcement agencies to prosecute those lawfully abiding by state-designated laws allowing the use and distribution of medical cannabis. The new administration under President Trump has indicated that he will strongly enforce the federal laws applicable to cannabis. Any such change in the federal government’s enforcement of current federal laws could cause significant financial damage to us. As we currently directly harvest, distribute and/or sell cannabis, we may be irreparably harmed by a change in enforcement policies of the federal government (see Risk Factors).

The Company and our licensed products will also be subject to a number of other federal, state and local laws, rules and regulations. We anticipate that our vendors and us will be required to manufacture our products in accordance with the Good Manufacturing Practices guidelines and will be subject to regulations relating to employee safety, working conditions, protection of the environment, and other items. The current administration has indicated that it will closely scrutinize the cannabis industry, in particular, recreational marijuana. Changes in laws, rules and regulations or the recall of any product by a regulatory authority, could have a material adverse effect on our business and financial condition.

The United States federal government regulates drugs through the Controlled Substances Act (21 U.S.C. § 811), which places controlled substances, including cannabis, in a schedule. Currently, cannabis and CBD (0.3 percent THC or more) are classified as Schedule I drugs, which are viewed as highly addictive and having no medical value and is illegal to distribute and use. The United States Federal Drug Administration has not approved the sale of marijuana or CBD (0.3 percent THC or more) for any medical application. Doctors may not prescribe cannabis or CBD (0.3 percent THC or more) for medical use under federal law, however they can recommend its use under the First Amendment. In 2010, the United States Veterans Affairs Department clarified that veterans using medicinal cannabis or CBD (0.3 percent THC or more) will not be denied services or other medications that are denied to those using illegal drugs.

8

Currently, fourty seven States and the District of Columbia have laws legalizing marijuana and CBD in some form. In November 2016, California, Massachusetts, Maine and Nevada all passed measures legalizing recreational marijuana. California’s Prop. 64 measure allows adults 21 and older to possess up to one ounce of marijuana and grow up to six plants in their homes. Other tax and licensing provisions of the law didn’t take effect until January 2018.

These noted state laws, both proposed and enacted, are in direct conflict with the federal Controlled Substances Act, which makes cannabis use and possession illegal on a national level. However, on August 29, 2013, the U.S. Department of Justice issued a memorandum providing that where states and local governments enact laws authorizing cannabis-related use, and implement strong and effective regulatory and enforcement systems, the federal government will rely upon states and local enforcement agencies to address cannabis activity through the enforcement of their own state and local narcotics laws. The memorandum further stated that the U.S Justice Department’s limited investigative and prosecutorial resources will be focused on eight priorities to prevent unintended consequences of the state laws, including distribution of cannabis to minors, preventing the distribution of cannabis from states where it is legal to states where it is not, and preventing money laundering, violence and impaired driving.

On December 11, 2014, the U.S. Department of Justice issued another memorandum with regard to its position and enforcement protocol with regard to Indian Country, stating that the eight priorities in the previous federal memo would guide the United States Attorneys' cannabis enforcement efforts in Indian Country. On December 16, 2014, as a component of the federal spending bill, the Obama administration enacted regulations that prohibit the Department of Justice from using funds to prosecute state-based legal medical cannabis programs.

On January 4, 2018, The Department of Justice lead by Jeff Sessions issued a memo on federal marijuana enforcement policy announcing a return to the rule of law and the rescission of previous guidance documents. Since the passage of the Controlled Substances Act (CSA) in 1970, Congress has generally prohibited the cultivation, distribution, and possession of marijuana.

However, on January 18, 2019, the new Attorney General, William Barr, stated in front of the Senate Judiciary Committee that he does not plan on using federal resources to "go after" companies if they are complying with state law. That would be a reversal from the approach taken by his predecessor, former Attorney General Jeff Sessions, who vowed to pursue federal violations more aggressively. According to Erik Altieri, executive director of the National Organization for the Reform of Marijuana Laws (NORML), Barr's stance is a good sign for advocates but it remains to be seen if his actions will follow through on his pledge. Our business could end and investors could lose their total investment in the company if there is no reversal in Sessions’ approach.

On June 20, 2019, the United States House of Representatives passed a historic bipartisan amendment to the fiscal year 2020 Commerce-Justice-Science spending bill. By a vote of 267-165, the House approved the Blumenauer-McClintock-Norton Amendment which would protect state-legal cannabis programs from interference by the United States Department of Justice (DOJ). The amendment is named after the three individuals who submitted it for consideration: Representative Earl Bluemenauer, a Democrat from Oregon, Tom McClintock, a Republican from California, and Eleanor Norton, a delegate from Washington D.C.

Currently, the spending bill does provide protection for state-legal medical cannabis programs from DOJ interference – but this amendment would protect both medical and recreational cannabis programs that are legal at the state level. The amendment would prohibit the DOJ from using funds to prevent any American state, territory, and Washington D.C. from approving and implementing laws authorizing marijuana use, distribution, possession, and cultivation. What remains uncertain is whether the current Republican-controlled Senate will support the amendment. Further, if the amendment makes it into the final spending bill approved by Congress, it will only remain in effect for one year. If the amendment does not garner approval from the Senate, then the DOJ will maintain the right to use its funding to prevent the approval and implementation of laws regarding recreational cannabis use at the state level, which could affect our business, and could impact our investors’ investment in the Company.

Where You Can Find More Information

We are required to file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission (“SEC”). These filings are not deemed to be incorporated by reference into this Form 10-K. You may read and copy any documents filed by us at the Public Reference Room of the SEC, 100 F Street, NE, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Our filings with the SEC are also available to the public through the SEC’s website at http://www.sec.gov.

9

Item 1A. Risk Factors .

There are certain inherent risks which will have an effect on our development in the future and the most significant risks and uncertainties known and identified by our management are described below.

Risks Related to Our Company and Our Business

We compete for market share with other companies, including other licensed entities in the United States, some of which have longer operating histories and more financial resources and experience than we have.

We face, and we expect to continue to face, intense competition from licensed cannabis operators, both public and private, and other potential competitors, some of which have longer operating histories and more financial resources and experience than we have. In addition, it is possible that the medical cannabis industry will undergo consolidation, creating larger companies with financial resources, capabilities and product offerings that are superior ours by virtue of size alone. As a result of this competition, we may be unable to maintain our operations or develop them as currently proposed, on terms we consider acceptable, or at all.

There are currently hundreds of applications for cannabis licenses being processed across a number of states. The number of licenses granted and the number of ultimately authorized by each state could have an adverse impact on our ability to compete for market share in the medical cannabis and recreational/adult use cannabis industry. We expect to face additional competition from new market entrants that are granted licenses or existing license holders that are not yet active in the industry in the states in which we currently operate or plan to operate. If a significant number of new licenses are granted in any given market which we participate in, we may experience increased competition for market share and may experience downward price pressure on our medical cannabis products as new entrants increase production.

If the number of users of cannabis for medical and/or recreational purposes increases, the demand for products will increase. This could result in the competition in the cannabis industry becoming more intense as current and future competitors begin to offer an increasing number of diversified cannabis products. Conversely, if there is a contraction in the medical market for cannabis, resulting from the legalization of adult-use cannabis or otherwise, competition for market share may increase.

We face intense competition which could prohibit us from developing a customer base and generating revenue.

The industries within which we plan to compete are highly competitive with companies that have greater capital resources, facilities and greater diversity of operations. More established companies with much greater financial resources which do not currently compete with us may be able to easily adapt their existing operations to our lines of business. Due to this competition, there is no assurance that we will not encounter difficulties in obtaining revenues and market share or in the positioning of our products or that competition in the industry will not lead to reduced prices for our products. Our competitors may also introduce new strains, use competitive, organic techniques or novel application that could also increase competition, decrease demand for our business, and render our methods and craft products obsolete.

If we fail to raise additional capital, our ability to implement our business model and strategy could be compromised.

We have limited capital resources. To date, our operations have been funded by and through our operations, private placements of our securities, and financing from our financing partners. We expect to require substantial additional capital in the near future in order to execute our businesses as planned, to develop and expand our operations, expand our brand in the marketplace, and to establish the targeted levels of production. We may not be able to obtain additional financing on terms acceptable to us, or at all. Even if we obtain financing for our near term operations, we expect that we will require additional capital beyond the near term. If we are unable to raise capital when needed, our business, financial condition and results of operations would be materially adversely affected, and we could be forced to reduce or discontinue our operations.

If we need additional capital to fund our growing operations, we may not be able to obtain sufficient capital and may be forced to limit the scope of our operations.

If adequate additional financing is not available on reasonable terms, we may not be able to expand our business operations and we would have to modify our business plans accordingly. There is no assurance that additional financing will be available to us.

In connection with our growth strategies, we may experience increased capital needs and accordingly, we may not have sufficient capital to fund our future operations without additional capital investments. Our capital needs will depend on numerous factors, including: (i) our profitability; (ii) the release of competitive products by our competition; (iii) the level of our investment in marketing and branding our products; and (iv) the amount of our capital expenditures. We cannot assure you that we will be able to obtain capital in the future to meet our needs.

In recent years, the securities markets in the United States have experienced a high level of price and volume volatility, and the market price of securities of many companies have experienced wide fluctuations that have not necessarily been related to the operations, performances, underlying asset values or prospects of such companies. For these reasons, our securities can also be expected to be subject to volatility resulting from purely market forces over which we will have no control. If we need additional funding we will, most likely, seek such funding in the United States and the market fluctuations effect on our stock price could limit our ability to obtain equity financing.

If we cannot obtain additional funding, we may be required to: (i) limit our expansion; (ii) limit our marketing efforts; and (iii) decrease or eliminate capital expenditures. Such reductions could materially adversely affect our business and our ability to compete.

Even if we do find a source of additional capital, we may not be able to negotiate terms and conditions for receiving the additional capital that are favorable to us. Any future capital investments could dilute or otherwise materially and adversely affect the holdings or rights of our existing shareholders. In addition, new equity or convertible debt securities issued by us to obtain financing could have rights, preferences and privileges senior to our common stock shares. We cannot give you any assurance that any additional financing will be available to us, or if available, will be on terms favorable to us.

10

The failure to hire additional employees could harm our business.

Our future success also depends upon our continuing ability to attract and retain highly qualified personnel. Expansion of our business and the management and operation will require additional managers, officers, directors and employees with industry experience, and our success will be highly dependent on our ability to attract and retain skilled management personnel and other employees. There can be no assurance that we will be able to attract or retain highly qualified personnel. Competition for honest, diligent and skilled personnel in our industry is significant. This competition may make it more difficult and expensive to attract, hire and retain qualified managers and employees.

If we are unable to deliver consistent, high quality products at sufficient volumes, our relationship with our customers may suffer and our operating results will be adversely affected.

Our customers will expect us to be able to consistently deliver our products at sufficient volumes, while meeting the established quality standards desired to maintain their loyalty to our brands. If we are unable to consistently deliver, our relationship with these customers could be adversely affected, which could have a negative impact on our operating results.

Failure to effectively manage growth of internal operations and business may strain our financial resources.

We intend to significantly expand the scope of our business operations in the near term. Our growth rate may place a significant strain on our financial resources for a number of reasons, including, but not limited to, the following:

•	The need for continued development of our financial reporting and information management systems;

•	The need to manage strategic relationships and agreements with manufacturers, suppliers, customers and partners; and

•	Difficulties in hiring and retaining skilled management, technical and other personnel necessary to support and manage our business.

Additionally, our strategy envisions a period of rapid growth that may impose a significant burden on our administrative and operational resources. Our ability to effectively manage growth will require us to substantially expand the capabilities of our administrative and operational resources and to attract, train, manage and retain qualified management and other personnel. Our failure to successfully manage growth could result in our sales not increasing commensurately with capital investments. Our inability to successfully manage growth could materially adversely affect our business.

If we are unable to continually innovate and increase efficiencies, our ability to attract new customers may be adversely affected.

In the area of innovation, we must be able to develop new management strategies, strains, techniques, products and creative branding that appeal to our customers. This depends, in part, on the technological and creative skills of our personnel and on our ability to protect our intellectual property rights. We may not be successful in the development, introduction, and marketing and sourcing that satisfy customer needs, achieve market acceptance or generate satisfactory financial returns.

Global economic conditions may adversely affect our industry, business and result of operations.

Disruptions in the global credit and financial markets could result in diminished liquidity and credit availability, a decline in consumer confidence, a decline in economic growth, an increased unemployment rate, and uncertainty about economic stability. These economic uncertainties can affect businesses such as ours in a number of ways, making it difficult to accurately forecast and plan our future business activities. Such conditions can lead consumers to postpone spending, which can cause our vendors, suppliers, distributors and retailers to cancel, decrease or delay orders with us. We are unable to predict the likelihood of the occurrence, duration or severity of such disruptions in the credit and financial markets and adverse global economic conditions and such economic conditions could materially and adversely affect our business and the results of operations.

Our business depends substantially on the continuing efforts of our management team and our business may be severely disrupted if we lose their services.

Our current and future success depends substantially on the continued services of our management team, Andrew Bowden, Bryce Skalla, Chris Wolven, Robert Mikkelsen, Ronald L. Miller, Jr., and Jeffrey Rassas. Each brings a unique blend of skill and experience that is essential to the success of our business. We do not maintain key man life insurance for our management team at this time. If our management team is unable or unwilling to continue in their present positions, we may not be able to replace them readily, if at all. Therefore, our business may be severely disrupted, and we may incur additional expenses to recruit and retain new management.

11

Litigation may adversely affect our business, financial condition and results of operations.

From time to time in the normal course of our business operations, we may become subject to litigation that may result in liability material to our financial statements as a whole or may negatively affect our operating results if changes to our business operation are required. The cost to defend such litigation may be significant and may require a diversion of our resources. There also may be adverse publicity associated with litigation that could negatively affect customer perception of our business, regardless of whether the allegations are valid or whether we are ultimately found liable. As a result, litigation may adversely affect our business, financial condition and results of operations.

Confidentiality agreements with employees and others may not adequately prevent disclosure of our trade secrets and other proprietary information.

Our success depends upon the skills, knowledge and experience of our technical personnel, our consultants and advisors as well as our licensors and contractors. Because we operate in a highly competitive field, we will rely significantly on trade secrets to protect our proprietary techniques and processes. However, trade secrets are difficult to protect. We plan to enter into confidentiality and intellectual property assignment agreements with our corporate partners, employees, consultants, outside scientific collaborators, developers and other advisors. These agreements generally require that the receiving party keep confidential and not disclose to third parties confidential information developed by us during the course of the receiving party’s relationship with us. These agreements also generally provide that inventions conceived by the receiving party in the course of rendering services to us will be our exclusive property. However, these agreements may be breached and may not effectively assign intellectual property rights to us. Our trade secrets also could be independently discovered by competitors, in which case we would not be able to prevent the use of such trade secrets by our competitors. The enforcement of a claim alleging that a party illegally obtained and was using our trade secrets could be difficult, expensive and time consuming and the outcome would be unpredictable. In addition, courts outside the United States may be less willing to protect trade secrets. The failure to obtain or maintain meaningful trade secret protection could adversely affect our competitive position.

Risks Related to Cannabis Industry

Cannabis remains illegal under federal law, and any change in the enforcement priorities of the federal government could render our current and planned future operations unprofitable or even prohibit such operations.

We operate both directly and indirectly in the cannabis industry, which is dependent on state laws and regulations pertaining to such industry; however, under federal law, cannabis remains illegal.

The United States federal government regulates drugs through the Controlled Substances Act (the “CSA”), which places controlled substances, including cannabis, on one of five schedules. Cannabis is currently classified as a Schedule I controlled substance, which is viewed as having a high potential for abuse and having no currently accepted medical use in treatment in the United States. No prescriptions may be written for Schedule I substances, and such substances are subject to production quotas imposed by the United States Drug Enforcement Administration (the “DEA”). Because of this, doctors may not prescribe cannabis for medical use under federal law, although they can recommend its use under the First Amendment.

Currently, 33 U.S. states, the District of Columbia and the U.S. territories of Guam and Puerto Rico allow the use of medical cannabis and 10 states and the District of Columbia have legalized cannabis for “adult use” or recreational use. State and territorial laws are in conflict with the federal CSA, which makes cannabis use and possession illegal at the federal level. Because cannabis is a Schedule I controlled substance, however, the development of a legal cannabis industry under the laws of these states is in conflict with the CSA, which makes cannabis use and possession illegal on a national level. The United States Supreme Court has confirmed that the federal government has the right to regulate and criminalize cannabis, including for medical purposes, and that federal law criminalizing the use of cannabis preempts state laws that legalize its use.

In light of such conflict between federal laws and state laws regarding cannabis, the previous administration under President Obama had effectively stated that it was not an efficient use of resources to direct law federal law enforcement agencies to prosecute those lawfully abiding by state-designated laws allowing the use and distribution of medical cannabis. For example, the prior DOJ Deputy Attorney General of the Obama administration, James M. Cole, issued a memorandum (the “Cole Memo”) to all United States Attorneys providing updated guidance to federal prosecutors concerning cannabis enforcement under the CSA (see “Business—Government and Industry Regulation—The Cole Memo”) [see further discussion below]. In addition, the Financial Crimes Enforcement Network (“FinCEN”) provided guidelines (the “FinCEN Guidelines”) on February 14, 2014, regarding how financial institutions can provide services to cannabis-related businesses consistent with their Bank Secrecy Act (“BSA”) obligations (see “Business—Government and Industry Regulation—FinCEN”).

In 2014, the United States House of Representatives passed an amendment (the “Rohrabacher-Farr Amendment”) to the Commerce, Justice, Science, and Related Agencies Appropriations Bill, which funds the United States Department of Justice (the “DOJ”). The Rohrabacher-Farr Amendment prohibits the DOJ from using funds to prevent states with medical cannabis laws from implementing such laws. In August 2016, a 9th Circuit federal appeals court ruled in United States v. McIntosh that the Rohrabacher-Farr Amendment bars the DOJ from spending funds on the prosecution of conduct that is allowed by state medical cannabis laws, provided that such conduct is in strict compliance with applicable state law. In March 2015, bipartisan legislation titled the Compassionate Access, Research Expansion, and Respect States Act (the “CARERS Act”) was introduced, proposing to allow states to regulate the medical use of cannabis by changing applicable federal law, including by reclassifying cannabis under the Controlled Substances Act to a Schedule II controlled substance and thereby changing the plant from a federally-criminalized substance to one that has recognized medical uses. More recently, the Respect State Marijuana Laws Act of 2017 has been introduced in the U.S. House of Representatives, which proposes to exclude persons who produce, possess, distribute, dispense, administer or deliver marijuana in compliance with state laws from the regulatory controls and administrative, civil and criminal penalties of the CSA.

Although these developments have been met with a certain amount of optimism in the cannabis industry, neither the CARERS Act nor the Respect State Marijuana Laws Act of 2017 have yet been adopted. In addition, the Rohrabacher-Farr Amendment, being an amendment to an appropriations bill that must be renewed annually, has not been renewed beyond December 7, 2018. Furthermore, the ruling in United States v. McIntosh is only applicable in the 9th Circuit, which does include California, Hawaii and Arizona, where we currently primarily operate. The Trump administration could change this policy and decide to strongly enforce the federal laws applicable to cannabis. Any such change in the federal government’s enforcement of current federal laws could cause significant financial damage to us. Because we grow, harvest, distribute or sell cannabis directly, we may be irreparably harmed by a change in enforcement policies of the federal government.

12

Approach to the Enforcement of Cannabis Laws is Subject to Change

Given the conflicting opinions between state legislatures and the federal government regarding cannabis, investments in United States cannabis businesses are subject to varying legislation and regulation. The Cole Memorandum (the “Cole Memo”), issued in 2013 by former Deputy Attorney General of the United States James M. Cole, served as the response to these inconsistencies, and recognized that notwithstanding the classification of cannabis as a controlled substance at the United States federal level, several states have enacted laws relating to cannabis for medical purposes.

The Cole Memo outlined certain priorities for the Department of Justice relating to the prosecution of cannabis offenses. Particularly, the Cole Memo noted that in those jurisdictions that have enacted laws legalizing cannabis in some form and that have also implemented robust and effective regulatory and enforcement mechanisms to control the cultivation, distribution, sale, and possession of cannabis, conduct in compliance with those laws and regulations is less likely to be a priority at the federal level. Notably, however, the Department of Justice did not provide specific guidelines for what regulatory and enforcement systems it deemed sufficient under the Cole Memo standard.

Considering the limited investigative and prosecutorial resources at hand, the Cole Memo concluded that the Department of Justice should only be focused on addressing the most serious cannabis related threats. Consequently, states where cannabis had been legalized were not branded as a high priority. In March 2017, newly appointed Attorney General Jeff Sessions again noted limited federal resources and acknowledged that much of the Cole Memo had merit; however, he disagreed that the Cole Memo had been successfully implemented. On January 4, 2018, Attorney General Sessions issued the Sessions Memorandum, which effectively rescinded the Cole Memo. The Sessions Memorandum withdrew previous nationwide guidance specific to the prosecutorial authority of United States Attorneys relative to cannabis enforcement on the basis that they are unnecessary, given the well-established principles governing federal prosecution already in place. Those principles are included in Chapter 9.27.000 of the United States Attorneys’ Manual and require federal prosecutors deciding which cases to prosecute to weigh all relevant considerations, including federal law enforcement priorities set by the Attorney General, the seriousness of the crime, the deterrent effect of criminal prosecution, and the cumulative impact of particular crimes on the community.

With the issuance of the Sessions Memorandum, federal prosecutors will now be free to utilize their prosecutorial discretion to decide whether to prosecute cannabis activities despite the existence of state-level laws that may be inconsistent with federal prohibitions. The Sessions Memorandum gave no direction to federal prosecutors as to the priority they should ascribe to such cannabis activities. Therefore, it is ultimately uncertain how active federal prosecutors will be with respect to such activities. Furthermore, the Sessions Memorandum did not how federal prosecutors should treat medical cannabis. At present, medical cannabis is protected against enforcement by United States Congressional legislation through the Leahy Amendment to H.R.1625 – a vehicle for the Consolidated Appropriations Act of 2018 which similarly averts federal prosecutors from applying federal funds to impede the implementation of medical cannabis laws enacted at the state level, subject to Congress’ restoration of such funding. Given the ambiguity of the Sessions Memorandum, there can be no guarantee that the federal government will not seek to prosecute cases involving cannabis businesses that are otherwise compliant with state law.

Such potential proceedings could impose significant restrictions upon the Company, thereby diverting the attention of key executives. In addition, such proceedings could materially adversely affect the Company business, revenues, operating results, and financial condition as well as the Company’s reputation and prospects, even if such proceedings were concluded successfully in the Resulting Issuer’s favor. In the extreme case, such proceedings could ultimately involve the prosecution of key executives of the Company, or the seizure of the corporate assets.

As the possession and use of cannabis is illegal under the CSA, we may be deemed to be engaging in illegal activities through the growth and sales of our products in the future. As a result, we may be subject to enforcement actions by law enforcement authorities, which would materially and adversely affect our business.

Under Federal law, specifically the CSA, the possession, use, cultivation, and transfer of cannabis is illegal. Our business directly involves the possession, use, cultivation, manufacturing and/or transfer of cannabis and derivative therefrom. As a result, law enforcement authorities, in their attempt to regulate the illegal use of cannabis and related products, may seek to bring an action or actions against us and or the businesses who are integral to our supply chain, including, but not limited, to a claim of aiding and abetting another’s criminal activities.  The Federal aiding and abetting statute provides that anyone who “commits an offense against the United States or aids, abets, counsels, commands, induces or procures its commission, is punishable as a principal.” 18 U.S.C. §2(a). As a result of such an action, we may be forced to cease operations and our investors could lose their entire investment. Such an action would have a material negative effect on our business and operations.

13

However, on January 18, 2019, the new Attorney General, William Barr, stated in front of the Senate Judiciary Committee that he doesn't plan on using federal resources to "go after" companies if they are complying with state law. That would be a reversal from the approach taken by his predecessor, former Attorney General Jeff Sessions, who vowed to pursue federal violations more aggressively. According to Erik Altieri, executive director of the National Organization for the Reform of Marijuana Laws (NORML), Barr's stance is a good sign for advocates but it remains to be seen if his actions will follow through on his pledge. Our business could end and investors could lose their total investment in the company if there is no reversal in Sessions’ approach.

On June 20, 2019, the United States House of Representatives passed a historic bipartisan amendment to the fiscal year 2020 Commerce-Justice-Science spending bill. By a vote of 267-165, the House approved the Blumenauer-McClintock-Norton Amendment which would protect state-legal cannabis programs from interference by the United States Department of Justice (DOJ). The amendment is named after the the three individuals who submitted it for consideration: Representative Earl Bluemenauer, a Democrat from Oregon, Tom McClintock, a Republican from California, and Eleanor Norton, a delegate from Washington D.C.

Currently, the spending bill does provide protection for state-legal medical cannabis programs from DOJ interference – but this amendment would protect both medical and recreational cannabis programs that are legal at the state level. The amendment would prohibit the DOJ from using funds to prevent any American state, territory, and Washington D.C. from approving and implementing laws authorizing marijuana use, distribution, possession, and cultivation. What remains uncertain is whether the current Republican-controlled Senate will support the amendment. Further, if the amendment makes it into the final spending bill approved by Congress, it will only remain in effect for one year. If the amendment does not garner approval from the Senate, then the DOJ will maintain the right to use its funding to prevent the approval and implementation of laws regarding recreational cannabis use at the state level, which could affect our business, and could impact our investors’ investment in our Company.

Our business is primarily dependent on state laws pertaining to the cannabis industry.

Currently, fourty-seven states and the District of Columbia currently have laws legalizing marijuana and CBD in some form. Continued development of the cannabis industry is dependent upon continued legislative authorization of cannabis at the state level. Any number of factors could slow or halt progress in this area. Further, progress in the cannabis industry, while encouraging, is not assured. While there may be ample public support for legislative action, numerous factors impact the legislative process. Further legalization attempts at the state level that creates bad public policy could slow or stop further development of the cannabis industry. Any one of these or other factors could slow or halt use of cannabis, which would negatively impact our business model.

The medical and recreational use cannabis industry presents substantial risks and uncertainty.

We plan to be engaged directly in business related to licensed medical cannabis industry in the State of Arizona and medical and recreational in Nevada, among other states. The relatively new development of the medical and recreational use cannabis industry presents numerous and material risks. Many of those risks are not inherent in other developing or mature industries. Many of the risks are unknown and the consequences to our business are speculative. The risks range from the uncertainty as to how the laws and regulations will be applied, to the potential catastrophic collapse of the medical and recreational use cannabis industry nationally or in the states we operate in that might result from changes in laws or the enforcement of existing laws, for example, to the failure of individual businesses that might result from the volatile market conditions that sometimes accompany the development of new markets and industries. Included in the risks is the potential that regulatory authorities could conclude that we provide products and/or engage in other activities that are illegal under the applicable state laws despite the company’s intentions and efforts to not engage in any illegal activities. Such numerous and material risks, the diversity of those risks, and the uncertainty associated with those risks, will likely cause an investment in the Company to be highly speculative and significantly more risky than other similar investments.

We may be unable to secure a local and/or State license to conduct our business, which could lead to a loss in your investment.

Businesses that wish to conduct commercial cannabis operations, either for medicinal or adult-use cannabis, are required to obtain the pertinent municipal and State licenses, dependent on the state. License applications for new operations in each state maintain stringent requirements and are highly competitive; as such, there are no guarantees of license issuance for a license. Failure to secure and maintain a license for our operations would prevent us from legally conducting any commercial cannabis operations in the jurisdictions in which we operate, and thus an investment in our Company carries a great amount of risk.

Our business may be negatively impacted by environmental factors, including unfavorable weather patterns and pesticide contamination.

Cannabis cultivation is an extensive, complicated, and delicate process, and a successful harvest is reliant on a myriad factors including, but not limited to,: lighting, fertilization, technique, sunlight, temperature, and proper application of pesticides. Variance in any one of these factors may result in a tainted or destroyed harvest that will be unfit for distribution. Further, pesticide contamination may prompt recall and public-safety alerts, and any contamination detected may also result in product removal from retail dispensaries.

14

We may have difficulty accessing the service of banks, which may make it difficult for us to operate.

On February 14, 2014, the U.S. government issued rules allowing banks to legally provide financial services to state-licensed cannabis businesses. A memorandum issued by the Justice Department to federal prosecutors reiterated guidance previously given, this time to the financial industry that banks can do business with legal marijuana businesses and “may not” be prosecuted. The Treasury Department's Financial Crimes Enforcement Network (FinCEN) issued guidelines to banks noting that it is possible to provide financial services to state-licensed cannabis businesses and still be in compliance with federal anti-money laundering laws. The guidance, however, falls short of the explicit legal authorization that banking industry officials had requested the government provide, and, to date, it is not clear if any banks have relied on the guidance to take on legal cannabis companies as clients. The aforementioned policy can be changed, including in connection with the recent change in presidential administration, and any policy reversal and or retraction could result in legal cannabis businesses losing access to the banking industry.

Because the use, sale and distribution of cannabis remains illegal under federal law, most banks will not accept deposits from or provide other bank services to businesses involved with cannabis, and the banks that do provide banking services to companies related to the cannabis industry do not advertise their position and require greater oversight of the depositor relationship. The limited ability to open bank accounts may make it difficult for us to operate.

Although we currently have a bank account, our ability to open additional bank accounts or maintain our current accounts is subject to change. In the future may be difficult or impossible to deposit cannabis related funds and other amounts owed to the Company which may make it difficult for us to do business under the current business plans.

Our insurance coverage may be inadequate to cover all significant risk exposures.

Our business will be exposed to liabilities that are unique to the industry we operate in. While we intend to maintain insurance for certain risks, the amount of our insurance coverage may not be adequate to cover all claims or liabilities, and we may be forced to bear substantial costs resulting from risks and uncertainties of our business. It is also not possible to obtain insurance to protect against all operational risks and liabilities. The failure to obtain adequate insurance coverage on terms favorable to us, or at all, could have a material adverse effect on our business, financial condition and results of operations. Further, we do not have any business interruption insurance. Any business disruption or natural disaster could result in substantial costs and diversion of resources.

Additionally, we may have a more difficult time acquiring insurance that is otherwise readily available, such as property insurance, workers compensation, general liability, and directors and officers insurance, and may become more expensive because we may be deemed to participate either directly or indirectly in the cannabis industry. There are no guarantees that we will be able to find such insurances in the future, or that the cost will be affordable to them. If we are forced to go without such insurances, it may affect our decision business, may inhibit our growth, and may expose us to additional risk and financial liabilities.

Risks Associated with Our Capital Stock

Because we became a reporting company under the Exchange Act by means other than a traditional underwritten initial public offering, we may not be able to attract the attention of research analysts at major brokerage firms.

Because we did not become a reporting company by conducting an underwritten initial public offering, or IPO, of our common stock, and because we will not be listed on a national securities exchange, security analysts of brokerage firms may not provide coverage of our company. In addition, investment banks may be less likely to agree to underwrite secondary offerings on our behalf than they might if we were to become a public reporting company by means of an IPO because they may be less familiar with our company as a result of more limited coverage by analysts and the media, and because we became public at an early stage in our development.

15

Our common stock may become subject to the SEC's penny stock rules, which may make it difficult for broker-dealers to complete customer transactions and could adversely affect trading activity in our securities.

The SEC has adopted regulations which generally define "penny stock" to be an equity security that has a market price of less than $5.00 per share, subject to specific exemptions. The market price of our common stock may be less than $5.00 per share for some period of time and therefore would be a "penny stock" according to SEC rules, unless we are listed on a national securities exchange. Under these rules, broker-dealers who recommend such securities to persons other than institutional accredited investors must:

•	make a special written suitability determination for the purchaser;
•	receive the purchaser's prior written agreement to the transaction;
•	provide the purchaser with risk disclosure documents which identify certain risks associated with investing in "penny stocks" and which describe the market for these "penny stocks" as well as a purchaser's legal remedies; and
•	obtain a signed and dated acknowledgment from the purchaser demonstrating that the purchaser has actually received the required risk disclosure document before a transaction in a "penny stock" can be completed.

If required to comply with these rules, broker-dealers may find it difficult to effectuate customer transactions and trading activity in our securities may be adversely affected.

The market price of our common stock may be volatile and may fluctuate in a way that is disproportionate to our operating performance.

Our stock price may experience substantial volatility as a result of a number of factors, including:

•	sales or potential sales of substantial amounts of our common stock;
•	the success of competitive products or technologies;
•	announcements about us or about our competitors, including new product introductions and commercial results;
•	the recruitment or departure of key personnel;
•	developments concerning our licensors or manufacturers;
•	litigation and other developments;
•	actual or anticipated changes in estimates as to financial results, development timelines or recommendations by securities analysts;
•	variations in our financial results or those of companies that are perceived to be similar to us; and
•	general economic, industry and market conditions.

Many of these factors are beyond our control. The stock markets in general, and the market for cannabis companies in particular, have historically experienced extreme price and volume fluctuations. These fluctuations often have been unrelated or disproportionate to the operating performance of these companies. Broad market and industry factors could reduce the market price of our common stock, regardless of our actual operating performance.

We have never paid and do not intend to pay cash dividends.

We do not intend to declare dividends for the foreseeable future, as we anticipate that we will reinvest any future earnings in the development and growth of our business.

Our executive officers and directors, and affiliate shareholders, have the ability to control all matters submitted to stockholders for approval.

Our executive officers, directors, and affiliate shareholders hold collectively 28,324,488 shares of our outstanding common stock or 44.51% of the total vote, and as such, they would be able to control all matters submitted to our stockholders for approval, as well as our management and affairs. For example, these persons, if they choose to act collectively, would control the election of directors and approval of any merger, consolidation or sale of all or substantially all of our assets. This concentration of voting power could delay or prevent an acquisition of our company on terms that other stockholders may desire.

16

Provisions under Delaware law could make an acquisition of our company more difficult, limit attempts by our stockholders to replace or remove our current management.

In addition to our corporate charter and our bylaws, because we are incorporated in Delaware, we are subject to the provisions of Section 203 of the Delaware General Corporation Law, which generally prohibits a Delaware corporation from engaging in any of a broad range of business combinations with any holder of at least 15% of our capital stock for a period of three years following the date on which the stockholder became a 15% stockholder.

We will incur increased costs as a result of operating as a public reporting company, and our management will be required to devote substantial time to new compliance initiatives.

As a public reporting company, we will incur significant legal, accounting and other expenses that we did not incur as a private company. In addition, the Sarbanes-Oxley Act of 2002 and rules subsequently implemented by the SEC, have imposed various requirements on public companies, including establishment and maintenance of effective disclosure and financial controls and corporate governance practices. Our management and other personnel will need to devote a substantial amount of time to these compliance initiatives. Moreover, these rules and regulations will increase our legal and financial compliance costs and will make some activities more time consuming and costly. For example, we expect that these rules and regulations may make it more difficult and more expensive for us to obtain director and officer liability insurance.

We currently have outstanding, and we may, in the future issue instruments which are convertible into shares of common stock, which will result in additional dilution to you.

We currently have an outstanding instrument which is convertible into shares of common stock, and we may need to issue similar instruments in the future. In the event that these convertible instruments are converted into shares of common stock outstanding stock, or that we make additional issuances of other convertible or exchangeable securities, you could experience additional dilution. Furthermore, we cannot assure you that we will be able to issue shares or other securities in any other offering at a price per share that is equal to or greater than the price per share paid by investors or the then current market price.

Item 1B. Unresolved Staff Comments.

None

17

Item 2. Properties.

Currently the Company leases approximately 4,202 square feet of office space in Phoenix, Arizona, at a monthly rent of $6,480. The lease includes all utilities, was effective September 1, 2019, with a 5 year term.

The Company owns approximately 50 acres in Southern Arizona that is zoned to grow and cultivate medical marijuana flower. The Company is currently utilizing 5 acres which was acquired in May 2017 which includes a 10,000 square foot, state-of-the-art indoor manufacturing facility with 10,000 square feet of additional capacity which passed inspections to operate June 4, 2019 and is currently in production. The facility now totals 20,000 square-feet consisting of 8 flower rooms, just over 1,000 square-feet of nursery space, an upgraded extraction laboratory, for increased manufacturing capabilities. On April 20, 2018, the Company entered into an agreement for the purchase of approximately 44 acres of land from an affiliate of a founding member of BSSD, its now wholly owned subsidiary. The purchase price of the property was $3,000,000, payable as follows; (i) $200,000 deposited with escrow agent as an initial earnest money deposit in April 2018, (ii) on or before February 1, 2019, the Company will deposit an additional $800,000 into escrow as additional earnest money deposit and (iii) the balance of the purchase price shall be paid via a promissory note. The earnest money amounts are non-refundable. The Company has negotiated an amendment to this agreement that will spread the $800,000 payment over the course of time. As of September 30, 2019, the Company had paid a total of $600,000 which was deposited in escrow, and classified as a long-term asset on the consolidated balance sheet as of September 30, 2019. As of the date of these financial statements, a total of $600,000 has been deposited in escrow.

Item 3. Legal Proceedings.

From time to time, we may become subject to various legal proceedings that are incidental to the ordinary conduct of its business. Although we cannot accurately predict the amount of any liability that may ultimately arise with respect to any of these matters, it makes provision for potential liabilities when it deems them probable and reasonably estimable. These provisions are based on current information and may be adjusted from time to time according to developments. Other than the foregoing we are not aware of any material litigation.

Item 4. Mine Safety Disclosures.

Not applicable.

18

PART III

Item 5. Market for Common Equity, Related Stockholder Matters, and Issuer Purchases of Equity Securities.

Market Information

Our common stock is currently quoted on the OTC Bulletin Board. Our common stock has been quoted on the OTC Bulletin Board since November 3, 2011 under the symbol “CDYY.OB.” On November 9, 2012, our symbol was changed to “AIRW.OB” to reflect the Company’s name change. On December 21, 2016 we filed a Form 15-12G and down listed to the OTC Pink sheets. On April 27, 2018, the Company’s ticker symbol was changed to “INLB”. Because we are quoted on the OTC Markets, our common stock may be less liquid, receive less coverage by security analysts and news media, and generate lower prices than might otherwise be obtained if it were listed on a national securities exchange.

The following table sets forth the high and low bid prices for our Common Stock per quarter as reported by the OTC Bulletin Board for the quarterly periods indicated below based on our fiscal year end September 30. Our common stock began trading in 2012. These prices represent quotations between dealers without adjustment for retail mark-up, markdown or commission and may not represent actual transactions.

Fiscal Quarter	High	Low

First Quarter (Oct. 1, 2017 – Dec. 31, 2017)	$3.40	$0.252
Second Quarter (Jan. 1, 2018 – Mar. 31, 2018)	2.80	1.80
Third Quarter (Apr. 1, 2018 – Jun. 30, 2018)	4.20	2.20
Fourth Quarter (Jul. 1, 2018 – Sept. 30, 2018)	3.00	1.65

First Quarter (Oct. 1, 2018 – Dec. 31, 2018)	$7.00	$1.50
Second Quarter (Jan. 1, 2019 – Mar. 31, 2019)	$6.00	$3.50
Third Quarter (Apr. 1, 2019 – Jun. 30, 2019)	7.10	2.02
Fourth Quarter (Jul. 1, 2019 – Sept. 30, 2019)	4.99	2.15

Record Holders

As of September 30, 2019, there were 63,643,005 common shares issued and outstanding, which were held by 303 stockholders of record.

Dividends

We have never declared or paid any cash dividends on our common stock nor do we anticipate paying any in the foreseeable future. Furthermore, we expect to retain any future earnings to finance our operations and expansion. The payment of cash dividends in the future will be at the discretion of our Board of Directors and will depend upon our earnings levels, capital requirements, any restrictive loan covenants and other factors the Board considers relevant.

Securities Authorized for Issuance under Equity Compensation Plans

On June 21, 2019, our shareholders voted to approve the 2019 Equity Incentive Plan (the “2019 Plan”). Pursuant to the 2019 Plan, the maximum aggregate number of Shares available under the Plan through awards is the lesser of: (i) 6,000,000 shares, increased each anniversary date of the adoption of the plan by 2 percent of the then-outstanding shares, or (b) 10,000,000 shares. We have 6,000,000 shares available for issuance under the 2019 Plan.

Common Stock

We are authorized to issue 2,000,000,000 shares of Common Stock, $0.0001 par value per share (the “Common Stock”). As of September 30, 2019, there were 63,643,005 shares of Common Stock issued and outstanding. As of January 13, 2020 there were 63,652,620 shares of common stock issued and outstanding.

The holders of our Common Stock have equal ratable rights to dividends from funds legally available therefore, when, as and if declared by our board of directors. Holders of Common Stock are also entitled to share ratably in all of our assets available for distribution to holders of Common Stock upon liquidation, dissolution or winding up of the affairs.

The holders of shares of our Common Stock do not have cumulative voting rights, which means that the holders of more than 50% of such outstanding shares, voting for the election of directors, can elect all of the directors to be elected, if they so choose and in such event, the holders of the remaining shares will not be able to elect any of our directors. The holders of 50% percent of the outstanding Common Stock constitute a quorum at any meeting of shareholders, and the vote by the holders of a majority of the outstanding shares or a majority of the shareholders at a meeting at which quorum exists are required to effect certain fundamental corporate changes, such as liquidation, merger or amendment of our articles of incorporation.

Holders of our Common Stock may resell their shares of Common Stock, pursuant to Rule 144 under the Securities Act (“Rule 144”), one year following the date of acquisition of such securities from the Company until such time that the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act. Holders of our Common Stock may resell their shares of Common Stock, pursuant to Rule 144 six months following the date of acquisition of such securities from the Company or an affiliate of the Company after the Company has been subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, for a period of at least 90 days immediately before such sale, and has filed all required reports under the Exchange Act (other than reports on Form 8-K) during the preceding 12 months (or such shorter period as the Company was required to file such reports). If the condition set forth above relating to the Company having filed all required reports under the Exchange Act is not satisfied, holders of our Common Stock may resell their shares of Common Stock, pursuant to Rule 144, one year following the acquisition of such securities from the Company or an affiliate of the Company.

Shares of our Common Stock are registered at the office of the Company and are transferable at such office by the registered holder (or duly authorized attorney) upon surrender of the Common Stock certificate, properly endorsed. No transfer shall be registered unless the Company is satisfied that such transfer will not result in a violation of any applicable federal or state securities laws.

19

Convertible Instruments

The following is a description of the material terms of our convertible instruments which remain outstanding as of September 30, 2019:

On September 13, 2018, the Company entered into a Loan and Revenue Participation Agreement with Viridis Group I9 Capital LLC (“Viridis”) in which Viridis has agreed to loan the Company up to $2.7 million for the expansion of the Company’s Arizona and Nevada properties (see Note 12). As of September 30, 2018, the Company has received $1,500,000 of proceeds from Viridis in the form of a promissory note. The $1,500,000 proceeds were utilized to acquire a 20% ownership in Strive Management, LLC as described in Notes 1 and 8. In exchange for the loan, Viridis will be repaid in the form of waterfall revenue participation schedules. Viridis shall receive 5% of the Company’s gross revenues from Nevada operations, until the loan is repaid, 2% until repaid 200% of the amount loaned, and 1% of gross revenues in perpetuity or until a change in control. Payments on the loan will commence 90 days after the Nevada operation begins earning revenue. Parties acknowledge that the Company is expected to own only 51% of the Nevada operations, and therefore Viridis’ revenue participation is limited to the Company’s interest.  Initially, interest was charged on the Arizona loan of $1.2 million at an annual rate of 2.9% and the Nevada loan of $1.5 million accrued no interest. On August 27, 2019, Viridis agreed to subordinate its security position in the properties if necessary for future financing. In return, interest will be charged at an annual rate of 6% beginning on August 26, 2019 and Viridis will receive One million shares of the Company’s common stock in tranches upon subordination.

The Company has one convertible note payable with principal balances totaling $20,000 which was due in August 2012, is unsecured, carry an interest rate of 8% and are convertible to common stock at $.50 per share.

Dividends

We have not paid any cash dividends to our shareholders. The declaration of any future cash dividends is at the discretion of our Board of Directors and depends upon our earnings, if any, our capital requirements and financial position, our general economic conditions, and other pertinent conditions. It is our present intention not to pay any cash dividends in the foreseeable future, but rather to reinvest earnings, if any, in our business operations.

Stock Transfer Agent

Our transfer agent is Nevada Agency and Transfer Company, Inc., 50 West Liberty Street, Suite 880 Reno Nevada 89501.

20

Item 6. Selected Financial Data.

We are a smaller reporting company as defined by Rule 12b-2 of the Exchange Act and are not required to provide the information required under this item.

Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations.

Forward Looking Statements

You should read the following discussion of our financial condition and results of operations together with our audited consolidated financial statements and interim unaudited condensed consolidated financial statements and notes to such financial statements included elsewhere in this 10-K. The following discussion contains forward-looking statements that involve risks and uncertainties. The forward-looking statements are not historical facts, but rather are based on current expectations, estimates, assumptions and projections about our industry, business and future financial results. Our actual results could differ materially from the results contemplated by these forward-looking statements due to a number of factors, including those discussed under “Item 1A. Risk Factors” and other sections in this 10-K.

Overview

Item 9 Labs produces premium cannabis and cannabis related products in a rapidly growing market. We currently offer more than 300 products that we group in the following categories: flower; concentrates; distillates; and hardware. Our product offerings will continue to grow as we develop new products to meet the needs of the end-users. We make our products available to consumers through licensed dispensaries in Arizona. In just over a year from our first product delivery, Item 9 Labs’ products are now carried in more than 40 dispensaries throughout the state of Arizona.

We believe our past and future success is dependent upon our ongoing ability to understand the needs and desires of the consumers; and we develop and offer products that meet their needs.

The objective of Item 9 Labs is to leverage our assets (tangible and intangible) to fuel the growth of our share of the Arizona cannabis market, as well as expand the geographical reach of our products into markets outside of Arizona, with the ultimate goal of providing comfortable cannabis health solutions to a larger population in a manner that will create value for our shareholders.

We expanded our assets in November 2018 with the acquisition of the majority of the assets of AZ DP Consulting LLC. The acquisition was treated as a business combination for financial reporting purposes. The acquisition was valued at $9,270,000, $1,500,000 in cash and $7,770,000 (3 million shares valued at $2.59/share) of the Company’s restricted common stock. As part of the acquisition, the owner of AZ DP Consulting LLC, Sara Gullickson came aboard Item 9 Labs Corp. as CEO. We acquired numerous web domains, including dispensarypermits.com and dispensarytemplates.com, amongst many others, marijuana business templates, a workforce, tradenames and customer lists. The consulting side of the business provides dispensary application services to its clients, and through the acquisition, provides Item 9 Labs Corp. with synergistic partnerships for growth into new markets. Through nine months of operating the business, we concluded that the assets, as recorded at the acquisition date were impaired. The impairment is included in the results of operations, totaling $5,758,827. Subsequent to year end, in November 2019, Sara Gullickson resigned as CEO. As part of her resignation, she and the Company mutually agreed on an amendment to her employment agreement in which she would cancel and return 2,300,000 shares of the common stock she obtained in the acquisition in exchange for a reduction in the duration of her non-compete agreement from 3 years to 4 months.

Our Arizona cannabis operations saw significant expansion as well, both in our physical and geographic footprint. Our physical footprint expanded with the addition of a 2nd 10,000 square foot facility, more than doubling our cultivation and processing space for Arizona. Our geographic footprint grew as we increased the number of dispensaries our products are offered in, from around 45 at the beginning of the year, to over 70 by the end of the year.

Item 9 Labs Corp. continued its expansion plans into other states during the year as well as we broke ground in Nevada and spent over $3.5 million on our 20,000 square foot cultivation and processing facility.

We will expand into other markets through various methods, and will utilize strategic partnerships as necessary to provide the synergies to assist in our growth. As part of this expansion plan, we acquired land in Pahrump, Nevada to build our second production facility. Through partnerships, we obtained cultivation, production and distribution licenses in the state of Nevada.

21

Results of Operations

	Year Ended September 30, 2018	Year Ended September 30, 2019

Revenues, net	$1,401,858	$4,933,960
Cost of services	1,018,109	2,556,189
Gross profit	389,749	2,377,771

Operating expenses	1,037,567	12,518,810

Loss from operations	(653,818)	(10,141,039)

Other income	32,643	192,401

Income from disc Ops	21,280	0
Income tax expense	(88,826)	0

Net loss	$(710,001)	$(9,948,638)

Revenues

Total Revenues for the year ended September 30, 2019 were $4,933,960 compared to the revenue for the period ended September 30, 2018 of $1,401,858, an increase of $3,532,102 or 252%. This increase was primarily due to an overall increase in monthly sales as production and demand for our products grew. Management anticipates revenues to continue to grow as the revenue trends are positive month over month.

Costs of Services

Costs of services consist primarily of labor, materials, supplies and utilities. Costs of services as a percentage of revenues was 52% for the year ended September 30, 2019 compared to 73% for the period ended September 30, 2018, consisting of certain costs, predominantly labor and materials increased at a higher rate to ramp up production. Management believes these costs will increase at a much lower rate than revenues and production in future periods, which will lead to higher profit margins than these historical figures illustrate.

Gross Profit

Gross profit for the year ended September 30, 2019 was $2,377,771 compared to $383,749 for the year ended September 30, 2018. The increase was due to the ramp up in operations and continued improvement in the operating capacity of the Company’s cultivation and processing facilities.

Operating Expenses

Total operating expenses for the year ended September 30, 2019 were $12,518,810 compared to $1,037,567 for the year ending September 30, 2018, an increase of $11,481,243. Operating expenses as a percentage of gross profit increased from 270% to 526% for the periods compared. Management believes this ratio will decrease going forward as the expectation is that revenues will continue to grow at a much higher rate than operating expenses. $5,758,827 of the Company’s operating expenses for the year ended September 30, 2019 are a loss on impairment of goodwill and other intangible assets, and $376,430 is a provision for bad debt, both items that management does not believe to be indicative of future results. Additionally, $1,067,617 of the Company’s operating expenses in 2019 were paid through the issuance of shares of common stock of the Company compared to $103,774 in 2018. The loss on impairment was determined by comparing the fair value of the acquired assets as of September 30, 2019 to the carrying amounts recorded on the consolidated financial statements. The Company utilized the projected future cash flows of the acquired assets and a weighted average cost of capital of 11.4% to calculate the estimated fair value of the assets.

22

FINANCIAL CONDITION, LIQUIDITY AND CAPITAL RESOURCES

Liquidity and Capital Resources

Our primary need for liquidity is to fund working capital requirements of our business, capital expenditures, acquisitions, debt service, and for general corporate purposes. Our primary source of liquidity is funds generated by financing activities and from private placements. Our ability to fund our operations, to make planned capital expenditures, to make planned acquisitions, to make scheduled debt payments, and to repay or refinance indebtedness depends on our future operating performance and cash flows, which are subject to prevailing economic conditions and financial, business and other factors, some of which are beyond our control.

The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which contemplate continuation of the Company as a going concern. The Company has not yet established an ongoing source of revenue sufficient to cover its operating costs and has incurred net losses since its inception. These losses, with the associated substantial accumulated deficit, are a direct result of the Company’s planned ramp up period as it is pursuing market acceptance and geographic expansion. In view of these matters, realization of a major portion of the assets in the accompanying consolidated balance sheets is dependent upon continued operations of the Company which in turn is dependent upon the Company’s ability to meet its financing requirements, and the success of its future operations. The Company operates in a new, developing industry with a variety of competitors. These factors raise substantial doubt about the Company’s ability to continue as a going concern. As a result, the Company’s independent registered public accounting firm included an emphasis-of-matter paragraph with respect to the accompanying consolidated financial statements, expressing uncertainty regarding the Company’s assumption that it will continue as a going concern.

In order to continue as a going concern, the Company will need to generate additional revenue and obtain additional capital to fund its operating losses and service its debt. Management’s plans in regard to these matters are described as follows:

Sales and Marketing. Historically, the Company has generated the majority of its revenues by providing its products to dispensaries throughout the state of Arizona. The Company’s revenues have increased significantly since its inception in May 2017, and continue to grow as of the date of these consolidated financial statements. Management will continue its plans to increase revenues in the Arizona market by providing superior products. Additionally, as capital resources become available, the Company will expand into additional markets outside of Arizona, with construction of a cultivation and processing facility well underway in Nevada.

Financing. To date, the Company has financed its operations primarily with loans from shareholders, private placement financings and sales revenue. Management believes that with continued production efficiencies, production growth, and continued marketing efforts, sales revenue will grow significantly, thus enabling the Company to reverse its negative cash flow from operations and raise additional capital as needed. However, there is no assurance that the Company’s overall efforts will be successful.

If the Company is unable to generate significant sales growth in the near term and raise additional capital, there is a risk that the Company could default on additional obligations, and could be required to discontinue or significantly reduce the scope of its operations if no other means of financing operations are available. The consolidated financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amount and classification of liabilities or any other adjustment that might be necessary should the Company be unable to continue as a going concern.

As of September 30, 2019, the Company had $574,943 of cash and restricted cash and working capital of $(4,174,962) (current assets minus current liabilities), compared with $1,674,266 of cash and $2,054,260 of working capital as of September 30, 2018. The decrease of $6,229,222 in our working capital and $1,099,323 in cash was primarily due to investing in construction projects in Arizona and Nevada totaling $6,006,764, acquisition outlays of $1,500,000 and increase in deferred costs of $1,317,816. This was offset by stock sales totaling $5,885,003 and the issuance of debt of $3,251,714. The Company is an early stage growth company. It is generating cash from sales and is investing its capital reserves in current operations and new acquisitions that will generate additional earnings in the long term. The Company expects that its cash on hand and cash flows from operations, along with private and/or public financing, will be adequate to meet its capital requirements and operational needs for the next 12 months.

23

Cash Flows

The following table summarizes the sources and uses of cash for each of the periods presented:

	Year Ended September 30,	Year Ended September 30,
	2018	2019
Net cash used in operating activities	$(972,263)	$(2,393,428)
Net cash used in investing activities	(362,881)	(7,842,612)
Net cash provided by financing activities	2,995,550	9,136,717

Net increase (decrease) in cash and cash equivalents	$1,660,406	$(1,099,323)

Operating Activities

During the year ended September 30, 2019, operating activities used $2,393,428 of cash, primarily resulting from a net loss of $9,948,638 and net cash used in operating assets and liabilities of $260,815. There was significant non-cash activity that contributed to the net loss totaling $7,816,025 including a loss on impairment of $5,578,827, depreciation and amortization of $676,134, provision for bad debt of $376,430 and compensation paid in the form of stock of $1,067,617. Cash used by changes in operating assets and liabilities was primarily due to an increase in deferred costs of $1,317,816, and accounts receivable of $339,644, offset by an increase in accounts payable of $351,036, accrued interest of $663,827 and accrued expenses of $298,609.

During the year ended September 30, 2018, operating activities used $972,263 of cash, primarily resulting from a net loss of $688,721 and net cash used in operating assets and liabilities of $402,870. Cash used by changes in operating assets and liabilities was primarily due to an increase in accounts payable of $57,660, accrued payroll of $36,733, and accrued income tax of $88,826, offset by an increase in deferred costs of $577,681.

Investing Activities

During the year ended September 30, 2019, investing activities used $7,842,612 of cash, consisting primarily of payments totaling $6,006,764 in purchases of property and equipment, $400,000 in deposits made on a land acquisition, and $1,500,000 in acquisition outlays offset by $115,000 in cash received on short-term notes receivable.

During the year ended September 30, 2018, investing activities used $362,881 of cash, consisting primarily of payments totaling $340,244 in purchases of property and equipment, $200,000 in deposits made on a land acquisition, and $210,000 in extending notes receivable offset by $300,000 in cash received on the sale of Airware assets.

Financing Activities

During the year ended September 30, 2019, financing activities provided $9,136,717, which included proceeds from the sale of common stock of $5,885,003 and cash proceeds from notes payable of $3,251,714.

During the year ended September 30, 2018, financing activities provided $2,995,550, which included proceeds from the sale of common stock of $1,495,550 and cash proceeds from a note payable of $1,500,000.

24

Anticipated Capital Requirements

We estimate that our capital requirements to implement our expansion plan over the next 18 months will be approximately $15,000,000 as described in the table below. These estimates may change significantly depending on the nature of our future business activities, expansion rollout, identification of suitable acquisition targets, and our ability to raise capital necessary to conduct the aforementioned activities. We further anticipate incurring additional costs and expenses for accounting, legal, and other miscellaneous fees relating to compliance with SEC requirements.

Description	Estimated Expenses
Legal, Accounting & Other Registration Expenses	$350,000
Costs Associated with Being a Public Company	240,000
Trade Shows and Travel	50,000
Website Development	40,000
Rent	170,000
Advertising and Marketing	600,000
Staffing	2,750,000
General Working Capital	400,000
Cash Reserves	1,500,000
Business Acquisitions and Construction	7,000,000
License Applications	1,900,000
Total	$15,000,000

Given that our cash needs are strongly driven by our growth requirements, we also intend to maintain a cash reserve for other risk contingencies that may arise.

We intend to meet our cash requirements for the next 12 months through the use of the cash we have on hand and through business operations, future equity financing, debt financing, or other sources, which may result in further dilution in the equity ownership of our shares. We currently do not have any other arrangements in place to complete any private placement financings and there is no assurance that we will be successful in completing any such financings on terms that will be acceptable to us.

25

Off-Balance Sheet Arrangements

We are not currently a party to, or otherwise involved with, any off-balance sheet arrangements that have or are reasonably likely to have a current or future material effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources.

Critical Accounting Policies

The preparation of financial statements and related disclosures in conformity with U.S. generally accepted accounting principles (“GAAP”) and the Company’s discussion and analysis of its financial condition and operating results require the Company’s management to make judgments, assumptions and estimates that affect the amounts reported in its consolidated financial statements and accompanying notes. Note 1, “Description of Business and Summary of Significant Accounting Policies,” of the Notes to Consolidated Financial Statements included in this 10-K, describes the significant accounting policies and methods used in the preparation of the Company’s consolidated financial statements. Management bases its estimates on historical experience and on various other assumptions it believes to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities. Actual results may differ from these estimates, and such differences may be material.

Management believes the Company’s critical accounting policies and estimates are those related to revenue recognition. Management considers these policies critical because they are both important to the portrayal of the Company’s financial condition and operating results, and they require management to make judgments and estimates about inherently uncertain matters. The Company’s management has reviewed these critical accounting policies and related disclosures.

Principles of Consolidation – The consolidated financial statements include the accounts of the Company, its wholly-owned subsidiaries and variable interest entities in which the Company is the primary beneficiary. Intercompany balances and transactions have been eliminated.

Use of Estimates – The preparation of financial statements in conformity with Generally Accepted Accounting Principles (“GAAP”) in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could materially differ from those estimates. Significant estimates of the Company include but are not limited to accounting for depreciation and amortization, current and deferred income taxes, deferred costs, accruals and contingencies, carrying value of goodwill and intangible assets, collectability of notes receivable, the fair value of common stock and the estimated fair value of stock options and warrants. Due to the uncertainties in the formation of accounting estimates, and the significance of these items, it is reasonably possible that these estimates could be materially changed in the near term.

Fair Value of Financial Instruments – The carrying value of the Company’s financial instruments, consisting of cash and cash equivalents, accounts receivable, accounts payable, and accrued expenses approximate fair value due to their short term to maturity.  The Company’s long-term receivable resulting from the sale of Airware, notes receivable and notes payable were discounted to its estimated fair value.

Revenue – The majority of the Company’s revenue is associated with a customer contract that represents an obligation to perform services that are delivered at a single point in time.  Any costs incurred prior to the period in which the services are performed to completion are deferred and recognized as cost of services in the period in which the performance obligations are completed. Since the majority of the Company’s revenue is generated from one customer contract, the Company does not have material contract assets or liabilities that fall under ASC 606. For the year ended September 30, 2019, 90% of the Company’s revenue was generated for performance obligations completed in the State of Arizona and in 2018, 100% of the Company’s revenues was generated for performance obligations completed in the State of Arizona.

Intangible Assets Subject to Amortization – Intangible assets include trade name, customer relationships, website, and intellectual property obtained through a business acquisition. Intangible assets acquired in a business combination are recognized at fair value using generally accepted valuation methods deemed appropriate for the type of intangible assets acquired. Intangible assets with finite lives are amortized over their estimated useful life and are reported net of accumulated amortization, separately from goodwill.

26

Goodwill – Goodwill represents the excess of the purchase price paid for the acquisition of a business over the fair value of the net tangible and intangible assets acquired. Goodwill is not subject to amortization and is tested annually for impairment, or more frequently if events or changes in circumstances indicate that the carrying value of goodwill may not be recoverable.

Income Taxes – The Company accounts for income taxes under FASB ASC 740, Income Taxes. Deferred income tax assets and liabilities are determined based upon differences between financial reporting and tax bases of assets and liabilities, and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. The Company has net operating loss carryforwards in excess of $27,000,000, though a portion of those losses will likely be disallowed due to the merger with BSSD Group, LLC and none of the carryforwards can be utilized until the Company is profitable. Due to these facts, the Company has decided to reserve for 100% of any deferred tax asset it may be entitled to.

The Company files income tax returns in the U.S. federal jurisdiction and the State of Arizona. The Company is subject to U.S. federal, state, and local income tax examinations by tax authorities. All periods beginning on or after January 1, 2014 are open to examination by taxing authorities. The Company believes it has no tax positions for which the ultimate deductibility is highly uncertain.

Stock-Based Compensation – The Company follows the guidelines in FASB Codification Topic ASC 718-10 “Compensation-Stock Compensation”, which requires the measurement and recognition of compensation expense for all share-based payment awards made to employees and directors including employee stock options and employee stock purchases related to an Employee Stock Purchase Plan based on the estimated fair values.

Earnings (Loss) Per Share – Basic earnings per share does not include dilution and is computed by dividing loss available to common stockholders by the weighted average number of common shares outstanding for the period. Diluted earnings per share reflects the potential dilution of securities that could share in the earnings of an entity. Dilutive securities are not included in the weighted average number of shares when inclusion would be anti-dilutive.

At September 30, 2019, there were 656,112 shares underlying convertible notes payable, warrants and options.

Recently Issued Accounting Pronouncements

Adopted

In January 2017, the FASB issued ASU 2017-04, Intangibles-Goodwill and Other (Topic 350). The update simplifies the process for assessing goodwill for impairment. The amended guidance removes the second step that was previously required. ASU 2017-04 is effective for us for the fiscal year ending September 30, 2021, with early adoption permitted for periods beginning after January 1, 2017. The Company adopted ASU 2017-04 on October 1, 2018.

Pending Adoption

In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842). The update improves financial reporting about leasing transactions by requiring a lessee to record on the balance sheet the assets and liabilities for the rights and obligations created by lease terms of more than 12 months. We will adopt ASU 2016-02 in the first quarter of 2019 and are in the process of aggregating and evaluating lease arrangements and implementing new processes. Although we are still in the process of evaluating the impact of adoption of the ASU on our consolidated financial statements, we currently believe that the most significant change will be related to the recognition of a right-of-use asset and lease liability on our balance sheet for our real estate operating lease. The impact on our results of operations and cash flows is not expected to be material.

In June 2016, the FASB issued ASU 2016-13, Financial Instruments – Credit Losses (Topic 326), which provides guidance on measuring credit losses on financial instruments. The amended guidance replaces current incurred loss impairment methodology of recognizing credit losses when a loss is probable with a methodology that reflects expected credit losses and requires a broader range of reasonable and supportable information to assess credit loss estimates. ASU 2016-13 is effective for us on January 1, 2020, with early adoption permitted on January 1, 2019. We are assessing the provisions of this amended guidance; however, the adoption of the standard is not expected to have a material effect on our consolidated financial statements.

There have been no other recent accounting pronouncements or changes in accounting pronouncements that have been issued but not yet adopted that are of significance, or potential significance, to us.

Seasonality

We do not expect our sales to be impacted by seasonal demands for our products and services. Also, due to the fact we use indoor grow space, seasonality should not have any impact on our cultivation operations.

27

Item 7A. Quantitative and Qualitative Disclosures About Market Risk.

We are a smaller reporting company as defined by Rule 12b-2 of the Exchange Act and are not required to provide the information required under this item.

Item 8. Financial Statements and Supplementary Data.

Reference is made to our consolidated financial statements beginning on page F-1 of this report.

Item 9. Changes In And Disagreements with Accountants on Accounting and Financial Disclosure.

On January 7, 2020, Item 9 Labs Corp., a Delaware corporation (the “Company”) dismissed D. Brooks and Associates CPAs, P.A. (“D. Brooks and Associates”) as the independent registered public accountant and appointed Semple, Marchal & Cooper, LLP (“Semple”) as the Company’s independent registered public accounting firm as of January 7, 2020. The decisions to appoint Semple and dismiss D. Brooks and Associates were approved by the Board of Directors of the Company on January 7, 2020.

D. Brooks and Associates report on the consolidated financial statements of the Company for the years ended September 30, 2018 and 2017 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s two most recent fiscal years and through January 7, 2020, there were no disagreements on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference to the subject matter of the disagreements in connection with its reports on the Company’s consolidated financial statements for such periods.

For the year ended September 30, 2018 and through January 7, 2020, there have been no reportable events with the Company as set forth in Item 304(a)(1)(v) of Regulation S-K.

Prior to January 7, 2020, the Company did not consult with Semple regarding (1) the application of accounting principles to specified transactions, (2) the type of audit opinion that might be rendered on the Company’s financial statements, (3) written or oral advice was provided that would be an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issues, or (4) any matter that was the subject of a disagreement between the Company and its predecessor auditor as described in Item 304(a)(1)(iv) or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

28

Item 9A. Controls and Procedures.

a) Evaluation of Disclosure Controls and Procedures

We conducted an evaluation, under the supervision and with the participation of our management, of the effectiveness of the design and operation of our disclosure controls and procedures. The term “disclosure controls and procedures,” as defined in Rules 13a-15(e) and 15d-15(e) under the Securities and Exchange Act of 1934, as amended (“Exchange Act”), means controls and other procedures of a company that are designed to ensure that information required to be disclosed by the company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Securities and Exchange Commission's rules and forms. Disclosure controls and procedures also include, without limitation, controls and procedures designed to ensure that information required to be disclosed by a company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the company's management, including its principal executive and principal financial officers, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure. Based on this evaluation, our principal executive and principal financial officers concluded as of September 30, 2019 that our disclosure controls and procedures were not effective at the reasonable assurance level due to the material weaknesses in our internal controls over financial reporting discussed immediately below.

Identified Material Weakness

A material weakness in our internal control over financial reporting is a control deficiency, or combination of control deficiencies, that results in more than a remote likelihood that a material misstatement of the financial statements will not be prevented or detected.

Management identified the following material weakness during its assessment of internal controls over financial reporting:

Personnel: We need to add staff in the accounting department to allow for timely reporting and segregation of duties amongst personnel.

(b) Management's Report on Internal Control Over Financial Reporting.

Our management is responsible for establishing and maintaining adequate internal control over financial reporting as defined in Rules 13a-15(f) and 15d-15(f) under the Securities Exchange Act of 1934.  Our internal control over financial reporting is a process designed by, or under the supervision of, our CEO and CFO, or persons performing similar functions, and effected by our board of directors, management and other personnel, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with accounting principles generally accepted in the United States of America (GAAP).  Our internal control over financial reporting includes those policies and procedures that: (i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and disposition of the assets of the Company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP and that receipts and expenditures of the Company are being made only in accordance with authorization of management and directors of the Company; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company’s assets that could have a material effect on the financial statements.

Management assessed the effectiveness of the Company’s internal control over financial reporting as of September 30, 2019.  In making this assessment, management used the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission in the 2013 Internal Control-Integrated Framework.  Based on its evaluation, management has concluded that the Company’s internal control over financial reporting was not effective as of September 30, 2019.

Pursuant to Regulation S-K Item 308(b), this Annual Report on Form 10-K does not include an attestation report of our company’s independent registered public accounting firm regarding internal control over financial reporting.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements.  Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions or that the degree of compliance with the policies or procedures may deteriorate. A control system, no matter how well designed and operated can provide only reasonable, but not absolute, assurance that the control system’s objectives will be met.  The design of a control system must reflect the fact that there are resource constraints, and the benefits of controls must be considered relative to their cost.

c) Changes in Internal Control over Financial Reporting

During the three months ended September 30, 2019, there were no changes in our internal controls over financial reporting during this fiscal quarter that materially affected, or is reasonably likely to have a materially affect, on our internal control over financial reporting.

ITEM 9B. Other Information.

There were no disclosures of any information required to be filed on Form 8-K during the three months ended September 30, 2019 that were not filed.

29

PART III

Item 10. Directors, Officers, and Corporate Governance.

The following table sets forth certain information regarding our current executive officers and directors as of January __, 2020:

Name	Age	Position
Andrew Bowden	32	Chief Executive Officer and Director
Bobby Mikkelsen	38	Chief Financial Officer, Secretary, Treasurer
Bryce Skalla	38	President and Director
Jeffrey Rassas	57	Chief Strategy Officer, Director
Chris Wolven	37	Chief Operating Officer
Ronald L. Miller, Jr.	55	Executive Chairman

Our directors are appointed for a one-year term to hold office until the next annual general meeting of our shareholders or until removed from office in accordance with our bylaws. Our officers are appointed by our board of directors and hold office until removed by the board. All officers and directors listed above will remain in office until the next annual meeting of our stockholders, and until their successors have been duly elected and qualified. There are no agreements with respect to the election of Directors. Our Board of Directors appoints officers annually and each executive officer serves at the discretion of our Board of Directors.

Except Mr. Miller, as set forth in his biography below, none of the directors held any directorships during the past five years in any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of such act, or of any company registered as an investment company under the Investment Company Act of 1940.

Director and Officer Biographical Information

Andrew Bowden

Chief Executive Officer of Item 9 Labs Andrew Bowden is bringing extensive experience with multitier Investment strategies in Real Estate, Software and sustainable investments. As CEO and co-founder of Bowden Investment Group for the previous 7 years Andrew brings his business experience and leadership to the forefront of Item 9 Labs. Andrew is also skilled and experienced with fundraising and partnering efforts which will extend our current portfolios with the right strategic partnerships.

Bobby Mikkelsen

Robert E. Mikkelsen is a Certified Public Accountant (CPA) in the State of Arizona and received his Bachelors degree in accounting in 2004 from the Eller College of Business, University of Arizona. After graduating from The Eller College of Business, Mr. Mikkelsen went on to work as an auditor for Henry & Horne, LLP in Arizona. Moving up the ranks quickly to Audit Manager, Mr. Mikkelsen utilized his analytical thinking and problem-solving skills to implement effective and efficient changes to the audit process as well as add value to the clients he served. Mr. Mikkelsen has worked with a client base that is diverse in both size and industry, working with small non-profits, large government agencies, and medium sized business, including those in health care, mental health, and pharmaceutical industries. After 11 years, in January 2016, Mr. Mikkelsen started his own firm, Mikkelsen CPA, LLC which focuses on serving clients in various industries with accounting, tax, and CFO Solutions. Mr. Mikkelsen is a member of the American Institute of Certified Public Accountants.

30

Bryce Skalla

As President of Item 9 Labs Corp, Bryce Skalla manages the Company’s day-to-day business operations. Prior to the Airware merger, Mr. Skalla was the co-founder & CEO of Item 9 Labs. As one of the founders and architects of Item 9’s business model, Mr. Skalla was instrumental in establishing Item 9 Labs as one of Arizona’s leading cannabis consulting companies and producers of high quality medical marijuana flower and products over the course of three years. During that period, he designed, developed, and capitalized on strategic opportunities, taking Item 9 from a 1,000 square-foot Caregiver Cultivation warehouse into the highly regulated Arizona Medical Marijuana industry with fifty acres zoned for cultivation.

Previously, Mr. Skalla operated a professional consulting firm focused around business solutions, from advertising and marketing services, to business structure and development. Mr. Skalla’s decision to enter the industry followed a diagnosis with a serious medical condition where he received Interferon, the most accepted medical treatment at the time. During this long and arduous treatment, he experienced firsthand the benefits of medical marijuana, which enabled him to successfully complete his medical regimen. Since this life changing experience, Mr. Skalla has dedicated himself to the normalizing and furthering of the education and use of medical cannabis.

Mr. Skalla obtained a certification in psychiatric rehabilitation from the Association of Psychiatric Rehabilitation Practitioners in 2008.

Jeffrey Rassás

Mr. Rassás serves as Executive Chairman of Item 9 Labs Corp. where he previously served as Chief Strategy Officer since April, 2018. Mr. Rassás is charged with guiding the Company’s strategic growth and advising the CEO and management team. Mr. Rassás is a twenty-year veteran of entrepreneurial ventures and business management. He has extensive experience in funding, leading, developing and performing corporate turnarounds for numerous private and public start-up ventures, across a variety of industries. Mr. Rassás served as CEO, President and Chairman of the Board of Airware Labs Corp since December 2012 Mr. Rassás served as CEO and Chairman of the Board of YouChange Holdings Corp, a publicly traded company on the OTC:QB trading symbol ticker YCNG. Mr. Rassás served as CEO of Global Alerts, a holding company for Earth911.com, Amberalert.com and Pets911.com, later merging with YouChange Holdings Corp and acquiring Quest Recycling to form Quest Resource Holdings Corporation now trading on NASDAQ under the ticker symbol, QRHC

Prior to these executive-level posts, Mr. Rassás was Co-chairman and CEO of ImproveNet, Inc., which he acquired through a merger in 2002, and later sold to IAC/InterActiveCorp (IACI). In addition, Mr. Rassás served as founder, CEO, and Chairman of the Board of EBIZ Enterprises, a publicly traded Linux solutions provider.

Chris Wolven

As Chief Operating Officer (COO) of Item-9 Labs Corp., Mr. Wolven provides the leadership, management and vision necessary to ensure that the company has the proper operational controls, administrative and reporting procedures, people and systems in place to effectively grow the organization and ensure financial strength and operating efficiency.  Mr. Wolven is  a 24-year restaurant industry expert, his extensive experience as a Regional Brand Chef with Fox Restaurant Concepts earned him world-class skills in analysis, strategy, and management. His time with Fox Restaurant Concepts found him working in a multi-unit, operational role, planning and executing successful, scaled business models. In that time, Mr. Wolven efficiently navigated the heavily regulated restaurant industry by adhering to regulations regarding the Health Department, OSHA, and cash management procedures. He was responsible for operations and food development for seven of the 15 brands under Fox Restaurant Concepts, spanning ten locations with over 1,000 employees. He oversaw creative development, financial planning, operational wellbeing, as well as the building and implementation of systems.

Mr. Wolven participated in over 60 restaurant openings across 13 states, and his region regularly brought in over $50 million in annual revenue. Through data analysis and strategic planning, he has time and time again lead ambitious teams to successfully write and implement some of the best business models in the restaurant industry

Ronald L. Miller, Jr.

Mr. Miller has served as Vice President, Chief Financial Officer, and Secretary of THAT’S EATERTAINMENT CORP., or TEC, since December 2015. Mr. Miller has been a principal of a predecessor and current subsidiary of TEC since February 2014 and has served as its Chief Financial Officer since April 2015. Mr. Miller also has served as a director and Chairman of the Audit Committee of Quest Resource Holding Corporation since October 2012. Quest is publicly traded on Nasdaq under the ticker symbol QRHC. Mr. Miller served as a director of one of Quest’s predecessors, Earth911, from July 2010 to October 2012. Mr. Miller served as Chief Executive Officer of Southwest Capital Partners , LLC, an investment banking firm, from September 2009 to March 2015. He served as a Managing Director of CKS Securities LLC, an investment banking firm, from February 2010 to December 2011. Mr. Miller served as Vice Chairman of Miller Capital Markets, LLC, a Scottsdale, Arizona headquartered boutique investment banking firm from May 2009 to August 2009. He served as Chief Executive Officer of Alare Capital Partners, LLC, a Scottsdale-based investment banking and strategic advisory firm, from September 2005 to May 2009. From 2001 to 2005, Mr. Miller served as a Managing Director of The Seidler Companies Incorporated, an investment banking firm and member of the NYSE. Mr. Miller served from 1998 to 2001 as a Senior Vice President and was instrumental in the opening of the Phoenix, Arizona office of Wells Fargo Van Kasper. From 1994 to 1998, Mr. Miller served as Senior Vice President of Imperial Capital, and from 1993 to 1994, was associated with the Corporate Finance Department of Ernst & Young. Mr. Miller began his career in the M&A department of PaineWebber, Inc.

31

Identification of Significant Employees

We have no significant employees other than our officers and directors.

Family Relationship

We currently do not have any officers or directors of our Company who are related to each other, with the exception of Mr. Wolven who is the son in law of Mr. Rassas.

Involvement in Certain Legal Proceedings

To the best of our knowledge, none of our directors or executive officers has, during the past ten years:

(1) had a petition under the Federal bankruptcy laws or any state insolvency law filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

(2) has been convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

(3) has been the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

(i) Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

(ii) Engaging in any type of business practice; or

(iii) Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

(4) has been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in (3)(i) above, or to be associated with persons engaged in any such activity;

(5) has been found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated;

(6) has been found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

(7) has been the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

(i) Any Federal or State securities or commodities law or regulation; or

(ii) Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or

(iii) Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

(8) has been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Board Committees

The Board has three standing committees to facilitate and assist the Board in the execution of its responsibilities. The committees are currently the Audit Committee, the Nominating and Corporate Governance Committee, and the Compensation Committee. The Committees were formed in June 2019. The Audit and Compensation Committees are comprised of at least one non-employee, independent director and two additional directors. The Nominating and Corporate Governance Committee has one independent director and one management director. The discussion below describes current membership for each of the standing Board committees.

Audit Committee	Compensation Committee	Nominations and Governance
Ronald Miller (Chairman)	Andrew Bowden	Ronald Miller (Chairman)
Andrew Bowden	Ronald Miller (Chairman)	Andrew Bowden
Jeffrey Rassas	Bryce Skalla

Audit Committee and Audit Committee Financial Expert

On June 21, 2019, the Company established an audit committee and adopted its audit committee charter. The Company does have an audit committee financial expert (as defined in Item 407 of Regulation S-K) serving on its Board of Directors. All current members of the Board of Directors have sufficient financial expertise for overseeing financial reporting responsibilities.

The Company's audit committee should consist of two independent members of the board of directors. The audit committee's duties include, but are not limited to, recommending to the Company's board of directors the engagement of an independent registered public accounting firm to audit the Company's financial statements and to review the Company's accounting and auditing principles. The audit committee reviews the scope, timing and fees for the annual audit and the results of audit examinations performed by the internal auditors and independent registered public accounting firm, including their recommendations to improve the system of accounting and internal controls. The audit committee will at all times be composed exclusively of directors who are, in the opinion of the Company's board of directors, free from any relationship which would interfere with the exercise of independent judgment as a committee member and who possess an understanding of financial statements and generally accepted accounting principles.

Code of Conduct and Ethics

On June 21, 2019, the Company's Board of Directors established and adopted a Code of Conduct and Ethics (the "Code") that applies to our directors, officers and employees, including our Chief Executive Officer and Chief Financial Officer.

32

Item 11. Executive Compensation.

Compensation of Officers Summary Compensation Table

The following tables set forth certain information about compensation paid, earned or accrued for services by our executive officers in the fiscal years ended September 30, 2019, and September 30, 2018.

A summary of cash and other compensation paid  in accordance with management consulting contracts for our executives and directors for the most recent two years is as follows:

Name and Principal					Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All other compensation	Total
Position	Title	Year	Salary ($)	Bonus ($)	($)	($)	($)	($)	($)	($)
(a)		(b)	(c)	(d)	(e)	(f)(9)	(g)	(h)	(i)	(j)
Andrew Bowden (1)	CEO and Director	2018	$0	$0	$0	$0	0	0	0	$0
		2019	$12,000	$0	$0	$0	0	0	0	$12,000
Robert Mikkelsen(2)	CFO, Secretary	2018	$9,998	$0	$0	$0	0	0	0	$9,998
	and Treasurer	2019	$119,808	$0	$0	$0	0	0	0	$119,080
Bryce Skalla (3)	President and	2018	$66,773	$0	$0	$9,054	0	0	0	$75,827
	Director	2019	$170,758	$0	$0	$0	0	0	0	$170,758
Jeffrey Rassas (4)	Director,	2018	$149,045	$0	$0	$9,054	0	0	0	$158,099
	CSO	2019	$206,051	$0	$0	$0	0	0	0	$206,051
Chris Wolven(5)	COO	2018	$0	$0	$0	$0	0	0	0	$0
		2019	$109,616	$0	$0	$0	0	0	0	$109,616
Ronald L. Miller Jr.(6)	Director (Chairman)	2018	$0	$0	$0	$9,054	0	0	0	$9,054
		2019	$16,000	$0	$0	$0	0	0	0	$16,000
Sara Gullickson(7)	Former CEO and Director	2018	$31,250	$0	$0	$0	0	0	0	$31,250
		2019	$161,538	$0	$0	$0	0	0	0	$161,538
Jessica Smith (8)	Former CFO	2018	$57,500	$0	$0	$0	0	0	0	$57,500
		2019	$30,000	$0	$0	$0	0	0	0	$30,000

Notes to Summary Compensation Table:

(1)	Bowden has been a director since September 11, 2018 and CEO since November 18, 2019; Bowden received no cash compensation during fiscal year 2018. In 2019, Bowden received monthly cash of $2,000 for services on the board. Upon appointment as CEO, Bowden receives a salary of $200,000.

(2)	On October 15, 2018, Mikkelsen accepted the position of CFO with an annual salary of $130,000. Mikkelsen was compensated in 2018 for services provided to the company under a consulting agreement.

(3)	On March 26, 2018, Skalla was accepted the position of CEO then moved to the position of President on November 26, 2018. Mr. Skalla’s current annual salary is $187,000. Mr. Skalla was also granted $7,500 in stock options on May 8, 2018.

(4)	On July 16, 2013, the Company entered into a Severance Agreement (the “Agreement”) with Jeffrey Rassas, the Company’s Chief Executive Officer (“Mr. Rassas”) pursuant to which Mr. Rassas will be entitled to the following severance benefits: (i) the Company shall pay to Mr. Rassas his base salary for a period of 12 months following termination without cause; (ii) Mr. Rassas shall be paid any earned and unpaid bonus due; and, (iii) and all unvested stock-based compensation held by Mr. Rassas shall vest as of the date of termination. The preceding description of the Agreement is a brief summary of its terms and does not purport to be complete, and is qualified in its entirety by reference to the Severance Agreement, a copy of which was filed as Exhibit 10.1 to the Current Report on Form 8-K filed with the Commission on July 16, 2013 and is incorporated herein by reference. Rassas was also granted $7,500 in stock options on May 8, 2018.

(5)	In January 2019, Wolven accepted the position of COO with an annual salary of $150,000. Wolven’s compensation includes $25,000 in stock options vesting every 90 days.

(6)	On May 8, 2018, Miller was granted stock options totaling $7,500. Miller received no cash compensation during the fiscal year 2018, though beginning in January 2019 receives $2,000 for service on the board.

(7)

On November 26, 2018, the Company entered into an Employment Agreement with Gullickson for a term of 3 years at a base salary of $200,000 per year with incentive and performance bonuses. On November 15, 2019, Gullickson voluntarily resigned as CEO and director of the Company. Gullickson and the Company mutually agreed to amend the terms of the employment agreement and non-competition agreement between Ms. Gullickson and the Company dated November 26, 2018 pursuant to which (i) the non-competition period shall be reduced from three (3) years to four (4) months; (ii) Ms. Gullickson shall receive her full salary and health benefits for four (4) months from the resignation date (a significantly reduced period of time); and (iii) Ms. Gullickson shall cancel and return to treasury an aggregate amount 2,300,000 restricted shares of Company Common Stock.

(8)

On September 20, 2012, the Company entered into an agreement with a company owned by its former CFO for her services as CFO on a contract basis in exchange for a fixed monthly fee; Ms. Smith resigned effective October 15, 2018.

(9)	On May 8, 2018, the Company granted 22,500 stock options to board members. The options are exercisable at $2.40 per share with a ten year term. The options will vest equally over three years unless there is a change of control of the Company. The Company has calculated the estimated fair market value of the options granted using the Black-Scholes Option Pricing model and the following assumptions: stock price at valuation, $2.40, expected term of 10 years, exercise price of $2.40, a risk free interest rate of 1.41%, a dividend yield of 2.99% and a volatility of 34.72%.

33

Consulting Agreements, Employment Agreements and Other Arrangements

Other than the foregoing as set forth in the Notes to Summary Compensation Table, the Company has no agreement that provides for payment to executive officers at, following, or in connection with the resignation, retirement or other termination, or a change in control of Company or a change in any executive officer's responsibilities following a change in control.

Outstanding Equity Awards at Fiscal Year-End

The table below summarizes the outstanding equity awards to our executive officers and directors as of September 30, 2019.

OPTION AWARDS*
Name	Number of Common Shares Underlying Unexercised Options (#) Exercisable	Number of Common Shares Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Andrew Boden	nil	nil	nil	—	—
Total	nil	nil	nil	—	—
Robert Mikkelsen	nil	nil	nil	—	—
Total	nil	nil	nil	—	—
Bryce Skalla	0	7,500	nil	$2.40	5/8/2028
Total	nil	7,500	nil	—	—
Jeffrey Rassas	33,334	16,667	nil	$6.00	1/25/2023
	5,556	11,112	nil	$2.20	10/4/2023
	5,556	11,112	nil	$5.00	9/5/2024
	0	7,500	nil	$2.40	5/8/2028
Total	44,446	38,889	nil	—	—
Chris Wolven	nil	nil	nil	—	—
Total	nil	nil	nil	—	—
Ronald L. Miller, Jr.	nil	7,500	nil	$2.40	5/8/2028
Total	nil	7,500	nil	—	—
Sara Gullickson (1)	nil	nil	nil	—	—
Total	nil	nil	nil	—	—

*There are 294,991 total options outstanding as of September 30, 2019

(1) Gullickson resigned November 15, 2019

34

Stock Option Plan and other Employee Benefits Plans

On June 21, 2019, our board and shareholders voted to approve the 2019 Equity Incentive Plan (the “2019 Plan”). Pursuant to the 2019 Plan, the maximum aggregate number of Shares available under the Plan through awards is the lesser of: (i) 6,000,000 shares, increased each anniversary date of the adoption of the plan by 2 percent of the then-outstanding shares, or (b) 10,000,000 shares. We have 6,000,000 shares available for issuance under the 2019 Plan as of September 30, 2019.

Compensation of Directors

As of September 30, 2018, there was no cash compensation paid to directors for their service on our board of directors, however, beginning in January 2019 independent board members began to receive $2,000 per month for service on the board.

Compensation Committee

On June 21, 2019, the Company's Board of Directors established a compensation committee of the Board of Directors and adopted a Compensation Committee Charter. The Compensation Committee is made up of three members, two of which are independent members of the Board of Directors, each of whom will serve for a term of one year. The purpose of the Committee is to assist the Board in fulfilling its oversight responsibilities related to the Company's compensation structure and compensation, including equity compensation, if any, paid by the Company.

Code of Ethics

Our Board of Directors adopted a Code of Conduct and Ethics (the "Code") on June 21, 2019, which applies to our officers, directors and employees. The purpose of the Code is to deter wrongdoing and to promote:

•	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
•	full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with, or submits to, the Securities and Exchange Commission ("SEC") or NASDAQ, and in other public communications made by the Company;
•	compliance with applicable laws and governmental rules and regulations;
•	the prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and
•	accountability for adherence to the Code.

A copy of the Code has been filed previously as Exhibit 14.1 to our Form 10 and is incorporated herein by reference.

35

Item 12. Security Ownership of Certain Beneficial Owners and Management Related Shareholder Matters.

The following tables set forth, as of January 13, 2019, certain information concerning the beneficial ownership of our capital stock by:

•	each stockholder known by us to own beneficially 5% or more of any class of our outstanding stock;
•	each director;
•	each named executive officer;
•	all of our executive officers and directors as a group; and
•	each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of any class of our outstanding stock.

As of September 30, 2019, the Company had authorized 2,000,000,000 shares of common stock, par value $0.0001, of which there were 63,643,005 shares of common stock outstanding. As of January 13, 2020, the authorized stock remained the same and there were 63,652,620 shares of common stock issued and outstanding.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to our common stock. Shares of our common stock subject to options that are currently exercisable or exercisable within 60 days of January 13, 2020 are considered outstanding and beneficially owned by the person holding the options for the purpose of calculating the percentage ownership of that person but not for the purpose of calculating the percentage ownership of any other person. Except as otherwise noted, we believe the persons and entities in this table have sole voting and investing power with respect to all of the shares of our common stock beneficially owned by them, subject to community property laws, where applicable.

Security Ownership of Certain Beneficial Owners & Management

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Beneficial Ownership (1)
Directors and Officers: (1)
Andrew Bowden (2)	5,200,000	8.17%

Robert Mikkelsen(3)	0	0.00%
Ronald L. Miller, Jr. (4)	32,501	0.05%
Bryce Skalla (5)(9)	5,217,036	8.67%

Jeffrey Rassas (6)	1,833,349	2.88%

Christopher Wolven (7)	278,845	0.44%

All directors and officers as a group (6 people)	12,561,731	20.21%

Beneficial Shareholders greater than 5%
Stockbridge Enterprises LP (8)
7377 E Doubletree Ranch Rd Suite 200	4,884,048	7.67%
Scottsdale, AZ 85258
Sean Dugan (9)	8,144,712	12.80%

Mark Murro III (9)	6,227,044	9.78%

Andrew Poirier (9)	7,618,045	11.97%

Carlos Curiel (9)	4,026,924	6.33%

(1) Applicable percentage of ownership is based on 63,652,620 shares of common stock outstanding on January 13, 2020. Percentage ownership is determined based on shares owned together with securities exercisable or convertible into shares of common stock within 60 days of January 13, 2020, for each stockholder. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock subject to securities exercisable or convertible into shares of common stock that are currently exercisable or exercisable within 60 days January 13, 2020, are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Our common stock is our only issued and outstanding class of securities eligible to vote. Unless otherwise stated, all shareholders can be reached at mailing address 2727 North 3rd Street, Suite 201 Phoenix, Arizona 85004

(2) Andrew Bowden has been Chief Executive Officer since November 18, 2019 and a Director of the Company since September 11, 2018. Mr. Bowden’s beneficial ownership consists of 200,000 shares purchased via private placement in March 2018 by EBAB, LLC, which is controlled by Mr. Bowden, and 5,000,000 shares purchased by Viridis Group I9 Capital LLC, an entity controlled by Mr. Bowden pursuant to the Purchase Agreement dated October 17, 2018.

(3) Robert Mikkelsen is the Company’s CFO, Secretary and Treasurer. His beneficial ownership includes 0 shares of restricted common stock.

(4) Ronald L. Miller, Jr. is a Director of the Company and Chairman of the Board. Mr. Miller’s beneficial ownership includes 30,000 shares issuable upon exercise of stock options which have vested as of the day of this report and 2,501 total shares purchased in May 2014, some of which were purchased by Windsor Westfield Management, LLC and some by Chickamauga Enterprises, L.P. Both companies are indirectly controlled by Mr. Miller. The remaining 376 shares are held directly by Mr. Miller.

(5) Bryce Skalla is the Company’s President and Director. Mr. Skalla’s beneficial ownership consists of 5,003,878 shares of restricted common stock held in his name and 500,000 shares held by a minor.

(6) Jeffrey Rassas is Chief Strategy Officer and Director. The shares are held by Hayjour Family Limited Partnership, an entity controlled by Mr. Rassas, as such Mr. Rassas’ beneficial ownership includes: 1,788,903 shares of restricted common stock and 44,446 shares issuable upon the exercise of stock options which have vested as of the date of this report.

(7) Christopher Wolven is Chief Operating Officer and his beneficial ownership consists of 278,845 shares of common stock.

(8) Stockbridge Enterprises LP is an Arizona limited partnership controlled by Mitchell A. Saltz, Chairman and Managing Partner.

(9) Skalla, Dugan, Murro, Poirier and Curiel were members of BSSD. On March 20, 2018, the Company closed on an Agreement and Plan of Exchange to acquire all of the membership interests of BSSD in exchange for newly issued restricted shares of the Company’s common which were distributed pro-rata to the BSSD members.

36

Item 13. Certain Relationships and Related Transactions, and Director Independence.

Director Independence

For purposes of determining director independence, we have applied the definitions set out in NASDAQ Rule 5605(a)(2). The OTCBB on which shares of common stock are quoted does not have any director independence requirements. The NASDAQ definition of “Independent Director” means a person other than an Executive Officer or employee of the Company or any other individual having a relationship which, in the opinion of the Company's Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

According to the NASDAQ definition, Andrew Bowden, Bryce Skalla and Jeffrey Rassas are not independent directors because each is also an executive officer of the Company. According to the NASDAQ definition, Ronald L. Miller, Jr. is our sole independent director at this time. All current directors are or may become in the future shareholders of the Company.

Related Party Transactions

As discussed in Note 1, on March 20, 2018, the Company issued 40,355,771 shares of common stock to the members of BSSD for their membership interests.

As discussed in Note 12, the Company has entered into an agreement as of April 20, 2018 for the purchase of land. The land owner is one of the original members of BSSD and a current employee of the Company.

As discussed in Note 14, on May 8, 2018, the Company issued 22,500 options for the purchase of common stock to three board members.

As discussed in Notes 8 and 12, the Company has entered into a Loan and Revenue Participation Agreement and Promissory Note with Viridis. The member of Viridis was elected to the Company’s board of directors on December 21, 2018 and is currently the Company’s CEO.

On August 7, 2018, the Company issued our Company president 33,356 shares of common stock valued at $100,000 as required under a contractor agreement (see Note 12).

As discussed in Note 2, the Company issued 3,000,000 of restricted common stock as part of the asset purchase agreement dated November 26, 2018.

During the year ending September 30, 2019, the Company issued 5,000,000 shares of restricted common stock to Viridis I9 Capital LLC, an LLC in which board Director and CEO, Andrew Bowden is a member of. The sales price was $1.00 per share with net proceeds of $5,000,000.

The Company has a construction management agreement with the Viridis Group to oversee the Nevada construction project totaling $20,000 monthly. The Company owes Viridis $60,000 for these services as of September 30, 2019.

As discussed in Note 12, the Company has a lease agreement with VGI Capital LLC. A member of VGI Capital was elected to the Company’s board of directors on December 21, 2018 and is currently the Company’s CEO.

Included in our accounts payable balance is approximately $185,000 in amounts due to related parties.

Other than the foregoing, none of the directors or executive officers of the Company, nor any person who owned of record or was known to own beneficially more than 5% of the Company’s outstanding shares of its Common Stock, nor any associate or affiliate of such persons or companies, has any material interest, direct or indirect, in any transaction that has occurred during the past fiscal year, or in any proposed transaction, which has materially affected or will affect the Company.

With regard to any future related party transaction, we plan to fully disclose any and all related party transactions in the following manner:

•	Disclosing such transactions in reports where required;

•	Disclosing in any and all filings with the SEC, where required;

•	Obtaining disinterested directors consent; and

•	Obtaining shareholder consent where required.

Review, Approval or Ratification of Transactions with Related Persons

We are a smaller reporting company as defined by Rule 12b-2 of the Securities Exchange Act of 1934 and are not required to provide the information under this item.

37

ITEM 14. Principal Accounting Fees and Services.

Audit Committee Pre-Approval Policy

The Audit Committee has established a pre-approval policy and procedures for audit, audit-related and tax services that can be performed by the independent auditors without specific authorization from the Audit Committee subject to certain restrictions. The policy sets out the specific services pre-approved by the Audit Committee and the applicable limitations, while ensuring the independence of the independent auditors to audit the Company's financial statements is not impaired. The pre-approval policy does not include a delegation to management of the Audit Committee’s responsibilities under the Exchange Act. During the year ended September 30, 2019, the Audit Committee pre-approved all audit and permissible non-audit services provided by our independent auditors.

Service Fees Paid to the Independent Registered Public Accounting Firm

The Audit Committee engaged Semple, Marchal & Cooper, LLP (“Semple”) as the Company’s registered independent public accounting firm as of January 7, 2020. The decisions to appoint Semple and dismiss D. Brooks and Associates (“D. Brookes”) were approved by the Board of Directors of the Company on January 7, 2020.

Semple was engaged to perform an annual audit of the Company’s financial statements for the fiscal year ended September 30, 2019. Previously the Audit Committee engaged D. Brooks to perform an annual audit of the Company’s financial statements for the fiscal years ended September 30, 2018. The following is the breakdown of aggregate fees paid to D. Brooks and Semple for the last two fiscal years:

	For Fiscal Year Ended September 30, 2019		For Fiscal Year Ended September 30, 2018
Audit Fees		$37,050		$36,998
Audit-related fees		$2,425		$75
Tax Fees (Paid to Semple)	$			$4,000
All other Fees	$		$
Total		$39,475		$41,073

- “Audit Fees” are fees paid for professional services for the audit of our financial statements.

- “Audit-Related fees” are fees paid for professional services not included in the first two categories, specifically, SAS 100 reviews, SEC filings and consents, and accounting consultations on matters addressed during the audit or interim reviews, and review work related to quarterly filings.

- “Tax Fees” are fees primarily for tax compliance in connection with filing US income tax returns.

- “All other fees” for 2017-2019 related to three year SEC review (other than the services reported in Items 9(e)(1) through 9(e)(3) of Schedule 14A)

38

PART IV

Item 15. Exhibits, Financial Statement Schedules.

(a) FINANCIAL STATEMENTS:

The company’s financial statements, as indicated by the Index to Consolidated Financial Statements set forth below, begin on page F-1 of this Form 10-K, and are hereby incorporated by reference. Financial statement schedules have been omitted because they are not applicable or the required information is included in the financial statements or notes thereto.

39

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of

Item 9 Labs Corp.

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated balance sheet of Item 9 Labs Corp. (the “Company”) and subsidiaries as of September 30, 2019, the related consolidated statements of operations, changes in stockholders’ equity, and cash flows for the year then ended, and the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company and subsidiaries at September 30, 2019, and the results of its operations, changes in stockholders’ equity, and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Going Concern Uncertainty

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 16 to the consolidated financial statements, the Company has suffered recurring losses from operations and has a net capital deficiency that raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 16. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audit provides a reasonable basis for our opinion.

Certified Public Accountants

We have served as the Company’s auditor since 2019.

Phoenix, Arizona

January 14, 2020

F-1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and
Stockholders of Item 9 Labs. Corp.

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated balance sheets of Item 9 Labs Corp and subsidiary (the “Company”) as of September 30, 2018, and the related consolidated statements of operations, stockholders’ equity, and cash flows for the year ended September 30, 2018, and the related financial statement footnotes (collectively referred to as the financial statements).

In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of September 30, 2018 and the results of its operations and its cash flows for the year ended September 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

D. Brooks and Associates CPAs, P.A.

We have served as the Company’s auditor since 2017.

Palm Beach Gardens, Florida

February 22, 2019

F-2

ITEM 9 LABS CORP. AND SUBSIDIARIES
(FORMERLY AIRWARE LABS CORP.)
CONSOLIDATED BALANCE SHEETS

	September 30,	September 30,
	2019	2018
ASSETS
Current Assets:
Cash and cash equivalents	$21,092	$1,674,266
Restricted cash and cash equivalents	553,851	—
Accounts receivable	437,026	97,382
Deferred costs	1,936,534	618,718
Notes and interest receivable	—	225,074
Receivable for sale of Airware assets	—	639,000
Prepaid expenses and other current assets	14,409	6,107
Total current assets	2,962,912	3,260,547

Property and equipment, net	7,170,422	1,234,042
Investment in Health Defense, LLC	100,000	100,000
Deposit on land purchase from related party	600,000	200,000
Receivable for sale of Airware assets, net of reserves and unamortized discount of $307,430 and $50,912	504,715	249,088
Notes and interest receivable, net	180,000	—
Other intangible assets, net	1,839,875	—
Goodwill	1,116,396	—
Total Assets	$14,474,320	$5,043,677

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
Accounts payable	$1,076,546	$725,510
Accrued payroll	77,560	36,733
Accrued compensated absences	69,424	17,426
Accrued interest	675,182	11,355
Accrued expenses	379,972	81,363
Accrued income tax	87,476	88,826
Short term notes payable	2,051,714	—
Long term debt, in default	2,700,000	—
Convertible notes payable	20,000	20,000
Total current liabilities	7,137,874	981,213

Long term debt	—	1,500,000

Total liabilities	7,137,874	2,481,213

Commitments and Contingencies

Stockholders' Equity:
Common stock, par value $.0001 per share, 2,000,000,000 shares authorized; 63,643,005 and 54,766,642 shares issued and outstanding at September 30, 2019 and 2018, respectively	6,365	5,477
Additional paid-in capital	18,148,962	3,427,230
Accumulated deficit	(10,694,939)	(870,243)
Total Item 9 Labs Corp. stockholders' equity	7,460,388	2,562,464

Noncontrolling Interest	(123,942)	—

Total Stockholders' Equity	7,336,446	2,562,464

Total Liabilities and Stockholders' Equity	$14,474,320	$5,043,677

The accompanying notes are an integral part of these consolidated financial statements.

F-3

ITEM 9 LABS CORP. AND SUBSIDIARIES
(FORMERLY AIRWARE LABS CORP.)
CONSOLIDATED STATEMENTS OF OPERATIONS

	Year Ended	Year Ended
	September 30, 2019	September 30, 2018
Revenues, net	$4,933,960	$1,401,858
Cost of revenues	2,556,189	1,018,109
Gross profit	2,377,771	383,749

Operating expenses
Professional fees and outside services	1,633,426	360,902
Payroll and employee related expenses	2,483,401	283,287
Sales and marketing	741,866	108,828
Other operating expenses	1,524,860	284,550
Loss on impairment	5,758,827	—
Provision for bad debt	376,430	—
Total expenses	12,518,810	1,037,567

Loss from operations	(10,141,039)	(653,818)

Other income (expense)
Interest income	71,376	34,232
Interest expense	(342,718)	(1,589)
Other income	463,743	—
Total other income, net	192,401	32,643

Loss from continuing operations, before income tax provision	(9,948,638)	(621,175)

Income tax provision	—	88,826

Net loss from continuing operations	(9,948,638)	(710,001)

Income from discontinued operations	—	21,280

Net loss	(9,948,638)	(688,721)

Less: Net loss attributable to noncontrolling interest	(123,942)	—

Net loss attributable to Item 9 Labs Corp.	$(9,824,696)	$(688,721)

Basic and diluted weighted average common shares outstanding	61,531,802	32,327,738

Basic and diluted net loss per common share from continuing operations	$(0.16)	$(0.01)

Basic and diluted net income per common share from discontinued operations	$—	$0.00

Total basic and diluted net loss per common share	$(0.16)	$(0.01)

The accompanying notes are an integral part of these consolidated financial statements.

F-4

ITEM 9 LABS CORP. AND SUBSIDIARIES
(FORMERLY AIRWARE LABS CORP.)
CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
YEARS ENDED SEPTEMBER 30, 2019 AND 2018

	Item 9 Labs Corp Equity
			Additional		Non
	Common Stock		Paid-in	Accumulated	Controlling
	Shares	Amount	Capital	(Deficit)	Interest	Total
Balance at September 30, 2017	7,519,182	$752	$1,149,400	$(181,522)	$—	$968,630
Issuance of stock by predecessor	5,346,733	535	(535)	—	—	—
Merger stock issued	40,355,771	4,036	(4,036)	—	—	—
Increase in additional paid-in capital from merger	—	—	683,231	—	—	683,231
Issuance of stock for cash (pre merger)	202,400	20	40,460	—	—	40,480
Issuance of stock for cash (post merger), net of $16,050 of issuance costs	1,309,200	131	1,454,939	—	—	1,455,070
Exchange of shares for services	33,356	3	99,997	—	—	100,000
Stock options issued for services	—	—	3,774	—	—	3,774
Net loss	—	—	—	(688,721)	—	(688,721)
Balance at September 30, 2018	54,766,642	5,477	3,427,230	(870,243)	—	2,562,464
Stock issued for acquisition	3,000,000	300	7,769,700	—	—	7,770,000
Issuance of stock for cash	5,590,003	559	5,884,444	—	—	5,885,003
Exchange of shares for services	233,986	24	833,941	—	—	833,965
Stock compensation	52,374	5	233,647	—	—	233,652
Net loss	—	—	—	(9,824,696)	(123,942)	(9,948,638)
Balance at September 30, 2019	63,643,005	$6,365	$18,148,962	$(10,694,939)	$(123,942)	$7,336,446

The accompanying notes are an integral part of these consolidated financial statements.

F-5

ITEM 9 LABS CORP. AND SUBSIDIARIES
(FORMERLY AIRWARE LABS CORP.)
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Year Ended	Year Ended
	September 30, 2019	September 30, 2018
Operating Activities:
Net loss	$(9,948,638)	$(688,721)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	70,384	49,786
Amortization	605,750	—
Interest accrued on notes receivable	(23,926)	(15,074)
Common stock issued for services	833,965	100,000
Stock compensation expense	233,652	3,774
Loss on impairment	5,758,827	—
Provision for bad debt	376,430	—
Interest accretion from receivable	(39,057)	(19,158)
Changes in operating assets and liabilities:
Accounts receivable	(339,644)	(27,782)
Deferred costs	(1,317,816)	(577,681)
Prepaid expenses	(8,302)	(6,107)
Accounts payable	351,036	57,660
Accrued payroll	40,827	36,733
Accrued compensated absences	51,998	17,426
Accrued interest	663,827	1,200
Accrued expenses	298,609	6,855
Accrued income tax	(1,350)	88,826
Net Cash Used in Operating Activities	(2,393,428)	(972,263)

Investing Activities:
Issuance of notes receivable	—	(210,000)
Deposit on land purchase from related party	(400,000)	(200,000)
Purchases of property and equipment	(6,006,764)	(340,244)
Cash paid for purchase of AZ DP Counsulting LLC assets	(1,500,000)	—
Cash received from sale of Airware assets	—	300,000
Cash received from short-term note receivable	115,000	61,000
Cash acquired in merger	—	26,363
Capitalized license fees	(50,848)	—
Net Cash Used in Investing Activities	(7,842,612)	(362,881)

Financing Activities:
Proceeds from the sale of common stock, net of issuance costs	5,885,003	1,495,550
Proceeds from the issuance of debt	3,251,714	1,500,000
Net Cash Provided by Financing Activities	9,136,717	2,995,550

Net (Decrease)/Increase in Cash	(1,099,323)	1,660,406

Cash and cash equivalents- Beginning of Period	1,674,266	13,860

Cash and cash equivalents - End of Period	$574,943	$1,674,266

Supplemental disclosure of cash flow information:
Interest paid in cash	$—	$—
Income taxes paid in cash	$—	$—

Cash and cash equivalents	$21,092	$1,674,266
Restricted cash and cash equivalents	553,851	—
Total	$574,943	$1,674,266

Supplemental disclosure of non-cash investing and financing activities:
Stock issued for asset acquisition of Arizona DP Consulting, LLC	$7,770,000	$—
Interest in Health Defense, LLC received for sale of Airware assets	$—	$100,000
Receivable for sale of Airware assets, net of discount of $70,070	$—	$929,930
Noncontrolling Interest	$123,942	$—

Net assets acquired in reverse merger:
Issuance of common stock for reverse merger	$—	$683,231
Accounts receivable	—	(44,801)
Property and equipment	—	(6,150)
Goodwill	—	(1,323,780)
Accounts payable and accrued expenses	—	697,863
Convertible notes payable	—	20,000
Cash acquired in merger	$—	$26,363

Net assets acquired in acquisition of Arizona DP Consulting, LLC
Intangible assets	$3,350,000	$—
Goodwill	5,920,000	—
Total purchase consideration	$9,270,000	$—

The accompanying notes are an integral part of these consolidated financial statements.

F-6

ITEM 9 LABS CORP. AND SUBSIDIARIES

(FORMERLY AIRWARE LABS CORP)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 - Summary of Significant Accounting Policies

Basis of Presentation and Organization

Item 9 Labs Corp. (“Item 9 Labs” or the “Company”), formerly Airware Labs Corp., is a Delaware corporation. The Company was incorporated under the laws of the State of Delaware on June 15, 2010 as Crown Dynamics Corp. On October 26, 2012, the Articles of Incorporation were amended to reflect a name change to Airware Labs Corp, and on April 2, 2018, they were amended again to reflect the name change to Item 9 Labs Corp.

On October 18, 2018 the Company effected a 1 for 20 reverse stock split of the Company’s common stock. The par value and number of authorized shares were not adjusted as a result of the reverse stock split. The total number of shares outstanding at the time of the split was adjusted from 1,095,332,835 to 54,766,642. All share information in these financial statements has been retroactively adjusted to reflect the effect of the reverse split.

On March 20, 2018, the Company closed on an Agreement and Plan of Exchange (the “Agreement”) to acquire all of the membership interests of BSSD Group, LLC (“BSSD”), an Arizona limited liability company formed on May 2, 2017, in exchange for newly issued restricted shares of the Company’s common stock (the “Shares”), which represent approximately 75% of the issued and outstanding shares of the Company’s common stock on a fully-diluted basis. The 40,355,771 Shares were distributed pro-rata to the BSSD members. As part of the Agreement, the Company agreed to increase its authorized shares of common stock to two billion.

For accounting purposes, the transaction was recorded as a reverse recapitalization, with BSSD as the accounting acquirer. Consequently, the historical pre-merger financial statements of BSSD are now those of the Company. The accompanying consolidated financial statements reflect the consolidated operations of the Company from March 20, 2018.

Through a licensing agreement, the Company grows medical marijuana and produces cannabis related products at their facility in Pinal County, Arizona on behalf of licensed medical marijuana dispensaries in the state of Arizona. The major assets of the Company, consisting of five acres of land and a cultivation facility, were contributed by the members of BSSD in May 2017 and were recorded at the historical carrying value (original cost less any related accumulated depreciation) of the member as of the contribution date.

On September 12, 2018, the Company executed a $1,500,000 promissory note (see Note 8) which was used to make a capital contribution into Strive Management, LLC, a Nevada limited liability company (“Strive Management”). In exchange for the contribution, the Company received a 20% membership interest in Strive Management. The remaining interests are held by three individuals one of which is the Company’s former Chief Executive Officer (resigned November 15, 2019.) Through a management agreement with Strive Wellness of Nevada, LLC, a related party, Strive Management plans to facilitate the cultivation, processing and distribution of marijuana in Nevada. Strive Wellness of Nevada, LLC has been allocated cultivation, processing and distribution licenses from the State of Nevada. Additionally, the Company will acquire an additional 31% ownership of Strive Management upon the approval from the State of Nevada to operate the cultivation and processing facility.

The contribution from the Company was the only transaction that occurred in Strive Management during the year ended September 30, 2018. Strive Management’s activity in 2019 included $150,338 in operating expenses, and $1,926 in interest income.

Principles of Consolidation

Item 9 Labs consolidates all variable interest entities (“VIEs”) in which the Company is deemed to be the primary beneficiary and all other entities in which it has a controlling voting interest.  An entity is generally a VIE if it meets any of the following criteria: (i) the entity has insufficient equity to finance its activities without additional subordinated financial support from other parties, (ii) the equity investors cannot make significant decisions about the entity’s operations or (iii) the voting rights of some investors are not proportional to their obligations to absorb the expected losses of the entity or receive the expected returns of the entity and substantially all of the entity’s activities involve or are conducted on behalf of the investor with disproportionately few voting rights. The Company periodically makes judgments in determining whether its investees are VIEs and, each reporting period, the Company assesses whether it is the primary beneficiary of any of its VIEs. As of September 30, 2019 and 2018, the Company is deemed to be the primary beneficiary of Strive Management because the entity has insufficient equity to finance its activities without additional subordinated support.

The consolidated financial statements include the accounts of the Company, its wholly-owned subsidiaries and variable interest entities in which the Company is the primary beneficiary. Intercompany balances and transactions have been eliminated.

Certain balances have been reclassified in the accompanying consolidated financial statements to conform to the current year presentation. These reclassifications had no effect on the prior year’s net loss or accumulated deficit.

F-7

Accounting Estimates

The preparation of financial statements in conformity with Accounting Principles Generally Accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could materially differ from those estimates. Significant estimates of the Company include but are not limited to accounting for depreciation and amortization, current and deferred income taxes, deferred costs, accruals and contingencies, carrying value of goodwill and intangible assets, collectability of notes receivable, the fair value of common stock and the estimated fair value of stock options and warrants. Due to the uncertainties in the formation of accounting estimates, and the significance of these items, it is reasonably possible that these estimates could be materially changed in the near term.

Discontinued Operations

The Company sold the former Airware business of nasal dilator sales on May 3, 2018, see Note 4. The operating results related to this business have been classified as discontinued operations in the financial statements in accordance with Accounting Standards Codification 205-20, Discontinued Operations.

Discontinued operations on our consolidated statements of operations consist of specifically identified activity as follows:

	Year ended	Year ended
	September 30, 2019	September 30, 2018
Revenues, net	$—	$27,836
Cost of sales	—	6,556
Income from discontinued operations	$—	$21,280

There were no liabilities related to discontinued operations as of September 30, 2019 except for approximately $60,000 in accounts payable, $20,000 convertible note payable and the relating accrued interest of $11,355. There were no liabilities related to discontinued operations as of September 30, 2018 except the $20,000 convertible note payable and related accrued interest of $11,355 and approximately $680,000 of accounts payable and accrued expenses which was retained by the Company in the sale. The amount presented as other income during the year ended September 30, 2019 represents a gain resulting from the repayment of a liability acquired from Airware that was negotiated and repaid in full at an amount less than the carrying amount and a write down of accounts payable stemming from the amount of time lapsed since the obligations were initially due. There were no operating cashflows derived from discontinued operations during the year ended September 30, 2019 and $115,000 in cash flows from investing activities. Total operating cashflows during the year ended September 30, 2018 derived from discontinued operations approximated $75,000 and $300,000 of cash flows from investing activities.

Cash and Cash Equivalents and Restricted Cash

Cash represents cash on hand, demand deposits placed with banks and other financial institutions and all highly liquid instruments purchased with a remaining maturity of three months or less as of the purchase date of such investments. The Company maintains cash on deposit, which, can exceed federally insured limits. The Company has not experienced any losses on such accounts nor believes it is exposed to any significant credit risk on cash. Restricted cash represents funds held by a bank pending resolution of a dispute with a former officer of the Company.

Accounts Receivable

Accounts receivable are reported at the amount management expects to collect from outstanding balances. Differences between the amount due and the amount management expects to collect are reported in the results of operations of the year in which those differences are determined, with an offsetting entry to a valuation allowance for accounts receivable. Management believes all accounts receivable outstanding as of the balance sheet dates are fully collectible, and as such no valuation allowance has been recorded for these periods.

Deferred Costs

Deferred costs consist of the costs directly related to the production and cultivation of marijuana crops. Deferred costs are relieved to cost of services as products are delivered to dispensaries.

Property and Equipment

Property and equipment are recorded at cost. Depreciation is provided for on the straight-line method, over the estimated useful lives of the assets. Maintenance and repairs that neither materially add to the value of the property nor appreciably prolong its life are charged to expense as incurred. Betterments or renewals are capitalized when incurred. Gains and losses on the disposition of property and equipment are recorded in the period incurred.

The estimated useful lives of property and equipment are:

•	Cultivation and manufacturing equipment	2-7 years
•	Buildings	30 years

F-8

Notes and Other Receivables, net

Notes and other receivables are reported at the amount management expects to collect from outstanding balances. Differences between the amount due and the amount management expects to collect are reported in the results of operations of the year in which those differences are determined, with an offsetting entry to a valuation allowance for receivables. Management assesses all receivables individually and in total, considering historical credit losses as well as existing economic conditions to determine the likelihood of future credit losses. The Company stops accruing interest on interest bearing receivables when the receivable is in default. There was no valuation allowance as of September 30, 2018 and the valuation allowance as of September 30, 2019 was $376,430.

Impairment of Long-Lived Assets

We analyze long-lived assets, including property and equipment and definite-lived intangible assets for impairment whenever events or changes in circumstances indicate that the carrying amounts may not be recoverable. We review the amortization method and estimated period of useful life at least at each balance sheet date. We record the effects of any revision to operations when the change arises. We recognize impairment when the estimated undiscounted cash flow generated by those assets is less than the carrying amount of such assets. The amount of impairment is the excess of the carrying amount over the fair value of such assets, which is generally calculated using discounted cash flows.

Intangible Assets Subject to Amortization

Intangible assets include trade name, customer relationships, website, a noncompete agreement and intellectual property obtained through a business acquisition (see Note 2). Intangible assets acquired in a business combination are recognized at fair value using generally accepted valuation methods deemed appropriate for the type of intangible asset acquired. Intangible assets with finite lives are amortized over their estimated useful life and reported net of accumulated amortization, separately from goodwill. Amortization is calculation on the straight-line basis using the following estimated useful lives:

•	Trade names	10 years
•	Customer relationships	2 years
•	Noncompete agreement	3 years
•	Websites and other intellectual property	5 years

Generally, the Company utilizes the relief from royalty method to value trade name, the with or without method for valuing the customer relationships, and the discounted cash flow method for valuing website and intellectual property.

Goodwill

Goodwill represents the excess of the purchase price paid for the acquisition of a business over the fair value of the net tangible and intangible assets acquired. Goodwill is not subject to amortization and is tested annually for impairment, or more frequently if events or changes in circumstances indicate that the carrying value of goodwill may not be recoverable. The goodwill included in these consolidated financial statements represents the amount of consideration paid above the amount of the individually identifiable assets acquired. In assessing potential impairment, management first considered qualitative factors to determine if an impairment of goodwill existed. Upon the determination of a likely impairment, management assessed the recorded goodwill balance with the fair value of the business acquired. During the assessment, management discounted the projected cash flows to determine its fair value, then recorded the difference as an impairment. Impairment in the amount of $4,803,604 has been recognized in the September 30, 2019 consolidated financial statements.

Income Taxes

The Company accounts for income taxes under FASB ASC 740, Income Taxes. Deferred income tax assets and liabilities are determined based upon differences between financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. Valuation allowances are established to reduce deferred tax assets to the amount expected to be realized.

The Company files income tax returns in the U.S. federal jurisdiction, and the State of Arizona. The Company is subject to U.S. federal, state, and local income tax examinations by tax authorities. Generally all periods beginning on or after January 1, 2015 are open to examination by taxing authorities. The Company believes it has no tax positions for which the ultimate deductibility is highly uncertain.

F-9

Revenue Recognition

On October 1, 2017, the Company adopted ASC Topic 606, “Revenue from Contracts with Customers” (“ASC 606”) and all the related amendments. The Company elected to adopt this guidance using the modified retrospective method. The adoption of this guidance did not have a material effect on the Company’s financial position, results of operations or cash flows.

The core principle of ASC 606 requires that an entity recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the company expects to be entitled in exchange for those goods or services. ASC 606 defines a five-step process to achieve this core principle and, in doing so, it is possible more judgment and estimates may be required within the revenue recognition process than previously required under GAAP, including identifying performance obligations in the contract, estimating the amount of variable consideration to include in the transaction price and allocating the transaction price to each separate performance obligation.

All of the Company’s revenue is associated with a customer contract that represents an obligation to perform services that are delivered at a single point in time.  Any costs incurred prior to the period in which the services are performed to completion are deferred and recognized as cost of revenues in the period in which the performance obligations are completed. For the year ended September 30, 2019, approximately 90% of the Company’s revenue was generated from performance obligations completed in the state of Arizona and for the year ended September 30, 2018, all revenues were generated for performance obligations completed in the State of Arizona.

The Company recognizes revenue as services are rendered. Services are considered complete upon successful delivery of the product to the dispensary as the Company has no further performance obligations at this point in time and collection is assured. Under the performance contract, the Company acts as an agent for the dispensary, does not own the marijuana, does not set prices (market sets prices), cannot exchange the marijuana, prepares invoices for the dispensary and all employees that are in contact with marijuana are dispensary agents of the dispensary with which we have our contract. Given these facts and circumstances, it is the Company’s policy to record the revenue related to the contract net of the amount retained by the dispensary. Per the dispensary contract, the Company is paid 85% of the wholesale market price of the marijuana for the services rendered.

The Company’s revenues accounted for under ASC 606, do not require significant estimates or judgments based on the nature of the Company’s revenue stream. The sales price is generally fixed at the point of sale and all consideration from the contract is included in the transaction price. The Company’s contracts do not include multiple performance obligations or variable consideration.

Fair Value of Financial Instruments

The carrying value of the Company’s financial instruments, consisting of cash and cash equivalents, accounts receivable, accounts payable, and accrued expenses approximate fair value due to their short term to maturity.  The Company’s long-term receivable resulting from the sale of Airware, notes receivable and notes payable were discounted to its estimated fair value.

ASC Topic 820, Fair Value Measurements, defines fair value as the price that would be received in the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Topic 820 also specifies a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The standard describes three levels of inputs that may be used to measure fair value as follows:

Level 1: Quoted prices in active markets for identical assets or liabilities;

Level 2: Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities; and

Level 3: Valuation is generated from model-based techniques that use significant assumptions not observable in the market. These unobservable assumptions reflect our own estimate of assumptions that market participants would use in pricing the asset or liability.

Net Loss Per Share

Basic earnings per share does not include dilution and is computed by dividing net loss available to common stockholders by the weighted average number of common shares outstanding for the period. Diluted earnings per share reflects the potential dilution of securities that could share in the earnings of an entity. Dilutive securities are not included in the weighted average number of shares when inclusion would be anti-dilutive. At September 30, 2019, and 2018 there were 656,112 shares underlying convertible notes payable, warrants and options, that were anti-dilutive.

Stock-Based Compensation

The Company accounts for its stock-based awards in accordance with ASC Subtopic 718-10, “Compensation – Stock Compensation”, which requires fair value measurement on the grant date and recognition of compensation expense for all stock-based payment awards made to employees and directors. For stock options, the Company estimates the fair value using a closed option valuation (Black-Scholes) model. The estimated fair value is then expensed over the requisite service period of the award which is generally the vesting period and the related amount is recognized in the consolidated statements of operations. The Company recognizes forfeitures at the time they occur.

The Black-Scholes option-pricing model requires the input of certain assumptions that require the Company’s judgment, including the expected term and the expected stock price volatility of the underlying stock. The assumptions used in calculating the fair value of stock-based compensation represent management’s best estimates, but these estimates involve inherent uncertainties and the application of judgment. As a result, if factors change resulting in the use of different assumptions, stock-based compensation expense could be materially different in the future.

F-10

Recently Issued Accounting Pronouncements

Adopted

In January 2017, the FASB issued ASU 2017-04, Intangibles-Goodwill and Other (Topic 350). The update simplifies the process for assessing goodwill for impairment. The amended guidance removes the second step that was previously required. ASU 2017-04 is effective for us for the fiscal year ending September 30, 2021, with early adoption permitted for periods beginning after January 1, 2017. The Company adopted ASU 2017-04 on October 1, 2018.

Pending Adoption

In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842). The update improves financial reporting about leasing transactions by requiring a lessee to record on the balance sheet the assets and liabilities for the rights and obligations created by lease terms of more than 12 months. We will adopt ASU 2016-02 in the first quarter of 2019 and are in the process of aggregating and evaluating lease arrangements and implementing new processes. Although we are still in the process of evaluating the impact of adoption of the ASU on our consolidated financial statements, we currently believe that the most significant change will be related to the recognition of a right-of-use asset and lease liability on our balance sheet for our real estate operating lease. The impact on our results of operations and cash flows is not expected to be material.

In June 2016, the FASB issued ASU 2016-13, Financial Instruments – Credit Losses (Topic 326), which provides guidance on measuring credit losses on financial instruments. The amended guidance replaces current incurred loss impairment methodology of recognizing credit losses when a loss is probable with a methodology that reflects expected credit losses and requires a broader range of reasonable and supportable information to assess credit loss estimates. ASU 2016-13 is effective for us on January 1, 2020, with early adoption permitted on January 1, 2019. We are assessing the provisions of this amended guidance; however, the adoption of the standard is not expected to have a material effect on our consolidated financial statements.

There have been no other recent accounting pronouncements or changes in accounting pronouncements that have been issued but not yet adopted that are of significance, or potential significance, to us.

Note 2 –Business Combination

On November 26, 2018, the Company’s wholly owned subsidiary AZ DP Holdings, LLC (“AZDP”) performed an acquisition of the majority of the assets of Arizona DP Consulting, LLC (“AZDPC”), a consulting firm specializing in obtaining marijuana dispensary permits and developing cannabis related business plans. The purchase price was $9,270,000, $1,500,000 in cash and 3,000,000 shares of restricted common stock having an aggregate value of $7,770,000 or $2.59 per share based on the market price of the Company’s shares at the time the asset purchase agreement was executed. There were no significant costs relating to the acquisition. Pursuant to the agreement, Sara Gullickson transitioned from President to CEO under a 3 year employment agreement and became a member of the board of directors of the Company. Additionally, AZDP agreed to hire the employees of AZDPC and lease its existing office space which required $3,200 of monthly rent through May 2019, which was subsequently extended through August 2019. This acquisition effectively terminated the contract dated June 26, 2018 described in Note 12. The primary reason for the acquisition was to utilize the assets held by AZDPC to assist in the expansion of the Company. Assets and liabilities of AZDPC were negligible so presentation was not deemed necessary. The following unaudited condensed consolidated pro forma statement of operations data shows the results of our operations for the years ended September 30, 2019 and 2018 as if completed business combinations had occurred at the beginning of the respective period:

	(Unaudited)	(Unaudited)
	2019	2018
Revenue	$5,830,744	$1,700,786

Net Income	$(9,438,790)	$(518,772)

In accordance with ASC 805, Business Combinations, the Company accounted for the acquisition of AZDPC using the acquisition method of accounting. The purchase price was allocated to specific identifiable intangible assets at their respective fair values at the date of acquisition. There were no tangible assets or liabilities acquired.

The business combination has yielded $540,178 in revenues and $145,970 in earnings since the acquisition through September 30, 2019.

F-11

Identifiable intangible assets consist of the following as of September 30, 2019:

	Balance at October 1, 2018	Additions from Business Combination	Other Additions	Amortization	Impairment	Balance at September 30, 2019
Trade names	$—	$120,000	$50,848	$(9,000)	$—	$161,848
Customer relationships	—	290,000	—	(108,750)	—	181,250
Websites and other intellectual property	—	2,470,000	—	(370,500)	(955,223)	1,144,277
Noncompete agreement	—	470,000	—	(117,500)	—	352,500

Total other intangible assets	—	3,350,000	50,848	(605,750)	(955,223)	1,839,875

Goodwill	—	5,920,000	—	—	(4,803,604)	1,116,396

Total	$—	$9,270,000	$50,848	$(605,750)	$(5,758,827)	$2,956,271

The weighted average remaining amortization period in years is 4.09 years.

Future amortization is as follows for fiscal years ending:

	2020	2021	2022	2023	2024
Trade names	$12,000	$12,000	$12,000	$12,000	$12,000
Customer relationships	145,000	36,250	—	—	—
Websites and other intellectual property	269,242	269,242	269,242	269,242	67,309
Noncompete agreement	156,667	156,667	39,166	—	—

Total	$582,909	$474,159	$320,408	$281,242	$79,309

The goodwill recognized in the transaction is made up of a number of factors, mostly the synergies created that have a direct impact on the Company’s expansion, and the expertise of the workforce. Though amortization of goodwill is not allowed for financial statement purposes, The $5.92 Million in acquired goodwill is expected to be deductible for tax purposes on a straight line basis over 15 years.

Impairment

Upon review of the financial information and results of the operations of the acquired business, management determined that there was potential impairment. Management performed an analysis of the identifiable intangible assets, finding that the websites and intellectual property has sustained impairment. After careful consideration, management recorded a loss on impairment of the websites and intellectual property in the amount of $955,223. Additionally, management performed an analysis for goodwill impairment. After its review, management recorded a loss on impairment of goodwill of $4,803,604. Given the nature of the assets being evaluated, management utilized a discounted cash flow model (Level 3 inputs) to assess the fair value of the assets, then compared the calculated fair value to the carrying value. The significant estimates utilized include a weighted average cost of capital of 11.4% and projected revenues.

F-12

Note 3 - Property and Equipment, Net

The following represents a summary of our property and equipment as of September 30, 2019 and 2018:

	2019	2018
Cultivation and manufacturing Equipment	$154,059	$154,059
Construction in progress	4,060,297	233,768
Land and Building	3,093,549	913,314
	7,307,905	1,301,141
Accumulated Depreciation	(137,483)	(67,099)
	$7,170,422	$1,234,042

Depreciation expense was $70,384 and $49,786 for the years ended September 30, 2019 and 2018, respectively

Note 4 – Sale of Airware Assets and Investment in Health Defense LLC

On May 3, 2018, the Company entered into an intellectual property sales agreement with Health Defense LLC. Pursuant to the terms of the agreement, the Company sold all of the assets related to the former business of the Company, nasal dilator sales.

In consideration for entering into the agreement, the Company is to receive: (i) $300,000 in cash at execution, (ii) $700,000 in cash within one year of execution and (iii) an additional $300,000 by December 31, 2019.

Due to the long-term nature of the final $300,000, the Company recognized a discount of $70,070 using a discount rate of 21.50%. During the year ended September 30, 2018, the Company recognized $19,158 of interest income related to the accretion of this discount which is included in interest income on the accompanying consolidated statements of operations. As of September 30, 2018, the unamortized discount on this long-term receivable was $50,912. As additional consideration, the Company was given a 10% ownership interest in Health Defense LLC. This ownership is valued at $100,000 and is reflected on the consolidated balance sheets as Investment in Health Defense.

During the year ended September 30, 2019, management determined that the receivable described above should be classified as long-term on the consolidated balance sheet as the payments have not been made as scheduled. Additionally, management has recorded an additional discount on the receivable of $307,430.

Note 5 – Notes Receivable

On May 11, 2018, the Company entered into a Promissory Note Agreement with a borrower in the principal amount of $150,000. This is a one year note with 20% non-compounded annual interest payable at maturity. It is convertible at the discretion of the Company into a unit offering of the borrower at a 15% discount. The note is personally guaranteed by the borrower. This note is in default and is on non-accrual status. The Company is currently negotiating an amendment to the note.

On May 15, 2018, the Company entered into a Promissory Note Agreement with a borrower in the principal amount of $60,000. This is a one year note with 15% non-compounded annual interest payable at maturity. It is convertible at the discretion of the Company into an interest in a strategic partnership of ownership and operations of a certain dispensary license. The note is personally guaranteed by the borrower. This note is in default and is on non-accrual status. At September 30, 2019, the principal and interest has been fully reserved.

For the years ended September 30, 2019 and 2018, the Company has accrued $30,000 and $15,074, respectively of interest receivable related to these notes which is included in notes and interest receivables on the accompanying consolidated balance sheets.

Note 6 – Short Term Note Payable

On August 28, 2019, Item 9 Properties, LLC, a Nevada limited liability company, and BSSD Group, LLC, an Arizona limited liability company, each wholly owned subsidiaries of Item 9 Labs Corp. collectively, entered into a Loan Agreement up to $2.5 million (the “Loan Agreement”) with Aeneas Venture Partners 3, LLC, an Arizona limited liability company (the “Lender”).

Pursuant to the Loan Agreement, the Company may make multiple borrowings under the Loan Agreement in the total aggregate principal amount of up to $2.5 million (the “Loan”) for the purpose of completing development and construction on certain real property located in Pahrump, Nevada owned by the Company. The Loan is a multiple advance credit facility. Interest in the amount of 15% of the total amount borrowed (based on total draws) under the Loan will be paid in addition to principal at the maturity date. The Loan has a term of sixty days from funding of the Loan and may be extended for additional sixty days subject to the satisfaction of certain conditions including ten days’ notice and an extension loan fee of 15% of the aggregate total of advances under the Loan. The Loan is secured by a first priority interest in the Company’s real property located in Coolidge, Arizona, including improvements and personal property thereon (the “Property”) and includes an unconditional guarantee by Item 9 Labs Corp. The 5-acre property has 20,000 square feet of buildings, housing the cultivation and processing operations. The total balance of the loan, including accrued interest as of September 30, 2019 was $2,300,000. Subsequent to year end, the Company extended the loan for 2 additional sixty day periods. Given the use of the proceeds, the Company has capitalized the $300,000 of interest.

F-13

Note 7 – Unsecured Convertible Note Payable

In the reverse recapitalization disclosed in Note 1, the Company assumed one unsecured convertible note payable with principal balance totaling $20,000 which was due in August 2012, carries an interest rate of 8% and is convertible to common stock at $.50 per share, which would be 62,710 shares as of September 30, 2019. As of September 30, 2019 and 2018, this unsecured convertible note payable is considered in default and has been presented as a current liability on the consolidated balance sheets.

Note 8 – Long Term Debt in Default

On September 13, 2018, the Company entered into a Loan and Revenue Participation Agreement with Viridis Group I9 Capital LLC (“Viridis”) in which Viridis has agreed to loan the Company up to $2.7 million for the expansion of the Company’s Arizona and Nevada properties (see Note 12). As of September 30, 2018, the Company received $1,500,000 of proceeds from Viridis in the form of a promissory note. The $1,500,000 proceeds were utilized to acquire a 20% ownership in Strive Management, LLC as described in Notes 1 and 9, and is collateralized with a Deed of Trust on the Company’s approximately 5 acre property and construction in progress. In exchange for the loan, Viridis will be repaid in the form of waterfall revenue participation schedules. Viridis shall receive 5% of the Company’s gross revenues from the Nevada operations until the loan is repaid, 2% until repaid 200% of the amount loaned, and 1% of gross revenues in perpetuity or until a change in control. Payments on the loan will commence 90 days after the Nevada operation begins earning revenue. Parties acknowledge that the Company is expected to own only 51% of the Nevada operations and therefore Viridis’ revenue participation is limited to the Company’s interest. The operations in Nevada have not yet begun as of the date of this filing. On August 26, 2019, the loan was amended to include 6% annualized interest in exchange for Viridis subordinating its debt to another lender. Interest of $266,484 has been accrued as of September 30, 2019.

The additional $1,200,000 of proceeds drawn during the year ended September 30, 2019 were utilized to construct an additional 10,000 square foot cultivation and processing facility in Arizona that became operational in June 2019. The loan was originally collateralized with a Deed of Trust on the Company’s 5 acre parcel in Coolidge, AZ and its two 10,000 square foot buildings, In August 2019, Viridis agreed to subordinate its first priority Deed of Trust and move into a 2nd position. The proceeds were received as construction draws between November 2018 and January 2019. In exchange for the loan, Viridis will be repaid in the form of waterfall revenue participation schedules. Viridis shall receive 5% of the Company’s gross revenues from the Arizona operations until the loan is repaid, 2% until repaid 200% of the amount loaned, and 1% of gross revenues in perpetuity or until a change in control. Payments on the loan will commence 90 days after the Arizona operation begins earning revenue. Interest on the notes accrue monthly at a 2.9% annual rate. On August 26, 2019, the loan was amended to include 6% annualized interest in exchange for Viridis subordinating its debt to another lender. Interest of $161,626 has been accrued as of September 30, 2019.

Both notes are in default as of September 30, 2019. As such, the notes are presented as current liabilities on the consolidated balance sheet. The notes are with a related party, Viridis. The CEO of Viridis is a board member of Item 9 Labs Corp., and subsequent to year end, became the CEO of the Company.

Note 9 – Variable Interest Entity

As of September 30, 2019 and 2018, the Company has determined that it holds a variable interest in Strive Management due to the Company being its sole source of capital. Further, the Company has agreed to raise $4,000,000 on Strive Management’s behalf through promissory note agreements that the Company will guarantee. No funds have been raised as of the date of these consolidated financial statements. If the funds are not raised, the additional 31% interest due to the Company upon operational approval from the State of Nevada as discussed in Note 1 would be subject to reclamation by the other members of Strive Management. The Company has been determined to be the primary beneficiary of Strive Management as the Company has the power to direct the activities that significantly impact Strive Management’s economic performance and the obligation to absorb losses. Strive Management’s financial statements as of September 30, 2019 and 2018 have been consolidated with the Company. The only transaction that has occurred in Strive Management during the year ended September 30, 2018 is the Company’s $1,500,000 contribution. Upon consolidation, the asset of Strive Management was recorded at its carrying amounts. The effects of consolidating Strive Management resulted in an increase in assets of $553,851 and $1,500,000 as of September 30, 2019 and 2018, respectively Though consolidated, all assets and liabilities of Strive Management LLC are non-recourse in that they can only be used to settle obligations of Strive Management and creditors can only seek recourse against Strive Management, not the Company, even though it has been deemed the primary beneficiary.

F-14

Note 10 – Income Taxes

Income tax provision reflected in the consolidated statements of operations has been computed on the taxable income generated by the Company since the reverse merger on March 20, 2018 through September 30, 2019 which consist of the following:

	2019	2018
Federal	$(720,000)	$88,826
State	(480,000)	—
Valuation allowance	1,200,000	—

Income Tax Provision	$—	$88,826

The following table summarizes the effects of the significant differences between the U.S. federal statutory tax rate and the Company’s effective tax rate for financial statement purposes for the year ended September 30, 2019 and period Inception to September 30, 2018:

	2019	2018
U.S. federal statutory rate	$(2,020,000)	$(203,964)
Pre-merger income (loss) allocated to previous members	—	93,034
Non-deductible items	1,300,000	199,756
State statutory rate	(480,000)	—
Valuation allowance	1,200,000	—

Totals	$—	$88,826

The Company has net operating loss carryforwards on its Federal and State filings approximating $19.8 million, and $9.9 million respectively. The deferred tax assets relating to the carryforwards has been fully reserved due to the uncertainty of the Company’s ability to utilize the carryforwards.

Pursuant to Internal Revenue Code Section 382, annual utilization of the Company’s net operating loss carryforwards may be limited if a cumulative change in ownership of more than 50% is deemed to occur within any three-year period. Because the deferred tax asset is fully reserved, the Company has not fully analyzed whether such limitation has occurred at this time. However, given the equity issuances during the year ended September 30, 2019 and 2018, it is likely that a section 382 limitation has been incurred.

Note 11 - Concentrations

For the years ended September 30, 2019 and 2018, respectively, 90% and 100% of the Company’s revenue were generated from a single customer.

Note 12 - Commitments and Contingencies

The production and possession of marijuana is prohibited by the United States of America, though the state of Arizona allows these activities to be performed at licensed facilities such as BSSD. If the federal government decides to enforce the Controlled Substances Act, it could have a material adverse effect on our business.However, the Company does not currently believe the federal prohibition of these activities will negatively impact the business. As such, the Company has not elected to record a related accrual contingency.

The Company is in default on convertible notes payable totaling $20,000 (see Note 7). The Company has attempted to communicate with the note holder to request extension or conversion, but has been unsuccessful in doing so. The full balance on this note is included in current liabilities.

On April 20, 2018, the Company entered into an agreement for the purchase of approximately 44 acres of land from an affiliate of a founding member of BSSD. The purchase price of the property is $3,000,000, payable as follows; (i) $200,000 deposited with escrow agent as an initial earnest money deposit, (ii) on or before February 1, 2019, the Company will deposit an additional $800,000 into escrow as additional earnest money deposit and (iii) the balance of the purchase price shall be paid via a promissory note. The earnest money amounts are non-refundable. The Company has negotiated an amendment to this agreement that will spread the $800,000 payment over the course of 4 months. As of the date of these financial statements, $600,000 has been deposited in escrow which has been classified as a long-term asset on the consolidated balance sheet as of September 30, 2019.

On June 26, 2018, the Company entered into a contractor agreement with Sara Gullickson pursuant to which she would provide services to the Company as its President in exchange for $125,000 annually, payable each month, and $100,000 worth of common stock of the Company. She was also eligible for additional bonus share compensation per the agreement. The term of the agreement was a period of one year. Subsequent to September 30, 2018, this contractor agreement was terminated. See Note 13.

On June 26, 2018, the Company entered into a contractor agreement with Chase Herschman pursuant to which he will provide services in exchange for $120,000 annually, payable each month; up to $420,000 in common stock options which shall vest upon the occurrence of certain benchmarks as described in the contractor agreement and a commission of 1% of the gross profits of the Nevada Operations of the Company. The term of the agreement is a period of three years.

On September 13, 2018, the Company entered into a Loan and Revenue Participation Agreement with Viridis Group I9 Capital LLC (“Viridis”). Viridis agreed to make secured loans of up to $2.7 million to the Company which is represented by two separate notes, one for the construction and enhancement of the Company’s Arizona property and one for the Company’s proposed ventures in Nevada. In exchange for the loans, Viridis will be repaid in the form of waterfall revenue participation schedules. Viridis shall receive 5% of the Company’s gross revenues from each of the Company’s Arizona and Nevada operations, respectively, until the loan is repaid, 2% until repaid 200% of the amount loaned, and 1% of gross revenues in perpetuity or until a change in control.

Under the terms of the Loan and Revenue Participation Agreement, upon a change in control of the Company, Viridis will be entitled to receive 200% of the principal amount of the loans to the Company computed after considering previous revenue participation payments through the date of change of control and 1% of the aggregate sales price or consideration received in the change in control transaction.

F-15

As of September 30, 2019, the Company received the $1,500,000 and invested the funds in Strive Management (see Notes 8 and 9). The remaining $1,200,000 has been provided by Viridis directly to contractors of the Arizona property from an account owned and controlled by Viridis. The Company recorded the $1,200,000 as a long-term debt upon the completion of the Arizona facility expansion, as agreed upon in the terms of the note.

As part of the agreement to invest in Strive Management, the Company has committed to raise funding of approximately $4,000,000 through promissory notes that the Company will guarantee so that Strive Management can develop the property in Nevada through promissory notes that the Company will guarantee.

On July 1, 2019, the Company entered into a 3 year agreement with a concert venue to be the name sponsor for the venue. In exchange, the Company issued 45,457 shares of restricted common stock valued at $200,000 ($4.40/share) and is to pay $5,000 monthly for the first 12 months and $60,000 in July 2020 and 2021.

The Company entered into a 60 month lease with VGI Citadel LLC to rent office space for its Corporate Headquarters which began on September 1, 2019. The lease payments total $6,478 monthly for the first twelve months, include all utilities and an estimated amount for common area maintenance and real estate taxes. The monthly lease rate increases to $6,653, $6,828, $7,003, and $7,178 for years two through five, respectively.

Note 13– Related Party Transactions

As discussed in Note 1, on March 20, 2018, the Company issued 40,355,771 shares of common stock to the members of BSSD for their membership interests.

As discussed in Note 12, the Company has entered into an agreement as of April 20, 2018 for the purchase of land. The land owner is one of the original members of BSSD and a current employee of the Company.

As discussed in Note 14, on May 8, 2018, the Company issued 22,500 options for the purchase of common stock to three board members.

As discussed in Notes 8 and 12, the Company has entered into a Loan and Revenue Participation Agreement and Promissory Note with Viridis. The member of Viridis was elected to the Company’s board of directors on December 21, 2018 and is currently the Company’s CEO.

On August 7, 2018, the Company issued our Company president 33,356 shares of common stock valued at $100,000 as required under a contractor agreement (see Note 12).

As discussed in Note 2, the Company issued 3,000,000 of restricted common stock as part of the asset purchase agreement dated November 26, 2018.

During the year ending September 30, 2019, the Company issued 5,000,000 shares of restricted common stock to Viridis I9 Capital LLC, an LLC in which board Director and CEO, Andrew Bowden is a member of. The sales price was $1.00 per share with net proceeds of $5,000,000.

The Company has a construction management agreement with the Viridis Group to oversee the Nevada construction project totaling $20,000 monthly. The Company owes Viridis $60,000 for these services as of September 30, 2019.

As discussed in Note 12, the Company has a lease agreement with VGI Capital LLC. A member of VGI Capital was elected to the Company’s board of directors on December 21, 2018 and is currently the Company’s CEO.

Included in our accounts payable balance is approximately $185,000 in amounts due to related parties.

Note 14 - Stockholders’ Equity

Common Stock

As discussed in Note 1, on March 20, 2018, the Company issued 40,355,771 shares of common stock to the members of BSSD for their membership interests.

During the year ended September 30, 2018, the Company raised $1,495,550, net of issuance costs of $16,050 via private placement. The selling price was $1 per share for a total of 1,511,600 shares of common stock issued.

During the year ended September 30, 2019, the Company raised $5,885,003 via private placement. 5,000,000 shares were issued for $1 per share and 590,003 shares were issued for $1.50 per share.

As discussed in Note 13, the Company entered into a consulting agreement by which we had to issue $100,000 worth of common stock. As of the agreement date, the share price was approximately $3.00, for which the Company was obligated to issue 33,356 shares of common stock.

As discussed in Note 2, the Company issued 3,000,000 shares of restricted common stock, valued at $7,770,000 as consideration for the acquisition of the majority of the assets in AZ DP Consulting, LLC.

In the year ended September 30, 2019, in the normal course of business, the Company issued 233,986 shares of restricted common stock, valued at $833,965 as consideration for various contracts, including venue sponsorships, marketing, and investor relations.

In the year ended September 30, 2019, the Company issued 52,374 shares of restricted common stock to employees, valued at $233,652.

F-16

Warrants

As of September 30, 2019, there are 298,411 warrants for purchase of the Company’s common stock outstanding. The Company had no warrant activity during the years ended September 30, 2019 and 2018. Warrants outstanding as of September 30, 2019 and 2018 are as follows:

	Common Shares	Exercise
	Issuable Upon	Price of	Date	Expiration
	Exercise of Warrants	Warrants	Issued	Date

Warrants issued by predecessor	175,000	$2.00	3/31/2015	8/31/2020
Warrants issued by predecessor	100,000	$1.00	7/28/2016	7/28/2021
Warrants issued by predecessor	23,411	$1.30	12/22/2016	12/22/2019

Balance of Warrants at September 30, 2019 and 2018	298,411

As discussed in Note 1, on March 20, 2018 the Company executed an agreement to acquire all the voting interest in BSSD Group, LLC. As BSSD Group, LLC is the accounting acquirer, all previously outstanding warrants were re-issued under the new company.

Stock Options

On May 8, 2018, the Company granted 22,500 stock options to board members. The options are exercisable at $2.40 per share with a ten year term. The options will vest equally over three years unless there is a change of control of the Company at which time any unvested options vest immediately. As of September 30, 2018, there are 294,991 stock options outstanding.

As discussed in Note 1, on March 20, 2018 the Company executed an agreement to acquire all the voting interest in BSSD Group, LLC. As BSSD Group, LLC is the accounting acquirer, all previously outstanding options were re-issued and vested immediately as this was considered a change in control.

The Company determines the fair value of stock options issued on the date of grant using the Black-Scholes option-pricing model. The following assumptions were used for determining the fair value of the options granted during the year ended September 30, 2018:

Expected stock price volatility	34.72%

Expected dividend yield	0.00%

Risk-free interest rate	2.97%

Option life	10 years

We do not have an extensive history as a public company and our common stock transactions are too infrequent, therefore we could not practicably estimate the expected volatility of our own stock. Accordingly, we have substituted the historical volatility of a relevant comparable company that is publicly traded and does business within the industry we operate.

The options granted during the year ended September 30, 2018 were determined to have a fair value at date of grant of $2.40. The unrecognized compensation expense of $10,678 will be recognized over a weighted average period of 0.84 years.

The following is a summary of stock option activity for the years ended September 30, 2019 and 2018:

	Common Shares Issuable Upon Exercise of Options	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term in Years	Aggregate Intrinsic Value
Balance of Options at September 30, 2017	272,491			(1,307,957)

Options granted	22,500	$2.40	9.60	—
Exercised	—	—	—	—
Forfeited/Cancelled	—	—	—	—

Balance of Options at September 30, 2018	294,991			(1,307,957)

Options granted	—	—	—	—
Exercised	—	—	—	—
Forfeited/Cancelled	—	—	—	—

Balance of Options at September 30, 2019	294,991

Exercisable at September 30, 2018	275,616	$5.37
Unvested at September 30, 2018	19,375

Exercisable at September 30, 2019	284,366	$5.37
Unvested at September 30, 2019	10,625

All options vested during the year ended September 30, 2018 and remaining unvested at September 30, 2019 had a weighted-average grant-date fair value of $2.40.

F-17

Note 15 - Subsequent Events

On November 15, 2019, Ms. Sara Gullickson voluntarily resigned as Chief Executive Officer and member of the Board of Directors of Item 9 Labs Corp. The resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices. Ms. Gullickson and the Company have mutually agreed to amend the terms of the employment agreement and non-competition agreement between Ms. Gullickson and the Company dated November 26, 2018 pursuant to which (i) the non-competition period shall be reduced from three (3) years to four (4) months; (ii) Ms. Gullickson shall receive her full salary and health benefits for four (4) months from the resignation date (a significantly reduced period of time); and (iii) Ms. Gullickson shall cancel and return to treasury an aggregate amount 2,300,000 restricted shares of Company Common Stock which were acquired by Gullickson pursuant to that certain Asset Purchase Agreement dated November 26, 2018 by and between by and between Arizona DP Consulting LLC, an Arizona limited liability company, as seller, and Gullickson as the sole member of the seller on the one hand, and the Company and AZ DP Holdings, LLC, a Nevada limited liability company as buyer, on the other hand.

In exchange for the aforementioned terms, the Company and Gullickson agreed to a release of claims against each other, among other things. The agreement contains representations and warranties customary for agreements of this type.

On November 18th, 2019, the Board appointed Mr. Andrew Bowden, age 31, as the Company’s Chief Executive Officer. Mr. Bowden is a current member of the Company’s Board of Directors.

Related Party Transactions

Mr. Bowden is co-founder and CEO of Viridis, dba Bowden Investment Group, a strategic partner of the Company. On September 13, 2018, the Company entered into a Loan and Revenue Participation Agreement and Promissory Note with Viridis.

On November 18th, 2019, Mr. Jeffrey Rassas voluntarily resigned as Chairman of the Board of Directors of the Company, effective immediately. The resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices. Mr. Rassas will continue to serve as a member of the Company’s Board of Directors and Chief Strategy Officer.

On November 18th, 2019, the Board appointed Mr. Ronald L. Miller, age 55, as the Company’s Chairman of the Board of Directors. Mr. Miller is a current member of the Board of Directors.

On October 28, 2019 and again on December 28, 2019, the Company extended the terms of its note payable to Aeneas Venture Partners 3 LLC. The Company made two $25,000 payments in December 2019 and accrued an interest fee of $300,000 for each extension. The note balance totals $2,850,000 as of the date of these consolidated financial statements.

In December 2019, BSSD Group LLC, a wholly owned subsidiary of the Company terminated its personal services agreement with Buds & Roses. This agreement allowed the Company to cultivate, process and distribute cannabis in the state of Arizona. The agreement has a run-out period through March 31, 2020, during which time, BSSD Group LLC is negotiating with other Arizona dispensaries to perform under a similar contract. BSSD had to make a payment of approximately $400,000 in December 2019 to settle the outstanding balance on the current contract, and is required to pay $80,000 monthly on the first of January, February and March 2020.

NOTE 16 – GOING CONCERN

The accompanying consolidated financial statements have been prepared in conformity with GAAP, which contemplate continuation of the Company as a going concern. The Company has not yet established an ongoing source of revenue sufficient to cover its operating costs and has incurred net losses since its inception. These losses, with the associated substantial accumulated deficit, are a direct result of the Company’s planned ramp up period as it is pursuing market acceptance and geographic expansion. In view of these matters, realization of a major portion of the assets in the accompanying consolidated balance sheets is dependent upon continued operations of the Company which in turn is dependent upon the Company’s ability to meet its financing requirements, and the success of its future operations. The Company operates in a new, developing industry with a variety of competitors. These factors raise substantial doubt about the Company’s ability to continue as a going concern. As a result, the Company’s independent registered public accounting firm included an emphasis-of-matter paragraph with respect to the accompanying consolidated financial statements, expressing uncertainty regarding the Company’s assumption that it will continue as a going concern.

In order to continue as a going concern, the Company will need to generate additional revenue and obtain additional capital to fund its operating losses and service its debt. Management’s plans in regard to these matters are described as follows:

Sales and Marketing. Historically, the Company has generated the majority of its revenues by providing its products to dispensaries throughout the state of Arizona. The Company’s revenues have increased significantly since its inception in May 2017. Management will continue its plans to increase revenues in the Arizona market by providing superior products. Additionally, as capital resources become available, the Company plans expand into additional markets outside of Arizona, with construction of a cultivation and processing facility well underway in Nevada.

Financing. To date, the Company has financed its operations primarily with loans from shareholders, private placement financings and sales revenue. Management believes that with continued production efficiencies, production growth, and continued marketing efforts, sales revenue will grow significantly, thus enabling the Company to reverse its negative cash flow from operations and raise additional capital as needed. However, there is no assurance that the Company’s overall efforts will be successful.

If the Company is unable to generate significant sales growth in the near term and raise additional capital, there is a risk that the Company could default on additional obligations, and could be required to discontinue or significantly reduce the scope of its operations if no other means of financing operations are available. The consolidated financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amount and classification of liabilities or any other adjustment that might be necessary should the Company be unable to continue as a going concern.

F-18

(b) EXHIBITS

The exhibits required to be filed herewith by Item 601 of Regulation S-K, as described in the following index of exhibits, are attached hereto unless otherwise indicated as being incorporated by reference, as follows:

Exhibit
Number	Description of Exhibit
3.01a	Articles of Incorporation dated June 15, 2010	Filed with the SEC on May 12, 2011 as part of our Registration Statement on Form S-1/A.
3.01b	Certificate of Amendment to Articles of Incorporation dated October 22, 2012	Filed with the SEC on November 13, 2012 as part of our Current Report on Form 8-K
3.01c	Certificate of Amendment to Articles of Incorporation dated March 15, 2018	Filed with the SEC on June 27, 2019 as an exhibit to our Registration Statement on Form 10-12G
3.01d	Certificate of Amendment to Articles of Incorporation dated March 19, 2018	Filed with the SEC on June 27, 2019 as an exhibit to our Registration Statement on Form 10-12G
3.01e	Certificate of Amendment to Articles of Incorporation dated April 3, 2018	Filed with the SEC on June 27, 2019 as an exhibit to our Registration Statement on Form 10-12G
3.01f	Certificate of Amendment to Articles of Incorporation dated October 9, 2018	Filed with the SEC on June 27, 2019 as an exhibit to our Registration Statement on Form 10-12G
3.02	Bylaws	Filed with the SEC on May 12, 2011 as part of our Registration Statement on Form S-1/A.
4.1	2019 Equity Incentive Plan	Filed with the SEC on June 27, 2019 as an exhibit to our Registration Statement on Form 10-12G
10.03	Share Exchange Agreement between Crown Dynamics Corp. and Airware Dated March 20, 2012	Filed with the SEC on March 26, 2012 as part of our current report on Form 8-K.
10.04	Agreement and Plan of Exchange between Item 9 Labs Corp. fka Airware and BSSD Group, LLC dated March 20, 2018	Filed with the SEC on June 27, 2019 as an exhibit to our Registration Statement on Form 10-12G
10.05	Purchase Agreement between Sidewinder Dairy, Inc. and the Company dated April 20, 2018	Filed with the SEC on August 16, 2019 as an exhibit to our Form 10-Q
10.6	Asset Purchase Agreement between Item 9 Labs Corp. and AZ DP Consulting, LLC dated November 26, 2018	Filed with the SEC on June 27, 2019 as an exhibit to our Registration Statement on Form 10-12G
10.7	Loan and Revenue Participation Agreement between Item 9 Labs Corp. and Viridis Group I9 Capital LLC dated September 13, 2018	Filed with the SEC on June 27, 2019 as an exhibit to our Registration Statement on Form 10-12G
10.8	Severance Agreement between Airware Labs Corp and Jeffrey Rassas, effective July 16, 2013	Filed with the SEC on July 19, 2013 as part of our Current Report on Form 8-K.
10.9	Employment Agreement with Sara Gullickson dated November 26, 2018	Filed with the SEC on June 27, 2019 as an exhibit to our Registration Statement on Form 10-12G
10.10	Term Sheet between Company and Strive Management LLC dated June 15, 2018	Filed with the SEC on August 22, 2019 as an exhibit to our Registration Statement on Form 10-12G/A
14.1	Code of Ethics	Filed with the SEC on June 27, 2019 as an exhibit to our Registration Statement on Form 10-12G
21	Subsidiaries	Filed herewith.

58

31.01	Certification of Principal Executive Officer Pursuant to Rule 13a-14	Filed herewith.
31.02	Certification of Principal Financial Officer Pursuant to Rule 13a-14	Filed herewith.
32.01	CEO Certification Pursuant to Section 906 of the Sarbanes-Oxley Act	Filed herewith.
32.02	CFO Certification Pursuant to Section 906 of the Sarbanes-Oxley Act	Filed herewith.
99.1	Audit Committee Charter	Filed with the SEC on June 27, 2019 as an exhibit to our Registration Statement on Form 10-12G
99.2	Compensation Committee Charter	Filed with the SEC on June 27, 2019 as an exhibit to our Registration Statement on Form 10-12G
99.3	Nominations and Governance Committee Charter	Filed with the SEC on June 27, 2019 as an exhibit to our Registration Statement on Form 10-12G
101.INS*	XBRL Instance Document	Filed herewith.
101.SCH*	XBRL Taxonomy Extension Schema Document	Filed herewith.
101.CAL*	XBRL Taxonomy Extension Calculation Linkbase Document	Filed herewith.
101.LAB*	XBRL Taxonomy Extension Labels Linkbase Document	Filed herewith.
101.PRE*	XBRL Taxonomy Extension Presentation Linkbase Document	Filed herewith.
101.DEF*	XBRL Taxonomy Extension Definition Linkbase Document	Filed herewith.

*Pursuant to Regulation S-T, this interactive data file is deemed not filed or part of a registration statement or prospectus for purposes of Sections 11 or 12 of the Securities Act of 1933, is deemed not filed for purposes of Section 18 of the Securities Exchange Act of 1934, and otherwise is not subject to liability under these sections.

59

 SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, Know Labs, Inc. (the "Registrant") has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ITEM 9 LABS CORP.

(Registrant)

Date: January 14, 2020	By:	/s/ Andrew Bowden
Andrew Bowden
Chief Executive Officer, and Director
(Principal Executive Officer)

Date: January 14, 2020	By:	/s/ Robert Mikkelsen
Robert Mikkelsen
Chief Financial Officer
(Principal Financial and Accounting Officer)

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated:

/s/ Andrew Bowden	Chief Executive Officer and Director	January 14, 2020
Andrew Bowdan	(Principal Executive Officer)

/s/ Robert Mikkelsen	Chief Financial Officer	January 14, 2020
Robert Mikkelsen	(Principal Financial/Accounting Officer)

/s/ Ronald L. Miller	Chairman of the Board	January 14, 2020
Ronald L. Miller

/s/ Jeffrey Rassas	Director	January 14, 2020
Jeffrey Rassas

/s/ Bryce Skalla	Director	January 14, 2020
Bryce Skalla

60

Exhibit C

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 10-Q

☑	QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended June 30, 2020

OR

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from _______ to _______

Commission file number 000-54730

ITEM 9 LABS CORP.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	96-0665018 (I.R.S. Employer Identification No.)

2727 North 3rd Street, Suite 201 Phoenix, Arizona 85004

(Address of principal executive offices and zip code)

1-833-867-6337

(Registrant’s telephone number, including area code)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes ☑  No ☐

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted to Rule 405 of Regulation S-T during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files). Yes ☑ No ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer”, “smaller reporting company”, and “emerging growth company” in Rule 12b-2

Large accelerated filer	☐	Accelerated filer	☐
Non-accelerated filer (Do not check if a smaller reporting company)	☐	Smaller reporting company	☑
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Indicate by check mark whether the registrant is a shell company (as defined by Rule 12b-2 of the Exchange Act). Yes ☐ No ☑

As of August 12, 2020, there were 51,553,964 shares of the issuer’s common stock, $0.0001 par value per share, outstanding.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain information included in this Quarterly Report on Form 10-Q and other filings of the Registrant under the Securities Act of 1933, as amended (the “Securities Act”), and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as well as information communicated orally or in writing between the dates of such filings, contains or may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements in this Quarterly Report on Form 10-Q, including without limitation, statements related to our plans, strategies, objectives, expectations, intentions and adequacy of resources, are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from expected results. Among these risks, trends and uncertainties are the availability of working capital to fund our operations, the competitive market in which we operate, the efficient and uninterrupted operation of our computer and communications systems, our ability to generate a profit and execute our business plan, the retention of key personnel, our ability to protect and defend our intellectual property, the effects of governmental regulation, and other risks identified in the Registrant’s filings with the Securities and Exchange Commission from time to time.

In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “should,” “could,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of such terms or other comparable terminology. Although the Registrant believes that the expectations reflected in the forward-looking statements contained herein are reasonable, the Registrant cannot guarantee future results, levels of activity, performance or achievements. Moreover, neither the Registrant, nor any other person, assumes responsibility for the accuracy and completeness of such statements. The Registrant is under no duty to update any of the forward-looking statements contained herein after the date of this Quarterly Report on Form 10-Q.

ITEM 9 LABS CORP.

FORM 10-Q

JUNE 30, 2020

INDEX

		Page
Part I – Financial Information

Item 1.	Financial Statements	F-1
Item 2.	Management’s Discussion and Analysis of Financial Condition and Results of Operations	24
Item 3.	Quantitative and Qualitative Disclosures about Market Risk	29
Item 4.	Controls and Procedures	29

Part II – Other Information

Item 1.	Legal Proceedings	30
Item 1A.	Risk Factors	30
Item 2.	Unregistered Sales of Equity Securities and Use of Proceeds	30
Item 3.	Defaults Upon Senior Securities	30
Item 4.	Mine Safety Disclosures	30
Item 5.	Other Information	30
Item 6.	Exhibits	21

Signatures		32

Certifications

PART I – FINANCIAL INFORMATION

Item 1. Financial Statements.

F-1

ITEM 9 LABS CORP. AND SUBSIDIARIES
(FORMERLY AIRWARE LABS CORP.)
CONDENSED CONSOLIDATED BALANCE SHEETS

	(unaudited)
	June 30,	September 30,
	2020	2019
ASSETS
Current Assets:
Cash and cash equivalents	$564,715	$21,092
Restricted cash and cash equivalents	—	553,851
Accounts receivable, net of reserves of $22,460 and $0 at June 30, 2020 and September 30, 2019, respectively	606,222	437,026
Deferred costs	2,989,755	1,936,534
Prepaid expenses and other current assets	334,336	14,409
Total current assets	4,495,028	2,962,912

Property and equipment, net	7,156,592	7,170,422
Right of use asset	207,802	—
Investment in Health Defense, LLC	100,000	100,000
Deposit on land purchase from related party	600,000	600,000
Receivable for sale of Airware assets, net of reserves of $307,430	454,715	504,715
Notes and interest receivable, net of reserves of $69,000	160,000	180,000
Other intangible assets, net	8,018,934	1,839,875
Goodwill	1,116,396	1,116,396
Total Assets	$22,309,467	$14,474,320

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
Accounts payable	$2,254,980	$1,076,546
Accrued payroll	211,919	77,560
Accrued compensated absences	71,617	69,424
Accrued interest	1,462,939	675,182
Accrued expenses	1,403,905	379,972
Accrued income tax	87,476	87,476
Short term notes payable, net of discount	2,835,478	2,051,714
Long term debt, in default	—	2,700,000
Operating lease liability - short term portion	67,952	—
Convertible notes payable	70,000	20,000
Total current liabilities	8,466,266	7,137,874

Long term debt, net of discount	2,725,418	—
Operating lease liability	157,864	—

Total liabilities	11,349,548	7,137,874

Commitments and Contingencies

Stockholders' Equity:
Common stock, par value $.0001 per share, 2,000,000,000 shares authorized; 63,724,905 issued, 3,250,000 to be issued, 61,424,905 outstanding at June 30, 2020 and 63,643,005 shares issued and outstanding at September 30, 2019	6,699	6,365
Additional paid-in capital	30,232,252	18,148,962
Treasury stock	(3,450,000)	—
Accumulated deficit	(15,829,032)	(10,694,939)
Total Item 9 Labs Corp. stockholders' equity	10,959,919	7,460,388

Noncontrolling Interest	—	(123,942)

Total Stockholders' Equity	10,959,919	7,336,446

Total Liabilities and Stockholders' Equity	$22,309,467	$14,474,320

The accompanying notes are an integral part of these condensed consolidated financial statements.

F-2

ITEM 9 LABS CORP. AND SUBSIDIARIES
(FORMERLY AIRWARE LABS CORP.)
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended		Nine Months Ended
	June 30, 2020	June 30, 2019	June 30, 2020	June 30, 2019
Revenues, net	$2,207,453	$1,542,067	$5,602,321	$3,627,951
Cost of revenues	1,188,831	697,672	3,508,350	1,702,828
Gross profit	1,018,622	844,395	2,093,971	1,925,123

Operating expenses
Professional fees and outside services	182,610	366,397	654,447	920,194
Payroll and employee related expenses	698,477	590,965	2,229,493	1,631,343
Sales and marketing	37,997	268,940	199,215	407,288
Other operating expenses	138,252	238,496	521,024	616,403
Depreciation and amortization	205,250	193,455	806,070	275,955
Provision for bad debt	—	—	22,460	—
Total operating expenses	1,262,586	1,658,253	4,432,709	3,851,183

Loss from operations	(243,964)	(813,858)	(2,338,738)	(1,926,060)

Other income (expense)
Interest income	—	26,553	—	74,386
Interest expense	(1,362,347)	(21,314)	(2,820,137)	(22,925)
Other income (expense)	(1,492)	107,896	(1,492)	107,896
Total other income (expense), net	(1,363,839)	113,135	(2,821,629)	159,357

Loss from operations, before income tax provision	(1,607,803)	(700,723)	(5,160,367)	(1,766,703)

Income tax provision	—	156,647	—	364,046

Net loss	(1,607,803)	(857,370)	(5,160,367)	(2,130,749)

Less: Net loss attributable to noncontrolling interest	—	(6,806)	(26,274)	(67,591)

Net loss attributable to Item 9 Labs Corp.	$(1,607,803)	$(850,564)	$(5,134,093)	$(2,063,158)

Basic and diluted weighted average common shares outstanding	61,424,905	63,159,814	61,834,030	60,774,873

Basic and diluted net loss per common share	$(0.03)	$(0.01)	$(0.08)	$(0.03)

The accompanying notes are an integral part of these condensed consolidated financial statements.

F-3

ITEM 9 LABS CORP. AND SUBSIDIARIES
(FORMERLY AIRWARE LABS CORP.)
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	Nine Months Ended June 30,
	2020	2019
Operating Activities:
Net loss	$(5,160,367)	$(2,130,749)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	96,330	39,122
Amortization	709,740	237,311
Amortization of right of use asset	60,557	—
Amortization of debt discount	1,273,739	—
Interest accrued on notes receivable	—	(33,638)
Common stock issued for services	132,106	270,000
Stock compensation expense	75,000	150,000
Provision for bad debt	22,460	—
Interest accretion from receivable	—	(39,057)
Changes in operating assets and liabilities:
Accounts receivable	(191,656)	(298,562)
Deferred costs	(1,053,221)	(988,914)
Prepaid expenses	(319,927)	(61,308)
Accounts payable	1,178,434	98,247
Accrued payroll	134,359	(1,733)
Accrued compensated absences	2,193	16,998
Accrued interest	1,088,462	21,489
Operating lease liability	(42,543)	—
Accrued expenses	1,023,933	1,192,966
Accrued income tax	—	362,746
Net Cash Used in Operating Activities	(970,401)	(1,165,082)

Investing Activities:
Deposit on land purchase from related party	—	(400,000)
Purchases of property and equipment	(82,500)	(4,797,374)
Cash paid for acquisitions	(500,000)	(1,500,000)
Cash received from sale of Airware assets	50,000	115,000
Cash received from short-term note receivable	20,000	—
Capitalized license fees	(426,663)	—
Net Cash Used in Investing Activities	(939,163)	(6,582,374)

Financing Activities:
Proceeds from the sale of common stock, net of issuance costs	—	5,660,003
Proceeds from the issuance of debt	4,092,000	1,200,000
Debt payments	(2,192,664)	—
Net Cash Provided by Financing Activities	1,899,336	6,860,003

Net Decrease in Cash and cash equivalents	(10,228)	(887,453)

Cash and cash equivalents- Beginning of Period	574,943	1,674,266

Cash and cash equivalents - End of Period	$564,715	$786,813

Supplemental disclosure of cash flow information:
Interest paid in cash	$116,000	$—
Income taxes paid in cash	$—	$—

Supplemental disclosure of non-cash investing and financing activities:
Stock issued/to be issued for acquisitions	$3,507,000	$7,770,000
Interest in Health Defense, LLC received for sale of Airware assets	$—	$100,000
Receivable for sale of Airware assets, net of discount of $70,070	$—	$929,930
Right of use asset	$268,359	$—
Lease liability	$268,359	$—
Warrants issued for debt and for acquisition	$5,069,734	$—
Debt issued for acquisition	$1,000,000	$—
Non-cash treasury stock	$150,216	$—
Accrued interest added to debt	$300,705	$—

Net assets acquired in acquisition of Arizona DP Consulting, LLC
Intangible assets	$—	$3,350,000
Goodwill	—	5,920,000
Total purchase consideration	$—	$9,270,000

The accompanying notes are an integral part of these condensed consolidated financial statements.

F-4

ITEM 9 LABS CORP. AND SUBSIDIARIES
(FORMERLY AIRWARE LABS CORP.)
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
NINE MONTHS ENDED JUNE 30, 2020 AND 2019

	Item 9 Labs Corp Equity
			Additional				Non
	Common Stock		Paid-in	Treasury Stock		Accumulated	Controlling
	Shares	Amount	Capital	Shares	Amount	(Deficit)	Interest	Total
Balance at September 30, 2018	54,766,642	$5,477	$3,427,230	—	$—	$(870,243)	$—	$2,562,464
Stock issued for acquisition	3,000,000	300	7,769,700	—	—	—	—	7,770,000
Issuance of stock for cash	3,100,000	310	3,149,690	—	—	—	—	3,150,000
Exchange of shares for services	30,000	3	123,497	—	—	—	—	123,500
Net loss	—	—	—	—	—	(328,819)	(48,478)	(377,297)
Balance at December 31, 2018	60,896,642	6,090	14,470,117	—	—	(1,199,062)	(48,478)	13,228,667
Issuance of stock for cash	2,166,669	217	2,249,786	—	—	—	—	2,250,003
Exchange of shares for services	35,000	4	228,196	—	—	—	—	228,200
Net loss	—	—	—	—	—	(883,775)	(12,307)	(896,082)
Balance at March 31, 2019	63,098,311	6,311	16,948,099	—	—	(2,082,837)	(60,785)	14,810,788
Issuance of stock for cash	173,333	17	259,983	—	—	—	—	260,000
Exchange of shares for services	70,000	7	104,993	—	—	—	—	105,000
Stock compensation	9,615	1	24,999	—	—	—	—	25,000
Net loss	—	—	—	—	—	(850,564)	(6,806)	(857,370)
Balance at June 30, 2019	63,351,259	$6,336	$17,338,074	—	$—	$(2,933,401)	$(67,591)	$14,343,418
Balance at September 30, 2019	63,643,005	$6,365	$18,148,962	—	$—	$(10,694,939)	$(123,942)	$7,336,446
Treasury stock acquired in settlement agreement	—	—	3,450,000	(2,300,000)	(3,450,000)	—	—	—
Exchange of shares for services	55,618	6	132,100	—	—	—	—	132,106
Stock compensation	26,282	3	74,997	—	—	—	—	75,000
Net loss	—	—	—	—	—	(1,950,190)	(25,138)	(1,975,328)
Balance at December 31, 2019	63,724,905	6,374	21,806,059	(2,300,000)	(3,450,000)	(12,645,129)	(149,080)	5,568,224
Stock to be issued for acquisition	3,250,000	325	3,506,675	—	—	—	—	3,507,000
Noncontrolling interest dissolution from acquisition	—	—	(150,216)	—	—	—	150,216	—
Warrants issued	—	—	257,094	—	—	—	—	257,094
Warrants to be issued	—	—	3,336,198	—	—	—	—	3,336,198
Net loss	—	—	—	—	—	(1,576,100)	(1,136)	(1,577,236)
Balance at March 31, 2020	66,974,905	6,699	28,755,810	(2,300,000)	(3,450,000)	(14,221,229)	—	11,091,280
Warrants issued	—	—	1,476,442	—	—	—	—	1,476,442
Net loss	—	—	—	—	—	(1,607,803)	—	(1,607,803)
Balance at June 30, 2020	66,974,905	$6,699	$30,232,252	(2,300,000)	$(3,450,000)	$(15,829,032)	$—	$10,959,919

The accompanying notes are an integral part of these condensed consolidated financial statements.

F-5

ITEM 9 LABS CORP.

(FORMERLY AIRWARE LABS CORP)

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

Note 1 – Description of Business and Summary of Significant Accounting Policies

Description of Business

Item 9 Labs Corp. (“Item 9 Labs” or the “Company”), formerly Airware Labs Corp., is a Delaware corporation. The Company was incorporated under the laws of the State of Delaware on June 15, 2010 as Crown Dynamics Corp. On October 26, 2012, the Articles of Incorporation were amended to reflect a name change to Airware Labs Corp, and on April 2, 2018, they were amended again to reflect the name change to Item 9 Labs Corp.

On October 18, 2018 the Company effected a 1 for 20 reverse stock split of the Company’s common stock. The par value and number of authorized shares were not adjusted as a result of the reverse stock split. The total number of shares outstanding at the time of the split was adjusted from 1,095,332,835 to 54,766,642. All share information in these financial statements has been retroactively adjusted to reflect the effect of the reverse split.

On March 20, 2018, the Company closed on an Agreement and Plan of Exchange (the “Agreement”) to acquire all of the membership interests of BSSD Group, LLC (“BSSD”), an Arizona limited liability company formed on May 2, 2017, in exchange for newly issued restricted shares of the Company’s common stock (the “Shares”), which represented approximately 75% of the issued and outstanding shares of the Company’s common stock on a fully-diluted basis. The 40,355,771 Shares were distributed pro-rata to the BSSD members. As part of the Agreement, the Company agreed to increase its authorized shares of common stock to two billion.

For accounting purposes the transaction was recorded as a reverse recapitalization, with BSSD as the accounting acquirer. Consequently, the historical pre-merger financial statements of BSSD are now those of the Company. In its determination that BSSD was the accounting acquirer, the Company considered pertinent facts and circumstances, including the following: (i) the BSSD owners received the largest portion of the voting rights of the combined entity; (ii) the management team of the combined entity is primarily comprised of owners or management of BSSD; (iii) the continuing business of the combined entity will be the business of BSSD.

Through a licensing agreement, the Company grows medical marijuana and produces cannabis related products at their facility in Pinal County, Arizona on behalf of licensed medical marijuana dispensaries in the state of Arizona. Certain assets of the Company, consisting of five acres of land and a cultivation facility, were contributed by the members of BSSD in May 2017 and were recorded at the historical carrying value (original cost less any related accumulated depreciation) of the members as of the contribution date.

On September 12, 2018, the Company executed a $1,500,000 promissory note (see Note 8) which was used to make a capital contribution into Strive Management, LLC, a Nevada limited liability company (“Strive Management”). In exchange for the contribution, the Company received a 20% membership interest in Strive Management. The remaining interests are held by three individuals one of which is the Company’s former Chief Executive Officer. Through a management agreement with Strive Wellness of Nevada, LLC, a related party (the Company’s former CEO is a member of this LLC), Strive Management will facilitate the cultivation, processing and distribution of marijuana in Nevada. Strive Wellness of Nevada, LLC has been allocated cultivation, processing and distribution licenses from the state of Nevada. The Company acquired the remaining membership interests in Strive Management in February 2020 as well as the licenses owned by Strive Wellness of Nevada, LLC. As of June 30, 2020, the licenses have not been transferred to the Company, as the transfer is awaiting regulatory approval. See Note 2.

In March 2020, the World Health Organization categorized Coronavirus Disease 2019 (“COVID-19”) as a pandemic, and the President of the United States declared the COVID-19 outbreak a national emergency. The services we provide are currently designated an essential critical infrastructure business under the President’s COVID-19 guidance, the continued operation of which is vital for national public health, safety and national economic security. The extent of the impact of the COVID-19 outbreak on our operational and financial performance will depend on certain developments, including the duration and spread of the outbreak, its impact on our customers and vendors, and the range of governmental and community reactions to the pandemic, which are uncertain and cannot be fully predicted at this time.

F-6

Principles of Consolidation

Item 9 Labs consolidates all variable interest entities (“VIEs”) in which the Company is deemed to be the primary beneficiary and all other entities in which it has a controlling voting interest.  An entity is generally a VIE if it meets any of the following criteria: (i) the entity has insufficient equity to finance its activities without additional subordinated financial support from other parties, (ii) the equity investors cannot make significant decisions about the entity’s operations or (iii) the voting rights of some investors are not proportional to their obligations to absorb the expected losses of the entity or receive the expected returns of the entity and substantially all of the entity’s activities involve or are conducted on behalf of the investor with disproportionately few voting rights. The Company periodically makes judgments in determining whether its investees are VIEs and, for each reporting period, the Company assesses whether it is the primary beneficiary of any of its VIEs. As of September 30, 2019, the Company is deemed the primary beneficiary of Strive Management because the entity has insufficient equity to finance its activities without additional subordinated support. The interests in Strive Management held by non-controlling members has been presented on the statement of operations and statement of stockholders’ equity as non-controlling interest. See Note 2 and Note 9.

The condensed consolidated financial statements include the accounts of the Company, its wholly-owned subsidiaries and variable interest entities in which the Company is the primary beneficiary. Intercompany balances and transactions have been eliminated.

The accompanying unaudited condensed consolidated financial statements of the Company as of June 30, 2020 have been prepared by us without audit pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”) and do not include all the information and notes necessary for a presentation of financial position and results of operations in accordance with GAAP and should be read in conjunction with our September 30, 2019 audited financial statements filed with the SEC on our Form 10-K on January 14, 2020. It is management’s opinion that all material adjustments (consisting of normal recurring adjustments) have been made, which are necessary for a fair financial statement presentation. We derived the September 30, 2019 condensed balance sheet data from audited financial statements, however, we did not include all disclosures required by GAAP. The results for the interim period are not necessarily indicative of the results to be expected for the year ending September 30, 2020.

Accounting Estimates

The preparation of financial statements in conformity with Accounting Principles Generally Accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could materially differ from those estimates. Significant estimates of the Company include but are not limited to accounting for depreciation and amortization, current and deferred income taxes, deferred costs, accruals and contingencies, carrying value of goodwill and intangible assets, collectability of notes receivable, the fair value of common stock and the estimated fair value of stock options and warrants. Due to the uncertainties in the formation of accounting estimates, and the significance of these items, it is reasonably possible that these estimates could be materially changed in the near term.

Cash and Cash Equivalents and Restricted Cash

Cash represents cash on hand, demand deposits placed with banks and other financial institutions and all highly liquid instruments purchased with a remaining maturity of three months or less as of the purchase date of such investments. The Company maintains cash on deposit, which, can exceed federally insured limits. The Company has not experienced any losses on such accounts nor believes it is exposed to any significant credit risk on cash. Restricted cash represents funds held by a bank pending resolution of a dispute with a former officer of the Company. The dispute was resolved during the nine months ended June 30, 2020 and the cash is no longer restricted.

Accounts Receivable

Accounts receivable are reported at the amount management expects to collect from outstanding balances. Differences between the amount due and the amount management expects to collect are expensed in the results of operations in the period in which those differences are determined, with an offsetting entry to a valuation allowance for accounts receivable.

Deferred Costs

Deferred costs consist of the costs directly related to the production and cultivation of marijuana crops, cannabis oils, and cannabis concentrate products. Deferred costs are relieved to cost of services as products are delivered to dispensaries.

F-7

Property and Equipment

Property and equipment are recorded at cost. Depreciation is provided for on the straight-line method, over the estimated useful lives of the assets. Maintenance and repairs that neither materially add to the value of the property nor appreciably prolong its life are charged to expense as incurred. Betterments or renewals are capitalized when incurred. Gains and losses on the disposition of property and equipment are recorded in the period incurred.

The estimated useful lives of property and equipment are:

•	Cultivation and manufacturing equipment 2-7 years
•	Buildings 30 years

Notes and Other Receivables, net

Notes and other receivables are reported at the amount management expects to collect from outstanding balances. Differences between the amount due and the amount management expects to collect are reported in the results of operations in the period in which those differences are determined, with an offsetting entry to a valuation allowance for receivables. Management assesses all receivables individually and in total, considering historical credit losses as well as existing economic conditions to determine the likelihood of future credit losses. The Company stops accruing interest on interest bearing receivables when the receivable is in default. There was a total valuation allowance as of June 30, 2020 and September 30, 2019 of $376,430.

Impairment of Long-Lived Assets

We analyze long-lived assets, including property and equipment and definite-lived intangible assets, for impairment whenever events or changes in circumstances indicate that the carrying amounts may not be recoverable. We review the amortization method and estimated period of useful life at least at each balance sheet date. We record the effects of any revision to operations when the change arises. We recognize impairment when the estimated undiscounted cash flow generated by those assets is less than the carrying amount of such assets. The amount of impairment is the excess of the carrying amount over the fair value of such assets, which is generally calculated using discounted cash flows.

Intangible Assets Subject to Amortization

Intangible assets include trade name, customer relationships, website, a noncompete agreement and intellectual property obtained through a business acquisition (see Note 2). Intangible assets acquired in a business combination are recognized at fair value using generally accepted valuation methods deemed appropriate for the type of intangible asset acquired. Intangible assets with finite lives are amortized over their estimated useful life and reported net of accumulated amortization, separately from goodwill. Amortization is calculated on the straight-line basis using the following estimated useful lives:

•	Trade names 10 years
•	Customer relationships 2 years
•	Noncompete agreement 4 months (settlement agreement)
•	Websites and other intellectual property 5 years

Generally, the Company utilizes the relief from royalty method to value trade name, the with or without method for valuing the customer relationships, and the discounted cash flow method for valuing website and intellectual property.

F-8

Goodwill and Intangible Assets Not Subject to Amortization

Goodwill represents the excess of the purchase price paid for the acquisition of a business over the fair value of the net tangible and intangible assets acquired. Indefinite life intangible assets represent licenses purchased for cultivation, processing and distribution of cannabis. Goodwill and indefinite life intangibles are not subject to amortization and are tested annually for impairment, or more frequently if events or changes in circumstances indicate that the carrying value of goodwill may not be recoverable. The goodwill included in these consolidated condensed financial statements represents the amount of consideration paid above the amount of the individually identifiable assets acquired. In assessing potential impairment, management first considers qualitative factors to determine if an impairment of goodwill or indefinite life intangibles existed. Upon the determination of a likely impairment, management assesses the recorded goodwill or indefinite life intangibles balance with the fair value of the business or assets acquired.

In addition to the annual impairment test, we are required to regularly assess whether a triggering event has occurred which would require interim testing. We considered the current and expected future economic and market conditions surrounding the COVID-19 pandemic and its impact on our operations. Currently, we have determined that a triggering event has not occurred that would require an interim impairment test to be performed. However, we refer you to our comment in the first section of this Note 1 as it relates to the impact of COVID-19 and certain economic uncertainties.

Income Taxes

The Company accounts for income taxes under FASB ASC 740, Income Taxes. Deferred income tax assets and liabilities are determined based upon differences between financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. Valuation allowances are established to reduce deferred tax assets to the amount expected to be realized.

The Company files income tax returns in the U.S. federal jurisdiction, and the State of Arizona. The Company is subject to U.S. federal, state, and local income tax examinations by tax authorities. Generally all periods beginning on or after January 1, 2015 are open to examination by taxing authorities. The Company believes it has no tax positions for which the ultimate deductibility is highly uncertain.

Revenue Recognition

On October 1, 2017, the Company adopted ASC Topic 606, “Revenue from Contracts with Customers” (“ASC 606”) and all the related amendments.

The core principle of ASC 606 requires that an entity recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the company expects to be entitled in exchange for those goods or services. ASC 606 defines a five-step process to achieve this core principle and, in doing so, it is possible more judgment and estimates may be required within the revenue recognition process than previously required under GAAP, including identifying performance obligations in the contract, estimating the amount of variable consideration to include in the transaction price and allocating the transaction price to each separate performance obligation.

All of the Company’s revenue is associated with a customer contract that represents an obligation to perform services that are delivered at a single point in time.  Any costs incurred prior to the period in which the services are performed to completion are deferred and recognized as cost of revenues in the period in which the performance obligations are completed. For the three and nine months ended June 30, 2020 and 2019, substantially all of the Company’s revenue was generated from performance obligations completed in the state of Arizona.

The Company recognizes revenue as services are rendered. Services are considered complete upon successful delivery of the product to the dispensary as the Company has no further performance obligations at this point in time and collection is reasonably assured. Under the performance contract, the Company acts as an agent for the dispensary, does not own the marijuana products, cannot exchange the marijuana products, prepares invoices for the dispensary and all employees that are in contact with marijuana products are dispensary agents of the dispensary with which we have our contract. Given these facts and circumstances, it is the Company’s policy to record the revenue related to the contract net of the amount retained by the dispensary. Per the dispensary contract, the Company was paid 85% of the wholesale market price of the marijuana products for the services rendered for the three and nine months ended June 30, 2019. The contract was amended in December 2019 and beginning in January 2020, the Company was paid 100% of the wholesale market price of the marijuana for the services rendered. The contract called for monthly payments in the amount of $80,000 for the three months ending March 31, 2020. Beginning April 1, 2020, the Company entered into a three year agreement with another dispensary, which calls for monthly payments of $40,000. Prior to January 1, 2020, the Company recorded these revenues at the amount it expected to collect, 85% of the total wholesale sales. Since January 1, 2020, the Company records revenue at the amount it expects to collect, 100% of the wholesale sales. The fees paid for operating under the contract are expensed to cost of revenues.

The Company’s revenues accounted for under ASC 606 do not require significant estimates or judgments based on the nature of the Company’s revenue stream. The sales price is generally fixed at the point of sale and all consideration from the contract is included in the transaction price. The Company’s contracts do not include multiple performance obligations or variable consideration.

F-9

Fair Value of Financial Instruments

The carrying value of the Company’s financial instruments, consisting of cash and cash equivalents, accounts receivable, accounts payable, and accrued expenses approximate fair value due to their short term to maturity (level 3 inputs).  The Company’s receivable resulting from the sale of Airware, notes receivable and notes payable approximate fair value based on borrowing rates currently available on notes with similar terms and maturities (level 3 inputs).

ASC Topic 820, Fair Value Measurements, defines fair value as the price that would be received in the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Topic 820 also specifies a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The standard describes three levels of inputs that may be used to measure fair value as follows:

Level 1: Quoted prices in active markets for identical assets or liabilities;

Level 2: Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities; and

Level 3: Valuation is generated from model-based techniques that use significant assumptions not observable in the market. These unobservable assumptions reflect our own estimate of assumptions that market participants would use in pricing the asset or liability.

Net Loss Per Share

Basic loss per share does not include dilution and is computed by dividing net loss available to common stockholders by the weighted average number of common shares outstanding for the period. Diluted earnings per share reflects the potential dilution of securities that could share in the earnings of an entity. Dilutive securities are not included in the weighted average number of shares when inclusion would be anti-dilutive. At June 30, 2020 and September 30, 2019 there were 17,082,991 and 656,112 shares underlying convertible notes payable, warrants and options, that were anti-dilutive, respectively.

Stock-Based Compensation

The Company accounts for its stock-based awards in accordance with ASC Subtopic 718-10, “Compensation – Stock Compensation”, which requires fair value measurement on the grant date and recognition of compensation expense for all stock-based payment awards made to employees and directors. For stock options, the Company estimates the fair value using a closed option valuation (Black-Scholes) model. The estimated fair value is then expensed over the requisite service period of the award which is generally the vesting period and the related amount is recognized in the consolidated condensed statements of operations. The Company recognizes forfeitures at the time they occur.

The Black-Scholes option-pricing model requires the input of certain assumptions that require the Company’s judgment, including the expected term and the expected stock price volatility of the underlying stock. The assumptions used in calculating the fair value of stock-based compensation represent management’s best estimates, but these estimates involve inherent uncertainties and the application of judgment. As a result, if factors change resulting in the use of different assumptions, stock-based compensation expense could be materially different in the future.

F-10

Warrants and Debt Discounts

The Company bifurcates the value of warrants issued with debt. This bifurcation results in the establishment of a debt discount, based on the relative fair values of the warrants and the debt, with a corresponding charge to equity unless the terms of the warrant require it to be classified as a liability. The warrants and corresponding note discounts are valued using the Black-Scholes valuation model. This model uses estimates of volatility, risk free interest rate and the expected term of the warrants, along with the current market price of the Company’s stock, to estimate the value of the outstanding warrants. The Company estimates the expected term using an average of the contractual term and vesting period of the award. The expected volatility is measured using the average historical daily changes in the market price of the Company’s common stock over the expected term of the award and the risk-free interest rate is equivalent to the implied yield on zero-coupon U.S. Treasury bonds with a remaining maturity equal to the expected term of the awards.

The following assumptions were used to estimate the warrants issued during the quarter ended June 30, 2020:

Expected stock price volatility	186.00%

Expected dividend yield	0.00%

Risk-free interest rate	2.97%

Option life	2.5 years

Recently Issued Accounting Pronouncements

Adopted

In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842). The update improves financial reporting about leasing transactions by requiring a lessee to record on the balance sheet the assets and liabilities for the rights and obligations created by lease terms of more than 12 months. We adopted ASU 2016-02 effective October 1, 2019.The most significant change was related to the recognition of a right-of-use asset and lease liability on our consolidated condensed balance sheet for our real estate operating lease. The impact on our results of operations and cash flows is not material. See Note 10.

In January 2017, the FASB issued ASU 2017-01, Business Combination (Topic 805). The update clarifies the definition of a business to assist entities with evaluating whether transactions should be accounted for as acquisitions of assets of businesses. The Company adopted ASU 2017-01 on January 1, 2020 which impacted how the acquisition from February 2020 (Note 2) has been reported.

In July 2017, the FASB issued ASU 2017-11, Earnings Per Share (Topic 260). The update changes the classification analysis of certain equity-linked financial instruments (or embedded features) which contain down round features. The Company adopted ASU 2017-11 on January 1, 2020 which impacted how warrants relating to debt was recorded.

Pending Adoption

In June 2016, the FASB issued ASU 2016-13, Financial Instruments – Credit Losses (Topic 326), which provides guidance on measuring credit losses on financial instruments. The amended guidance replaces current incurred loss impairment methodology of recognizing credit losses when a loss is probable with a methodology that reflects expected credit losses and requires a broader range of reasonable and supportable information to assess credit loss estimates. ASU 2016-13 is effective for us on October 1, 2023, with early adoption permitted on October 1, 2019. We are assessing the provisions of this amended guidance; however, the adoption of the standard is not expected to have a material effect on our consolidated condensed financial statements.

There have been no other recent accounting pronouncements or changes in accounting pronouncements that have been issued but not yet adopted that are of significance, or potential significance, to us.

F-11

Note 2 –Business Combination/Acquisitions

On November 26, 2018, the Company’s wholly owned subsidiary AZ DP Holdings, LLC (“AZDP”) performed an acquisition of the majority of the assets of Arizona DP Consulting, LLC (“AZDPC”), a consulting firm specializing in obtaining marijuana dispensary permits and developing cannabis related business plans. The purchase price was $9,270,000, $1,500,000 in cash and 3,000,000 shares of restricted common stock having an aggregate value of $7,770,000 or $2.59 per share based on the market price of the Company’s shares at the time the asset purchase agreement was executed. There were no significant costs relating to the acquisition. Pursuant to the agreement, Sara Gullickson transitioned from President to CEO under a 3 year employment agreement and became a member of the board of directors of the Company. Additionally, AZDP agreed to hire the employees of AZDPC and lease its existing office space which required $3,200 of monthly rent through May 2019, which was subsequently extended through August 2019. The primary reason for the acquisition was to utilize the assets held by AZDPC to assist in the expansion of the Company.

In accordance with ASC 805, Business Combinations, the Company accounted for the acquisition of AZDPC using the acquisition method of accounting. The purchase price was allocated to specific identifiable intangible assets at their respective fair values at the date of acquisition. There were no tangible assets or liabilities acquired.

Identifiable intangible assets and goodwill consist of the following as of June 30, 2020:

	Balance at October 1, 2019	Additions	Amortization	Balance at June 30, 2020
Trade names	$161,848	$144,120	$(12,930)	$293,038
Customer relationships	181,250	—	(130,500)	50,750
Licenses	—	6,744,679	—	6,744,679
Websites and other intellectual property	1,144,277	—	(213,810)	930,467
Non-compete agreement	352,500	—	(352,500)	—

Total other intangible assets	1,839,875	6,888,799	(709,740)	8,018,934

Goodwill	1,116,396	—	—	1,116,396

Total	$2,956,271	$6,888,799	$(709,740)	$9,135,330

On November 15, 2019, Ms. Sara Gullickson voluntarily resigned as Chief Executive Officer and member of the Board of Directors of Item 9 Labs Corp. The resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices. Ms. Gullickson and the Company have mutually agreed to amend the terms of the employment agreement and non-competition agreement between Ms. Gullickson and the Company dated November 26, 2018 pursuant to which (i) the non-competition period shall be reduced from three (3) years to four (4) months; (ii) Ms. Gullickson shall receive her full salary and health benefits for four (4) months from the resignation date (a significantly reduced period of time); and (iii) Ms. Gullickson shall cancel and return to treasury an aggregate amount 2,300,000 restricted shares of Company Common Stock which were acquired by Gullickson pursuant to that certain Asset Purchase Agreement dated November 26, 2018 by and between Arizona DP Consulting LLC, an Arizona limited liability company, as seller, and Gullickson as the sole member of the seller on the one hand, and the Company and AZ DP Holdings, LLC, a Nevada limited liability company as buyer, on the other hand. The returning of the stock was accounted for as a capital contribution and treasury stock transaction. As such, there was no impact on total equity.

In exchange for the aforementioned terms, the Company and Gullickson agreed to a release of claims against each other, among other things. The agreement contains representations and warranties customary for agreements of this type.

In February 2020, the Company executed an agreement with the other members of Strive Management, LLC to purchase the remaining 80% of Strive Management, LLC (“Strive”), as well as the Nevada licenses its members held in another entity. The Company agreed to pay $500,000 in cash, $1,000,000 in an unsecured note payable, 3,250,000 shares of the Company’s restricted common stock and issue 2,000,000 warrants exercisable into the Company’s common stock. The warrants are to be issued upon the earlier of September 30, 2020 or three months following the date on which each provisional certificate becomes a final certificate, which has not yet occurred. The warrants have a three year term, exercise price of $1.13 and include down round provisions. In order to close the transaction, the Company borrowed $500,000 from Stockbridge Enterprises, a related party. The Company was to repay the loan by April 15, 2020. Subsequent to June 30, 2020, this loan has not been repaid and is in default. Though the Company acquired the remaining portion of Strive, Strive was not considered a business under ASC 805, Business Combinations, as it did not have a substantive process. As such, the Company is reporting the transaction as an asset acquisition. As of June 30, 2020 $6,744,679 has been recorded to licenses relating to the transaction.

F-12

Note 3 - Property and Equipment, Net

The following represents a summary of our property and equipment as of June 30, 2020 and September 30, 2019:

	June 30,	September 30,
	2020	2019
Cultivation and manufacturing equipment	$169,540	$154,059
Construction in progress	4,124,740	4,060,297
Land and building	3,095,646	3,093,549
	7,389,926	7,307,905
Accumulated Depreciation	(233,334)	(137,483)
	$7,156,592	$7,170,422

Depreciation expense for the nine months ended June 30, 2020 and 2019 was $96,330 and $39,122, respectively.

Note 4 – Sale of Airware Assets and Investment in Health Defense LLC

On May 3, 2018, the Company entered into an intellectual property sales agreement with Health Defense LLC. Pursuant to the terms of the agreement, the Company sold all of the assets related to the former business of the Company, nasal dilator sales.

In consideration for entering into the agreement, the Company was to receive: (i) $300,000 in cash at execution, (ii) $700,000 in cash within one year of execution and (iii) an additional $300,000 by December 31, 2019.

As additional consideration, the Company was given a 10% ownership interest in Health Defense LLC. This ownership is valued at $100,000 and is reflected on the consolidated condensed balance sheets as Investment in Health Defense at June 30, 2020 and September 30, 2019.

As of June 30, 2020, management determined that the receivable described above should be classified as long-term on the consolidated condensed balance sheets as the payments have not been made as scheduled. Additionally, management has recorded an allowance on the receivable of $307,430 at June 30, 2020 and September 30, 2019.

Note 5 – Notes Receivable

On May 11, 2018, the Company entered into a Promissory Note Agreement with a borrower in the principal amount of $150,000. This was a one year note with 20% non-compounded annual interest payable at maturity. It is convertible at the discretion of the Company into a unit offering of the borrower at a 15% discount. The note is personally guaranteed by the borrower. This note is in default and is on non-accrual status. The Company is currently negotiating an amendment to the note.

On May 15, 2018, the Company entered into a Promissory Note Agreement with a borrower in the principal amount of $60,000. This is a one year note with 15% non-compounded annual interest payable at maturity. It is convertible at the discretion of the Company into an interest in a strategic partnership of ownership and operations of a certain dispensary license. The note is personally guaranteed by the borrower. This note is in default and is on non-accrual status. At June 30, 2020 and September 30, 2019, the principal and interest has been fully reserved in the amount of $69,000.

At June 30, 2020 and September 30, 2019, the Company has accrued $39,000 of interest receivable related to these notes which is included in notes and interest receivables on the accompanying consolidated condensed balance sheets.

F-13

Note 6 – Short Term Notes Payable

Aeneas Venture Partners 3, LLC Note

On August 28, 2019, Item 9 Properties, LLC, a Nevada limited liability company, and BSSD Group, LLC, an Arizona limited liability company, each wholly owned subsidiaries of Item 9 Labs Corp. collectively, entered into a Loan Agreement of up to $2.5 million (the “Loan Agreement”) with Aeneas Venture Partners 3, LLC, an Arizona limited liability company (the “Lender”).

Pursuant to the Loan Agreement, the Company may make multiple borrowings under the Loan Agreement in the total aggregate principal amount of up to $2.5 million (the “Loan”) for the purpose of completing development and construction on certain real property located in Pahrump, Nevada owned by the Company. The Loan is a multiple advance credit facility. The Company drew $2,000,000 on August 28, 2019 and an additional $200,000 on November 26, 2019. Interest in the amount of 15% of the total amount borrowed (based on total draws) under the Loan will be paid in addition to principal at the maturity date. The Loan has a term of sixty days from funding of the Loan and may be extended for additional sixty days subject to the satisfaction of certain conditions including ten days’ notice and an extension loan fee of 15% of the aggregate total of advances under the Loan. The Loan is secured by a first priority interest in the Company’s real property located in Coolidge, Arizona, including improvements and personal property thereon (the “Property”) and includes an unconditional guarantee by Item 9 Labs Corp. The 5-acre property has 20,000 square feet of buildings, housing the cultivation and processing operations. On March 23, 2020, the Company paid $2,000,000 on the note and reached a settlement to bring the note current. The settlement calls for monthly interest payments of $22,000 and the principal balance of the note is due within one year. There is a prepayment penalty equal to all interest payments due through October 1, 2020 if the note is paid in full prior to that date.

Stockbridge/Viridis Note

In connection with the $2,000,000 payment on the note described above, on March 23, 2020 the Company borrowed debt proceeds from two related parties, Stockbridge Enterprises and Viridis I9 Capital LLC. The $2,200,000 borrowing is unsecured, has a term of six months, and accrues interest at a rate of 10% per year. All principal and interest are due on the maturity date. The debt includes a provision for the issuance of 10,000,000 warrants exercisable into the Company’s common stock. The exercise price on the warrants is $.75 and the warrants have a term of 5 years. The debt and warrants were recorded at their relative fair values. The resulting discount is being amortized to interest expense over the term of the debt. The balance of the debt, discount, amortized discount and accrued interest are as follows at June 30, 2020.

Principal balance	$ 2,200,000
Discount	796,572
Amortization	928,716
Accrued interest	59,671

Stockbridge Note

The Company entered into an additional note with Stockbridge Enterprises, a related party in February 2020. The $500,000 borrowing had a term of 60 days and bears interest at 6% per year. All principal and interest are due on the maturity date. The note includes a provision for the issuance of 500,000 warrants exercisable into the Company’s common stock. The warrants have an exercise price of $.75 and a term of 5 years. The note contains provisions to reduce the exercise price each month if the note is in default. The note went into default in April 2020. The warrant value was determined using a $.05 exercise price as it is management’s estimate that the note will be repaid after July 1, 2020, the date the exercise price on the warrants reduces to $.05. The resulting discount will be amortized to interest expense over the term of the note. The balance of the note, discount, amortized discount and accrued interest is as follows at June 30, 2020.

Principal balance	$ 400,000
Discount	—
Amortization	257,094
Accrued interest	14,466

In June 2020, the Company executed on a short-term financing arrangement. The proceeds of $873,000 are being utilized to further expand the production capabilities of the Arizona Operations. 30 payments of $40,500 are due weekly and the arrangement matures in January 2021.

F-14

Note 7 – Unsecured Convertible Notes Payable

In the reverse recapitalization disclosed in Note 1, the Company assumed one unsecured convertible note payable with principal balance totaling $20,000 which was due in August 2012, carries an interest rate of 8% and is convertible including accrued interest to common stock at $.50 per share, which would be approximately 63,000 shares as of June 30, 2020 and September 30, 2019. As of June 30, 2020 and September 30, 2019, this unsecured convertible note payable is considered in default and has been presented as a current liability on the consolidated condensed balance sheets.

In June 2020, the Company issued an unsecured convertible note payable with a principal balance totaling $50,000, which will be due in March 2021. Interest payments of $1,000 (24% per annum) are due monthly. The note entitles the holder to convert any portion of the debt into shares of common stock of the Company at any time during the note term at $1.00 per share which would be approximately 50,000 shares as of June 30, 2020. There is no prepayment penalty.

Note 8 – Long Term Debt

On September 13, 2018, the Company entered into a Loan and Revenue Participation Agreement with Viridis Group I9 Capital LLC (“Viridis”) in which Viridis has agreed to loan the Company up to $2.7 million for the expansion of the Company’s Arizona and Nevada properties (see Note 12). As of September 30, 2018, the Company received $1,500,000 of proceeds from Viridis in the form of a promissory note. The $1,500,000 proceeds were utilized to acquire a 20% ownership in Strive Management, LLC as described in Notes 1 and 9, and is collateralized with a Deed of Trust on the Company’s approximately 5 acre property and construction in progress. In exchange for the loan, Viridis was to be repaid in the form of waterfall revenue participation schedules. Viridis was to receive 5% of the Company’s gross revenues from the Nevada operations until the loan is repaid, 2% until repaid 200% of the amount loaned, and 1% of gross revenues in perpetuity or until a change in control. Payments on the loan will commence 90 days after the Nevada operation begins earning revenue. Parties acknowledge that the Company was expected to own only 51% of the Nevada operations and therefore Viridis’ revenue participation is limited to the Company’s interest. On February 14, 2020, the Company acquired the remaining 80% membership interest in Strive Management, LLC. Therefore, the revenue participation payments will be based on 100% of the revenues of the Company’s Nevada operations. The operations in Nevada have not yet begun as of the date of this filing. On August 26, 2019, the loan was amended to include 6% annualized interest in exchange for Viridis subordinating its debt to another lender.

On May 1, 2020, under a troubled debt restructuring, the Company renegotiated the $1,500,000 note payable. As part of the restructuring, the Company issued 1,944,444 warrants exercisable into the Company’s common stock. The exercise price on the warrants is $1.00 and they have a term of 5 years. Accrued interest in the amount of $64,849 was added to the principal balance of the note, making the total principal $1,564,849. Interest only payments of $13,040 shall be paid monthly until 3 months following the commencement date of the Nevada Operations at which time monthly principal and interest payments of $33,962 will be required for 36 months, with a balloon payment of $761,007 due upon the note’s maturity. The note also entitles Viridis to a gross revenue participation of the Nevada Operations equal to 1% of the gross sales (up to $20,000 monthly) upon the maturity of the note and for the subsequent 5 year period. The debt and warrants were recorded at their relative fair values. The resulting discount will be amortized to interest expense over the term of the debt. The balance of the debt, discount, amortized discount and accrued interest is as follows at June 30, 2020.

Principal balance	$ 1,564,849
Discount	696,408
Amortization	34,820
Accrued interest	37,276

The additional $1,200,000 of proceeds drawn during the year ended September 30, 2019 were utilized to construct an additional 10,000 square foot cultivation and processing facility in Arizona that became operational in June 2019. The loan was originally collateralized with a Deed of Trust on the Company’s 5 acre parcel in Coolidge, AZ and its two 10,000 square foot buildings. In August 2019, Viridis agreed to subordinate its first priority Deed of Trust and move into a 2nd position. The proceeds were received as construction draws between November 2018 and January 2019. In exchange for the loan, Viridis will be repaid in the form of waterfall revenue participation schedules. Viridis shall receive 5% of the Company’s gross revenues from the Arizona operations until the loan is repaid, 2% until repaid 200% of the amount loaned, and 1% of gross revenues in perpetuity or until a change in control. Payments on the loan will commence 90 days after the Arizona operation begins earning revenue. Interest on the notes accrue monthly at a 2.9% annual rate. On August 26, 2019, the loan was amended to include 6% annualized interest in exchange for Viridis subordinating its debt to another lender. Interest of $317,816 has been accrued as of March 31, 2020.

F-15

On May 1, 2020, under a troubled debt restructuring, the Company renegotiated the $1,200,000 note payable. As part of the restructuring, the Company issued 1,555,556 warrants exercisable into the Company’s common stock. The exercise price on the warrants is $1.00 and they have a term of 5 years. Accrued interest in the amount of $186,370 was added to the principal balance of the note, making the total principal $1,386,370. Interest only payments of $11,553 shall be paid monthly until November 1, 2020 at which time monthly principal and interest payments of $28,144 will be required for 36 months, with a balloon payment of $678,596 due upon the note’s maturity. The note also entitles Viridis to a gross revenue participation of the Arizona Operations equal to 1% of the gross sales (up to $20,000 monthly) upon the maturity of the note and for the subsequent 5 year period. The debt and warrants were recorded at their relative fair values. The resulting discount will be amortized to interest expense over the term of the debt. The balance of the debt, discount, amortized discount and accrued interest is as follows at June 30, 2020.

Principal balance	$ 1,386,370
Discount	583,581
Amortization	29,179
Accrued interest	36,588

The Company’s subsidiary, BSSD Group, LLC borrowed $269,000 from Viridis Group in December 2019. This note bore annualized interest at 15%. On May 1, 2020, under a troubled debt restructuring, the Company renegotiated the $269,000 note payable. As part of the restructuring, the Company issued 400,000 warrants exercisable into the Company’s common stock. The warrants have an exercise price of $.75 and a term of 5 years. The agreement contains provisions to reduce the exercise price each month the note is not paid in full. The warrant value was determined using a $.05 exercise price as it is management’s estimate that the note will be repaid after September 30, 2020, the date the exercise price on the warrants reduces to $.05. The resulting discount is being amortized to interest expense over the term of the note. Accrued interest in the amount of $14,666 was added to the principal balance of the note, making the total principal $283,666. Payments of principal and interest in the amount of $9,833 are due monthly until the note’s maturity on May 1, 2023. The debt and warrants were recorded at their relative fair values. The resulting discount will be amortized to interest expense over the term of the debt. The balance of the debt, discount, amortized discount and accrued interest is as follows at June 30, 2020.

Principal balance	$ 283,666
Discount	142,812
Amortization	8,401
Accrued interest	7,013

Strive Note

In connection with the license acquisition described in Note 2, the Company entered into a note payable with the sellers in February 2020. The $1,000,000 note has a term of two years starting September 30, 2020 and bears interest at 2% per year. A principal payment in the amount of $500,000 is due on the earlier of October 10, 2020 or three months following the date on which each provisional certificate becomes a final certificate. Due to the low stated interest rate on the note, management imputed additional interest on the note. The balance of the note, discount, amortized discount and accrued interest is as follows at June 30, 2020:

Principal balance	$ 1,000,000
Discount	124,053
Amortization	27,508
Accrued interest	—

F-16

Note 9 – Variable Interest Entity

As of September 30, 2019, the Company determined that it held a variable interest in Strive Management due to the Company being its sole source of capital. Further, the Company had agreed to raise $4,000,000 on Strive Management’s behalf through promissory note agreements that the Company will guarantee. No funds have been raised as of the date of these consolidated condensed financial statements. If the funds are not raised, the additional 31% interest due to the Company upon operational approval from the State of Nevada as discussed in Note 1 would have been subject to reclamation by the other members of Strive Management. The Company has been determined to be the primary beneficiary of Strive Management as the Company has the power to direct the activities that significantly impact Strive Management’s economic performance and the obligation to absorb losses. Strive Management’s financial statements as of June 30, 2020 and for the nine months ending June 30, 2020 and 2019 have been consolidated with the Company.

As discussed in Note 2, the Company completed the purchase of the remaining ownership interests of Strive Management LLC in February 2020.

Note 10 – Leases

The Company leases its corporate office from an entity controlled by the CEO of the Company, under an operating lease. The lease is for a term of 5 years beginning September 1, 2019. The following is a schedule by fiscal year of future minimum payments required under the lease together with their present value as of June 30, 2020:

Future Minimum
Payments
2020	$41,267
2021	80,013
2022	82,114
2023	84,215
2024	78,963

366,572

less imputed interest	(140,756)

$225,816

As of the inception of the lease, the lease liability and right of use asset was recorded at $268,359, the amount of the present value of all lease payments. To calculate the lease liability and right of use asset, the Company used a 20% discount rate, the approximate interest rate the Company believes it could borrow at.

Amortization in the amount of $60,557 has been recorded against the right of use asset, leaving a balance of $207,802 as of June 30, 2020. Payments in the amount of $42,543 have been recorded against the lease liability, leaving a balance of $225,816 as of June 30, 2020.

Note 11 - Concentrations

For the three and nine months ended June 30, 2020 and 2019, substantially all of the Company’s revenue were generated from a single customer.

Note 12 - Commitments and Contingencies

The production and possession of marijuana is prohibited by the United States of America, though the state of Arizona allows these activities to be performed at licensed facilities such as BSSD. If the federal government decides to enforce the Controlled Substances Act, it could have a material adverse effect on our business. However, the Company does not currently believe the federal prohibition of these activities will negatively impact the business. As such, the Company has not elected to record a related accrual contingency.

On April 20, 2018, the Company entered into an agreement for the purchase of approximately 44 acres of land from an affiliate of a founding member of BSSD. The purchase price of the property is $3,000,000, payable as follows; (i) $200,000 deposited with escrow agent as an initial earnest money deposit, (ii) on or before February 1, 2019, the Company will deposit an additional $800,000 into escrow as additional earnest money deposit and (iii) the balance of the purchase price shall be paid via a promissory note. The earnest money amounts are non-refundable. The Company has negotiated an amendment to this agreement that will spread the $800,000 payment over the course of 4 months. As of the date of these financial statements, $600,000 has been deposited in escrow which has been classified as a long-term asset on the consolidated condensed balance sheet as of June 30, 2020 and September 30, 2019.

F-17

On June 26, 2018, the Company entered into a contractor agreement with Chase Herschman pursuant to which he will provide services in exchange for $120,000 annually, payable each month; up to $420,000 in common stock options which shall vest upon the occurrence of certain benchmarks as described in the contractor agreement and a commission of 1% of the gross profits of the Nevada Operations of the Company. The term of the agreement is a period of three years. This agreement was terminated in May 2020. The Company had an outstanding balance owed on the contract totaling $45,000 as of June 30, 2020.

On September 13, 2018, the Company entered into a Loan and Revenue Participation Agreement with Viridis Group I9 Capital LLC (“Viridis”). Viridis agreed to make secured loans of up to $2.7 million to the Company which is represented by two separate notes, one for the construction and enhancement of the Company’s Arizona property and one for the Company’s proposed ventures in Nevada. In exchange for the loans, Viridis will be repaid in the form of waterfall revenue participation schedules. Viridis shall receive 5% of the Company’s gross revenues from each of the Company’s Arizona and Nevada operations, respectively, until the loan is repaid, 2% until repaid 200% of the amount loaned, and 1% of gross revenues in perpetuity or until a change in control.

Under the terms of the Loan and Revenue Participation Agreement, upon a change in control of the Company, Viridis will be entitled to receive 200% of the principal amount of the loans to the Company computed after considering previous revenue participation payments through the date of change of control and 1% of the aggregate sales price or consideration received in the change in control transaction.

As of June 30, 2020, the Company received the $1,500,000 and invested the funds in Strive Management (see Notes 2, 8 and 9). The remaining $1,200,000 has been provided by Viridis directly to contractors of the Arizona property from an account owned and controlled by Viridis. The notes were amended on May 1, 2020, altering the revenue participation. See Note 8 for updated terms.

On July 1, 2019, the Company entered into a three year agreement with a concert venue to be the name sponsor for the venue. In exchange, the Company issued 45,457 shares of restricted common stock valued at $200,000 ($4.40/share) and is to pay $5,000 monthly for the first 12 months and $60,000 in July 2020 and 2021. Due to COVID-19, the concert venue has not been open since March 2020. In June 2020, the Company and the venue cancelled the agreement with an effective date of March 11, 2020.

The Company entered into a 60 month lease with VGI Citadel LLC to rent office space for its corporate headquarters which began on September 1, 2019. The lease payments total $6,478 monthly for the first twelve months, include all utilities and an estimated amount for common area maintenance and real estate taxes. The monthly lease rate increases to $6,653, $6,828, $7,003, and $7,178 for years two through five, respectively.

Note 13– Related Party Transactions

As discussed in Note 1, on March 20, 2018, the Company issued 40,355,771 shares of common stock to the members of BSSD for their membership interests.

As discussed in Note 12, the Company has entered into an agreement as of April 20, 2018 for the purchase of land. The land owner is one of the original members of BSSD and a current employee of the Company.

As discussed in Note 14, on May 8, 2018, the Company issued 22,500 options for the purchase of common stock to three board members.

As discussed in Notes 8 and 12, the Company has entered into Loan and Revenue Participation Agreement and Promissory Notes with Viridis. The two members of Viridis were elected to the Company’s board of directors in December 2018 and January 2020 and one is currently the Company’s CEO.

As discussed in Note 8, BSSD Group, LLC, a wholly owned subsidiary of the Company entered into a loan agreement with Viridis.

As discussed in Note 2, the Company issued 3,000,000 of restricted common stock as part of the asset purchase agreement dated November 26, 2018. As part of November 15, 2019 settlement agreement, Gullickson returned 2,300,000 share of stock to the Company.

During the three months ended December 31, 2018, the Company issued 3,000,000 shares of restricted common stock to Viridis I9 Capital LLC, an LLC in which, Andrew Bowden, director and CEO of the Company is a member. The sales price was $1.00 per share with net proceeds of $3,000,000.

The Company has a construction management agreement with the Viridis Group to oversee the Nevada construction project totaling $20,000 monthly. The Company owes Viridis $60,000 for these services as of June 30, 2020 and September 30, 2019.

As discussed in Note 6, the Company has notes payable to Viridis I9 Capital LLC and Stockbridge Enterprises in the amount of $2,200,000.

As discussed in Note 6, the Company has a note payable to Stockbridge Enterprises in the amount of $400,000.

As discussed in Note 12, the Company has a lease agreement with VGI Capital LLC. A member of VGI Capital was elected to the Company’s board of directors on December 21, 2018 and is currently the Company’s CEO.

Included in our accounts payable at June 30, 2020 and September 30, 2019 is approximately $90,000 and $160,000, respectively in amounts due to related parties.

F-18

Note 14 - Stockholders’ Equity

Common Stock

During the nine months ended June 30, 2019, the Company raised $5,400,003 via private placements. The selling price for 5,000,000 shares was $1 per share and the selling price for 266,669 was $1.50 per share for a total of 5,266,669 shares of common stock issued.

As discussed in Note 2, during the nine months ended June 30, 2019, the Company issued 3,000,000 shares of restricted common stock, valued at $7,770,000 as consideration for the acquisition of the majority of the assets in AZ DP Consulting, LLC.

In the nine months ended June 30, 2019, in the normal course of business, the Company issued 135,000 shares of restricted common stock, valued at $456,700 as consideration for various consulting contracts.

In the nine months ended June 30, 2019, the Company issued 9,615 shares of restricted common stock to employees, valued at $25,000.

In the nine months ended June 30, 2020, in the normal course of business, the Company issued 55,618 shares of restricted common stock, valued at $132,106 as consideration for various contracts, including venue sponsorships, marketing, and investor relations.

As discussed in Note 2, during the nine months ended June 30, 2020, the Company agreed to issue 3,250,000 shares of restricted common stock, valued at $3,507,000 as part of an asset acquisition. The stock has been reserved, though certain criteria must be met for the issuance to occur.

In the nine months ended June 30, 2020, the Company issued 26,282 shares of restricted common stock to employees, valued at $75,000.

Warrants

As of June 30, 2020, there are 16,675,000 warrants for purchase of the Company’s common stock outstanding. 14,400,000 warrants were issued during the nine months ended June 30, 2020. Warrants outstanding as of June 30, 2020 are as follows:

	Common Shares Issuable Upon Exercise of Warrants	Exercise Price of Warrants	Date Issued		Expiration Date

Warrants issued by predecessor	175,000	$2.00	3/31/2015		8/31/2020
Warrants issued by predecessor	100,000	$1.00	7/28/2016		7/28/2021
Warrants issued related to asset acquisition	2,000,000	$1.13	9/30/2020	*	9/30/2023
Warrants issued related to debt financing	500,000	$0.05	2/14/2020		2/14/2025
Warrants issued related to debt financing	5,000,000	$0.75	3/23/2020		3/23/2025
Warrants issued related to debt financing	5,000,000	$0.75	3/23/2020		3/23/2025
Warrants issued related to debt financing	400,000	$0.05	5/1/2020		4/30/2025
Warrants issued related to debt financing	1,944,444	$1.00	5/1/2020		4/30/2025
Warrants issued related to debt financing	1,555,556	$1.00	5/1/2020		4/30/2025

Balance of Warrants at June 30, 2020	16,675,000

Vested	14,675,000

* - date is in the future as the Company is obligated to issue the warrants on September 30, 2020. These warrants are reflected in the warrants to be issued in the Unaudited Consolidated Condensed Statements of Stockholders’ Equity.

Stock Options

On May 8, 2018, the Company granted 22,500 stock options to board members. The options are exercisable at $2.40 per share with a ten year term. The options will vest equally over three years unless there is a change of control of the Company at which time any unvested options vest immediately. As of June 30, 2020 and September 30, 2019, there are 294,991 stock options outstanding.

The Company determines the fair value of stock options issued on the date of grant using the Black-Scholes option-pricing model.

There was no options activity during the nine months ended June 30, 2020 and 2019.

F-19

Note 15 – Merger

On February 27, 2020, Item 9 Labs Corp., a Delaware corporation (“Company”), and an unnamed wholly owned subsidiary (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Agreement”) with OCG Inc., a Colorado corporation (“Target”), pursuant to which the Merger Sub will be merged with and into the Target in a reverse triangular merger with the Target continuing as the surviving entity as a wholly-owned direct subsidiary of the Company (“Merger”). Effective upon the completion of the Merger, the Target shareholders shall become stockholders of the Company through the receipt of the Merger Consideration as defined below. Each of the parties referred to above may be referred to herein as a “Party” and collectively as the “Parties”.

Merger Consideration

On the terms and subject to the conditions set forth in the Agreement, upon the completion of the Merger, the Target Shareholders shall become stockholders of the Company through the receipt of an aggregate 30,000,000 restricted shares of the Common Stock of the Company (“Merger Consideration”).

Upon closing of the Merger, and subject to the terms and conditions of the Agreement, the Merger Sub shall be merged with and into the Target (the Target following the Merger is sometimes referred to in this Agreement as the “Surviving Corporation”), the separate existence of the Merger Sub shall cease, and the Target shall survive the Merger. The Surviving Corporation will possess all properties, rights, privileges, powers, and franchises of the Target and Merger Sub, and all of the claims, obligations, liabilities, debts and duties of the Target and Merger Sub will become the claims, obligations, liabilities, debts and duties of the Surviving Corporation.

Governance of the Combined Company

Upon closing of the Merger, Target may nominate, and the Company agrees to appoint, two persons designated by Target to the Company’s Board of Directors.

Conditions to the Merger

The parties’ obligation to consummate the Merger is subject to the satisfaction or waiver of customary closing conditions for both parties, including (i) the adoption of the Agreement by the requisite vote of the stockholders of Target, (ii) the adoption of the Agreement by the requisite vote of the stockholders of the Company, (iii) the approval of the issuance of shares of the Company’s Common Stock as Merger Consideration; (iv) and an appropriate level of Director and Officers Liability Insurance shall be in place, and (v) certain other customary conditions relating to the parties’ representations and warranties in the Agreement and the performance of their respective obligations. The consummation of the Merger is subject to a financing contingency that the Company must raise approximately $2,000,000.

The Company has made customary representations and warranties in the Agreement. The Agreement also contains customary covenants and agreements, including covenants and agreements relating to the conduct of the Company’s business between the date of the signing of the Agreement and the closing of the transactions contemplated under the Agreement.

The Merger is conditioned on the accuracy and correctness of the representations and warranties made by the other party on the date of the Agreement and on the Closing Date (as defined in the Agreement) or, if applicable, an earlier date (subject to certain “materiality” and “material adverse effect” qualifications set forth in the Agreement with respect to such representations and warranties) and the performance by the other party in all material respects of its obligations under the Merger Agreement.

Under the Agreement, each of the Company and Target have agreed to use commercially reasonable efforts to consummate the Merger, including using best efforts to obtain all required regulatory approvals.

Note 16 - Subsequent Events

In July 2020, the Company issued 107,683 incentive stock options to employees. The options vest over two years and have an exercise price of $0.87.

On July 31, 2020, Michael Paul Keskey joined the board of directors. In conjunction with Mr. Keskey joining the board, Ronald Miller resigned as chairman of the board, and Mr. Keskey and Doug Bowden accepted appointments to serve as co-chairmen.

In July 2020, the five founding members of Item 9 Labs each returned 2,000,000 shares of common stock to treasury. The total number of shares returned was 10,000,000. As part of the debt financing in March 2020 the Company issued 10,000,000 warrants to purchase shares of the Company. The founders decided to return the shares to treasury as to prevent the remaining shareholders from dilution.

In July 2020, the Company issued 129,059 shares of common stock in exchange for services valued at approximately $125,000.

F-20

Note 17 – Going Concern

The accompanying consolidated condensed financial statements have been prepared in conformity with GAAP, which contemplate continuation of the Company as a going concern. The Company has not yet established an ongoing source of revenue sufficient to cover its operating costs and has incurred net losses since its inception. These losses, with the associated substantial accumulated deficit, are a direct result of the Company’s planned ramp up period as it is pursuing market acceptance and geographic expansion. In view of these matters, realization of a major portion of the assets in the accompanying consolidated condensed balance sheets is dependent upon continued operations of the Company which in turn is dependent upon the Company’s ability to meet its financing requirements, and the success of its future operations. The Company operates in a new, developing industry with a variety of competitors. These factors raise substantial doubt about the Company’s ability to continue as a going concern. As a result, the Company’s independent registered public accounting firm included an emphasis-of-matter paragraph with respect to the consolidated financial statements for the year ended September 30, 2019, expressing uncertainty regarding the Company’s assumption that it will continue as a going concern.

In order to continue as a going concern, the Company will need to generate additional revenue and obtain additional capital to fund its operating losses and service its debt. Management’s plans in regard to these matters are described as follows:

Sales and Marketing. Historically, the Company has generated the majority of its revenues by providing its products to dispensaries throughout the state of Arizona. The Company’s revenues have increased significantly since its inception in May 2017. Management will continue its plans to increase revenues in the Arizona market by providing superior products. Additionally, as capital resources become available, the Company plans to expand into additional markets outside of Arizona, with construction of a cultivation and processing facility underway in Nevada.

Financing. To date, the Company has financed its operations primarily with loans from shareholders, private placement financings and sales revenue. Management believes that with continued production efficiencies, production growth, and continued marketing efforts, sales revenue will grow significantly, thus enabling the Company to reverse its negative cash flow from operations and raise additional capital as needed. However, there is no assurance that the Company’s overall efforts will be successful.

If the Company is unable to generate significant sales growth in the near term and raise additional capital, there is a risk that the Company could default on additional obligations, and could be required to discontinue or significantly reduce the scope of its operations if no other means of financing operations are available. The consolidated condensed financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amount and classification of liabilities or any other adjustment that might be necessary should the Company be unable to continue as a going concern.

F-21

ITEM 2.	MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion and analysis of our financial condition and results of operations should be read in conjunction with our unaudited financial statements and related notes included in this Quarterly Report on Form 10-Q and the audited financial statements and notes thereto as of and for the year ended September 30, 2019 and the related Management’s Discussion and Analysis of Financial Condition and Results of Operations, both of which are contained in the Company’s Annual Report on Form 10-K for the year ended September 30, 2019, filed with the Securities and Exchange Commission (the “SEC”) on January 14, 2020.

Forward-Looking Statements

The information in this discussion contains forward-looking statements and information within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the securities Exchange Act of 1934, as amended, (the “Exchange Act”), which are subject to the “safe harbor” created by those sections. The words “anticipated,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “will,” “should,” “could,” “predicts,” potential,” continue,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. We may not actually achieve the plans, intentions, or expectations disclosed in our forward-looking statements that we make. The forward-looking statements are applicable only as of the date on which they are made, and we do not assume any obligation to update any forward-looking statements. All forward-looking statements in this Form 10-Q are made based on our current expectations, forecasts, estimates and assumptions, and involve risks, uncertainties and other factors that could cause results or events to differ materially from those expressed in the forward-looking statements. In evaluating these statements, you should specifically consider various factors, uncertainties and risks that could affect our future results or operations. These factors, uncertainties and risks may cause our actual results to differ materially from any forward-looking statement set forth in this quarterly report on Form 10-Q. You should carefully consider these risks and uncertainties described and other information contained in the reports we file with or furnish to the SEC before making any investment decision with respect to our securities. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by this cautionary statement.

Overview

Item 9 Labs produces premium cannabis and cannabis related products in a rapidly growing market. We currently offer more than 300 products that we group in the following categories: flower; concentrates; distillates; and hardware. Our product offerings will continue to grow as we develop new products to meet the needs of the end-users. We make our products available to consumers through licensed dispensaries in Arizona. In less than three years from our first product delivery, Item 9 Labs’ products are now carried in more than 60 dispensaries throughout the state of Arizona.

We believe our past and future success is dependent upon our ongoing ability to understand the needs and desires of the consumers; and as we develop and offer products that meet their needs.

The objective of Item 9 Labs is to leverage our assets (tangible and intangible) to fuel the growth of our share of the Arizona cannabis market, as well as expand the geographical reach of our products into markets outside of Arizona, with the ultimate goal of providing comfortable cannabis health solutions to a larger population in a manner that will create value for our shareholders.

Our Arizona facility expanded during the year ended September 30, 2019, and we have continued our production increase in the nine months ended June 30, 2020. As demand for our products continues to grow, we plan to continually increase production to meet the demand.

24

We plan to expand into other markets through various methods, and plan to utilize strategic partnerships as necessary to provide the synergies to assist in our growth. As part of this expansion plan, we acquired land in Pahrump, Nevada during the year ended September 30, 2018 to build our second production facility. As described in Notes 1 and 2 of the condensed consolidated financial statements, the Company acquired cultivation and processing licenses in Nevada on February 14, 2020, keeping the Company on track to continue its expansion into Nevada. As of June 30, 2020, the licenses have not been transferred to the Company as the transfer is awaiting Nevada regulatory approval.

In March 2020, the World Health Organization categorized Coronavirus Disease 2019 (“COVID-19”) as a pandemic, and the President of the United States declared the COVID-19 outbreak a national emergency. The services we provide are currently designated an essential critical infrastructure business under the President’s COVID-19 guidance, the continued operation of which is vital for national public health, safety and national economic security. The extent of the impact of the COVID-19 outbreak on our operational and financial performance will depend on certain developments, including the duration and spread of the outbreak, its impact on our customers and vendors, and the range of governmental and community reactions to the pandemic, which are uncertain and cannot be fully predicted at this time.

Results of Operations

	Three Months Ended June 30,		Nine Months Ended June 30,
	2020	2019	2020	2019
Revenues, net	$2,207,453	$1,542,067	$5,602,321	$3,627,951
Cost of services	1,188,831	697,672	3,508,350	1,702,828
Gross profit	1,018,622	844,395	2,093,971	1,925,123

Operating expenses	1,262,586	1,658,253	4,432,709	3,851,183

Loss from operations	(243,964)	(813,858)	(2,338,738)	(1,926,060)

Other income (expense), net	(1,363,839)	113,135	(2,821,629)	159,357

Net loss, before income tax	$(1,607,803)	$(700,723)	$(5,160,367)	$(1,766,703)

Revenues

Total revenues for the three months ended June 30, 2020 were $2,207,453 compared to the revenue for the period ended June 30, 2019 of $1,542,067, an increase of $665,386 or 43%. Total Revenues for the nine months ended June 30, 2020 were $5,602,321 compared to the revenue for the period ended June 30, 2019 of $3,627,951, an increase of $1,974,370 or 54%. This increase was primarily due to an overall increase in monthly sales as production and demand for our products grew. Management anticipates revenues to continue to grow as the revenue trends are positive month over month.

Costs of Services

Costs of services consist primarily of labor, materials, supplies and utilities. Costs of services as a percentage of revenues was 54% and 63% for the three and nine months ended June 30, 2020 compared to 45% and 47% for the three and nine months periods ended June 30, 2019. The increases were primarily due to certain costs, predominantly labor and materials, that increased at a higher rate to ramp up production. Management believes these costs will increase at a lower rate than revenues, and production in future periods, which will lead to higher profit margins than these historical figures illustrate. Given the sixteen to seventeen week grow cycle, efficiencies are not immediately realized in costs.

Gross Profit

Gross profit for the three and nine months ended June 30, 2020 was $1,018,622 (46%) and $2,093,971 (37%) respectively compared to $844,395 (55%) and $1,925,123 (53%) for the three and nine months ended June 30, 2019. The decrease in profit margin was due to a number of factors. First, the Company experienced an increase in costs necessary to ramp up production to meet demand, as well as the Company has pivoted its sales strategy for certain product lines, reducing margins in the short term. The Company has been able to lower costs since March 2020 and expects to see gross profit margins increase over the next several months.

Operating Expenses

Total operating expenses for the three and nine months ended June 30, 2020 were $1,262,586 and $4,432,709, respectively compared to $1,658,253 and $3,851,183 for the three and nine months ended June 30, 2019, a decrease of $395,667 and increase of $581,526, respectively. Operating expenses as a percentage of revenue decreased from 108% to 57% and 106% to 79% for the three and nine months ending June 30, 2020 and 2019, respectively. Management believes this ratio will continue to decrease going forward as the expectation is that revenues will continue to grow at a higher rate than operating expenses. The decrease in operating expenses as a percentage of revenues for the three and nine months ended June 30, 2020 was due to the Company’s focus on increasing revenue, reducing expenses and performing more efficiently. $2,369,932 of the Company’s operating expenses for the nine months ended June 30, 2020 related to non-cash transactions including depreciation, amortization, bad debt expense, stock compensation and stock issued for services rendered.

25

FINANCIAL CONDITION, LIQUIDITY AND CAPITAL RESOURCES

Liquidity and Capital Resources

Our primary need for liquidity is to fund working capital requirements of our business, capital expenditures, acquisitions, debt service, and for general corporate purposes. Our primary source of liquidity is funds generated by financing activities and from private placements. Our ability to fund our operations, to make planned capital expenditures, to make planned acquisitions, to make scheduled debt payments, and to repay or refinance indebtedness depends on our future operating performance and cash flows, which are subject to prevailing economic conditions and financial, business and other factors, some of which are beyond our control.

The accompanying consolidated condensed financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which contemplate continuation of the Company as a going concern. The Company has not yet established an ongoing source of revenue sufficient to cover its operating costs and has incurred net losses since its inception. These losses, with the associated substantial accumulated deficit, are a direct result of the Company’s planned ramp up period as it is pursuing market acceptance and geographic expansion. In view of these matters, realization of a major portion of the assets in the accompanying consolidated condensed balance sheets is dependent upon continued operations of the Company which in turn is dependent upon the Company’s ability to meet its financing requirements, and the success of its future operations. The Company operates in a new, developing industry with a variety of competitors. These factors raise substantial doubt about the Company’s ability to continue as a going concern. As a result, the Company’s independent registered public accounting firm included an emphasis-of-matter paragraph with respect to the consolidated financial statements for the year ended September 30, 2019, expressing uncertainty regarding the Company’s assumption that it will continue as a going concern.

In order to continue as a going concern, the Company will need to generate additional revenue and obtain additional capital to fund its operating losses and service its debt. Management’s plans in regard to these matters are described as follows:

Sales and Marketing. Historically, the Company has generated the majority of its revenues by providing its products to dispensaries throughout the state of Arizona. The Company’s revenues have increased significantly since its inception in May 2017, and continue to grow as of the date of these consolidated condensed financial statements. Management will continue its plans to increase revenues in the Arizona market by providing superior products. Additionally, as capital resources become available, the Company will expand into additional markets outside of Arizona, with construction of a cultivation and processing facility underway in Nevada.

Financing. To date, the Company has financed its operations primarily with loans from shareholders, private placement financings and sales revenue. Management believes that with continued production efficiencies, production growth, and continued marketing efforts, sales revenue will grow significantly, thus enabling the Company to reverse its negative cash flow from operations and raise additional capital as needed. However, there is no assurance that the Company’s overall efforts will be successful.

If the Company is unable to generate significant sales growth in the near term and raise additional capital, there is a risk that the Company could default on additional obligations, and could be required to discontinue or significantly reduce the scope of its operations if no other means of financing operations are available. The consolidated condensed financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amount and classification of liabilities or any other adjustment that might be necessary should the Company be unable to continue as a going concern.

As of June 30, 2020, the Company had $564,715 of cash and cash equivalents and working capital deficit of $(3,971,238) (current assets minus current liabilities), compared with $574,943 of cash and restricted cash and $(4,174,962) of working capital as of September 30, 2019. The increase of $203,724 in our working capital deficit was primarily due to restructuring the Company’s debt during the nine months ended June 30, 2020. The Company is an early stage growth company. It is generating cash from sales and is investing its capital reserves in current operations and new acquisitions that we believe will generate additional earnings in the long term. The Company expects that its cash on hand and cash flows from operations, along with private and/or public financing, will be adequate to meet its capital requirements and operational needs for the next 12 months.

26

Cash Flows

The following table summarizes the sources and uses of cash for each of the periods presented:

	Nine Months Ended March 31,
	2020	2019
Net cash used in operating activities	$(970,401)	$(1,165,082)
Net cash used in investing activities	(939,163)	(6,582,374)
Net cash provided by financing activities	1,899,336	6,860,003
Net increase (decrease) in cash and cash equivalents	$(10,228)	$(887,453)

Operating Activities

During the nine months ended June 30, 2020, operating activities used $970,401 of cash, primarily resulting from a net loss of $5,160,367 which was offset by net cash provided by operating assets and liabilities of $1,820,034. There was significant non-cash activity that contributed to the net loss totaling $2,369,932 including depreciation and amortization of $2,140,366, provision for bad debt of $22,460, and compensation paid in the form of stock of $207,106.

During the nine months ended June 30, 2019, operating activities used $1,165,082 of cash, primarily resulting from a net loss of $2,130,749 and net cash provided by operating assets and liabilities of $341,929. Cash provided by changes in operating assets and liabilities was primarily due to an increase in accrued expenses of $1,192,966, offset by increases in accounts receivable of $298,562, and deferred costs of $988,914.

Investing Activities

During the nine months ended June 30, 2020, investing activities used $939,163 of cash, consisting primarily of $500,000 in purchases of cannabis licenses and $426,663 of capitalized legal fees related to trademarks and licenses.

During the nine months ended June 30, 2019, investing activities used $6,582,374 of cash, consisting primarily of payments totaling $1,500,000 paid to acquire substantially all the assets of AZ DP Consulting LLC, $4,797,374 paid for property plant and equipment and $400,000 paid as a deposit on land.

Financing Activities

During the nine months ended June 30, 2020, financing activities provided $1,899,336, consisting of $4,092,000 in proceeds from the issuance of debt offset by $2,192,664, in debt payments made.

During the nine months ended June 30, 2019, financing activities provided $6,860,003, $5,660,003 of which was cash proceeds from the sale of common stock and $1,200,000 was proceeds from the issuance of debt.

Given that our cash needs are strongly driven by our growth requirements, we also intend to maintain a cash reserve for other risk contingencies that may arise.

We intend to meet our cash requirements for the next 12 months through the use of the cash we have on hand and through business operations, future equity financing, debt financing, or other sources, which may result in further dilution in the equity ownership of our shares. We currently do not have any other arrangements in place to complete any private placement financings of debt and equity and there is no assurance that we will be successful in completing any such financings on terms that will be acceptable to us.

27

Off-Balance Sheet Arrangements

We are not currently a party to, or otherwise involved with, any off-balance sheet arrangements that have or are reasonably likely to have a current or future material effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources.

Critical Accounting Policies

Our discussion and analysis of our financial condition and results of operations are based on our consolidated condensed financial statements, which have been prepared in accordance with GAAP. The preparation of our consolidated condensed financial statements requires us to make estimates and judgements that affect the reported amounts of assets, liabilities, revenue, expenses and related disclosure of contingent assets and liabilities. On an ongoing basis, we evaluate our estimates, including those related to areas that require a significant level of judgment or are otherwise subject to an inherent degree of uncertainty. Significant accounting estimates in these financial statements include but are not limited to accounting for depreciation and amortization, current and deferred income taxes, deferred costs, accruals and contingencies, carrying value of goodwill and intangible assets, collectability of notes receivable, the fair value of common stock and the estimated fair value of stock options and warrants. We base our estimates on historical experience, our observance of trends in particular areas, and information or valuations and various other assumptions that we believe to be reasonable under the circumstances and which form the basis for making judgments about the carrying value of assets and liabilities that may not be readily apparent from other sources. Actual amounts could differ significantly from amounts previously estimated. For a discussion of our critical accounting policies, refer to Part I, item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our annual report on Form 10-K for the year ended September 30, 2019. Management believes that there have been no changes in our critical accounting policies during the nine months ended June 30, 2020.

Recently Issued Accounting Pronouncements

See Note 1 to our consolidated condensed financial statements, included in Part I, Item 1, Financial Information for this quarterly report on Form 10-Q.

Seasonality

We do not expect our sales to be impacted by seasonal demands for our products and services. Also, due to the fact we use indoor grow space, seasonality should not have any impact on our cultivation operations.

Contractual Obligations

We are a smaller reporting company as defined by Rule 12b-2 of the Securities Exchange Act of 1934 and are not required to provide the information under this item.

28

ITEM 3.	QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK.

We are a smaller reporting company as defined by Rule 12b-2 of the Securities Exchange Act of 1934 and are not required to provide the information under this item.

ITEM 4.	CONTROLS AND PROCEDURES

Evaluation of Disclosure Controls and Procedures

Disclosure controls and procedures are controls and procedures that are designed to ensure that information required to be disclosed in our reports filed under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the SEC's rules and forms. Disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that information required to be disclosed by our company in the reports that it files or submits under the Exchange Act is accumulated and communicated to our management, including its principal executive and principal financial officers, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure. Our management carried out an evaluation under the supervision and with the participation of our Principal Executive Officer and Principal Financial Officer, of the effectiveness of the design and operation of our disclosure controls and procedures pursuant to Rules 13a-15(e) and 15d-15(e) under the Securities Exchange Act of 1934 ("Exchange Act"). Based upon that evaluation, our Principal Executive Officer and Principal Financial Officer have concluded that our disclosure controls and procedures were not effective as of June 30, 2020.

Changes in Internal Control over Financial Reporting

There have been no changes in our internal control over financial reporting subsequent to the fiscal year ended September 30, 2019, which were identified in connection with our management’s evaluation required by paragraph (d) of rules 13a-15 and 15d-15 under the Exchange Act, that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting.

Limitations of the Effectiveness of Disclosure Controls and Internal Controls

 Our management, including our Principal Executive Officer and Principal Financial Officer, does not expect that our disclosure controls and internal controls will prevent all error and all fraud. A control system, no matter how well conceived and operated, can provide only reasonable, not absolute, assurance that the objectives of the control system are met. Further, the design of a control system must reflect the fact that there are resource constraints, and the benefits of controls must be considered relative to their costs. Because of inherent limitations in all control systems, no evaluation of controls can provide absolute assurance that all control issues and instances of fraud, if any, within the Company have been detected. These inherent limitations include the realities that judgments in decision-making can be faulty, and that breakdowns can occur because of a simple error or mistake. Additionally, controls can be circumvented by the individual acts of some persons, by collusion of two or more people, or by management override of the control.

The design of any system of controls is also based in part upon certain assumptions about the likelihood of future events, and there can be no assurance that any design will succeed in achieving our stated goals under all potential future conditions; over time, a control may become inadequate because of changes in conditions, or the degree of compliance with the policies or procedures may deteriorate. Because of inherent limitations in a cost-effective control system, misstatements due to error or fraud may occur and not be detected.

29

PART II - OTHER INFORMATION

ITEM 1.	LEGAL PROCEEDINGS

From time to time, the Company may become subject to various legal proceedings that are incidental to the ordinary conduct of its business. Although the Company cannot accurately predict the amount of any liability that may ultimately arise with respect to any of these matters, it makes provision for potential liabilities when it deems them probable and reasonably estimable. These provisions are based on current information and legal advice and may be adjusted from time to time according to developments.

We know of no material, existing or pending legal proceedings against our Company, nor are we involved as a plaintiff in any material proceeding or pending litigation. There are no proceedings in which any director, officer or any affiliates, or any registered or beneficial shareholder, is an adverse party or has a material interest adverse to our interest.

ITEM 1A.	RISK FACTORS

We are a smaller reporting company as defined by Rule 12b-2 of the Securities Exchange Act of 1934 and are not required to provide the information under this item though given the potential impact of the novel coronavirus, management felt it prudent to include the following:

The novel coronavirus (COVID-19) global pandemic could adversely impact our business.

The emergence of COVID-19 around the world presents significant risks to our Company, not all of which we are able to fully evaluate or even foresee at the current time. While the COVID-19 pandemic did not materially adversely affect our Company’s financial results and business operations in the third fiscal quarter ended June 30, 2020, economic and health conditions in the United States and across most of the globe have changed since the end of the quarter.

The COVID-19 pandemic may affect our operations in future quarters. These factors may have far reaching impacts on our business, operations, and financial results and conditions, directly and indirectly, including without limitation impacts on the health of our Company’s management and employees, marketing and sales operations, customer and consumer behaviors, and on the overall economy. The scope and nature of these impacts, most of which are beyond our Company’s control, continue to evolve and the outcomes are uncertain. Management cannot predict the full impact of the COVID-19 pandemic on our Company’s sales or on economic conditions generally. The ultimate extent of the effects of the COVID-19 pandemic on our Company is highly uncertain and will depend on future developments, and such effects could exist for an extended period of time even after the pandemic.

ITEM 2.	UNREGISTERED SALES OF EQUITY SECURITIES AND USE OF PROCEEDS

 Unless otherwise indicated, all of the following sales or issuances of Company securities were conducted under the exemption from registration as provided under Section 4(2) of the Securities Act of 1933 (and also qualified for exemption under 4(5), formerly 4(6) of the Securities Act of 1933, except as noted below). All of the shares issued were issued in transactions not involving a public offering, are considered to be restricted stock as defined in Rule 144 promulgated under the Securities Act of 1933 and stock certificates issued with respect thereto bear legends to that effect.

1.	Quarterly Issuances:

The Company issued no shares during the three months ended June 30, 2020.

2.	Subsequent Issuances:

Subsequent to June 30, 2020, the Company issued 129,059 shares.

ITEM 3.	DEFAULTS UPON SENIOR SECURITIES

There have been no events which are required to be reported under this item.

ITEM 4.	MINE SAFETY DISCLOSURES

N/A.

ITEM 5.	OTHER INFORMATION

N/A

30

ITEM 6.	EXHIBITS

The exhibits required to be filed herewith by Item 601 of Regulation S-K, as described in the following index of exhibits, are attached hereto unless otherwise indicated as being incorporated by reference, as follows:

Exhibit
Number	Description of Exhibit
3.01a	Articles of Incorporation dated June 15, 2010	Filed with the SEC on May 12, 2011 as part of our Registration Statement on Form S-1/A.
3.01b	Certificate of Amendment to Articles of Incorporation dated October 22, 2012	Filed with the SEC on November 13, 2012 as part of our Current Report on Form 8-K
3.01c	Certificate of Amendment to Articles of Incorporation dated March 15, 2018	Filed with the SEC on June 27, 2019 as an exhibit to our Registration Statement on Form 10-12G
3.01d	Certificate of Amendment to Articles of Incorporation dated March 19, 2018	Filed with the SEC on June 27, 2019 as an exhibit to our Registration Statement on Form 10-12G
3.01e	Certificate of Amendment to Articles of Incorporation dated April 3, 2018	Filed with the SEC on June 27, 2019 as an exhibit to our Registration Statement on Form 10-12G
3.01f	Certificate of Amendment to Articles of Incorporation dated October 9, 2018	Filed with the SEC on June 27, 2019 as an exhibit to our Registration Statement on Form 10-12G
3.02	Bylaws	Filed with the SEC on May 12, 2011 as part of our Registration Statement on Form S-1/A.
4.1	2019 Equity Incentive Plan	Filed with the SEC on June 27, 2019 as an exhibit to our Registration Statement on Form 10-12G
10.03	Share Exchange Agreement between Crown Dynamics Corp. and Airware Dated March 20, 2012	Filed with the SEC on March 26, 2012 as part of our current report on Form 8-K.
10.04	Agreement and Plan of Exchange between Item 9 Labs Corp. fka Airware and BSSD Group, LLC dated March 20, 2018	Filed with the SEC on June 27, 2019 as an exhibit to our Registration Statement on Form 10-12G
10.05	Purchase Agreement between Sidewinder Dairy, Inc. and the Company dated April 20, 2018	Filed with the SEC on August 16, 2019 as an exhibit to our Form 10-Q
10.6	Asset Purchase Agreement between Item 9 Labs Corp. and AZ DP Consulting, LLC dated November 26, 2018	Filed with the SEC on June 27, 2019 as an exhibit to our Registration Statement on Form 10-12G
10.7	Loan and Revenue Participation Agreement between Item 9 Labs Corp. and Viridis Group I9 Capital LLC dated September 13, 2018	Filed with the SEC on June 27, 2019 as an exhibit to our Registration Statement on Form 10-12G
10.8	Severance Agreement between Airware Labs Corp and Jeffrey Rassas, effective July 16, 2013	Filed with the SEC on July 19, 2013 as part of our Current Report on Form 8-K.
10.9	Employment Agreement with Sara Gullickson dated November 26, 2018	Filed with the SEC on June 27, 2019 as an exhibit to our Registration Statement on Form 10-12G
14.1	Code of Ethics	Filed with the SEC on June 27, 2019 as an exhibit to our Registration Statement on Form 10-12G
31.01	Certification of Principal Executive Officer Pursuant to Rule 13a-14	Filed herewith.
31.02	Certification of Principal Financial Officer Pursuant to Rule 13a-14	Filed herewith.
32.01	CEO Certification Pursuant to Section 906 of the Sarbanes-Oxley Act	Filed herewith.
32.02	CFO Certification Pursuant to Section 906 of the Sarbanes-Oxley Act	Filed herewith.
99.1	Audit Committee Charter	Filed with the SEC on June 27, 2019 as an exhibit to our Registration Statement on Form 10-12G
99.2	Compensation Committee Charter	Filed with the SEC on June 27, 2019 as an exhibit to our Registration Statement on Form 10-12G
99.3	Nominations and Governance Committee Charter	Filed with the SEC on June 27, 2019 as an exhibit to our Registration Statement on Form 10-12G
101.INS*	XBRL Instance Document	Filed herewith.
101.SCH*	XBRL Taxonomy Extension Schema Document	Filed herewith.
101.CAL*	XBRL Taxonomy Extension Calculation Linkbase Document	Filed herewith.
101.LAB*	XBRL Taxonomy Extension Labels Linkbase Document	Filed herewith.
101.PRE*	XBRL Taxonomy Extension Presentation Linkbase Document	Filed herewith.
101.DEF*	XBRL Taxonomy Extension Definition Linkbase Document	Filed herewith.

*Pursuant to Regulation S-T, this interactive data file is deemed not filed or part of a registration statement or prospectus for purposes of Sections 11 or 12 of the Securities Act of 1933, is deemed not filed for purposes of Section 18 of the Securities Exchange Act of 1934, and otherwise is not subject to liability under these sections.

31

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Item 9 Labs Corp.

Date: August 14, 2020	By:	/s/ Andrew Bowden
	Name: Title:	Andrew Bowden Chief Executive Officer (Principal Executive Officer)

Date: August 14, 2020	By:	/s/ Robert Mikkelsen
	Name: Title:	Robert Mikkelsen Chief Financial Officer (Principal Financial Officer)

32